UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06241

Loomis Sayles Funds II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts 02199-8197

(Address of principal executive offices) (Zip code)

Natalie Wagner, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: September 30

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report

September 30, 2022

Loomis Sayles Core Plus Bond Fund

Loomis Sayles Credit Income Fund

Loomis Sayles Global Allocation Fund

Loomis Sayles Growth Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Limited Term Government and Agency Fund

LOOMIS SAYLES CORE PLUS BOND FUND

Managers	Symbols

Peter W. Palfrey, CFA®	Class A NEFRX

Richard G. Raczkowski	Class C NECRX

Ian Anderson	Class N NERNX

Barath W. Sankaran, CFA®	Class Y NERYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of current income and capital appreciation.

Market Conditions

The fixed-income markets experienced significant, broad-based weakness in the 12-month period that ended on September 30, 2022. Inflation, which had already been increasing throughout 2021, took another leg higher in February 2022 after Russia’s invasion of Ukraine created additional supply-chain pressures and led to a spike in commodity prices. Consumer price inflation remained elevated long after the conflict began. Inflation has seemingly peaked at 9.1% in June, though has yet to meaningfully decline.

The US Federal Reserve (Fed) responded with an aggressive series of interest-rate increases, bringing its benchmark fed funds rate to a range of 3.0% to 3.25% from 0% to 0.25% at the start of 2022. This marked the largest move in such a short interval since 1980. Perhaps even more important for the markets, investors continued to ratchet up their expectations for the “terminal rate” in 2023; or in other words, the level at which the Fed was likely to stop raising rates.

Tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (or “spread”) over Treasuries faced an additional headwind.

US Treasuries endured one of their worst stretches of performance in over 40 years. The two-year note, which is more sensitive to Fed policy shifts than other portions of the yield curve, soared from 0.28% to 4.22% over the course of the 12-month period (as its price fell). Longer-term bonds also lost ground, but to a lesser extent: the yield on the 10-year issue climbed from 1.52% at the start of the period to 3.83% on September 30, 2022.

One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt). In late September, in fact, the yield curve moved to its largest inversion since 1982.

Investment-grade corporate bonds lagged considerably due to both the increase in prevailing yields and rising yield spreads (particularly for lower-quality issues in the category). Notably, major corporate bond indexes fell to levels last seen in 2009 during the immediate aftermath of the Global Financial Crisis. The yield on the ICE BofA US Corporate Index reached 5.75% in the final week of September — another level not seen since 2009.1

Amidst rising inflation, geopolitical instability, and a broad selloff in rates and risk markets, securitized credit markets have generally produced negative total and excess returns over the past 12 months. Down in credit collateralized loan obligations (CLOs) have suffered the most as prices on underlying bank loans have dropped significantly. Sectors like consumer asset-backed securities (ABS) with lower interest rate sensitivity and less direct impact from geopolitical instability have performed somewhat better. Sectors like commercial ABS, namely aircraft, have been negatively impacted. Pockets of the commercial mortgage-backed securities (CMBS) market have held up relatively well amidst a longer-term recovery from Covid-19 related shocks. Senior tranches of residential mortgage-backed securities (RMBS) have provided positive excess returns while subordinates have sold off. Agency mortgage-backed securities (MBS) produced significantly negative excess returns versus US treasuries. Agency MBS has experienced massive interest rate volatility and the impact of concerns related to quantitative tightening.

High-yield corporate bonds posted double-digit losses due to a sizable increase in yield spreads. High-yield issuers are particularly vulnerable to slower economic growth due to their smaller average size and generally weaker balance sheets. The category outperformed investment grade corporate issues, however, which is unusual for a time of heightened investor risk aversion. This outperformance is due to High Yield’s generally shorter duration profile compared to Investment Grade debt. Also, energy issuers tend to be heavily represented in the high-yield space, which supported relative performance on the strength of rising oil prices.

Emerging market bonds, which tend to have a higher correlation to global growth trends than the broader fixed income market, underperformed in relation to the United States. The asset class was pressured not just by slowing growth and investors’ increased aversion to risk, but also the effects of the Russia-Ukraine war and pronounced weakness in emerging-market currencies relative to the US dollar.

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Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Core Plus Bond Fund returned -15.03%. The Fund underperformed its benchmark, the Bloomberg U.S. Aggregate Bond Index, which returned -14.60%.

Explanation of Fund Performance

Security selection was the main driver of the Fund’s underperformance for the one-year period. Exposure to more credit-sensitive emerging market bonds detracted from excess returns within both investment grade corporate and government-related sectors. Additionally, security selection within agency mortgage-backed securities (MBS) pass-throughs weighed on relative returns. In sector allocation terms, the Fund’s underweight to US Treasuries detracted from relative performance. In addition, the Fund’s approximately 10% average allocation to fixed rate high yield corporate bonds weighed on excess returns as the out-of-benchmark sector struggled during the period.

Floating rate bank loans fared better than their equally credit-sensitive high yield corporate counterparts, so the Fund’s modest roughly 5% out-of-benchmark weight to that segment was a partial offset. Our approximately 4% out-of-benchmark non-US dollar positions in Mexico and Uruguay also added significant value, offering diversification and attractive carry. The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) and stance with respect to duration and corresponding interest rate sensitivity were strong positive contributors for the period, as our below-benchmark duration stance and bias to a flatter yield curve both proved additive. Finally, the Fund’s slightly elevated allocation to cash and equivalents helped buoy performance over the period.

Outlook

The Federal Reserve continued to show resolve in the face of persistent inflation pressures and tight labor markets, hiking its benchmark overnight lending rate by another 75 basis points both in July and September. The Fed has tightened by 300 basis points year-to-date, with another 100 basis points currently priced in by year-end. Despite a brief rally in bond prices in July, rates rose once again in response to decidedly hawkish Fed forward guidance and a September inflation report that surprised to the upside. The September dot plot displaying Fed Open Market Committee members’ expectations for the fed funds rate projects a median peak rate of 4.675% by early 2023, exceeding prior peak pricing by about 25 basis points. We ended the quarter with an inverted yield curve and 10-Year Treasuries briefly hitting 4.0%.

We observe that the Fed has been successful in tightening financial conditions to slow the economy down and cool inflation. While we wait for better news on inflation, we acknowledge a growing risk that the Fed overshoots and misses the elusive “soft landing”. Global growth is threatened by the energy crisis in Europe, and by central banks who are now also tightening policy in response to growing inflationary pressures. Additionally, the Russia-Ukraine conflict continues to escalate and contribute to market volatility and uncertainty.

We believe we are in the later phases of the credit cycle2, as indicated by the significant spread widening that has occurred over the past three quarters, as well as the significant retracement of equity market indices. Government, corporate and consumer balance sheets entered this part of the cycle in a strong position, but are showing some strains from higher inflation, tightening credit conditions and greater economic uncertainty.

The current Core Plus positioning displays a more defensive bias versus that of last year, but still has a moderate pro-cyclical stance. This reflects our view that risk valuations now more accurately reflect a balanced forward outlook of slower growth, coupled with a less punishing inflation outlook. We are closely watching forward-looking indicators on shelter and autos, which have been the largest contributors to core inflation. We also anticipate some goods price deflation given the strong dollar, lower shipping and transportation costs, and bloated domestic inventories, coupled with waning consumer and business demand.

We have incrementally increased our Treasury allocation to add quality, liquidity and duration to the portfolio, but maintain significant excess carry versus the benchmark, with a yield advantage of approximately 75 basis points. Average credit quality remains high at A1.

Nominal duration and corresponding interest rate sensitivity is now approximately 0.30 years longer than the benchmark, while empirical duration is more defensively positioned at approximately 0.3 years shorter than the benchmark. Most recently we have moved closer to neutralizing our overall curve positioning by adding more US Treasury exposure in the 5–10-year part of the curve, while maintaining a modest duration overweight to the 20- to 30-year part of the curve for some protection against the risk of Fed overtightening.

We maintain an underweight to agency MBS but have repositioned our exposures within the sector for a regime where the Fed is neither purchasing nor imminently selling agency MBS.

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LOOMIS SAYLES CORE PLUS BOND FUND

Within investment grade corporate credit, we remain underweight. While we continue to have a bias towards BBB-rated securities, we have selectively reduced the overall credit sensitivity of our allocation, and favor industries that are more likely to retain pricing power and/or benefit from higher rates, such as banks.

We have a moderate overweight to investment grade securitized credit, primarily in the front end of the yield curve, for more defensive, non-corporate carry. We continue to favor asset-backed securities backed by consumer auto loans and restaurant franchises.

Within the Plus sectors, we have continued to reduce our overall allocation to high yield corporates, currently at 10%, down from approximately 16% in the first quarter. This exposure is split between 6.5% in fixed rate high yield corporates, including a modest 2% in emerging market high yield corporates, and approximately 3.5% in floating rate bank loans. We have been incrementally reducing high yield exposure in response to a more aggressive Fed tightening path, as well as growing signs of economic slowdown from the more robust pace seen in 2021. Where permitted, we added some investment grade, higher quality collateralized loan obligations for additional floating rate carry in the portfolio.

We continue to hold an approximately 3.5% allocation to non-US dollar emerging market bonds. Two-thirds of the exposure is to Mexico and the remainder to Uruguay. Notably this has proven to be an important source of diversification and significant carry year to date.

[1]	Source: Federal Reserve Bank of St. Louis Economic Database
[2]	A credit cycle is a cyclical pattern that follows credit availability and corporate health

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2012 to September 30, 2022

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Average Annual Total Returns — September 30, 20223

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y
NAV	-15.03%	0.26%	1.64%	—	0.46%	0.46%

Class A
NAV	-15.24	0.01	1.39	—	0.71	0.71
With 4.25% Maximum Sales Charge	-18.82	-0.87	0.95	—

Class C
NAV	-15.88	-0.74	0.78	—	1.46	1.46
With CDSC[1]	-16.71	-0.74	0.78	—

Class N (Inception 2/1/13)
NAV	-14.94	0.36	—	1.61	0.38	0.38

Comparative Performance
Bloomberg U.S. Aggregate Bond Index[2]	-14.60	-0.27	0.89	0.98

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Bloomberg U.S. Aggregate Bond Index is a broad-based index that covers the U.S. dollar-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the Treasury, government-related, corporate, mortgage-backed securities, asset-backed securities, and collateralized mortgage-backed securities sectors.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES CREDIT INCOME FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LOCAX

Brian P. Kennedy	Class C LOCCX

Elaine M. Stokes	Class N LOCNX

Class Y LOCYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current income with a secondary objective of capital growth.

Market Conditions

Fixed income markets experienced significant, broad-based weakness in the 12-month period that ended on September 30, 2022. Inflation, which had already been increasing throughout 2021, increased in February 2022 after Russia’s invasion of Ukraine created additional supply-chain pressures and led to a spike in commodity prices. Consumer price inflation remained elevated long after the conflict began. Inflation has seemingly peaked at 9.1% in June, though still has yet to meaningfully recover.

The US Federal Reserve (Fed) responded with an aggressive series of interest rate increases, bringing its benchmark Fed funds rate to a range of 3.0% to 3.25% from 0% to 0.25% at the start of 2022. This marked the largest move in such a short interval since 1980. Perhaps even more important for the markets, investors continued to ratchet up their expectations for the “terminal rate” (the level at which the Fed was likely to stop raising rates) in 2023.

Tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (spread) over Treasuries faced an additional headwind.

US Treasuries endured one of their worst stretches of performance in over 40 years. The two-year note, which is more sensitive to Fed policy shifts than other portions of the yield curve, soared from 0.28% to 4.22% over the course of the 12-month period (as its price fell, given the inverse relationship between yield and price). Longer-term bonds also lost ground, : the yield on the 10-year issue climbed from 1.52% at the start of the period to 3.83% on September 30, 2022. One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt). In late September, in fact, the yield curve moved to its largest inversion since 1982.

Investment grade corporate bonds lagged considerably due to both the increase in prevailing yields and rising yield spreads (particularly for lower-quality issues in the category). Notably, major corporate bond indexes fell to levels last seen in 2009 during the immediate aftermath of the global financial crisis. The yield on the ICE BofA US Corporate Index reached 5.75% in the final week of September – another level not seen since 2009.*

High yield corporate bonds posted double-digit losses due to a sizable increase in yield spreads. High yield issuers are particularly vulnerable to slower economic growth due to their smaller average size and generally weaker balance sheets. The category outperformed investment grade corporate issues, however, which is unusual for a time of heightened investor risk aversion. This outperformance is due to high yield’s generally shorter duration profile compared to investment grade debt. Also, energy issuers tend to be heavily represented in the high yield space, which supported relative performance on the strength of rising oil prices.

Amidst rising inflation, geopolitical instability, and a broad selloff in rates and risk markets, securitized credit markets have generally produced negative total and excess returns over the past 12 months. Lower-rated CLOs (collateralized loan obligations) have suffered the most as prices on underlying bank loans have dropped significantly. Sectors like consumer ABS (asset-backed securities) with lower interest rate sensitivity and less direct impact from geopolitical instability have underperformed less. Sectors like commercial ABS, namely aircraft, have been negatively impacted. Pockets of the CMBS (commercial mortgage-backed securities) market have held in relatively well amidst a longer-term recovery from Covid-19 related shocks. Senior tranches of RMBS (residential mortgage-backed securities) have provided positive excess returns while subordinates have sold off.

Emerging market bonds, which tend to have a higher correlation to global growth trends than the broader fixed income market, underperformed in relation to the US. The asset class was pressured not just by slowing growth and investors’ increased aversion to risk, but also the effects of the Russia-Ukraine war and pronounced weakness in emerging market currencies relative to the US dollar.

*	Source: Federal Reserve Bank of St. Louis Economic Database

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Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Credit Income Fund returned -15.59% at net asset value. The Fund outperformed its benchmark, the Bloomberg U.S. Credit Index, which returned -17.89%.

Explanation of Fund Performance

Despite a challenging year for fixed income markets, the Fund posted positive relative returns versus its benchmark. Yield curve positioning was the primary source of outperformance. The Fund is targeting an overall duration shorter than that of the benchmark. To help achieve this we used Treasury futures, and these positions have been a positive contributor given the sharp upward movement in interest rates during the period. Securitized credit was also beneficial given the asset class’s shorter duration profile. Here, holdings in collateralized loan obligations aided returns. Finally, an allocation to defensive, reserve-like positions contributed to relative performance as risk-off sentiment prevailed.

Security selection within investment grade corporate credit was the biggest detractor as several longer- dated issues weighed on performance. An allocation to emerging market credit also lagged, with selected holdings in Israel (consumer non-cyclical), Mexico (basic industry) and Chinese property developers as the main sources of underperformance. Extended Covid-related lockdowns in China have exacerbated already-declining housing sales and government measures taken thus far to alleviate stresses on this sector have been limited, resulting in further bond price erosion.

Outlook

After a strong rally in risk assets early in the third quarter, volatility returned to markets as the Federal Reserve (Fed) retained its hawkish stance amid stubborn inflation prints. The macroeconomic environment and outlook remains challenging. Global growth forecasts have been challenged by geopolitics, war, shutdowns in China, and a looming energy crisis in Europe. Domestically, market participants have adjusted their interest rate expectations to incorporate repeated affirmations by the Fed of a clear path to higher policy rates. Stubborn inflation and a determined Fed continue to put pressure on risk assets.

In our view, the credit cycle has slid deeper into the late expansion cycle. We expect slowing growth and stubborn inflation. Fed actions have elevated the risks of a downturn and should that evolve we expect inflation to recede slowly. US hiring remains resilient, putting pressure on wages, but ultimately we believe higher rates may temper those pressures. Oil prices have slid on global growth concerns alleviating the pressure on US gas prices. However, natural gas supplies to Europe this winter are a significant risk and supply chain effects from that remain unknown. In summary, we do expect inflation to moderate but at a very slow pace.

We expect the Fed to stay on a tightening course through the end of this year and into early 2023, likely elevating the policy rate to the 4.50-4.75% range. In our view the Fed will largely be driven by the extent to which there is firm evidence of inflation moderating. We also believe the Fed may be increasingly sensitive to its impact on global financial markets, although a policy pivot seems unlikely. We expect the US 10-year bond yield to move only modestly higher from here and eventually be below the short-term policy rate. Our portfolios remain positioned defensively on rate risk while edging closer to levels where rate sensitivity becomes less of a concern.

While the Fed path seems firm at this point, a critical question is how the growth outlook for 2023 evolves and what impact that could have on corporate earnings and balance sheets. We expect slowing growth with an elevated risk of recession. Corporate fundamentals have remained reasonably strong, with solid second quarter earnings. Nonetheless, we anticipate slowing growth to be a drag on corporate earnings going forward. That said, given the strong starting point for corporate fundamentals we expect credit losses to move closer to historical averages.

Regionally, we are largely focused on US fixed income markets. An aggressive Fed and safe haven inflows have created strong momentum in the US dollar. Given global growth concerns, a committed Fed, and policies abroad that have weakened domestic currencies, we remain cautious in non-dollar-denominated assets. We have largely been avoiding Europe and anticipate a deep recession there. Should that unfold, however, opportunities may present themselves.

We believe that value is returning to US fixed income markets. Bond structures (price, yield and spread) appear relatively attractive. Dollar prices on bonds are currently at post-global financial crisis lows. Corporate bond spreads in both investment grade and high yield are currently above long-term averages, and overall yields could offer favorable levels with high yield approaching 10% and BBB-rated bonds around 6%. We believe the combination of discount-to-par, wider spreads and overall yield is increasing the potential value opportunity in bonds.

We believe the corporate bond spreads could edge wider from here with some modest further elevation in yields. However, future interest rate and spread risk is being mitigated by generally higher yields and wider spreads. We have been holding larger than average liquid reserves and maintaining an up-in-quality bias. As opportunities develop, we will consider redeploying reserves, a process that has already begun. At the same time, short-term yields have risen meaningfully, and we are comfortable with how we are being paid.

[1]	A credit cycle is a cyclical pattern that follows credit availability and corporate health.

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LOOMIS SAYLES CREDIT INCOME FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 29, 2020 (inception) through September 30, 2022

Average Annual Total Returns — September 30, 20223

			Expense Ratios[4]

	1 Year	Life of Fund	Gross	Net

Class Y (Inception 9/29/20)
NAV	-15.59%	-5.82%	4.54%	0.57%

Class A (Inception 9//29/20)
NAV	-15.88	-6.04	4.79	0.82
With 4.25% Maximum Sales Charge	-19.43	-8.04

Class C (Inception 9/29/20)
NAV	-16.53	-6.81	5.60	1.57
With CDSC[1]	-17.35	-6.81

Class N (Inception 9/29/20)
NAV	-15.63	-5.77	1.16	0.52

Comparative Performance
Bloomberg U.S. Credit Index[2]	-17.89	-8.81

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Bloomberg U.S. Credit Index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable corporate and government-related bond markets. It is composed of the U.S. Corporate Index and a non-corporate component that includes non-U.S. agencies, sovereigns, supranationals and local authorities. The Index was called the U.S. Corporate Index until July 2000, when it was renamed to reflect its inclusion of both corporate and non-corporate issuers. The Index is a subset of the U.S. Government/Credit Index and U.S. Aggregate Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Managers	Symbols

Matthew J. Eagan, CFA®	Class A LGMAX

Eileen N. Riley, CFA®	Class C LGMCX

David W. Rolley, CFA®	Class N LGMNX

Lee M. Rosenbaum	Class Y LSWWX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high total investment return through a combination of capital appreciation and current income.

Market Conditions

Global markets suffered declines in the 12-month period ended September 30, 2022, reflecting a broad assortment of unfavorable headlines. A sharp increase in inflation prompted the US Federal Reserve (Fed) and other central banks to raise interest rates aggressively; rates were boosted in the US by a total of three percentage points in the first nine months of 2022. Rising rates, in turn, fueled concerns about the potential for a recession.

Russia’s invasion of Ukraine in February 2022 also contributed to the downturn. The event brought geopolitical issues back to the forefront, as well as further pressured commodity prices and global supply chains. It also led to concerns about the outlook for the European economy, potentially creating a headwind for US-based multinational companies.

Stocks responded unfavorably to these developments, with poor returns and elevated volatility. The MSCI All Country World Index declined over 20% for the period, with all sectors registering losses except for the energy sector. The communication services, consumer discretionary and information technology sectors posted the largest declines.

In fixed income, tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (or “spread”) over Treasurys faced an added headwind.

Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Global Allocation Fund returned -25.41% at net asset value. The Fund underperformed its primary benchmark, the MSCI All Country World Index (Net) which returned-20.66%, and its secondary blended index (60% MSCI All Country World Index (Net)/40% Bloomberg Global Aggregate Bond Index) which returned -20.41%.

Explanation of Fund Performance

In equities, the three largest detractors from returns were ASML, Salesforce, and Airbnb.

ASML is a leader in photolithography, the process in which a light source is used to etch a pattern on a silicon wafer. The company is uniquely positioned in EUV (extreme ultraviolet), the next generation technology, which is needed for chipmakers to continue to make chips smaller while maintaining their power. The barriers to entry are high, given the required technical expertise (to illustrate, EUV was in development for ten years) and associated R&D spending. ASML partners with its customers, aligning its product roadmap with theirs, which we believe has led to a symbiotic relationship. ASML is moving toward a value-based service model under which the company will be paid per wafer output of the machines, which should be more profitable. Under this model, ASML must deliver a certain level of output and fill any shortfalls at no additional cost to the customer. Assuming their machines are delivering as promised, we believe the company should enjoy a solid revenue stream and margin boost based on chip output. Currently, the services business accounts for a little more than a quarter of revenues. We believe ASML has sound capital allocation policies, selectively doing bolt-on acquisitions (such as Berliner Glas) while growing its dividend and opportunistically buying back shares (the company is currently nearing completion of a €9B repurchase program).

Shares of ASML underperformed along with the broader semiconductor sector on geopolitical tensions and concerns over a fall in demand for chips (i.e., the cycle “peaking”). However, ASML reported solid orders and backlog; our view remains that there is a strong long-term environment with many secular demand drivers. The company has a solid balance sheet, currently in a net cash position with no debt due until 2023. We expect intrinsic value growth to be driven by revenues and margin expansion, as the company improves its efficiencies across its EUV and DUV (direct ultraviolet) production lines and ramps up its next product, high-NA (numerical aperture) EUV.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

Salesforce is an enterprise software company with leadership in large and growing markets. Salesforce pioneered “software as a service” (SaaS), which allows customers to access its product via the internet. Since its founding in 1999, Salesforce has fine-tuned its original product as well as added more services, creating the “Salesforce economy”. It now operates four “clouds”: Sales Cloud, Service Cloud, Marketing and Commerce Cloud, and Salesforce Platform.

Shares were weak after announcing a mixed set of quarterly results in August. Company guidance for the third quarter was lower than expected, due to a combination of foreign currency headwinds and a challenging macroeconomic environment. Management indicated customers are becoming more cautious which is resulting in a longer sales cycle and some deal compression. On the positive side, the company maintained its full-year adjusted operating margin target and announced approval for a $10 billion share repurchase program. Later in the quarter, at its investor day, Salesforce reaffirmed its fiscal year 2026 targets of $50 billion in revenue and 25% or better adjusted operating margins.

Notwithstanding the current macro challenges, we expect Salesforce to remain both a key beneficiary and enabler of digital transformation for the foreseeable future, leveraging its scale, go-to-market expertise, ecosystem approach, and strategic growth strategies. Salesforce’s suite of applications support essential components of its customers’ businesses, reinforcing the recurring nature of Salesforce’s software subscription revenue.

Airbnb is an online marketplace for short-term stays and vacation rentals. Over the last decade, Airbnb has disrupted the lodging industry by creating a platform where homeowners can offer their properties for rent, introducing significantly more choice for consumers. Our investment thesis on Airbnb is driven by its leadership position within this large addressable market. Airbnb’s capital-lite platform, where it collects commissions for each rental, benefits from a powerful network effect. The more property owners who list their properties with Airbnb the more renters it attracts, and vice versa. Airbnb’s platform offers a superior consumer experience for both the host and the guest driven by trust; hosts can access guest profiles and provide feedback on guests, while guests can also supply reviews and ratings on hosts. We believe this experience has created a brand synonymous with seamless private rentals, evidenced by the high percentage (over 90%) of direct traffic to Airbnb.com.

Shares outperformed following the company’s second quarter results; the company reported growth in room nights, solid margins and strong free cash flow generation. Management also announced a $2 billion share buyback and highlighted a positive trajectory for the travel recovery.

Going forward, we expect intrinsic value growth for Airbnb to be driven by revenue growth and margin expansion. The company has a number of opportunities to grow its top line through increasing its share, offering its users ancillary travel services, and entering new verticals, such as the hotel market. We expect margins to grow as the company continues to leverage its technology.

In fixed income, the Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) and stance with respect to duration and corresponding interest rate sensitivity detracted from performance. Notably, positioning in the US dollar and Canadian dollar-pay markets weighed on performance. In the US dollar-pay market, allocations to the five- and ten-year segments of the yield curve held back performance as the Fed embarked on an aggressive monetary tightening path to tame persistently high inflation, hiking rates 300 basis points so far in 2022.

Corporate credit allocation to the communications, consumer non-cyclical, and consumer cyclical sectors detracted from performance. Within communications, holdings of Dish Network Corp. weighed on return as the company significantly underperformed the broader investment grade telemedia space, reflecting the secular decline of its challenged satellite video business. Holdings of pharmaceuticals in the consumer non-cyclical sector particularly detracted from performance due to political headwinds within the industry as well as headwinds related to the Covid-19 pandemic such as reduced clinical capacity. Within consumer cyclical, surging fuel costs and continued uncertainty surrounding the Omicron variant caused holdings of Norwegian Cruise Line to underperform.

In equities, the three largest contributors to returns were UnitedHealth Group, Northrop Grumman, and Alibaba.

UnitedHealth Group (UNH) is the largest managed care operator (MCO) in the US. The company’s businesses include OptumCare (primary and urgent care centers), OptumInsight which offers back office technology to healthcare providers, and OptumRx, the company’s Pharmaceutical Benefit Manager business. As the largest MCO, it benefits from scale advantages, specifically greater underwriting experience and the ability to leverage non-medical costs. Via its Optum businesses, the company has accumulated valuable medical trend data over decades, providing best-in-class insights which it leverages for its own MCO as well as external clients. UNH rates highly across our quality dimensions; the company has consistently returned cash to shareholders via its growing dividend and share buybacks. It has a strong track record of acquisitions, including Surgical Care Affiliates, Advisory Board, and DaVita Medical Group. We expect intrinsic value growth to be driven by organic top-line growth and modest margin expansion, as well as by continued share repurchases. Valuation is attractive based on our discounted cash flow methodology.

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UNH shares outperformed over the period. The company’s traditional health insurance business continued to demonstrate strong execution, highlighted by continued positive enrollment trends in both the Medicare Advantage and Commercial segments, as well as better-than-expected medical costs. There has also been progress at OptumCare, as the number of patients under full value-based care agreements rose significantly.

We eliminated our positions in Northrop Grumman, an aerospace and defense company, and Alibaba, an e-commerce company, in October and November of 2021, respectively. Shares were strong relative to other holdings in the portfolio as the stocks were sold prior to the market downturn.

In fixed income, security selection within the technology, consumer cyclical, banking, and consumer non-cyclical sectors contributed to performance. Within technology, holdings of CommScope contributed; 2022 growth has been strong, led by its Connectivity and Cable Solutions division. Within the consumer cyclical sector, Uber reported strong earnings heading into the second half of 2022. In the banking sector, holdings of Ally Financial, a leading digital consumer bank, contributed to performance. The company acquired Fair Square Financial, adding credit cards to its diverse product base. Within consumer non-cyclical, holdings of BioMarin contributed to performance, as the biotech company significantly outperformed the industry.

Holdings of inflation-linked securities contributed positively to performance over the period as inflation reached historically high levels. In particular, allocations to US Treasury-inflation-protected securities and Japan government inflation-linked bonds added to performance.

The Loomis Sayles Global Allocation Fund entered into forward currency contracts for hedging purposes and to mitigate exposure where investment allocation decisions caused the Fund to be either overweight or underweight in certain currencies versus the benchmark when measured in combination with bond exposures to each currency. For most of the year, the Fund held long forward positions of the Euro and Japanese Yen to bring it in line with the benchmark, while being short on the Canadian Dollar for hedging purposes. For the Euro and Yen, a combination of higher US yields relative to these regions, and less vulnerability in the trade balances from accelerating oil prices, led to general US dollar appreciation against these currencies. Given strongly negative returns of rolling long Euro and Yen currency forwards against the dollar, there was a material cost to performance from having used FX forwards. As for the Canadian Dollar (CAD), hedging of our CAD exposure was beneficial, as it reduced our overall exposure to CAD-denominated securities, which depreciated against the US dollar over the year. The use of FX forwards in total detracted from performance.

Outlook

Tighter global monetary policies have increased the odds of a recession. Decelerating, but positive global growth in 2022 remains the base case; however recession risks continue to rise as central bank tightening and demand destruction from higher inflation slow the global economy. Consensus expectations for corporate profit growth have held up well as underlying fundamentals are currently favorable, but they will likely start to decline as we head into 2023.

Inflation is expected to remain sticky, given the volatile geopolitical backdrop, tight labor markets, and only partially resolved supply chain issues. Wage pressure, service sector prices, and home price impacts on core inflation are expected to decelerate, yet remain elevated. Gas prices have come down which has helped ease the pain for US consumers, but core inflation is likely to remain stubbornly high. In the US, we see headline and core inflation nearing 3.25-3.5% in twelve months’ time. Near-term consensus inflation forecasts indicate that the Fed and other central banks will not be able to bring inflation down to their target levels until 2024 and we expect the Fed to continue its hawkish path. The near-term squeeze in European energy markets and depth of the economic downturn are key inputs into the path of prices but are difficult to predict with any precision, leaving fixed income markets volatile.

The US dollar could continue to strengthen over the short term, led by a hawkish Fed, rising US Treasury yields, and the volatile geopolitical backdrop. The US economy is benefiting from being relatively less exposed to energy prices. Other factors contributing to dollar strength include China’s zero-Covid policy and property market issues, and Europe’s acute energy supply shortage. We expect the dollar to remain strong until global growth begins to improve.

Europe remains a source of potential risk if the region’s energy crisis leads to an accelerating decline in industrial production. The potential escalation of the crisis in Ukraine also remains an important risk. We are keeping a close eye on these developments, as well as policy responses from the region’s governments and central banks.

We believe China’s GDP growth target of 5.5% for 2022 is now beyond reach; we forecast 3.5% growth. China continues to respond to Covid-19 outbreaks with strict lockdowns, at the expense of economic growth. The Chinese property market is no longer making front-page news, but it remains a risk. China has a hefty weight in the global economy, and a crisis in China could have spillover effects to the rest of the world.

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LOOMIS SAYLES GLOBAL ALLOCATION FUND

In equities, we currently hold a diverse group of technology names spanning semiconductor manufacturing and equipment, software, and consulting companies. We have select exposure to consumer names that we believe are uniquely positioned, including companies capturing e-commerce demand, physical retailers with a differentiated value offering, and companies with valuable brands. We have focused our healthcare exposure toward higher growth areas in the industry, and away from areas exposed to reimbursement risk. In financials, our holdings have leading market positions in retail banking, asset management and investment banking. We believe our holdings have sustainable competitive advantages and strong balance sheets, evidenced by the portfolio’s return on equity, which is meaningfully higher than the MSCI ACWI benchmark, and financial leverage which is less than the benchmark by key measures (on a net/debt to EBITDA basis). We believe these characteristics allow our companies the flexibility to weather uncertain environments, and quite possibly emerge stronger.

Top Ten Holdings as of September 30, 2022

Security Name		% of Net Assets
1	Amazon.com, Inc.	3.13%
2	Danaher Corp.	3.05
3	Alphabet, Inc., Class A	2.92
4	S&P Global, Inc.	2.89
5	Linde PLC	2.79
6	Cummins, Inc.	2.75
7	Salesforce, Inc.	2.72
8	Accenture PLC, Class A	2.72
9	Airbnb, Inc., Class A	2.70
10	UnitedHealth Group, Inc.	2.67

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares4

September 30, 2012 to September 30, 2022

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Average Annual Total Returns — September 30, 20224

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y
NAV	-25.41%	3.24%	5.97%	—	0.87%	0.87%

Class A
NAV	-25.59	2.99	5.70	—	1.12	1.12
With 5.75% Maximum Sales Charge	-29.86	1.78	5.08	—

Class C
NAV	-26.16	2.22	5.07	—	1.87	1.87
With CDSC[1]	-26.85	2.22	5.07	—

Class N (Inception 2/1/17)
NAV	-25.36	3.32	—	5.21	0.80	0.80

Comparative Performance
MSCI All Country World Index (Net)[2]	-20.66	4.44	7.28	6.33
Blended Index[3]	-20.41	1.96	4.12	3.53

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2	MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

3

Blended Index is an unmanaged, blended index composed of the following weights: 60% MSCI All Country World Index (Net) and 40% Bloomberg Global Aggregate Bond Index. The Bloomberg Global Aggregate Bond Index provides a broad-based measure of the global investment-grade fixed income markets. The four major components of this index are the U.S. Aggregate, the Pan-European Aggregate, the Asian-Pacific Aggregate, and the Canadian Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities, and USD investment grade 144A securities.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES GROWTH FUND

Manager	Symbols

Aziz V. Hamzaogullari, CFA®	Class A LGRRX

Loomis, Sayles & Company, L.P.	Class C LGRCX

Class N LGRNX

Class Y LSGRX

Investment Goal

The Fund seeks long-term growth of capital.

Market Conditions

The US equity markets suffered a pronounced decline in the 12-month period ended September 30, 2022, reflecting a broad assortment of unfavorable headlines. A sharp increase in inflation, which prompted the US Federal Reserve (Fed) and other central banks to raise interest rates aggressively, was a likely factor weighing on performance. The Fed boosted rates by a total of three percentage points in the first nine months of 2022, and at the close of the period investors were expecting several more increases before year-end. Rising rates, in turn, may have fueled concerns about the potential for a meaningful slowdown in economic growth and corporate earnings in 2023.

Russia’s invasion of Ukraine in February 2022 was another potential catalyst for the downturn in equities. The event not only brought geopolitical issues back to the forefront, but it also contributed to an increase in commodity prices and added further stress to global supply chains. It also led to concerns about the outlook for the European economy, potentially creating a headwind for US-based multinational companies.

Stocks responded unfavorably to these developments, with poor returns and elevated volatility. Growth stocks, which had led the market higher in the rally of 2020-2021, underperformed as rising interest rates may have prompted investors to gravitate away from companies whose cash flows are weighted further in the future. Small-cap equities, which are seen as being vulnerable to the effects of slowing growth, trailed large caps. On the positive side, the energy sector finished with a gain thanks to strength in the related commodities.

Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Growth Fund returned -27.29% at net asset value. The Fund underperformed its benchmark, the Russell 1000® Growth Index, which returned -22.59%.

Explanation of Fund Performance

We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with these characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-40 names.

The Fund’s positions in Vertex Pharmaceuticals, Schlumberger, and Regeneron Pharmaceuticals contributed the most to performance. Stock selection in the healthcare, communication services, and financials sectors, along with our allocations in the healthcare, industrials, consumer discretionary, and energy sectors, contributed positively to relative performance.

Vertex Pharmaceuticals is the leader in creating therapies for patients suffering from cystic fibrosis (CF), with four currently approved treatments, and the company is building out its capabilities to address related diseases that lever its core expertise in biology and medicinal chemistry. A strategy holding since June 2021, Vertex reported financial results during the period that reflected the continued penetration of Trikafta, its latest and most efficacious CF therapy. The company continues to penetrate the global market, both through new patients that did not previously have a therapy available and patients switching from older generations of therapies to the new standard of care. Vertex has now reached reimbursement agreements with more than 25 countries since Trikafta’s approval in late-2019. While most of the company’s pipeline assets outside of CF are still very early stage, the company also continues to make progress across a range of disease areas and expects to make regulatory filings for its CTX001 therapy for blood disorders, co-developed with CRISPR Therapeutics, by year-end 2022. We believe Vertex’s strong and sustainable competitive advantages include its unparalleled understanding of CF, for which it is recognized as setting the standard of care, its partnerships with the CF Foundation and other entities that enhance its solutions capabilities, and its broader understanding of biology and serial approach to

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drug development. We believe expectations embedded in Vertex’s share price underestimate the defensibility of its dominant CF franchise, the life-changing benefit of its therapies for its growing base of 40,000 patients, and the strength of its science and innovation ability that is contributing to a growing pipeline of potentially transformative therapies outside of CF. We trimmed the position during the period following strong price performance but continue to believe the shares embed expectations for revenue and free cash flow that are below our long-term expectations. As a result, we believe the shares are trading at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

Schlumberger is the world’s leading supplier of technology, equipment, integrated project management, and information solutions to the global oil and gas exploration and production industry. Over its 95-year history, Schlumberger has built a brand and reputation for delivering consistent service and product excellence across the spectrum of exploration, drilling, and production. Only a few companies can compete with the scope of Schlumberger’s integrated suite of products and services, and even fewer can compete with the scale and depth of its technology and service execution. We have owned our position in Schlumberger since the third quarter of 2008, prior to assuming management of the Fund in 2010. At the time, we believed a bubble in commodity pricing was leading to extremely high embedded expectations that resulted in very few energy companies looking attractive through our bottom-up assessment of reward to risk. However, following a significant oil price correction that began in September 2008, we initiated our position in Schlumberger and added to it in 2009 as the substantial decline in oil prices increased the attractiveness of Schlumberger’s reward to risk. We believed Schlumberger’s strong and sustainable competitive advantages included its brand and reputation, scale, history of and commitment to developing innovative technology, the breadth of its integrated product suite, and its institutional knowledge. Further, we believed that secular growth in the long-term global demand for oil, arising primarily from the need to replace naturally depleting reserves, is driving the need to extract hydrocarbons from harsher environments that are increasingly difficult to reach or extract from. We believe services like those Schlumberger provides are essential to profitably meeting long-term ongoing demand for hydrocarbon production. Over our holding period the oil price environment has endured significant challenges. Prompted by the rapid proliferation of shale oil and gas, over a two-year period which began in 2014 oil prices fell by over 70% and industry spending fell by over 50%. Despite this, Schlumberger gained share and maintained leading margins, while several competitors posted losses or very thin margins. Schlumberger was one of the few companies to generate positive free cash flow during the downturn and continued to invest to strengthen its ability to offer integrated solutions to clients. More recently, oil experienced a record price decline in the first quarter of 2020 due to Covid-19-related demand weakness in China and a price war between OPEC and Russia, and demand remained depressed throughout much of 2021 as a result of the global lockdown and continued travel restrictions. In spite of these challenges, we believe Schlumberger continued to execute well and further strengthened its competitive differentiation versus peers. With our assessment of Schlumberger’s quality and long-term secular growth opportunity remaining intact, we took advantage of declines in the company’s share price, with our last addition coming in November 2020. From that point, the company was among our highest returning securities until we exited the position in March 2022. Despite the strong recent performance, we consider Schlumberger to be among our investment mistakes. We believe that in the long term, the price of oil should be driven by supply and demand and be equal to or above the marginal cost of producing oil. Even taking into account our most dire demand projections, we believed the natural decline in reserves of around 7% per year would drive the continued need to extract oil. However, excess supply as a result of the shale boom coincided with a once-in-a-century decline in demand and sharply lowered demand for Schlumberger’s products and services. Our initial value range analysis should have captured this range of outcomes but did not. Ideally, we like to recognize our mistakes as early as possible. Regardless of when we recognize a mistake, at that point we always make a forward-looking assessment as we did with Schlumberger in fall of 2020 when we concluded that the market was overly penalizing the company’s shares and increased our investment at very attractive prices. Upon exiting the position in March of 2022, we allocated the proceeds to new positions in Block, Netflix, PayPal, and Shopify.

Regeneron Pharmaceuticals, Inc. is a fully integrated biopharmaceutical company created with the vision to empower scientists to shape the path of the business. Regeneron has created enabling technologies, platforms, and methods that materially speed target discovery and development timelines, allowing the company to develop viable candidates for clinical trial faster than its competitors. As a result of these technologies, Regeneron was able to negotiate risk-mitigating collaborations with larger biopharmaceutical company partners that fund early-stage research and development in exchange for a share of potential profits, enabling Regeneron to access scale and distribution strength. A holding since the third quarter of 2016, shares responded positively following the company’s September 2022 announcement that trials for a higher dose (8mg) of Aflibercept, the same drug behind the company’s leading Eylea therapy, showed comparable efficacy and safety when dosed at 12 to 16 weeks as 2mg Eylea, which is dosed every 8 weeks. The results, which are accompanied by an established safety profile after Eylea’s decade on the market, are superior to any existing or clinical therapy, and should firmly maintain the company’s leadership in treating diseases of the back of the eye. Further, because the higher dose required a new formulation and some modifications to the underlying molecule, Regeneron will file for a new patent, which if successful, would provide another decade of protection versus biosimilar competition, which is expected to emerge for Eylea sometime over the next two-to-four years. Financial results were volatile during the period due to the company’s success with REGN-Cov, an antibody therapy for Covid-19 that contributed substantially in the first half of the period. We expected demand for REGN-Cov to provide only a short-term boost to results and instead viewed the therapy as further evidence of Regeneron’s ability to

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LOOMIS SAYLES GROWTH FUND

rapidly respond with novel innovation at a speed that we believe exceeds competitors — capabilities we consider to be at the core of its competitive advantage. Core operating results during the period reflected market share gains for Eylea, a treatment for eye diseases and the company’s largest revenue generator, continued traction for Dupixent, the company’s innovative treatment for atopic dermatitis and allergic asthma, an expanding number of indications for Libtayo, the company’s first approval in the field of immuno-oncology, and meaningful progress in its pipeline. With the continued investments in the company’s broad range of pipeline programs laying the groundwork for sustainable long-term revenue generation, we believe Regeneron is among the highest quality businesses in healthcare, with both broad-based established therapies and meaningful pipeline assets, which include approximately 30 product candidates in clinical development that were generated using the company’s proprietary technology. We trimmed the position during the period on strong price performance but continue to believe that Regeneron’s market price embeds a lack of appreciation for the company’s multiple short-term and longer-term growth opportunities and the uniqueness of its financial model. As a result, we believe the shares trade at a discount to our estimate of intrinsic value and offer an attractive reward-to-risk opportunity.

The Fund’s positions in Meta Platforms, Boeing, and Alphabet detracted the most from performance. Stock selection in the information technology, industrials, consumer discretionary, and consumer staples sectors, along with our allocations in the communication services, consumer staples, and information technology sectors, detracted from relative performance.

Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With over 3.6 billion monthly users and 200 million businesses worldwide using its family of apps — Facebook, Messenger, WhatsApp, and Instagram — the scale and reach of Meta’s network is unrivaled. A strategy holding since its IPO in the second quarter of 2012, Meta reported financial results during the period that were generally mixed with respect to consensus expectations. However, shares declined substantially following the company’s fourth quarter financial report in early February. Operating expenses were greater than expectations and the company issued guidance for the first quarter of 2022 that was well below expectations, which it attributed to headwinds arising from recent privacy restrictions by Apple, the continuing impact of macro weakness such as supply chain disruptions on advertising spending, and the company’s transition to a new product format — short term video — where monetization is currently lower. Management previously addressed the changes by Apple, which it believes decreased the accuracy of Facebook’s ad targeting, increased the difficulty of measuring outcomes, and contributed to underreporting of successful conversions such as sales and app installs by approximately 15% in the third quarter of 2021. The company has already been investing in a number of solutions, including commerce tools to help businesses reach more customers and privacy-enhancing technologies, and believes it has closed a substantial portion of the measurement gap. The company expects to further reduce the amount of underreporting in 2022 but expects the changes will remain a headwind. Apple’s changes impact not just Meta, but the broader mobile advertising ecosystem. As a function of its competitive advantages, we believe Meta remains well positioned relative to its peers, and there are no changes to our assessment of the company’s quality or secular growth opportunities. Another near-term headwind is the company’s capital investments in and transition to a new product format — the short-form video. During our ownership of Meta, Facebook has gone through several product transitions including from desktop to mobile platforms, from newsfeed to stories, and now to short-form videos. Each such transition first requires capital expenditures followed by a gradual revenue ramp-up, creating pressures on topline, margins, and earnings. Over time, the required investment decreases and revenues increase. Of note, the Instagram “Reels” product, launched in August 2020, is now Meta’s fastest growing content format and largest contributor to engagement. The company previously reported that Reels was consuming more than 20% of users’ time spent on Instagram, and video, including FB Reels, accounted for 50% of time spent on Facebook. In the most recent quarter, the company reported a further 30% increase in time people spent on Reels across FB and Instagram. We believe this is a necessary cycle for maintaining sustainable competitive advantages and long-term growth. Despite the near-term pressure on financial results, Meta continues to have significant advantages arising from its network of almost 3 billion daily users of its family of apps, 200 million businesses that use its platforms and tools every month, and 10 million advertisers who have consistently paid more per user for access to its rare network. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from 6% currently to approximately 10% of the total global advertising market over our investment time horizon. We also believe that the expectations embedded in Meta’s current share price show a lack of appreciation for the company’s growth opportunities and the sustainability of its business model. We believe the consensus expectations and current market price reflect assumptions for free cash flow growth that are well below our long-term expectations of high-teens cash flow growth. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value, creating a compelling reward-to-risk opportunity. We took advantage of near-term market weakness to add to our position in February, April, and July.

Founded in 1916, Boeing is a global leader in the commercial and defense aerospace industries. The company manufactures commercial aircraft for passenger and cargo traffic as well as manned and unmanned military aircraft, missile and defense systems, satellites and launch systems, and other space and security systems. Along with Airbus, Boeing is part of a global duopoly that accounts for almost all commercial planes sold with greater than 125 seats — the largest market segment. A holding since March 2020, Boeing’s financial

15  |

results during the period were mixed and largely below expectations, but the company posted positive quarterly earnings for the first time since 2019, and positive quarterly free cash flow for the first time in almost three years. Boeing also expects free cash flow to be positive for the full year in 2022. Boeing has made significant progress with the 737 MAX, which is now cleared to fly in almost all countries with the major exception of China. The company had originally anticipated the MAX would be approved in China in the first quarter of 2022, but a combination of ongoing Covid flare-ups, an accident in March involving a predecessor to the MAX, and ongoing geopolitical tensions have left timing uncertain. While the company didn’t provide significant new details, Boeing is now assuming it will make no deliveries in China this year, despite a number of Chinese airlines that were already testing the MAX in preparation for its return to service. Boeing has also faced challenges with its 787 model. After deliveries were halted for almost two years to address manufacturing flaws in the body of the aircraft and other faults, in August, the FAA approved a resumption of deliveries. We believed the issues were temporary, not structural, and despite the halt the 787 was the most used widebody aircraft during the pandemic. We estimate that Boeing has approximately $43 billion of aircraft currently in inventory, including 120 787s, which will generate substantial revenue and cash flow as they are likely delivered over the next 12-to-24 months. As of June quarter-end, the company’s backlog of $372 billion, or approximately 4,239 aircraft, was up 2% year over year. Despite the recent weakness, air traffic recovery is underway, and absent further issues with the MAX and 787 we believe the company’s long-term earnings power remains intact. Boeing’s financial results remain significantly impacted by the decline in global air travel due to Covid-19. At its low point in 2020, travel demand, as measured by revenue passenger kilometer (RPK), which represents distance flown by paying passengers, had declined 94% from April 2019. And while demand has gradually improved, as an indicator, in May 2022 RPK still remained 31% below May 2019. We believe the impact of Covid-19, along with the grounding of the MAX, the fourth generation of its most profitable airplane model, represent temporary, not structural, issues that created the opportunity to initiate our position. We believe Boeing’s strong and sustainable competitive advantages include its significant cumulative knowledge and experience in aeronautical development, scale, and a client base that faces switching costs due to plane-specific operational and maintenance issues. Global growth in air travel is the primary secular growth driver for Boeing. Over our long-term investment horizon, we believe demand for global air travel will continue to grow at a mid-single-digit rate, as it has for the past four decades. We believe Boeing is one of only two companies globally which possess the requisite expertise and scale to profitably serve the global demand for commercial aircraft. We believe the current market price embeds overly pessimistic expectations concerning both aircraft deliveries and the degree to which margins are structurally impaired. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. We took advantage of near-term price weakness to add to our position on several occasions during the year.

Alphabet is a holding company that owns a collection of businesses — the largest and most important of which by far is Google. Google is the global leader in online search and advertising, and also offers online cloud solutions to businesses and consumers globally. We believe Alphabet’s competitive advantages include its scale, brand strength, the power of its network and business ecosystem, and innovative culture that is reinforced by its massive investments in research and development (R&D). A long-term Fund holding, Alphabet reported financial results during the period that were generally strong and in-line with or better than consensus expectations for revenues and operating profits. After a strong first-half recovery in advertising spending, which had been depressed due to Covid-19 in the prior-year period, still solid double-digit growth in advertising revenue decelerated over the past six months due to challenging prior-year comparisons. The company also observed a slowdown from some advertisers in its YouTube and network advertising businesses. For comparison, YouTube growth of 5% in the most recent quarter came on top of 84% growth in the prior-year period. Despite some cyclical softening in advertising, YouTube continues to benefit from strong demand from brand advertisers due to its reach and engagement with over 2 billion monthly users who recently spent over 1 billion hours daily on the platform. As with other platforms, the company is transitioning to short-form videos, where monetization is currently lower. However, the company reported that YouTube Shorts were being watched each month by over 1.5 billion signed-in users, and that they were receiving over 30 billion daily views. Google Cloud revenue represented approximately 8% of total revenue, and ended the period with a $25 billion run rate, up almost 40% year over year. We believe Google’s key revenue drivers of mobile search, YouTube, programmatic advertising, and an emerging cloud business that is Google’s fastest growing business, each continue to benefit from secular drivers including increased mobility, video advertising, better use of advertising technology to drive performance, and increased penetration of public cloud services. Google’s attractive financial model generates strong free cash flow and earns high returns on invested capital, enabling it to reinvest significantly in its business. Over the past five years, Google has invested over $120 billion in R&D, an amount very few companies could replicate. We believe the global secular shift from traditional advertising to online advertising is the biggest long-term growth driver for Google. Online advertising accounts for approximately $450 billion, or around 25% of the $1.7 trillion annual spending on global advertising and marketing. Over our investment horizon, we believe this penetration will increase to over 40%. We believe investors underestimate Alphabet’s growth opportunities and the intrinsic value of the business given its unique and difficult-to-replicate attributes and business model. As a result, we believe the company’s shares trade at a significant discount to our estimate of intrinsic value and offer a compelling reward-to-risk opportunity.

All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated new

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LOOMIS SAYLES GROWTH FUND

positions in Block, Netflix, PayPal, Shopify, and Tesla. We added to our existing holdings in Boeing, Disney, Illumina, Intuitive Surgical, Meta Platforms, Salesforce, and Visa. We trimmed our existing positions in Alibaba, Deere, Expeditors International, Oracle, Regeneron Pharmaceuticals, Roche, Vertex Pharmaceuticals, and Yum China. We also trimmed our positions in Alphabet and Nvidia as they approached our maximum allowable position size. We sold our positions in Automatic Data Processing, Cerner, Cisco, Colgate Palmolive, and Schlumberger. We sold ADP, Cerner, and Colgate as they approached our estimate of intrinsic value, and Cisco due to better reward-to-risk opportunities. We sold Schlumberger due to a mistaken investment thesis as outlined above.

Outlook

Our investment process is characterized by bottom-up, fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the communication services, healthcare, industrials, and financials sectors and underweight positions in the information technology, consumer staples, and consumer discretionary sectors. We did not own positions in the real estate, energy, materials, or utilities sectors.

Top Ten Holdings as of September 31, 2022

Security Name		% of Net Assets
1	Amazon.com, Inc.	6.14%
2	Visa, Inc., Class A	6.11
3	Microsoft Corp.	5.16
4	Boeing Co. (The)	4.41
5	Meta Platforms, Inc., Class A	4.24
6	NVIDIA Corp.	4.11
7	Monster Beverage Corp.	3.94
8	Autodesk, Inc.	3.75
9	Alphabet, Inc., Class A	3.70
10	Oracle Corp.	3.67

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2012 through September 30, 2022

17  |

Average Annual Total Returns — September 30, 20223

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y
NAV	-27.29%	7.77%	12.62%	—	0.64%	0.64%

Class A
NAV	-27.48	7.50	12.35	—	0.89	0.89
With 5.75% Maximum Sales Charge	-31.66	6.23	11.68	—

Class C
NAV	-28.05	6.69	11.67	—	1.63	1.63
With CDSC[1]	-28.73	6.69	11.67	—

Class N (Inception 2/1/13)
NAV	-27.25	7.85	—	11.91	0.56	0.56

Comparative Performance
Russell 1000® Growth Index[2]	-22.59	12.17	13.70	13.71

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Performance for Class C shares assumes a 1% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.

2

Russell 1000® Growth Index is an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  18

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A LSDRX

Christopher T. Harms	Class C LSCDX

Clifton V. Rowe, CFA®	Class N LSDNX

Class Y LSDIX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks above-average total return through a combination of current income and capital appreciation.

Market Conditions

The fixed-income markets experienced significant, broad-based weakness in the 12-month period that ended on September 30, 2022. Inflation, which had already been increasing throughout 2021, took another leg higher in February 2022 after Russia’s invasion of Ukraine created additional supply-chain pressures and led to a spike in commodity prices. Consumer price inflation remained elevated long after the conflict began. Inflation has seemingly peaked at 9.1% in June, though has yet to meaningfully recover.

The U.S. Federal Reserve (Fed) responded with an aggressive series of interest-rate increases, bringing its benchmark fed funds rate to a range of 3.0% to 3.25% from 0% to 0.25% at the start of 2022. This marked the largest move in such a short interval since 1980. Perhaps even more important for the markets, investors continued to ratchet up their expectations for the “terminal rate” in 2023; or in other words, the level at which the Fed was likely to stop raising rates.

Tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (or “spread”) over Treasuries faced an added headwind.

US Treasuries endured one of their worst stretches of performance in over 40 years. The two-year note, which is more sensitive to Fed policy shifts than other portions of the yield curve, soared from 0.28% to 4.22% over the course of the 12-month period (as its price fell). Longer-term bonds also lost ground, but to a lesser extent: the yield on the 10-year issue climbed from 1.52% at the start of the period to 3.83% on September 30, 2022.

One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt). In late September, in fact, the yield curve moved to its largest inversion since 1982.

Investment-grade corporate bonds lagged considerably due to both the increase in prevailing yields and rising yield spreads (particularly for lower-quality issues in the category). Notably, major corporate bond indexes fell to levels last seen in 2009 during the immediate aftermath of the Global Financial Crisis. The yield on the ICE BofA US Corporate Index reached 5.75% in the final week of September — another level not seen since 2009.1

Amidst rising inflation, geopolitical instability, and a broad selloff in rates and risk markets, securitized credit markets have generally produced negative total and excess returns over the past 12 months. Down in credit collateralized loan obligations (CLOs) have suffered the most as prices on underlying bank loans have dropped significantly. Sectors like consumer asset-backed securities (ABS) with lower interest rate sensitivity and less direct impact from geopolitical instability have underperformed less. Sectors like commercial ABS, namely aircraft, have been negatively impacted. Pockets of the commercial mortgage-backed securities (CMBS) market have held in relatively well amidst a longer-term recovery from Covid-19 related shocks. Senior tranches of residential mortgage-backed securities (RMBS) have provided positive excess returns while subordinates have sold off. Agency mortgage-backed securities (MBS) produced significantly negative excess returns versus US Treasurys. Agency MBS has experienced massive interest rate volatility and the impact of concerns related to quantitative tightening.

Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Intermediate Duration Bond Fund returned-10.76% at net asset value. The Fund underperformed its benchmark, the Bloomberg U.S. Intermediate Government/Credit Bond Index, which returned -10.14%.

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) and stance with respect to duration and corresponding interest rate sensitivity led positive contributions to relative performance during the period. Specifically, the Fund was underweight the short end of the curve as the Fed raised its benchmark overnight lending rate.

19  |

Within corporate bonds, holdings within the electric, transportation and technology industries contributed positively to performance. The Fund’s holdings of cash and cash equivalents also contributed to results given the weakness in bond markets.

On the downside, the Fund favored credit-oriented sectors such as corporate bonds and securitized assets which trade at a yield spread relative to US Treasuries. As credit spreads widened over the period, these allocations weighed on results. The Fund’s underweight to and security selection within government- related securities also hindered results.

Outlook

The Fed continued to show resolve in the face of persistent inflation pressures and tight labor markets, hiking its benchmark overnight lending rate by another 75 basis points both in July and September. The Fed has tightened by 300 basis points year-to-date, with another 100 basis points currently priced in by year-end. Despite a brief rally in bond prices in July, rates rose once again in response to decidedly hawkish Fed forward guidance and a September inflation report that surprised to the upside. The September dot plot displaying Fed Open Market Committee members’ expectations for fed funds projects a median peak rate of 4.675% by early 2023, exceeding prior peak pricing by about 25 basis points. We ended the quarter with an inverted yield curve and 10-Year Treasuries briefly hitting 4.0%.

We see that the Fed has been successful in tightening financial conditions to slow the economy down and cool inflation. While we wait for better news on inflation, we acknowledge a growing risk that the Fed overshoots and misses the elusive “soft landing”. Global growth is threatened by the energy crisis in Europe, and by central banks who are now also tightening policy in response to growing inflationary pressures. Additionally, the Russia-Ukraine conflict continues to escalate and contribute to market volatility and uncertainty.

We believe we are in the later phases of the credit cycle2, as shown by the significant spread widening that has occurred over the past three quarters, as well as the significant retracement of equity market indices. Government, corporate and consumer balance sheets entered this part of the cycle in a strong position, but are showing some strains from higher inflation, tightening credit conditions and greater economic uncertainty.

We continue to favor spread sectors, such as corporate bonds and securitized assets. We have increased risk exposure primarily through corporate bonds as we continue to find attractively priced new issues with favorable concessions.

We are still overweight both agency and non-agency commercial mortgage-backed securities, particularly senior parts of the capital stack.

Intermediate and short duration strategies are still focused on opportunities with limited prepayment risk.

We continue to favor asset-backed securities in the front end of the yield curve, particularly those backed by consumer-related collateral such as autos and credit card receivables.

We continue to follow our process of building diversified exposures by asset class, industry and issuers.

1	Source: Federal Reserve Bank of St. Louis Economic Database

2	A credit cycle is a cyclical pattern that follows credit availability and corporate health

|  20

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND

Hypothetical Growth of $100,000 Investment in Class Y Shares1,4

September 30, 2012 through September 30, 2022

21  |

Average Annual Total Returns — September 30, 20224

				Life of Class N	Expense Ratios[5]
	1 Year	5 Years	10 Years		Gross	Net

Class Y1
NAV	-10.76%	0.67%	1.36%	—	0.45%	0.40%

Class A1
NAV	-10.98	0.41	1.10	—	0.70	0.65
With 4.25% Maximum Sales Charge	-14.77	-0.46	0.66	—

Class C (Inception 8/31/16)[1]
NAV	-11.65	-0.35	0.47	—	1.45	1.40
With CDSC[2]	-12.52	-0.35	0.47	—

Class N (Inception 2/01/19)	-10.73	—	—	0.56	0.38	0.35

Comparative Performance
Bloomberg U.S. Intermediate Government/Credit Bond Index[3]	-10.14	0.38	1.00	0.16

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1

As of August 31, 2016, the Fund’s Retail Class shares and Institutional Class shares were redesignated as Class A shares and Class Y shares, respectively. Accordingly, the returns shown in the table for Class A shares prior to August 31, 2016 are those of Retail Class shares, restated to reflect the sales loads of Class A shares, and the returns in the table for Class Y shares prior to August 31, 2016 are those of Institutional Class shares. Prior to the inception of Class C shares (August 31, 2016), performance is that of Retail Class shares, restated to reflect the higher net expenses and sales loads of Class C shares.

2	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

3

Bloomberg U.S. Intermediate Government/Credit Bond Index includes securities in the intermediate maturity range within the Government and Credit Indices. The Government Index includes treasuries (i.e., public obligations of the U.S. Treasury that have remaining maturities of more than one year) and agencies (i.e., publicly issued debt of U.S. Government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government). The Credit Index includes publicly issued U.S. corporate and foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

5

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

|  22

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Managers	Symbols

Daniel Conklin, CFA®	Class A NEFLX

Christopher T. Harms	Class C NECLX

Clifton V. Rowe, CFA®	Class N LGANX

Class Y NELYX

Loomis, Sayles & Company, L.P.

Investment Goal

The Fund seeks high current return consistent with preservation of capital.

Market Conditions

The fixed-income markets experienced significant, broad-based weakness in the 12-month period that ended on September 30, 2022. Inflation, which had already been increasing throughout 2021, took another leg higher in February 2022 after Russia’s invasion of Ukraine created additional supply-chain pressures and led to a spike in commodity prices. Consumer price inflation remained elevated long after the conflict began. Inflation has seemingly peaked at 9.1% in June, though still has yet to meaningfully recover.

The U.S. Federal Reserve (Fed) responded with an aggressive series of interest-rate increases, bringing its benchmark fed funds rate to a range of 3.0% to 3.25% from 0% to 0.25% at the start of 2022. This marked the largest move in such a short interval since 1980. Perhaps even more important for the markets, investors continued to ratchet up their expectations for the “terminal rate” in 2023; or in other words, the level at which the Fed was likely to stop raising rates.

Tighter Fed policy not only led to a rise in prevailing yields, but also fueled an increase in investors’ aversion to risk more generally. As a result, more volatile asset categories that trade based on their yield advantage (or “spread”) over Treasuries faced an additional headwind.

US Treasuries endured one of their worst stretches of performance in over 40 years. The two-year note, which is more sensitive to Fed policy shifts than other portions of the yield curve, soared from 0.28% to 4.22% over the course of the 12-month period (as its price fell). Longer-term bonds also lost ground, but to a lesser extent: the yield on the 10-year issue climbed from 1.52% at the start of the period to 3.83% on September 30, 2022.

One result of these moves was that the yield curve inverted significantly (meaning that short-term yields traded above those on longer-term debt). In late September, in fact, the yield curve moved to its largest inversion since 1982.

Amidst rising inflation, geopolitical instability, and a broad selloff in rates and risk markets, securitized credit markets have generally produced negative total and excess returns over the past 12 months. Down in credit collateralized loan obligations (CLOs) have suffered the most as prices on underlying bank loans have dropped significantly. Sectors like consumer asset-backed securities (ABS) with lower interest rate sensitivity and less direct impact from geopolitical instability have underperformed less. Sectors like commercial ABS, namely aircraft, have been negatively impacted. Pockets of the commercial mortgage-backed securities (CMBS) market have held in relatively well amidst a longer-term recovery from Covid-19 related shocks. Senior tranches of residential mortgage-backed securities (RMBS) have provided positive excess returns while subordinates have sold off. Agency mortgage-backed securities (MBS) produced significantly negative excess returns versus US Treasurys. Agency MBS has experienced massive interest rate volatility and the impact of concerns related to quantitative tightening.

Performance Results

For the 12 months ended September 30, 2022, Class Y shares of Loomis Sayles Limited Term Government and Agency Fund returned -5.42%. The Fund outperformed its benchmark, the Bloomberg U.S. 1-5 Year Government Bond Index, which returned -7.03%.

Explanation of Fund Performance

The Fund’s positioning along the yield curve (which depicts the relationship among bond yields across the maturity spectrum) and stance with respect to duration and corresponding interest rate sensitivity led positive contributions to relative performance, as the Fund was underweight duration as interest rates rose over the period. Security selection within non-agency commercial mortgage-backed securities (CMBS) also contributed to performance. Finally, issue selection within agency pass-through mortgage-backed securities (MBS) and auto-backed receivables within asset-backed securities (ABS) was positive during the period.

23  |

Positioning with respect to US Treasuries detracted from results due to an underweight allocation relative to the benchmark as well as adverse issue selection. Issue selection in student loans within ABS hindered performance as well during the period. Finally, holdings within agency CMBS detracted from results.

Outlook

Agency mortgage-backed security (MBS) spreads (the difference in yield between agency MBS and Treasuries of similar maturity) are trending higher than their longer-term averages. We continue to favor MBS sectors less likely to face refinancing and extension risk, such as low loan balance mortgages and home equity conversion mortgages. Within the commercial real estate sector, we have focused on agency commercial mortgage-backed security (CMBS) opportunities. Our non-agency securitized exposures remain steady, favoring asset-backed securities (ABS) over CMBS.

Hypothetical Growth of $100,000 Investment in Class Y Shares3

September 30, 2012 through September 30, 2022

See notes to charts on page 25.

|  24

LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

Average Annual Total Returns — September 30, 20223

				Life of Class N	Expense Ratios[4]
	1 Year	5 Years	10 Years		Gross	Net

Class Y
NAV	-5.42%	0.41%	0.61%	—	0.49%	0.45%

Class A
NAV	-5.75	0.16	0.35	—	0.73	0.70
With 2.25% Maximum Sales Charge	-7.86	-0.30	0.12	—

Class C
NAV	-6.43	-0.60	-0.25	—	1.49	1.45
With CDSC[1]	-7.36	-0.60	-0.25	—

Class N (Inception 2/1/17)
NAV	-5.45	0.47	—	0.61	0.41	0.40

Comparative Performance
Bloomberg U.S. 1-5 Year Government Bond Index[2]	-7.03	0.36	0.59	0.48

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Class C shares performance assumes a 1% CDSC applied when you sell shares within one year of purchase.

2

Bloomberg U.S. 1-5 Year Government Bond Index is a subindex of the Bloomberg U.S. Government Index, which is comprised of the Bloomberg U.S. Treasury and U.S. Agency Indices. The Bloomberg U.S. Government Index includes Treasuries (public obligations of the U.S. Treasury that have remaining maturities of more than one year) and U.S. agency debentures (publicly issued debt of U.S. government agencies, quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. government). The Bloomberg U.S. Government Index is a component of the Bloomberg U.S. Government/Credit Index and the Bloomberg U.S. Aggregate Bond Index.

3	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

4

Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 6 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

25  |

ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

ADDITIONAL INDEX INFORMATION

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

PROXY VOTING INFORMATION

A description of the Natixis Funds’ proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Fund’s website at im.natixis.com; and on the Securities and Exchange Commission’s (“SEC’s”) website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

|  26

UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Fund’s prospectuses. The following examples are intended to help you understand the ongoing costs of investing in the Fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of Fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2022 through September 30, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each class of Fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of the fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

LOOMIS SAYLES CORE PLUS BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$899.30	$3.52
Hypothetical (5% return before expenses)	$1,000.00	$1,021.36	$3.75
Class C
Actual	$1,000.00	$896.60	$7.08
Hypothetical (5% return before expenses)	$1,000.00	$1,017.60	$7.54
Class N
Actual	$1,000.00	$901.10	$1.86
Hypothetical (5% return before expenses)	$1,000.00	$1,023.11	$1.98
Class Y
Actual	$1,000.00	$900.60	$2.33
Hypothetical (5% return before expenses)	$1,000.00	$1,022.61	$2.48

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.74%, 1.49%, 0.39% and 0.49% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

27  |

LOOMIS SAYLES CREDIT INCOME FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$897.20	$3.90
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15
Class C
Actual	$1,000.00	$893.60	$7.45
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.94
Class N
Actual	$1,000.00	$898.50	$2.47
Hypothetical (5% return before expenses)	$1,000.00	$1,022.46	$2.64
Class Y
Actual	$1,000.00	$898.20	$2.71
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.82%, 1.57%, 0.52% and 0.57% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES GLOBAL ALLOCATION FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$788.10	$5.15
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82
Class C
Actual	$1,000.00	$784.90	$8.50
Hypothetical (5% return before expenses)	$1,000.00	$1,015.54	$9.60
Class N
Actual	$1,000.00	$789.20	$3.63
Hypothetical (5% return before expenses)	$1,000.00	$1,021.01	$4.10
Class Y
Actual	$1,000.00	$789.20	$4.04
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

*

Expenses are equal to the Fund’s annualized expense ratio: 1.15%, 1.90%, 0.81% and 0.90% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  28

LOOMIS SAYLES GROWTH FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$738.00	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61
Class C
Actual	$1,000.00	$735.00	$7.22
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.39
Class N
Actual	$1,000.00	$739.00	$2.48
Hypothetical (5% return before expenses)	$1,000.00	$1,022.21	$2.89
Class Y
Actual	$1,000.00	$738.90	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.76	$3.35

*

Expenses are equal to the Fund’s annualized expense ratio: 0.91%, 1.66%, 0.57% and 0.66% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$942.80	$3.17
Hypothetical (5% return before expenses)	$1,000.00	$1,021.81	$3.29
Class C
Actual	$1,000.00	$940.10	$6.81
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08
Class N
Actual	$1,000.00	$944.20	$1.71
Hypothetical (5% return before expenses)	$1,000.00	$1,023.31	$1.78
Class Y
Actual	$1,000.00	$945.00	$1.95
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.65%, 1.40%, 0.35% and 0.40% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND	BEGINNING ACCOUNT VALUE 4/1/2022	ENDING ACCOUNT VALUE 9/30/2022	EXPENSES PAID DURING PERIOD* 4/1/2022 – 9/30/2022
Class A
Actual	$1,000.00	$972.00	$3.46
Hypothetical (5% return before expenses)	$1,000.00	$1,021.56	$3.55
Class C
Actual	$1,000.00	$968.40	$7.15
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.33
Class N
Actual	$1,000.00	$973.60	$1.98
Hypothetical (5% return before expenses)	$1,000.00	$1,023.06	$2.03
Class Y
Actual	$1,000.00	$974.20	$2.23
Hypothetical (5% return before expenses)	$1,000.00	$1,022.81	$2.28

*

Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.70%, 1.45%, 0.40% and 0.45% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

|  30

LOOMIS SAYLES CORE PLUS BOND FUND, LOOMIS SAYLES GLOBAL ALLOCATION FUND, LOOMIS SAYLES CREDIT INCOME FUND, LOOMIS SAYLES GROWTH FUND, LOOMIS SAYLES INTERMEDIATE DURATION BOND FUND AND LOOMIS SAYLES LIMITED TERM GOVERNMENT AND AGENCY FUND

BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June board meeting.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser and Loomis Sayles Core Plus Bond Fund’s advisory administrator (the “Advisers”) believe to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Advisers, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Advisers, including how profitability is determined by the Fund, and (v) information obtained through the completion by the Advisers of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Advisers’ investment staffs and their use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, allocations to brokers affiliated with the Advisers and the use of “soft” commission dollars to pay for research and other similar services, (iv) the Advisers’ policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, total return information for various periods, third-party performance rankings for various periods comparing a Fund against similarly categorized funds, and performance ratings provided by a different third-party rating organization. The portfolio management team for each Fund or other representatives of the Advisers make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2022. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Advisers and their affiliates to the Funds and the resources dedicated to the Funds by the Advisers and their affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Advisers, as well as the affiliation between the Advisers and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Advisers to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the

31  |

administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements, such as new rules relating to the fair valuation of investments and the use of derivatives.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. The Trustees also received information about how comparative peer groups are constructed. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2021, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider, was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Core Plus Bond Fund	89%	48%	38%
Loomis Sayles Credit Income Fund	24%	N/A	N/A
Loomis Sayles Global Allocation Fund	34%	3%	2%
Loomis Sayles Growth Fund	68%	78%	70%
Loomis Sayles Intermediate Duration Bond Fund	53%	74%	84%
Loomis Sayles Limited Term Government and Agency Fund	48%	53%	44%

In the case of a Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Advisers that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund’s more recent relative performance (i.e., for periods ending March 31, 2022) had improved; (3) that the Fund had outperformed its relevant performance benchmark for the one-year period ended December 31, 2021; and (4) that effective August 31, 2021, the Fund had been assigned to a different category by the independent third-party data provider, which has resulted in significantly improved relative performance and is expected to result in more relevant performance comparisons. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Advisers to Trustee concerns about performance and the willingness of the Advisers to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Advisers and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Advisers and their affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Advisers to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund, as well as the need for the Advisers to offer competitive compensation and the potential need

|  32

to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Advisers for Loomis Sayles Credit Income Fund, Loomis Sayles Intermediate Duration Bond Fund, and Loomis Sayles Limited Term Government and Agency Fund under their respective expense limitation agreements. The Trustees also considered that the current expenses for Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund, and Loomis Sayles Growth Fund were below each Fund’s limitation. The Trustees also noted that the total advisory fee rate for each Fund was at or below the median of its peer group of funds.

The Trustees also considered the compensation directly or indirectly received by the Advisers and their affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Advisers’ and their affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Advisers had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Advisers and their affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Advisers and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations. The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that each of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Global Allocation Fund and Loomis Sayles Limited Term Government and Agency Fund had breakpoints in its advisory fee and that each of the Funds was subject to an expense limitation. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Advisers and their affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment each Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, as well as more recent market volatility, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Advisers. They also considered the compliance-related resources the Advisers and their affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Advisers, such as the engagement of affiliates of the Advisers to provide distribution and administrative services to the Funds, and the benefits of research made available to the Advisers by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Advisers. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the existing Agreements should be continued through June 30, 2023.

33  |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2021 and ending December 31, 2021 (including updates through September 30, 2022)

Effective December 1, 2018 (September 29, 2020 for Loomis Sayles Credit Income Fund), the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Funds.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). Loomis Sayles Core Plus Bond Fund, Loomis Sayles Credit Income Fund and Loomis Sayles Intermediate Duration Bond Fund have established an HLIM.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

During the period January 1, 2022 through September 30, 2022, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any HLIM or illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board is operating effectively. The Program Administrators have also monitored, assessed and managed each Fund’s liquidity risk regularly throughout the period.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Programs, assessed their adequacy and effectiveness and described any material changes made to the Programs.

|  34

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 90.3% of Net Assets
Non-Convertible Bonds — 90.2%
	ABS Car Loan — 1.3%
$2,396,000	Avis Budget Rental Car Funding AESOP LLC, Series 2018-2A, Class A, 4.000%, 3/20/2025, 144A	$2,354,044
6,444,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	6,191,545
7,064,000	Avis Budget Rental Car Funding AESOP LLC, Series 2020-2A, Class A, 2.020%, 2/20/2027, 144A	6,295,779
8,160,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 3.830%, 8/21/2028, 144A	7,721,318
2,024,783	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	2,007,344
3,525,000	Exeter Automobile Receivables Trust, Series 2021-2A, Class C, 0.980%, 6/15/2026	3,395,364
8,181,000	Santander Drive Auto Receivables Trust, Series 2021-1, Class C, 0.750%, 2/17/2026	8,048,086
8,315,000	Santander Drive Auto Receivables Trust, Series 2021-2, Class C, 0.900%, 6/15/2026	8,101,392
9,095,000	Santander Drive Auto Receivables Trust, Series 2021-3, Class C, 0.950%, 9/15/2027	8,785,526
19,695,000	Santander Drive Auto Receivables Trust, Series 2022-2, Class B, 3.440%, 9/15/2027	19,213,201
6,865,000	Westlake Automobile Receivables Trust, Series 2022-2 2A, Class C, 4.850%, 9/15/2027, 144A	6,712,851

		78,826,450

	ABS Home Equity — 0.4%
2,397,234	Bayview Opportunity Master Fund IVa Trust, Series 2017-RT5, Class A, 3.500%, 5/28/2069, 144A(a)	2,316,883
2,886,922	CoreVest American Finance Trust, Series 2019-3, Class A, 2.705%, 10/15/2052, 144A	2,722,345
12,465	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	12,345
1,117,115	Onslow Bay Financial LLC, Series 2018-EXP1, Class 1A3, 4.000%, 4/25/2048, 144A(a)	1,027,540
123,837	Sequoia Mortgage Trust, Series 2017-CH1, Class A1, 4.000%, 8/25/2047, 144A(a)	117,643
514,562	Sequoia Mortgage Trust, Series 2018-CH1, Class A1, 4.000%, 3/25/2048, 144A(a)	479,624
368,208	Sequoia Mortgage Trust, Series 2018-CH3, Class A2, 4.000%, 8/25/2048, 144A(a)	362,129
1,298,545	Towd Point Mortgage Trust, Series 2015-1, Class A5, 3.407%, 10/25/2053, 144A(a)	1,252,635
4,254,377	Towd Point Mortgage Trust, Series 2015-4, Class M2, 3.750%, 4/25/2055, 144A(a)	4,191,392
5,101,352	Towd Point Mortgage Trust, Series 2016-2, Class M2, 3.000%, 8/25/2055, 144A(a)	4,670,505
4,984,640	Towd Point Mortgage Trust, Series 2018-3, Class A1, 3.750%, 5/25/2058, 144A(a)	4,781,731

		21,934,772

	ABS Other — 1.6%
9,814,868	CLI Funding VIII LLC, Series 2021-1A, Class A, 1.640%, 2/18/2046, 144A	8,402,470
14,689,000	DB Master Finance LLC, Series 2021-1A, Class A2II, 2.493%, 11/20/2051, 144A	12,014,060
	ABS Other — continued
7,493,025	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	7,237,001
8,157,600	Jack in the Box Funding LLC, Series 2022-1A, Class A2I, 3.445%, 2/26/2052, 144A	7,066,390
13,726,350	Jack in the Box Funding LLC, Series 2022-1A, Class A2II, 4.136%, 2/26/2052, 144A	11,134,239
6,910,455	Lunar Structured Aircraft Portfolio Notes, Series 2021-1, Class A, 2.636%, 10/15/2046, 144A	6,060,745
9,561,890	Navigator Aircraft ABS Ltd., Series 2021-1, Class A, 2.771%, 11/15/2046, 144A(a)	8,125,496
4,971,368	OneMain Financial Issuance Trust, Series 2020-1A, Class A, 3.840%, 5/14/2032, 144A	4,943,190
13,500,000	OneMain Financial Issuance Trust, Series 2021-1A, Class A2, 30-day Average SOFR + 0.760%, 3.045%, 6/16/2036, 144A(b)	12,536,842
19,919,800	Textainer Marine Containers Ltd., Series 2021-3A, Class A, 1.940%, 8/20/2046, 144A	16,493,913
3,409,172	Textainer Marine Containers VIII Ltd., Series 2020-2A, Class A, 2.100%, 9/20/2045, 144A	3,025,828

		97,040,174

	ABS Student Loan — 0.3%
4,231,255	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	3,843,530
9,938,699	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	8,509,981
3,968,022	SMB Private Education Loan Trust, Series 2021-A, Class APT2, 1.070%, 1/15/2053, 144A	3,378,020
2,766,830	SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX, 2.540%, 5/15/2046, 144A	2,579,699

		18,311,230

	ABS Whole Business — 0.3%
5,450,013	Domino’s Pizza Master Issuer LLC, Series 2021-1A, Class A2I, 2.662%, 4/25/2051, 144A	4,487,998
4,761,075	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2I, 3.251%, 12/05/2051, 144A	4,171,421
12,049,450	Planet Fitness Master Issuer LLC, Series 2022-1A, Class A2II, 4.008%, 12/05/2051, 144A	9,718,628

		18,378,047

	Aerospace & Defense — 1.0%
18,336,000	Boeing Co. (The), 1.433%, 2/04/2024	17,418,417
13,774,000	Boeing Co. (The), 5.705%, 5/01/2040	12,031,074
17,264,000	Boeing Co. (The), 5.805%, 5/01/2050	15,002,275
12,659,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	12,041,874
1,329,000	Textron, Inc., 3.000%, 6/01/2030	1,094,264

		57,587,904

	Agency Commercial Mortgage-Backed Securities — 0.5%
1,598,000	FHLMC, 3.100%, 6/01/2037	1,330,351
2,103,000	FHLMC, 3.100%, 6/01/2037	1,750,768

See accompanying notes to financial statements.

35  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$1,725,000	FHLMC, 3.100%, 6/01/2037	$1,436,080
3,681,713	FHLMC, 3.450%, 5/01/2037	3,272,033
1,267,907	FHLMC, 3.700%, 5/01/2037	1,154,095
8,725,905	FHLMC, 3.750%, 5/01/2037	7,850,616
7,013,000	FNMA, 3.850%, 9/01/2037	6,366,305
6,645,429	FNMA, 4.240%, 7/01/2038	6,250,286

		29,410,534

	Airlines — 0.7%
5,874,112	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.500%, 4/20/2026, 144A	5,516,790
5,620,467	American Airlines, Inc./AAdvantage Loyalty IP Ltd., 5.750%, 4/20/2029, 144A	4,903,857
1,549,026	Continental Airlines Pass Through Trust, Series 2012-2, Class A, 4.000%, 4/29/2026	1,453,219
14,151,433	Delta Air Lines, Inc./SkyMiles IP Ltd., 4.750%, 10/20/2028, 144A	13,180,017
9,537,000	Southwest Airlines Co., 5.125%, 6/15/2027	9,336,873
3,913,136	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	3,601,181
2,266,000	United Airlines, Inc., 4.375%, 4/15/2026, 144A	2,022,405
2,333,000	United Airlines, Inc., 4.625%, 4/15/2029, 144A	1,930,418

		41,944,760

	Automotive — 1.3%
2,945,000	Dana, Inc., 4.250%, 9/01/2030	2,157,069
16,142,000	General Motors Co., 5.000%, 4/01/2035	13,242,084
6,067,000	General Motors Financial Co., Inc., 2.900%, 2/26/2025	5,668,444
10,719,000	Goodyear Tire & Rubber Co. (The), 5.625%, 4/30/2033	8,588,599
5,091,000	Hyundai Capital America, 2.375%, 10/15/2027, 144A	4,250,091
10,356,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	9,650,075
7,453,000	Hyundai Capital America, 3.000%, 2/10/2027, 144A	6,618,502
13,381,000	Lear Corp., 5.250%, 5/15/2049	10,597,130
7,676,000	Nissan Motor Co. Ltd., 3.043%, 9/15/2023, 144A	7,462,300
6,096,000	Volkswagen Group of America Finance LLC, 3.200%, 9/26/2026, 144A	5,587,632

		73,821,926

	Banking — 7.9%
22,501,000	Ally Financial, Inc., 3.050%, 6/05/2023	22,263,433
10,051,000	Banco Santander Chile, 2.700%, 1/10/2025, 144A	9,384,920
12,000,000	Banco Santander S.A., 1.849%, 3/25/2026	10,361,753
3,200,000	Banco Santander S.A., 2.958%, 3/25/2031	2,426,571
28,476,000	Bangkok Bank PCL, 4.050%, 3/19/2024, 144A	28,124,892
26,146,000	Bank of America Corp., (fixed rate to 4/22/2024, variable rate thereafter), 0.976%, 4/22/2025	24,301,948
25,210,000	Bank of America Corp., (fixed rate to 4/23/2026, variable rate thereafter), MTN, 3.559%, 4/23/2027	23,273,248
15,740,000	Bank of America Corp., (fixed rate to 7/22/2032, variable rate thereafter), 5.015%, 7/22/2033	14,601,250
19,564,000	Barclays PLC, (fixed rate to 3/10/2041, variable rate thereafter), 3.811%, 3/10/2042	12,207,825
7,864,000	BBVA Bancomer S.A., 1.875%, 9/18/2025, 144A	7,044,110
14,513,000	BNP Paribas S.A., (fixed rate to 1/13/2026, variable rate thereafter), 1.323%, 1/13/2027, 144A	12,369,048
	Banking — continued
26,613,000	BNP Paribas S.A., (fixed rate to 11/19/2024, variable rate thereafter), 2.819%, 11/19/2025, 144A	24,804,145
5,935,000	Citigroup, Inc., 4.000%, 8/05/2024	5,804,317
1,154,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	1,069,229
9,780,000	Deutsche Bank AG, 0.898%, 5/28/2024	9,033,164
10,038,000	Deutsche Bank AG, 1.686%, 3/19/2026	8,735,997
9,585,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	6,213,225
6,737,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	4,537,015
9,985,000	Deutsche Bank AG, (fixed rate to 11/24/2025, variable rate thereafter), 2.129%, 11/24/2026	8,478,071
6,768,000	Goldman Sachs Group, Inc. (The), 3.625%, 1/22/2023	6,754,321
12,486,000	Goldman Sachs Group, Inc. (The), 6.750%, 10/01/2037	12,444,590
1,326,000	HSBC Holdings PLC, 4.950%, 3/31/2030	1,218,323
13,610,000	HSBC Holdings PLC, (fixed rate to 5/24/2024, variable rate thereafter), 0.976%, 5/24/2025	12,504,217
4,740,000	Intesa Sanpaolo SpA, (fixed rate to 6/01/2031, variable rate thereafter), 4.198%, 6/01/2032, 144A	3,205,235
23,355,000	JPMorgan Chase & Co., (fixed rate to 10/15/2029, variable rate thereafter), 2.739%, 10/15/2030	18,989,716
11,576,000	JPMorgan Chase & Co., (fixed rate to 5/13/2030, variable rate thereafter), 2.956%, 5/13/2031	9,169,304
8,120,000	JPMorgan Chase & Co., (fixed rate to 7/25/2032, variable rate thereafter), 4.912%, 7/25/2033	7,487,903
13,895,000	Macquarie Bank Ltd., 3.231%, 3/21/2025, 144A	13,246,446
16,028,000	Morgan Stanley, (fixed rate to 4/05/2023, variable rate thereafter), 0.731%, 4/05/2024	15,641,092
4,500,000	Morgan Stanley, (fixed rate to 7/20/2032, variable rate thereafter), 4.889%, 7/20/2033	4,169,532
7,931,000	Morgan Stanley, (fixed rate to 7/22/2027, variable rate thereafter), 3.591%, 7/22/2028	7,134,648
8,220,000	Santander Holdings USA, Inc., (fixed rate to 1/06/2027, variable rate thereafter), 2.490%, 1/06/2028	6,854,826
9,050,000	Santander UK Group Holdings PLC, 5.625%, 9/15/2045, 144A	7,145,457
24,503,000	Societe Generale S.A., 2.625%, 1/22/2025, 144A	22,674,508
19,840,000	Standard Chartered PLC, (fixed rate to 1/12/2032, variable rate thereafter), 3.603%, 1/12/2033, 144A	14,820,877
23,346,000	Standard Chartered PLC, (fixed rate to 1/30/2025, variable rate thereafter), 2.819%, 1/30/2026, 144A	21,463,435
11,566,000	Sumitomo Mitsui Financial Group, Inc., 1.474%, 7/08/2025	10,405,451
14,720,000	Sumitomo Mitsui Financial Group, Inc., 2.696%, 7/16/2024	14,066,333
9,213,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	7,735,152
14,630,000	UniCredit SpA, (fixed rate to 6/03/2026, variable rate thereafter), 1.982%, 6/03/2027, 144A	11,939,847

		464,105,374

See accompanying notes to financial statements.

|  36

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Building Materials — 0.5%
$14,390,000	American Builders & Contractors Supply Co., Inc., 3.875%, 11/15/2029, 144A	$11,303,057
9,762,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	7,692,246
12,838,000	Mohawk Industries, Inc., 3.625%, 5/15/2030	10,693,669
17,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	14,960

		29,703,932

	Cable Satellite — 0.7%
14,940,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	10,693,753
20,290,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.500%, 4/01/2063	15,329,257
2,885,000	Time Warner Cable LLC, 4.500%, 9/15/2042	1,991,822
783,000	Time Warner Cable LLC, 5.500%, 9/01/2041	614,588
2,245,000	Time Warner Cable LLC, 5.875%, 11/15/2040	1,848,115
7,162,000	Time Warner Cable LLC, 6.550%, 5/01/2037	6,462,203
1,707,000	Time Warner Cable LLC, 6.750%, 6/15/2039	1,525,880

		38,465,618

	Chemicals — 1.4%
1,610,000	Alpek SAB de CV, 3.250%, 2/25/2031, 144A	1,190,097
8,370,000	Ashland LLC, 3.375%, 9/01/2031, 144A	6,469,299
20,853,000	Braskem America Finance Co., 7.125%, 7/22/2041, 144A	18,219,601
6,925,000	Celanese U.S. Holdings LLC, 6.050%, 3/15/2025	6,764,660
2,795,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	2,605,010
6,020,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	5,594,205
6,317,000	Koppers, Inc., 6.000%, 2/15/2025, 144A	5,653,715
9,071,000	Orbia Advance Corp. SAB de CV, 5.875%, 9/17/2044, 144A	7,054,517
9,466,000	Orbia Advance Corp. SAB de CV, 6.750%, 9/19/2042, 144A	8,435,359
3,732,000	RPM International, Inc., 3.450%, 11/15/2022	3,727,158
3,630,000	Sociedad Quimica y Minera de Chile S.A., 3.500%, 9/10/2051, 144A	2,418,161
11,424,000	Sociedad Quimica y Minera de Chile S.A., 4.250%, 1/22/2050, 144A	9,036,384
3,309,000	Univar Solutions USA, Inc., 5.125%, 12/01/2027, 144A	2,945,010

		80,113,176

	Collateralized Mortgage Obligations — 0.1%
228,190	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.707%, 10/20/2060(b)	225,871
162,225	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.877%, 8/20/2062(b)	161,314
3,505	Government National Mortgage Association, Series 2013-H01, Class FA, 1.650%, 1/20/2063(c)	3,299
12,519	Government National Mortgage Association, Series 2013-H03, Class HA, 1.750%, 12/20/2062(c)	10,941
24,383	Government National Mortgage Association, Series 2013-H04, Class BA, 1.650%, 2/20/2063(c)	22,882
83,626	Government National Mortgage Association, Series 2013-H10, Class PA, 2.500%, 4/20/2063(c)	75,003
7,258,551	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	7,017,636
	Collateralized Mortgage Obligations — continued
10,987	Government National Mortgage Association, Series 2015-H13, Class FL, 1-month LIBOR + 0.280%, 2.637%, 5/20/2063(b)(c)	10,734

		7,527,680

	Construction Machinery — 0.1%
5,805,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	5,681,760

	Consumer Cyclical Services — 0.0%
1,791,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	1,802,686

	Consumer Products — 0.3%
2,157,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	1,723,098
6,250,000	Natura &Co Luxembourg Holdings S.a.r.l., 6.000%, 4/19/2029, 144A	5,150,812
11,615,000	Natura Cosmeticos S.A., 4.125%, 5/03/2028, 144A	9,175,850
5,155,000	Valvoline, Inc., 3.625%, 6/15/2031, 144A	3,796,602

		19,846,362

	Electric — 1.9%
3,587,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	3,307,680
1,609,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	1,377,787
4,863,000	Calpine Corp., 3.750%, 3/01/2031, 144A	3,805,297
12,404,000	Calpine Corp., 5.000%, 2/01/2031, 144A	9,855,687
12,220,000	CenterPoint Energy, Inc., SOFR Index + 0.650%, 3.303%, 5/13/2024(b)	12,050,436
12,579,000	Clearway Energy Operating LLC, 3.750%, 2/15/2031, 144A	9,991,217
24,347,544	Cometa Energia S.A. de CV, 6.375%, 4/24/2035, 144A	21,960,069
2,415,000	DPL, Inc., 4.350%, 4/15/2029	2,016,525
852,000	Edison International, 4.950%, 4/15/2025	834,718
2,811,000	Enel Americas S.A., 4.000%, 10/25/2026	2,652,179
2,853,000	Enel Generacion Chile S.A., 4.250%, 4/15/2024	2,760,278
5,316,000	Entergy Corp., 2.800%, 6/15/2030	4,306,064
14,622,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	13,303,954
3,800,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	2,964,171
5,584,000	Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.500%, 8/15/2028, 144A	4,841,049
3,499,000	PG&E Corp., 5.000%, 7/01/2028	3,008,987
7,133,000	Transelec S.A., 4.250%, 1/14/2025, 144A	6,919,010
3,713,000	Transelec S.A., 4.625%, 7/26/2023, 144A	3,661,946

		109,617,054

	Finance Companies — 2.3%
6,365,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	5,104,511
1,370,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/23/2023	1,362,328
16,050,000	Air Lease Corp., GMTN, 3.750%, 6/01/2026	14,671,449
21,287,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	16,525,326
23,047,000	Ares Capital Corp., 2.150%, 7/15/2026	19,315,070
15,425,000	Avolon Holdings Funding Ltd., 2.750%, 2/21/2028, 144A	12,112,550
17,929,000	FS KKR Capital Corp., 3.400%, 1/15/2026	15,819,336
6,000,000	Navient Corp., 5.000%, 3/15/2027	4,907,471
7,547,000	Navient Corp., MTN, 6.125%, 3/25/2024	7,348,891
2,850,000	OneMain Finance Corp., 3.500%, 1/15/2027	2,220,072
9,915,000	OneMain Finance Corp., 3.875%, 9/15/2028	7,300,018
4,537,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	3,665,830
14,397,000	Owl Rock Capital Corp., 3.400%, 7/15/2026	12,352,650

See accompanying notes to financial statements.

37  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Finance Companies — continued
$11,958,000	Owl Rock Technology Finance Corp., 3.750%, 6/17/2026, 144A	$10,346,404
6,769,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	4,906,536
1,155,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	794,078

		138,752,520

	Financial Other — 0.1%
4,763,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	3,833,643

	Food & Beverage — 1.0%
5,573,000	Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.900%, 2/01/2046	4,843,383
12,823,000	Anheuser-Busch InBev Worldwide, Inc., 4.350%, 6/01/2040	10,860,449
6,243,000	Anheuser-Busch InBev Worldwide, Inc., 4.600%, 6/01/2060	4,921,490
15,008,000	BRF S.A., 5.750%, 9/21/2050, 144A	10,350,117
3,117,000	Gruma SAB de CV, 4.875%, 12/01/2024, 144A	3,065,601
10,765,000	Minerva Luxembourg S.A., 4.375%, 3/18/2031, 144A	8,154,487
9,784,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	7,876,120
12,674,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	10,408,522
1,599,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	1,234,653

		61,714,822

	Government Owned – No Guarantee — 2.1%
6,872,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	5,875,584
17,141,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	16,183,352
3,903,000	Empresa de los Ferrocarriles del Estado, 3.068%, 8/18/2050, 144A	2,191,262
8,165,000	Freeport Indonesia PT, 5.315%, 4/14/2032, 144A	6,735,227
18,956,000	NBN Co. Ltd., 1.450%, 5/05/2026, 144A	16,539,254
6,985,000	OCP S.A., 3.750%, 6/23/2031, 144A	5,290,551
19,460,000	OCP S.A., 5.625%, 4/25/2024, 144A	19,335,106
6,236,000	Ooredoo International Finance Ltd., 3.250%, 2/21/2023, 144A	6,191,662
8,035,000	SA Global Sukuk Ltd., 0.946%, 6/17/2024, 144A	7,494,245
10,588,000	Saudi Arabian Oil Co., 3.500%, 11/24/2070, 144A	6,829,260
11,825,000	Tennessee Valley Authority, 4.250%, 9/15/2065	10,546,044
7,669,000	Tennessee Valley Authority, 4.625%, 9/15/2060	7,498,883
5,427,000	Tennessee Valley Authority, 4.875%, 1/15/2048	5,395,729
9,290,000	Tennessee Valley Authority, 5.250%, 9/15/2039	9,884,463

		125,990,622

	Health Insurance — 0.2%
1,886,000	Centene Corp., 2.500%, 3/01/2031	1,421,632
2,495,000	Centene Corp., 2.625%, 8/01/2031	1,880,415
7,364,000	Centene Corp., 3.375%, 2/15/2030	6,020,070

		9,322,117

	Healthcare — 0.2%
11,660,000	HCA, Inc., 4.625%, 3/15/2052, 144A	8,757,859

	Home Construction — 0.2%
4,091,000	Forestar Group, Inc., 3.850%, 5/15/2026, 144A	3,364,893
246,000	Lennar Corp., 4.500%, 4/30/2024	241,428
9,190,000	NVR, Inc., 3.000%, 5/15/2030	7,502,900

		11,109,221

	Independent Energy — 0.7%
2,626,000	Aker BP ASA, 3.000%, 1/15/2025, 144A	2,459,787
8,277,000	Devon Energy Corp., 4.500%, 1/15/2030	7,533,811
11,391,292	Energean Israel Finance Ltd., 4.500%, 3/30/2024, 144A	10,679,336
1,765,000	EQT Corp., 3.125%, 5/15/2026, 144A	1,607,405
4,696,000	EQT Corp., 3.900%, 10/01/2027	4,273,347
601,000	EQT Corp., 5.000%, 1/15/2029	560,755
9,078,204	Leviathan Bond Ltd., 6.125%, 6/30/2025, 144A	8,562,108
7,181,000	Pan American Energy LLC, 9.125%, 4/30/2027, 144A	7,904,414

		43,580,963

	Industrial Other — 0.1%
3,408,000	Georgetown University (The), Class A, 5.215%, 10/01/2118	2,879,249

	Life Insurance — 0.2%
12,491,000	Brighthouse Financial, Inc., 5.625%, 5/15/2030	11,708,216
2,327,000	OneAmerica Financial Partners, Inc., 4.250%, 10/15/2050, 144A	1,689,495

		13,397,711

	Lodging — 0.1%
5,147,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	3,942,081

	Media Entertainment — 1.0%
9,549,000	AMC Networks, Inc., 4.250%, 2/15/2029	7,060,153
54,020,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	1,644,620
5,808,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 4.250%, 1/15/2029, 144A	4,562,184
11,303,000	Prosus NV, 3.680%, 1/21/2030, 144A	8,468,899
14,750,000	Prosus NV, 3.832%, 2/08/2051, 144A	8,185,100
15,925,000	Warnermedia Holdings, Inc., 3.528%, 3/15/2024, 144A	15,370,014
18,750,000	Warnermedia Holdings, Inc., 5.391%, 3/15/2062, 144A	13,591,500

		58,882,470

	Metals & Mining — 0.9%
1,835,000	Anglo American Capital PLC, 2.250%, 3/17/2028, 144A	1,507,151
2,245,000	Anglo American Capital PLC, 3.875%, 3/16/2029, 144A	1,929,161
3,322,000	Anglo American Capital PLC, 3.950%, 9/10/2050, 144A	2,261,242
7,696,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	7,281,153
10,977,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	8,426,582
14,183,000	Fresnillo PLC, 4.250%, 10/02/2050, 144A	9,762,584
24,397,000	Glencore Funding LLC, 2.500%, 9/01/2030, 144A	18,668,096
3,555,000	SunCoke Energy, Inc., 4.875%, 6/30/2029, 144A	2,740,941

		52,576,910

	Midstream — 1.3%
568,000	Energy Transfer LP, 5.150%, 2/01/2043	448,454
125,000	Energy Transfer LP, 5.400%, 10/01/2047	101,209
4,900,000	Energy Transfer LP, 5.950%, 10/01/2043	4,245,209
8,548,000	Energy Transfer LP, 6.500%, 2/01/2042	7,954,947
1,338,000	Energy Transfer LP, 6.625%, 10/15/2036	1,270,348
2,445,000	EQM Midstream Partners LP, 6.500%, 7/01/2027, 144A	2,259,396

See accompanying notes to financial statements.

|  38

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Midstream — continued
$2,014,000	Gray Oak Pipeline LLC, 2.600%, 10/15/2025, 144A	$1,805,415
982,000	Gray Oak Pipeline LLC, 3.450%, 10/15/2027, 144A	868,294
3,060,000	Kinder Morgan Energy Partners LP, 4.150%, 2/01/2024	3,018,308
9,503,000	Kinder Morgan Energy Partners LP, 4.300%, 5/01/2024	9,372,135
15,243,000	Kinder Morgan, Inc., 5.625%, 11/15/2023, 144A	15,248,649
5,694,000	Rattler Midstream LP, 5.625%, 7/15/2025, 144A	5,765,175
12,205,000	Sempra Global, 3.250%, 1/15/2032, 144A	9,714,361
6,783,000	Southern Natural Gas Co. LLC, 0.625%, 4/28/2023, 144A	6,596,952
930,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 6.500%, 7/15/2027	919,154
10,936,000	Williams Cos., Inc. (The), 3.500%, 11/15/2030	9,284,489

		78,872,495

	Mortgage Related — 26.8%
62,968,845	FHLMC, 1.500%, with various maturities from 2050 to 2051(d)	46,749,430
177,619,453	FHLMC, 2.000%, with various maturities from 2050 to 2052(d)	144,054,117
237,282,200	FHLMC, 2.500%, with various maturities from 2050 to 2052(d)	199,604,662
56,860,573	FHLMC, 3.000%, with various maturities from 2042 to 2052(d)	49,827,711
17,303,124	FHLMC, 3.500%, with various maturities from 2043 to 2052(d)	15,743,012
25,220,962	FHLMC, 4.000%, with various maturities from 2044 to 2052(d)	23,463,877
93,632,862	FHLMC, 4.500%, with various maturities from 2041 to 2052(d)	89,492,656
15,149,380	FHLMC, 5.000%, with various maturities from 2048 to 2052(d)	14,973,000
4,358	FHLMC, 6.000%, 6/01/2035	4,584
44,693,605	FNMA, 1.500%, with various maturities from 2050 to 2051(d)	34,141,525
394,203,005	FNMA, 2.000%, with various maturities from 2037 to 2052(d)	324,813,072
164,162,130	FNMA, 2.500%, with various maturities from 2045 to 2052(d)	138,311,361
67,682,958	FNMA, 3.000%, with various maturities from 2045 to 2052(d)	59,549,056
116,916,224	FNMA, 3.500%, with various maturities from 2043 to 2052(d)	105,615,029
126,382,584	FNMA, 4.000%, with various maturities from 2041 to 2052(d)	119,234,100
32,888,345	FNMA, 4.500%, with various maturities from 2043 to 2052(d)	31,601,488
123,581,921	FNMA, 5.000%, with various maturities from 2048 to 2052(d)	120,640,721
3,328,224	FNMA, 5.500%, 4/01/2050	3,317,341
2,135,505	FNMA, 6.000%, with various maturities from 2034 to 2049(d)	2,199,160
5,272	FNMA, 6.500%, with various maturities from 2029 to 2031(d)	5,434
17,562	FNMA, 7.000%, with various maturities in 2030(d)	17,708
10,296	FNMA, 7.500%, with various maturities from 2024 to 2032(d)	10,620
1,320	GNMA, 3.890%, 12/20/2062(a)	1,228
6,514	GNMA, 3.980%, 7/20/2063(a)	6,340
	Mortgage Related — continued
5,115	GNMA, 4.317%, 8/20/2061(a)	5,008
19,397	GNMA, 4.390%, with various maturities in 2062(a)(d)	18,263
5,394,383	GNMA, 4.392%, 12/20/2066(a)	5,305,869
2,411,038	GNMA, 4.421%, 2/20/2066(a)	2,378,083
2,202	GNMA, 4.422%, 5/20/2063(a)	2,149
4,072,836	GNMA, 4.426%, 11/20/2066(a)	4,030,482
1,521,956	GNMA, 4.438%, 10/20/2066(a)	1,499,239
1,179,340	GNMA, 4.447%, 2/20/2066(a)	1,162,525
1,445,350	GNMA, 4.450%, 6/20/2066(a)	1,428,437
2,706,764	GNMA, 4.496%, 12/20/2064(a)	2,686,652
3,638,953	GNMA, 4.497%, with various maturities from 2063 to 2066(a)(d)	3,606,801
2,995,378	GNMA, 4.542%, 6/20/2066(a)	2,962,751
2,506,957	GNMA, 4.547%, 2/20/2065(a)	2,488,921
3,271,716	GNMA, 4.565%, 12/20/2064(a)	3,246,663
2,032,636	GNMA, 4.569%, 6/20/2064(a)	2,022,188
3,781,444	GNMA, 4.604%, 10/20/2064(a)	3,756,299
360,792	GNMA, 4.611%, 1/20/2064(a)	359,646
1,042,659	GNMA, 4.622%, 1/20/2065(a)	1,034,994
1,444,123	GNMA, 4.624%, 4/20/2066(a)	1,433,483
3,325,063	GNMA, 4.628%, 2/20/2065(a)	3,297,466
1,431,824	GNMA, 4.632%, 3/20/2065(a)	1,421,389
2,789,266	GNMA, 4.634%, 3/20/2066(a)	2,761,495
1,703,760	GNMA, 4.657%, with various maturities from 2063 to 2064(a)(d)	1,698,436
7,192,084	GNMA, 4.659%, with various maturities from 2064 to 2066(a)(d)	7,133,921
2,833,564	GNMA, 4.665%, 1/20/2065(a)	2,816,184
1,243,012	GNMA, 4.700%, with various maturities from 2062 to 2066(a)(d)	1,229,573
2,640,876	GNMA, 4.714%, 1/20/2064(a)	2,632,550
87,018	GNMA, 5.500%, 4/15/2038	91,514
17,762	GNMA, 6.000%, with various maturities from 2029 to 2038(d)	18,468
21,012	GNMA, 6.500%, with various maturities from 2029 to 2032(d)	21,712
19,763	GNMA, 7.000%, 9/15/2025	19,837
2,312	GNMA, 7.500%, with various maturities from 2025 to 2030(d)	2,341

		1,585,950,571

	Natural Gas — 0.0%
2,701,000	Boston Gas Co., 3.001%, 8/01/2029, 144A	2,270,090

	Non-Agency Commercial Mortgage-Backed Securities — 2.2%
22,085,000	AOA Mortgage Trust, Series 2021-1177, Class A, 1-month LIBOR + 0.874%, 3.692%, 10/15/2038, 144A(b)	20,981,435
1,531,640	BANK, Series 2019-BN16, Class A4, 4.005%, 2/15/2052	1,422,153
3,409,380	BANK, Series 2019-BN20, Class A3, 3.011%, 9/15/2062	2,954,405
12,696,152	BANK, Series 2019-BN22, Class A4, 2.978%, 11/15/2062	10,955,644
6,138,240	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	5,275,909
7,135,000	BPR Trust, Series 2021-NRD, Class A, 1-month SOFR + 1.525%, 4.447%, 12/15/2023, 144A(b)	6,828,766
14,179,842	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	12,308,486
7,070,071	Citigroup Commercial Mortgage Trust, Series 2019-GC43, Class A4, 3.038%, 11/10/2052	6,134,353

See accompanying notes to financial statements.

39  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$8,877,514	Citigroup Commercial Mortgage Trust, Series 2020-GC46, Class A5, 2.717%, 2/15/2053	$7,471,280
860,863	Commercial Mortgage Trust, Series 2010-C1, Class D, 5.985%, 7/10/2046, 144A(a)	840,410
2,112,208	Credit Suisse Mortgage Trust, Series 2014-USA, Class A1,3.304%, 9/15/2037, 144A	1,925,485
11,367,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	10,317,915
6,360,852	Extended Stay America Trust, Series 2021-ESH, Class A, 1-month LIBOR + 1.080%, 3.898%, 7/15/2038, 144A(b)	6,160,985
1,475,916	Extended Stay America Trust, Series 2021-ESH, Class D, 1-month LIBOR + 2.250%, 5.068%, 7/15/2038, 144A(b)	1,413,045
5,627,003	GS Mortgage Securities Trust, Series 2011-GC5, Class C, 5.302%, 8/10/2044, 144A(a)	4,657,686
2,317,554	GS Mortgage Securities Trust, Series 2014-GC18, Class B, 4.885%, 1/10/2047(a)	2,124,234
6,596,065	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	5,653,553
8,370,000	MedTrust, Series 2021-MDLN, Class A, 1-month LIBOR + 0.950%, 3.768%, 11/15/2038, 144A(b)	8,034,504
3,825,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Class A4, 4.295%, 8/15/2046(a)	3,776,680
4,178,362	UBS-Barclays Commercial Mortgage Trust, Series 2013-C5, Class A4, 3.185%, 3/10/2046	4,162,568
4,982,141	WFRBS Commercial Mortgage Trust, Series 2011-C4, Class D,4.987%, 6/15/2044, 144A(a)	4,413,122
5,245,978	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class AS, 4.176%, 5/15/2047	5,072,252

		132,884,870

	Paper — 0.2%
11,675,000	Klabin Austria GmbH, 7.000%, 4/03/2049, 144A	9,831,885

	Pharmaceuticals — 0.3%
10,284,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	8,438,022
7,588,000	Teva Pharmaceutical Finance Netherlands III BV, 7.125%, 1/31/2025	7,386,197
2,903,000	Viatris, Inc., 4.000%, 6/22/2050	1,737,712

		17,561,931

	Property & Casualty Insurance — 0.1%
2,585,000	Ascot Group Ltd., 4.250%, 12/15/2030, 144A	2,154,341
5,865,000	Liberty Mutual Group, Inc., 3.950%, 5/15/2060, 144A	3,704,533

		5,858,874

	Refining — 0.3%
21,664,000	Thaioil Treasury Center Co. Ltd., 4.875%, 1/23/2043, 144A	16,963,995

	REITs – Apartments — 0.0%
1,715,000	American Homes 4 Rent, 3.375%, 7/15/2051	1,056,043

	REITs – Diversified — 0.3%
3,790,000	EPR Properties, 3.600%, 11/15/2031	2,707,800
13,668,000	iStar, Inc., 4.250%, 8/01/2025	13,258,611

		15,966,411

	Retailers — 0.8%
3,081,000	Alibaba Group Holding Ltd., 3.250%, 2/09/2061	1,737,645
12,000	Asbury Automotive Group, Inc., 4.500%, 3/01/2028	10,140
242,000	Asbury Automotive Group, Inc., 4.750%, 3/01/2030	188,998
10,405,000	Dick’s Sporting Goods, Inc., 4.100%, 1/15/2052	6,429,983
22,769,000	El Puerto de Liverpool SAB de CV, 3.875%, 10/06/2026, 144A	21,562,243
8,985,000	Falabella S.A., 3.375%, 1/15/2032, 144A	6,708,740
20,000	Group 1 Automotive, Inc., 4.000%, 8/15/2028, 144A	16,104
856,000	Hanesbrands, Inc., 4.625%, 5/15/2024, 144A	816,196
2,037,000	Hanesbrands, Inc., 4.875%, 5/15/2026, 144A	1,831,161
6,632,000	Lithia Motors, Inc., 4.375%, 1/15/2031, 144A	5,430,149
4,582,000	MercadoLibre, Inc., 3.125%, 1/14/2031	3,321,950

		48,053,309

	Sovereigns — 0.7%
12,229,000	Dominican Republic, 4.875%, 9/23/2032, 144A	9,193,900
10,070,000	Dominican Republic, 5.300%, 1/21/2041, 144A	6,804,172
15,265,000	Egypt Government International Bond, 7.625%, 5/29/2032, 144A	9,184,828
17,772,000	Republic of Ghana, 7.750%, 4/07/2029, 144A	6,708,930
14,320,000	Republic of South Africa Government International Bond, 7.300%, 4/20/2052	10,838,808

		42,730,638

	Supermarkets — 0.1%
8,705,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 3.250%, 3/15/2026, 144A	7,645,924

	Technology — 2.2%
2,425,000	Baidu, Inc., 2.375%, 10/09/2030	1,914,925
4,515,000	Baidu, Inc., 3.075%, 4/07/2025	4,269,790
3,890,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	2,725,720
10,254,000	Corning, Inc., 5.450%, 11/15/2079	8,384,614
2,133,000	Equifax, Inc., 2.600%, 12/15/2025	1,950,583
2,544,000	Equifax, Inc., 3.300%, 12/15/2022	2,543,037
4,324,000	Equifax, Inc., 7.000%, 7/01/2037	4,549,613
11,320,000	HCL America, Inc., 1.375%, 3/10/2026, 144A	9,938,847
6,756,000	Hewlett Packard Enterprise Co., 4.450%, 10/02/2023	6,726,605
14,421,000	Hewlett Packard Enterprise Co., 6.200%, 10/15/2035	14,107,621
12,214,000	Iron Mountain, Inc., 4.500%, 2/15/2031, 144A	9,443,620
5,460,000	Jabil, Inc., 3.000%, 1/15/2031	4,307,780
11,294,000	Microchip Technology, Inc., 2.670%, 9/01/2023	11,006,455
6,371,000	Microchip Technology, Inc., 4.333%, 6/01/2023	6,340,106
6,151,000	Molex Electronic Technologies LLC, 3.900%, 4/15/2025, 144A	5,826,794
13,801,000	Oracle Corp., 4.100%, 3/25/2061	8,688,692
4,505,000	Qorvo, Inc., 1.750%, 12/15/2024, 144A	4,152,765
3,513,000	Sabre GLBL, Inc., 7.375%, 9/01/2025, 144A	3,146,351
39,000	Science Applications International Corp., 4.875%, 4/01/2028, 144A	34,697
4,204,000	Sensata Technologies, Inc., 3.750%, 2/15/2031, 144A	3,311,512
14,793,000	Tencent Holdings Ltd., 3.290%, 6/03/2060, 144A	8,426,242
11,682,000	Ziff Davis, Inc., 4.625%, 10/15/2030, 144A	9,579,240

		131,375,609

	Tobacco — 0.5%
31,751,000	BAT Capital Corp., 2.789%, 9/06/2024	30,185,412

See accompanying notes to financial statements.

|  40

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Transportation Services — 0.1%
$5,293,000	Ryder System, Inc., MTN, 2.500%, 9/01/2024	$5,051,897

	Treasuries — 23.0%
8,220,100(††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	35,816,281
25,562,431(††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	119,789,744
468,727,000	Republic of Uruguay, 8.500%, 3/15/2028, 144A, (UYU)	9,945,928
49,100,000	U.S. Treasury Bond, 1.125%, 8/15/2040	30,415,148
154,795,000	U.S. Treasury Bond, 1.750%, 8/15/2041	105,835,035
234,700,000	U.S. Treasury Bond, 2.000%, 11/15/2041	167,975,522
73,240,000	U.S. Treasury Bond, 2.250%, 2/15/2052	53,213,438
71,990,000	U.S. Treasury Bond, 2.375%, 2/15/2042	55,162,337
102,735,000	U.S. Treasury Bond, 2.875%, 5/15/2052	86,152,929
30,540,000	U.S. Treasury Bond, 3.000%, 8/15/2052	26,354,358
46,925,000	U.S. Treasury Bond, 3.250%, 5/15/2042	41,645,938
105,150,000	U.S. Treasury Note, 2.750%, 7/31/2027	99,013,511
169,775,000	U.S. Treasury Note, 2.750%, 8/15/2032	155,238,016
1,135,000	U.S. Treasury Note, 2.875%, 5/15/2032	1,049,343
2,250,000	U.S. Treasury Note, 3.125%, 8/31/2027	2,158,242
206,885,000	U.S. Treasury Note, 3.125%, 8/31/2029	196,346,795
5,300,000	U.S. Treasury Note, 3.250%, 8/31/2024	5,204,352
80,895,000	U.S. Treasury Note, 4.125%, 9/30/2027	81,160,437
4,253,157,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	84,182,683
93,095,000	Uruguay Government International Bond, 8.500%, 3/15/2028, (UYU)	1,975,385

		1,358,635,422

	Utility Other — 0.3%
22,525,858	Acwa Power Management & Investments One Ltd., 5.950%, 12/15/2039, 144A	20,136,856

	Wireless — 1.0%
5,400,000	America Movil SAB de CV, 2.875%, 5/07/2030	4,535,027
14,780,000	America Movil SAB de CV, 5.375%, 4/04/2032, 144A	12,736,813
18,567,000	Bharti Airtel Ltd., 4.375%, 6/10/2025, 144A	17,905,866
983,000	Crown Castle, Inc., 4.150%, 7/01/2050	728,767
5,305,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	3,899,175
7,180,000	Kenbourne Invest S.A., 4.700%, 1/22/2028, 144A	5,498,085
5,452,000	Millicom International Cellular S.A., 4.500%, 4/27/2031, 144A	3,886,949
11,510,000	SBA Communications Corp., 3.125%, 2/01/2029	9,257,147

		58,447,829

	Wirelines — 0.6%
17,028,000	AT&T, Inc., 1.700%, 3/25/2026	15,142,815
7,956,000	AT&T, Inc., 3.500%, 9/15/2053	5,301,406
1,863,000	AT&T, Inc., 3.650%, 6/01/2051	1,258,562
11,391,000	AT&T, Inc., 3.650%, 9/15/2059	7,380,234
7,539,000	AT&T, Inc., 3.800%, 12/01/2057	5,092,931

		34,175,948

	Total Non-Convertible Bonds (Identified Cost $6,223,128,302)	5,332,515,636

Municipals — 0.1%
	Virginia — 0.1%
12,785,000	University of Virginia, Revenue Bond, Series A, 3.227%, 9/01/2119	7,718,386

	Total Municipals (Identified Cost $12,785,000)	7,718,386

	Total Bonds and Notes (Identified Cost $6,235,913,302)	5,340,234,022

Senior Loans — 2.9%
	Brokerage — 0.2%
5,479,198	AllSpring Buyer LLC, Term Loan B, 3-month LIBOR + 3.000%, 6.688%, 11/01/2028(b)(e)	5,309,343
3,609,725	Citadel Securities LP, 2021 Term Loan B, 1-month SOFR + 2.500%, 5.649%, 2/02/2028(b)(f)	3,500,531

		8,809,874

	Building Materials — 0.4%
7,498,870	American Builders & Contractors Supply Co., Inc., 2019 Term Loan, 1-month LIBOR + 2.000%, 5.115%, 1/15/2027(b)(f)	7,250,507
8,249,737	Beacon Roofing Supply, Inc., 2021 Term Loan B, 1-month LIBOR + 2.250%, 5.365%, 5/19/2028(b)(f)	7,940,372
5,190,738	Quikrete Holdings, Inc., 2016 1st Lien Term Loan, 1-month LIBOR + 2.625%, 5.740%, 2/01/2027(b)(f)	4,974,440
4,017,819	Quikrete Holdings, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.000%, 6.115%, 6/11/2028(b)(f)	3,858,794

		24,024,113

	Cable Satellite — 0.3%
6,779,501	CSC Holdings LLC, 2017 Term Loan B1, 1-month LIBOR + 2.250%, 5.068%, 7/17/2025(b)(f)	6,444,797
6,942,629	UPC Broadband Holding BV, 2020 USD Term Loan AT, 1-month LIBOR + 2.250%, 5.068%, 4/30/2028(b)(f)	6,595,497
3,715,845	Virgin Media Bristol LLC, USD Term Loan N, 1-month LIBOR + 2.500%, 5.318%, 1/31/2028(b)(f)	3,540,383

		16,580,677

	Consumer Cyclical Services — 0.3%
8,123,723	AEA International Holdings (Lux) S.a.r.l., Term Loan B, 3-month LIBOR + 3.750%, 7.438%, 9/07/2028(b)(e)	7,900,320
4,300,563	RE/MAX International, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 5.625%, 7/21/2028(b)(e)	4,028,208
5,634,401	Uber Technologies, Inc., 2021 Term Loan B, 3-month LIBOR + 3.500%, 6.570%, 2/25/2027(b)(f)	5,481,484

		17,410,012

	Consumer Products — 0.1%
4,199,032	Coty, Inc., 2018 USD Term Loan B, 1-month LIBOR + 2.250%, 4.935%, 4/07/2025(b)(f)	4,073,817
2,764,814	SRAM LLC, 2021 Term Loan B, LIBOR + 2.750%, 5.824%, 5/18/2028(e)(g)	2,605,837

		6,679,654

See accompanying notes to financial statements.

41  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Diversified Manufacturing — 0.0%
$857,552	Griffon Corp., Term Loan B, 1-month SOFR + 2.500%, 5.564%, 1/24/2029(b)(e)	$822,538

	Electric — 0.3%
5,712,754	Calpine Corp., 2019 Term Loan B10, 1-month LIBOR + 2.000%, 5.115%, 8/12/2026(b)(f)	5,469,962
2,093,497	Calpine Corp., Term Loan B9, 1-month LIBOR + 2.000%, 5.120%, 4/05/2026(b)(f)	2,008,878
7,609,776	Pacific Gas & Electric Co., 2020 Term Loan, 1-month LIBOR + 3.000%, 6.125%, 6/23/2025(b)(e)	7,263,531

		14,742,371

	Financial Other — 0.1%
3,626,437	Trans Union LLC, 2019 Term Loan B5, 1-month LIBOR + 1.750%, 4.865%, 11/16/2026(b)(f)	3,492,259

	Food & Beverage — 0.1%
6,976,941	Aramark Services, Inc., 2021 Term Loan B, 1-month LIBOR + 2.500%, 5.615%, 4/06/2028(b)(f)	6,813,401

	Gaming — 0.1%
4,413,275	Churchill Downs, Inc., 2021 Incremental Term Loan B1, 1-month LIBOR + 2.000%, 5.120%, 3/17/2028(b)(f)	4,266,180

	Healthcare — 0.1%
6,233,458	Change Healthcare Holdings LLC, 2017 Term Loan B, 3-month Prime + 1.500%, 7.750%, 3/01/2024(b)(f)	6,209,210

	Media Entertainment — 0.2%
4,587,150	E.W. Scripps Co. (The), 2020 Term Loan B3, 1-month LIBOR + 2.750%, 5.865%, 1/07/2028(b)(h)	4,428,251
2,685,459	Sinclair Television Group, Inc., Term Loan B2B, 1-month LIBOR + 2.500%, 5.620%, 9/30/2026(b)(f)	2,537,758
5,882,533	WMG Acquisition Corp., 2021 Term Loan G, 1-month LIBOR + 2.125%, 5.240%, 1/20/2028(b)(f)	5,691,351

		12,657,360

	Pharmaceuticals — 0.1%
8,849,865	Elanco Animal Health, Inc., Term Loan B, 1-month LIBOR + 1.750%, 4.314%, 8/01/2027(b)(f)	8,401,884

	Property & Casualty Insurance — 0.1%
5,498,087	Asurion LLC, 2020 Term Loan B8, 1-month LIBOR + 3.250%, 6.365%, 12/23/2026(b)(f)	4,649,348
2,066,623	USI, Inc., 2019 Incremental Term Loan B, 3-month LIBOR + 3.250%, 6.924%, 12/02/2026(b)(f)	1,985,673

		6,635,021

	Restaurants — 0.1%
4,899,700	1011778 B.C. Unlimited Liability Co., Term Loan B4, 1-month LIBOR + 1.750%, 4.871%, 11/19/2026(b)(f)	4,674,853

	Retailers — 0.1%
6,596,531	Restoration Hardware, Inc., Term Loan B, 1-month LIBOR + 2.500%, 5.615%, 10/20/2028(b)(e)	5,829,684

	Technology — 0.3%
7,456,975	Iron Mountain, Inc., 2018 Term Loan B, 1-month LIBOR + 1.750%, 4.865%, 1/02/2026(b)(f)	7,226,256
2,976,840	Sabre GLBL, Inc., 2021 Term Loan B1, 1-month LIBOR + 3.500%, 6.615%, 12/17/2027(b)(e)	2,658,080
4,745,260	Sabre GLBL, Inc., 2021 Term Loan B2, 1-month LIBOR + 3.500%, 6.615%, 12/17/2027(b)(e)	4,237,138
6,621,516	SS&C Technologies, Inc., 2018 Term Loan B5, 1-month LIBOR + 1.750%, 4.865%, 4/16/2025(b)(f)	6,414,593

		20,536,067

	Total Senior Loans (Identified Cost $176,199,229)	168,585,158

Collateralized Loan Obligations — 1.7%
1,585,000	AMMC CLO Ltd., Series 2018-22A, Class D, 3-month LIBOR + 2.700%, 5.483%, 4/25/2031, 144A(b)	1,365,051
400,000	Ares XXXVII CLO Ltd., Series 2015-4A, Class A3R, 3-month LIBOR + 1.500%, 4.012%, 10/15/2030, 144A(b)	378,571
1,000,000	Atrium XIII, Series 13A, Class A1, 3-month LIBOR + 1.180%, 3.963%, 11/21/2030, 144A(b)	984,725
1,165,000	Bain Capital Credit CLO, Series 2019-1A, Class CR, 3-month LIBOR + 2.150%, 4.888%, 4/19/2034, 144A(b)	1,048,095
420,000	Bain Capital Credit CLO Ltd., Series 2021-4A, Class D, 3-month LIBOR + 3.100%, 5.810%, 10/20/2034, 144A(b)	359,210
1,400,000	Ballyrock CLO Ltd., Series 2019-1A, Class A2R, 3-month LIBOR + 1.550%, 4.062%, 7/15/2032, 144A(b)	1,305,212
400,000	Battalion CLO XIX Ltd., Series 2021-19A, Class D, 3-month LIBOR + 3.250%, 5.762%, 4/15/2034, 144A(b)	345,954
1,675,000	Betony CLO Ltd., Series 18-1A, Class A2, 3-month LIBOR + 1.600%, 4.382%, 4/30/2031, 144A(b)	1,572,889
1,575,000	BlueMountain CLO XXIX Ltd., Series 2020-29A, Class BR, 3-month LIBOR + 1.750%, 4.533%, 7/25/2034, 144A(b)	1,472,003
2,035,000	Carbone CLO Ltd., Series 2017-1A, Class A1, 3-month LIBOR + 1.140%, 3.850%, 1/20/2031, 144A(b)	1,981,459
400,000	CarVal CLO II Ltd., Series 2019-1A, Class DR, 3-month LIBOR + 3.200%, 5.910%, 4/20/2032, 144A(b)	352,989
3,515,000	CarVal CLO III Ltd., Series 2019-2A, Class DR, 3-month LIBOR + 2.950%, 5.660%, 7/20/2032, 144A(b)	3,056,809
525,000	Cayuga Park CLO Ltd., Series 2020-1A, Class B1R, 3-month LIBOR + 1.650%, 4.390%, 7/17/2034, 144A(b)	491,366
2,165,000	CIFC Funding Ltd., Series 18-2RA, Class A2, 3-month LIBOR + 1.250%, 3.960%, 1/20/2028, 144A(b)	2,092,516
540,000	CIFC Funding Ltd., Series 2019-3A, Class CR, 3-month LIBOR + 3.050%, 5.790%, 10/16/2034, 144A(b)	481,478
2,500,000	CIFC Funding Ltd., Series 2019-5A, Class CR, 3-month LIBOR + 3.150%, 5.662%, 1/15/2035, 144A(b)	2,227,782

See accompanying notes to financial statements.

|  42

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

Principal Amount (‡)	Description	Value (†)
$1,935,000	CIFC Funding Ltd., Series 2020-1A, Class BR, 3-month LIBOR + 1.650%, 4.162%, 7/15/2036, 144A(b)	$1,814,115
4,500,000	CIFC Funding Ltd., Series 2020-3A, Class DR, 3-month LIBOR + 3.100%, 5.810%, 10/20/2034, 144A(b)	4,000,293
7,190,000	CIFC Funding Ltd., Series 2021-7A, Class D, 3-month LIBOR + 3.000%, 5.783%, 1/23/2035, 144A(b)	6,301,596
7,655,000	Crown City CLO III, Series 2021-1A, Class A1A, 3-month LIBOR + 1.170%, 3.880%, 7/20/2034, 144A(b)	7,290,821
5,450,000	Dryden CLO Ltd., Series 2020-78A, Class A, 3-month LIBOR + 1.180%, 3.920%, 4/17/2033, 144A(b)	5,294,664
2,520,000	Elmwood CLO III Ltd., Series 2019-3A, Class AR, 3-month LIBOR + 1.160%, 3.870%, 10/20/2034, 144A(b)	2,412,212
2,700,000	Elmwood CLO IV Ltd., Series 2020-1A, Class A, 3-month LIBOR + 1.240%, 3.752%, 4/15/2033, 144A(b)	2,610,795
1,750,000	Fortress Credit BSL XII Ltd., Series 2021-4A, Class D, 3-month LIBOR + 3.650%, 6.162%, 10/15/2034, 144A(b)	1,504,942
1,650,000	Gilbert Park CLO Ltd., Series 2017-1A, Class D, 3-month LIBOR + 2.950%, 5.462%, 10/15/2030, 144A(b)	1,479,723
2,000,000	LCM XX LP, Series 20A, Class BR, 3-month LIBOR + 1.550%, 4.260%, 10/20/2027, 144A(b)	1,946,748
1,190,000	Long Point Park CLO Ltd., Series 2017-1A, Class A2, 3-month LIBOR + 1.375%, 4.115%, 1/17/2030, 144A(b)	1,126,354
1,650,000	Madison Park Funding XLVI Ltd., Series 2020-46A, Class DR, 3-month LIBOR + 3.150%, 5.662%, 10/15/2034, 144A(b)	1,476,399
475,000	Madison Park Funding XXXV Ltd., Series 2019-35A, Class CR, 3-month LIBOR + 1.900%, 4.610%, 4/20/2032, 144A(b)	437,139
1,250,000	Magnetite XXI Ltd., Series 2019-21A, Class BR, 3-month LIBOR + 1.350%, 4.060%, 4/20/2034, 144A(b)	1,156,145
4,320,000	Magnetite XXIII Ltd., Series 2019-23A, Class DR, 3-month LIBOR + 3.050%, 5.833%, 1/25/2035, 144A(b)	3,825,779
1,900,000	Magnetite XXX Ltd., Series 2021-30A, Class D, 3-month LIBOR + 2.950%, 5.733%, 10/25/2034, 144A(b)	1,678,069
465,000	MP CLO VIII Ltd., Class ARR, Series 2015-2A, 3-month LIBOR + 1.200%, 3.993%, 4/28/2034, 144A(b)	440,119
3,410,000	Neuberger Berman Loan Advisers CLO Ltd., Series 2021-40A, Class B, 3-month LIBOR + 1.400%, 4.140%, 4/16/2033, 144A(b)	3,201,461
2,745,000	NYACK Park CLO Ltd., Series 2021-1A, Class D, 3-month LIBOR + 2.800%, 5.510%, 10/20/2034, 144A(b)	2,375,463
1,150,000	OCP CLO Ltd., Series 2021-21A, Class D, 3-month LIBOR + 2.950%, 5.660%, 7/20/2034, 144A(b)	975,760
7,630,000	OHA Credit Funding Ltd., Series 2021-8A, Class B1, 3-month LIBOR + 1.500%, 4.240%, 1/18/2034, 144A(b)	7,141,962
720,000	OHA Credit Partners VII Ltd., Series 2012-7A, Class D1R3, 3-month LIBOR + 2.900%, 5.884%, 2/20/2034, 144A(b)	637,139
3,895,000	OHA Credit Partners XIII Ltd., Series 2016-13A, Class DR, 3-month LIBOR + 3.200%, 5.932%, 10/25/2034, 144A(b)	3,436,742
415,000	Palmer Square Loan Funding Ltd., Series 2020-1A, Class A2, 3-month LIBOR + 1.350%, 4.334%, 2/20/2028, 144A(b)	415,000
2,120,000	Palmer Square Loan Funding Ltd., Series 2020-4A, Class C, 3-month LIBOR + 3.600%, 6.597%, 11/25/2028, 144A(b)	2,060,700
5,670,000	Post CLO Ltd., Series 2021-1A, Class B, 3-month LIBOR + 1.750%, 4.262%, 10/15/2034, 144A(b)	5,296,789
1,245,000	Post CLO Ltd., Series 2022-1A, Class B, 3-month SOFR + 1.900%, 2.613%, 4/20/2035, 144A(b)	1,174,262
3,730,000	PPM CLO Ltd., Series 2021-5A, Class B, 3-month LIBOR + 1.700%, 4.440%, 10/18/2034, 144A(b)	3,488,998
3,250,000	Riserva CLO Ltd., Series 2016-3A, Class DRR, 3-month LIBOR + 3.250%, 5.990%, 1/18/2034, 144A(b)	2,802,517
1,495,000	Rockford Tower CLO Ltd., Series 2017-1A, Class BR2A, 3-month LIBOR + 1.650%, 4.360%, 4/20/2034, 144A(b)	1,385,274
1,000,000	Signal Peak CLO Ltd., Series 2022-12A, Class B1, 3-month SOFR + 2.600%, 4.717%, 7/18/2034, 144A(b)	973,016
1,000,000	Silver Creek CLO Ltd., Series 2014-1A, Class DR, 3-month LIBOR + 3.350%, 6.060%, 7/20/2030, 144A(b)	907,494
400,000	Symphony CLO XIV Ltd., Series 2014-14A, Class CR, 3-month LIBOR + 2.100%, 4.583%, 7/14/2026, 144A(b)	395,124
1,000,000	Trinitas CLO XVI Ltd., Series 2021-16A, Class A1, 3-month LIBOR + 1.180%, 3.890%, 7/20/2034, 144A(b)	956,597
351,594	WhiteHorse IX Ltd., Series 2014-9A, Class C, 3-month LIBOR + 2.700%, 5.440%, 7/17/2026, 144A(b)	351,281

	Total Collateralized Loan Obligations (Identified Cost $109,571,729)	102,287,601

Short-Term Investments — 3.9%
39,910,642	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $39,914,301 on 10/03/2022 collateralized by $41,509,900 U.S. Treasury Note, 3.500% due 9/15/2025 valued at $40,708,883 including accrued interest (Note 2 of Notes to Financial Statements)	39,910,642
61,520,000	U.S. Treasury Bills, 2.301%-2.358%, 10/13/2022(i)(j)	61,475,526
10,720,000	U.S. Treasury Bills, 2.330%, 10/06/2022(i)	10,717,809
119,885,000	U.S. Treasury Bills, 2.400%-2.450%, 10/11/2022(i)(j)	119,819,730

	Total Short-Term Investments (Identified Cost $231,929,076)	231,923,707

	Total Investments — 98.8% (Identified Cost $6,753,613,336)	5,843,030,488
	Other assets less liabilities — 1.2%	68,362,990

	Net Assets — 100.0%	$5,911,393,478

See accompanying notes to financial statements.

43  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Core Plus Bond Fund – (continued)

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2022 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.50%, to which the spread is added.
(f)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.00%, to which the spread is added.
(g)	Variable rate security. Rate shown represents the weighted average rate of underlying contracts at September 30, 2022. Interest rates on contracts are primarily redetermined either weekly, monthly or quarterly by reference to the indicated base lending rate and spread and the reset period.

(h)	Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate of 0.75%, to which the spread is added.
(i)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(j)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.
144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $1,385,435,271 or 23.4% of net assets.
ABS	Asset-Backed Securities
EMTN	Euro Medium Term Note
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GMTN	Global Medium Term Note
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
MXN	Mexican Peso
UYU	Uruguayan Peso

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
10 Year U.S. Treasury Note	12/20/2022	1,404	$161,822,366	$157,335,750	$(4,486,616)
2 Year U.S. Treasury Note	12/30/2022	773	161,330,970	158,766,954	(2,564,016)
Ultra Long U.S. Treasury Bond	12/20/2022	602	89,986,609	82,474,000	(7,512,609)

Total					$(14,563,241)

Industry Summary at September 30, 2022

Mortgage Related	26.8%
Treasuries	23.0
Banking	7.9
Technology	2.5
Finance Companies	2.3
Non-Agency Commercial Mortgage-Backed Securities	2.2
Electric	2.2
Government Owned – No Guarantee	2.1
Other Investments, less than 2% each	24.2
Short-Term Investments	3.9
Collateralized Loan Obligations	1.7

Total Investments	98.8
Other assets less liabilities (including futures contracts)	1.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  44

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 91.3% of Net Assets
Non-Convertible Bonds — 86.1%
	Aerospace & Defense — 3.0%
$125,000	Boeing Co. (The), 2.196%, 2/04/2026	$110,930
20,000	Boeing Co. (The), 2.250%, 6/15/2026	17,577
20,000	Boeing Co. (The), 2.950%, 2/01/2030	16,079
5,000	Boeing Co. (The), 3.100%, 5/01/2026	4,564
10,000	Boeing Co. (The), 3.200%, 3/01/2029	8,349
5,000	Boeing Co. (The), 3.250%, 2/01/2035	3,531
5,000	Boeing Co. (The), 3.375%, 6/15/2046	3,021
5,000	Boeing Co. (The), 3.500%, 3/01/2039	3,338
15,000	Boeing Co. (The), 3.550%, 3/01/2038	10,275
220,000	Boeing Co. (The), 3.625%, 2/01/2031	182,611
5,000	Boeing Co. (The), 3.625%, 3/01/2048	3,110
35,000	Boeing Co. (The), 3.750%, 2/01/2050	22,606
15,000	Boeing Co. (The), 3.825%, 3/01/2059	9,036
10,000	Boeing Co. (The), 3.850%, 11/01/2048	6,473
15,000	Boeing Co. (The), 3.900%, 5/01/2049	9,797
45,000	Boeing Co. (The), 5.150%, 5/01/2030	41,627
30,000	Huntington Ingalls Industries, Inc., 3.844%, 5/01/2025	28,749
20,000	Huntington Ingalls Industries, Inc., 4.200%, 5/01/2030	17,647
125,000	Textron, Inc., 3.000%, 6/01/2030	102,922
20,000	TransDigm, Inc., 6.250%, 3/15/2026, 144A	19,400

		621,642

	Airlines — 0.3%
70,949	American Airlines Pass Through Trust, Series 2016-3, Class A, 3.250%, 4/15/2030	55,118
11,940	United Airlines Pass Through Trust, Series 2020-1, Class B, 4.875%, 7/15/2027	10,988

		66,106

	Automotive — 1.1%
60,000	Allison Transmission, Inc., 3.750%, 1/30/2031, 144A	45,995
15,000	Ford Motor Co., 3.250%, 2/12/2032	10,805
170,000	General Motors Co., 5.200%, 4/01/2045	129,442
40,000	General Motors Co., 6.250%, 10/02/2043	34,745
5,000	General Motors Financial Co., Inc., Series C, (fixed rate to 9/30/2030, variable rate thereafter), 5.700%(a)	4,286

		225,273

	Banking — 10.7%
40,000	Ally Financial, Inc., 2.200%, 11/02/2028	30,903
65,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(a)	50,668
50,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(a)	35,625
270,000	Bank of America Corp., MTN, 4.250%, 10/22/2026	256,507
200,000	Barclays PLC, (fixed rate to 9/23/2030, variable rate thereafter), 3.564%, 9/23/2035	146,964
215,000	Citigroup, Inc., 4.450%, 9/29/2027	199,020
250,000	Credit Agricole S.A., (fixed rate to 1/10/2028, variable rate thereafter), 4.000%, 1/10/2033, 144A	214,640
150,000	Deutsche Bank AG, (fixed rate to 9/18/2030, variable rate thereafter), 3.547%, 9/18/2031	114,368
120,000	Goldman Sachs Group, Inc. (The), (fixed rate to 1/24/2024, variable rate thereafter), 1.757%, 1/24/2025	114,017
390,000	Morgan Stanley, 3.625%, 1/20/2027	362,787
80,000	Morgan Stanley, (fixed rate to 1/21/2027, variable rate thereafter), 2.475%, 1/21/2028	69,920
200,000	NatWest Group PLC, (fixed rate to 6/14/2026, variable rate thereafter), 1.642%, 6/14/2027	167,911
115,000	Santander Holdings USA, Inc., 3.244%, 10/05/2026	102,906
200,000	Societe Generale S.A., (fixed rate to 7/08/2030, variable rate thereafter), 3.653%, 7/08/2035, 144A	151,224
	Banking — continued
200,000	Standard Chartered PLC, (fixed rate to 4/01/2030, variable rate thereafter), 4.644%, 4/01/2031, 144A	174,703

		2,192,163

	Brokerage — 0.9%
15,000	Jefferies Group LLC, 6.250%, 1/15/2036	14,010
180,000	Jefferies Group LLC, 6.500%, 1/20/2043	168,874

		182,884

	Cable Satellite — 5.3%
125,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	96,703
120,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.500%, 8/15/2030, 144A	94,901
35,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032, 144A	27,257
25,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	22,563
10,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	9,475
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	3,570
20,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	15,119
5,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	4,140
90,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	53,369
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.800%, 3/01/2050	108,208
200,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	136,000
200,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	132,108
15,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	12,932
155,000	DISH DBS Corp., 5.125%, 6/01/2029	91,063
175,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	143,368
200,000	Time Warner Cable LLC, 4.500%, 9/15/2042	138,081

		1,088,857

	Chemicals — 1.5%
15,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	13,980
10,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	9,293
70,000	CF Industries, Inc., 4.500%, 12/01/2026, 144A	67,105
15,000	FMC Corp., 3.450%, 10/01/2029	12,880
60,000	Hercules LLC, 6.500%, 6/30/2029	57,840
200,000	Orbia Advance Corp. SAB de CV, 2.875%, 5/11/2031, 144A	146,118

		307,216

	Construction Machinery — 0.7%
90,000	Caterpillar Financial Services Corp., MTN, 0.950%, 1/10/2024	86,195
20,000	John Deere Capital Corp., MTN, 0.900%, 1/10/2024	19,102
35,000	John Deere Capital Corp., MTN, 1.250%, 1/10/2025	32,480

		137,777

	Consumer Cyclical Services — 2.5%
10,000	Expedia Group, Inc., 2.950%, 3/15/2031	7,758
195,000	Expedia Group, Inc., 3.250%, 2/15/2030	158,147
50,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	40,894
325,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	273,203
25,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	24,500

		504,502

See accompanying notes to financial statements.

45  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Electric — 0.9%
$15,000	AES Corp. (The), 2.450%, 1/15/2031	$11,475
5,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	4,281
60,000	Calpine Corp., 3.750%, 3/01/2031, 144A	46,950
20,000	IPALCO Enterprises, Inc., 4.250%, 5/01/2030	17,352
35,000	NRG Energy, Inc., 4.450%, 6/15/2029, 144A	30,359
35,000	NRG Energy, Inc., 5.250%, 6/15/2029, 144A	30,625
35,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	21,300
15,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	14,130
20,000	Vistra Operations Co. LLC, 3.700%, 1/30/2027, 144A	17,713

		194,185

	Finance Companies — 7.0%
150,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.875%, 1/23/2028	129,465
105,000	Air Lease Corp., 3.125%, 12/01/2030	82,674
205,000	Air Lease Corp., MTN, 3.000%, 2/01/2030	162,343
40,000	Air Lease Corp., Series B, (fixed rate to 6/15/2026, variable rate thereafter), 4.650%(a)	33,395
125,000	Aircastle Ltd., 4.125%, 5/01/2024	120,115
15,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(a)	11,251
40,000	Ares Capital Corp., 2.875%, 6/15/2028	31,483
60,000	Ares Capital Corp., 3.200%, 11/15/2031	42,767
35,000	Aviation Capital Group LLC, 1.950%, 1/30/2026, 144A	29,379
30,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	24,883
115,000	Blackstone Secured Lending Fund, 2.125%, 2/15/2027	92,758
40,000	FS KKR Capital Corp., 3.125%, 10/12/2028	31,062
35,000	FS KKR Capital Corp., 3.400%, 1/15/2026	30,882
75,000	Hercules Capital, Inc., 3.375%, 1/20/2027	62,195
60,000	Navient Corp., 5.000%, 3/15/2027	49,075
30,000	Oaktree Specialty Lending Corp., 2.700%, 1/15/2027	25,261
10,000	OneMain Finance Corp., 7.125%, 3/15/2026	9,014
50,000	Owl Rock Capital Corp., 2.625%, 1/15/2027	40,399
50,000	Owl Rock Capital Corp., 2.875%, 6/11/2028	38,077
60,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	48,139
140,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	114,800
75,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	57,724
160,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	115,977
60,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	41,251

		1,424,369

	Financial Other — 0.8%
30,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	24,146
115,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	100,684
35,000	Nationstar Mortgage Holdings, Inc., 5.750%, 11/15/2031, 144A	25,668
200,000	Times China Holdings Ltd., 6.200%, 3/22/2026	22,144

		172,642

	Food & Beverage — 1.5%
30,000	Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL, 5.250%, 4/27/2029, 144A	26,025
5,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	4,758
20,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.000%, 2/02/2029, 144A	16,363
10,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	7,542
10,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	7,983
	Food & Beverage — continued
50,000	Pilgrim’s Pride Corp., 5.875%, 9/30/2027, 144A	48,625
60,000	Post Holdings, Inc., 4.625%, 4/15/2030, 144A	49,275
190,000	Smithfield Foods, Inc., 3.000%, 10/15/2030, 144A	146,707

		307,278

	Gaming — 0.9%
20,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	15,034
55,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	51,857
5,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	4,654
85,000	VICI Properties LP/VICI Note Co., Inc., 3.875%, 2/15/2029, 144A	71,307
20,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	18,052
5,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	4,566
5,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	4,705
10,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	9,827

		180,002

	Government Owned – No Guarantee — 0.1%
25,000	EcoPetrol S.A., 4.625%, 11/02/2031	17,500

	Health Insurance — 0.7%
90,000	Centene Corp., 2.500%, 3/01/2031	67,840
35,000	Centene Corp., 2.625%, 8/01/2031	26,379
20,000	Centene Corp., 3.000%, 10/15/2030	15,839
5,000	Centene Corp., 4.625%, 12/15/2029	4,493
25,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	20,478

		135,029

	Healthcare — 1.6%
15,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	11,569
75,000	Cigna Corp., 4.375%, 10/15/2028	70,819
87,954	CVS Pass-Through Trust, Series 2014, 4.163%, 8/11/2036, 144A	75,483
5,000	Encompass Health Corp., 4.750%, 2/01/2030	4,113
165,000	HCA, Inc., 4.125%, 6/15/2029	144,703
25,000	Tenet Healthcare Corp., 4.625%, 6/15/2028, 144A	21,849
10,000	Tenet Healthcare Corp., 6.125%, 10/01/2028, 144A	8,761

		337,297

	Home Construction — 0.5%
75,000	MDC Holdings, Inc., 3.966%, 8/06/2061	39,584
70,000	PulteGroup, Inc., 6.000%, 2/15/2035	62,958

		102,542

	Independent Energy — 3.1%
150,000	Aker BP ASA, 4.000%, 1/15/2031, 144A	127,290
80,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	58,584
100,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	90,386
20,000	Diamondback Energy, Inc., 3.125%, 3/24/2031	16,223
25,000	Energean Israel Finance Ltd., 5.375%, 3/30/2028, 144A	21,187
40,000	Energean Israel Finance Ltd., 5.875%, 3/30/2031, 144A	32,700
10,000	EQT Corp., 3.125%, 5/15/2026, 144A	9,107
30,000	EQT Corp., 3.625%, 5/15/2031, 144A	25,010
40,000	EQT Corp., 3.900%, 10/01/2027	36,400
10,000	EQT Corp., 5.000%, 1/15/2029	9,330
10,000	EQT Corp., 5.678%, 10/01/2025	9,938
10,000	EQT Corp., 5.700%, 4/01/2028	9,803
55,000	Hess Corp., 4.300%, 4/01/2027	51,740

See accompanying notes to financial statements.

|  46

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Independent Energy — continued
$30,000	Occidental Petroleum Corp., 5.550%, 3/15/2026	$30,034
5,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	5,567
45,000	Ovintiv Exploration, Inc., 5.375%, 1/01/2026	44,507
50,000	Ovintiv, Inc., 6.500%, 8/15/2034	48,709
5,000	Southwestern Energy Co., 4.750%, 2/01/2032	4,191

		630,706

	Industrial Other — 0.1%
20,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	15,230

	Leisure — 0.7%
40,000	Carnival Corp., 5.750%, 3/01/2027, 144A	28,022
30,000	Carnival Corp., 6.000%, 5/01/2029, 144A	19,697
30,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	22,822
25,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	20,816
10,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	7,375
60,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	42,038

		140,770

	Life Insurance — 1.1%
50,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	42,520
55,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	50,275
95,000	Athene Global Funding, 2.550%, 11/19/2030, 144A	72,478
30,000	Athene Holding Ltd., 3.500%, 1/15/2031	24,026
30,000	CNO Financial Group, Inc., 5.250%, 5/30/2029	27,890

		217,189

	Lodging — 1.3%
60,000	Hilton Domestic Operating Co., Inc., 3.625%, 2/15/2032, 144A	45,954
40,000	Hilton Domestic Operating Co., Inc., 4.000%, 5/01/2031, 144A	32,359
10,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	7,636
25,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	20,177
5,000	Hyatt Hotels Corp., 5.625%, 4/23/2025	4,944
3,000	Marriott International, Inc., Series EE, 5.750%, 5/01/2025	3,030
25,000	Marriott International, Inc., Series FF, 4.625%, 6/15/2030	22,592
20,000	Marriott International, Inc., Series HH, 2.850%, 4/15/2031	15,703
20,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	15,806
45,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	34,893
75,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	59,283

		262,377

	Media Entertainment — 1.7%
85,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	70,847
75,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	64,069
20,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	16,818
10,000	Netflix, Inc., 4.875%, 4/15/2028	9,359
135,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	123,368
5,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	4,700
5,000	Netflix, Inc., 5.875%, 11/15/2028	4,879
15,000	Netflix, Inc., 6.375%, 5/15/2029	14,892
15,000	Warnermedia Holdings, Inc., 4.054%, 3/15/2029, 144A	12,974
25,000	Warnermedia Holdings, Inc., 4.279%, 3/15/2032, 144A	20,584

		342,490

	Metals & Mining — 3.5%
200,000	Anglo American Capital PLC, 4.500%, 3/15/2028, 144A	182,994
	Metals & Mining — continued
35,000	ArcelorMittal S.A., 7.000%, 10/15/2039	32,902
25,000	ATI, Inc., 5.875%, 12/01/2027	22,759
200,000	First Quantum Minerals Ltd., 6.875%, 10/15/2027, 144A	180,000
45,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	34,545
15,000	Freeport-McMoRan, Inc., 4.250%, 3/01/2030	12,827
50,000	Freeport-McMoRan, Inc., 4.625%, 8/01/2030	43,811
40,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	35,552
135,000	Glencore Funding LLC, 3.875%, 10/27/2027, 144A	122,220
20,000	Glencore Funding LLC, 4.000%, 3/27/2027, 144A	18,630
35,000	Novelis Corp., 4.750%, 1/30/2030, 144A	28,700
10,000	Volcan Cia Minera SAA, 4.375%, 2/11/2026, 144A	8,250

		723,190

	Midstream — 2.5%
115,000	Cheniere Corpus Christi Holdings LLC, 5.125%, 6/30/2027	111,345
55,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	43,478
10,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	9,370
55,000	Energy Transfer LP, 4.000%, 10/01/2027	49,880
30,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	21,914
35,000	EQM Midstream Partners LP, Series 10Y, 5.500%, 7/15/2028	29,916
15,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	12,112
15,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	14,239
80,000	NGPL PipeCo LLC, 4.875%, 8/15/2027, 144A	74,487
15,000	Plains All American Pipeline LP/PAA Finance Corp., 3.800%, 9/15/2030	12,578
35,000	Plains All American Pipeline LP/PAA Finance Corp., 4.300%, 1/31/2043	23,540
15,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.000%, 1/15/2032	12,398
5,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	4,300
60,000	Valero Energy Partners LP, 4.500%, 3/15/2028	56,924
10,000	Western Midstream Operating LP, 4.300%, 2/01/2030	8,553
20,000	Western Midstream Operating LP, 5.300%, 3/01/2048	16,450
5,000	Western Midstream Operating LP, 5.450%, 4/01/2044	4,102
10,000	Western Midstream Operating LP, 5.500%, 2/01/2050	8,075

		513,661

	Paper — 0.2%
45,000	Suzano Austria GmbH, 3.750%, 1/15/2031	35,255

	Pharmaceuticals — 1.6%
10,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	6,447
65,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	23,934
10,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	3,735
50,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	18,802
5,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	1,866
5,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	1,905
50,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	41,179
85,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	69,742
250,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	149,395

		317,005

	Property & Casualty Insurance — 1.1%
175,000	Fidelity National Financial, Inc., 2.450%, 3/15/2031	129,768
65,000	Sirius International Group Ltd., 4.600%, 11/01/2026, 144A	55,900

See accompanying notes to financial statements.

47  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Property & Casualty Insurance — continued
$55,000	Stewart Information Services Corp., 3.600%, 11/15/2031	$42,393

		228,061

	REITs – Apartments — 0.0%
10,000	American Homes 4 Rent, 2.375%, 7/15/2031	7,540

	REITs – Diversified — 0.1%
15,000	EPR Properties, 3.600%, 11/15/2031	10,717

	REITs – Mortgage — 0.1%
15,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 4.250%, 2/01/2027, 144A	12,078

	REITs – Office Property — 0.0%
10,000	Corporate Office Properties LP, 2.750%, 4/15/2031	7,352

	REITs – Shopping Centers — 0.8%
115,000	Brixmor Operating Partnership LP, 4.050%, 7/01/2030	96,881
75,000	SITE Centers Corp., 3.625%, 2/01/2025	70,894

		167,775

	Restaurants — 0.7%
125,000	1011778 B.C. ULC/New Red Finance, Inc., 4.375%, 1/15/2028, 144A	108,313
45,000	Yum! Brands, Inc., 4.625%, 1/31/2032	37,718

		146,031

	Retailers — 0.1%
20,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	16,050
10,000	Tapestry, Inc., 3.050%, 3/15/2032	7,461

		23,511

	Technology — 6.0%
60,000	Avnet, Inc., 4.625%, 4/15/2026	57,744
10,000	Broadcom, Inc., 3.137%, 11/15/2035, 144A	7,007
30,000	Broadcom, Inc., 4.150%, 11/15/2030	25,966
55,000	Broadcom, Inc., 4.300%, 11/15/2032	46,180
10,000	CDW LLC/CDW Finance Corp., 2.670%, 12/01/2026	8,674
10,000	CDW LLC/CDW Finance Corp., 3.250%, 2/15/2029	8,121
90,000	CDW LLC/CDW Finance Corp., 3.569%, 12/01/2031	70,072
130,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	98,150
60,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	48,940
65,000	Entegris Escrow Corp., 4.750%, 4/15/2029, 144A	57,254
5,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	4,100
25,000	Fidelity National Information Services, Inc., 5.100%, 7/15/2032	23,492
5,000	Gartner, Inc., 3.625%, 6/15/2029, 144A	4,162
5,000	Global Payments, Inc., 2.900%, 11/15/2031	3,823
15,000	Global Payments, Inc., 5.300%, 8/15/2029	14,107
25,000	Global Payments, Inc., 5.400%, 8/15/2032	23,199
60,000	Iron Mountain, Inc., 5.250%, 7/15/2030, 144A	49,648
35,000	Jabil, Inc., 1.700%, 4/15/2026	30,406
30,000	Marvell Technology, Inc., 2.450%, 4/15/2028	24,781
25,000	Marvell Technology, Inc., 2.950%, 4/15/2031	19,394
265,000	Micron Technology, Inc., 4.663%, 2/15/2030	235,112
25,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	19,306
5,000	NXP BV/NXP Funding LLC/NXP USA, Inc., 4.400%, 6/01/2027	4,716
60,000	Open Text Holdings, Inc., 4.125%, 2/15/2030, 144A	47,917
60,000	Oracle Corp., 3.950%, 3/25/2051	39,792
60,000	Qorvo, Inc., 3.375%, 4/01/2031, 144A	44,949
55,000	S&P Global, Inc., 4.250%, 5/01/2029, 144A	51,716
5,000	Seagate HDD Cayman, 4.091%, 6/01/2029	3,994
60,000	TD SYNNEX Corp., 1.750%, 8/09/2026	50,995
35,000	Verisk Analytics, Inc., 4.125%, 3/15/2029	31,927
45,000	Western Digital Corp., 2.850%, 2/01/2029	34,971
	Technology — continued
5,000	Western Digital Corp., 3.100%, 2/01/2032	3,399
30,000	Western Digital Corp., 4.750%, 2/15/2026	27,779

		1,221,793

	Treasuries — 18.9%
135,000	U.S. Treasury Bond, 1.125%, 8/15/2040	83,626
255,000	U.S. Treasury Bond, 1.875%, 2/15/2051	168,818
155,000	U.S. Treasury Bond, 2.250%, 2/15/2052	112,617
415,000	U.S. Treasury Bond, 3.250%, 5/15/2042	368,313
1,400,000	U.S. Treasury Note, 0.125%, 1/31/2023	1,383,790
780,000	U.S. Treasury Note, 0.125%, 4/30/2023	762,542
805,000	U.S. Treasury Note, 0.250%, 9/30/2023	773,177
230,000	U.S. Treasury Note, 1.500%, 2/29/2024(b)	221,177

		3,874,060

	Wireless — 2.5%
80,000	Crown Castle, Inc., 2.500%, 7/15/2031	61,647
70,000	SBA Communications Corp., 3.125%, 2/01/2029	56,299
130,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	112,318
65,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	54,620
265,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	235,059

		519,943

	Total Non-Convertible Bonds (Identified Cost $21,251,716)	17,613,998

Convertible Bonds — 5.2%
	Airlines — 0.5%
20,000	JetBlue Airways Corp., 0.500%, 4/01/2026	14,200
85,000	Southwest Airlines Co., 1.250%, 5/01/2025	97,027

		111,227

	Cable Satellite — 1.3%
40,000	DISH Network Corp., Zero Coupon, 0.000%-8.380%, 12/15/2025(c)	26,326
350,000	DISH Network Corp., 3.375%, 8/15/2026	240,800

		267,126

	Consumer Cyclical Services — 0.3%
5,000	Peloton Interactive, Inc., Zero Coupon, 0.798%, 2/15/2026(d)	3,349
65,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.152%, 12/15/2025(c)	53,870

		57,219

	Gaming — 0.1%
10,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	13,995

	Healthcare — 0.5%
140,000	Teladoc Health, Inc., 1.250%, 6/01/2027	102,382

	Leisure — 0.2%
60,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	37,174

	Media Entertainment — 0.3%
30,000	Bilibili, Inc., 0.500%, 12/01/2026, 144A	19,050
30,000	Snap, Inc., Zero Coupon, 6.709%-6.954%, 5/01/2027(c)	20,685
25,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.777%, 3/15/2026(c)	19,625
10,000	Twitter, Inc., Zero Coupon, 0.000%, 3/15/2026(d)	9,154

		68,514

	Pharmaceuticals — 1.5%
240,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	238,344
15,000	Guardant Health, Inc., Zero Coupon, 0.000%, 11/15/2027(d)	10,916
25,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%, 4/01/2026(d)	24,703

See accompanying notes to financial statements.

|  48

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund – (continued)

Principal Amount	Description	Value (†)
	Pharmaceuticals — continued
$40,000	Livongo Health, Inc., 0.875%, 6/01/2025	$33,581

		307,544

	Technology — 0.5%
25,000	Nutanix, Inc., 0.250%, 10/01/2027, 144A	18,800
20,000	RingCentral, Inc., Zero Coupon, 7.630%-7.929%, 3/15/2026(c)	15,380
60,000	Splunk, Inc., 1.125%, 6/15/2027	47,207
25,000	Unity Software, Inc., Zero Coupon, 7.085%-7.253%, 11/15/2026, 144A(c)	18,125

		99,512

	Total Convertible Bonds (Identified Cost $1,351,346)	1,064,693

	Total Bonds and Notes (Identified Cost $22,603,062)	18,678,691

Collateralized Loan Obligations — 3.2%
250,000	AIMCO CLO Ltd., Series 2021-14A, Class D, 3-month LIBOR + 2.900%, 5.610%, 4/20/2034, 144A(e)	218,471
250,000	Fillmore Park CLO Ltd., Series 2018-1A, Class D, 3-month LIBOR + 2.900%, 5.412%, 7/15/2030, 144A(e)	221,869
250,000	Recette CLO Ltd., Series 2015-1A, Class DRR, 3-month LIBOR + 3.250%, 5.960%, 4/20/2034, 144A(e)	214,369

	Total Collateralized Loan Obligations (Identified Cost $750,000)	654,709

Shares	Description	Value (†)
Preferred Stocks — 2.5%
Convertible Preferred Stocks — 2.5%
	Banking — 1.0%
97	Bank of America Corp., Series L, 7.250%	113,781
83	Wells Fargo & Co., Class A, Series L, 7.500%	99,932

		213,713

	Technology — 0.1%
273	Clarivate PLC, Series A, 5.250%	11,641

	Wireless — 1.4%
250	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	281,225

	Total Convertible Preferred Stocks (Identified Cost $591,279)	506,579

	Total Preferred Stocks (Identified Cost $591,279)	506,579

Principal Amount	Description	Value (†)
Short-Term Investments — 2.4%
$494,084	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $494,130 on 10/03/2022 collateralized by $520,900 U.S. Treasury Note, 3.000% due 7/15/2025 valued at $503,971 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $494,084)	494,084

	Total Investments — 99.4% (Identified Cost $24,438,425)	20,334,063
	Other assets less liabilities — 0.6%	117,338

	Net Assets — 100.0%	$20,451,401

(†)	See Note 2 of Notes to Financial Statements.
(a)	Perpetual bond with no specified maturity date.
(b)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.
(d)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(e)	Variable rate security. Rate as of September 30, 2022 is disclosed.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $6,579,962 or 32.2% of net assets.
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/20/2022	4	$597,579	$548,000	$(49,579)

At September 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/20/2022	4	$501,867	$473,938	$27,929

See accompanying notes to financial statements.

49  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Credit Income Fund – (continued)

Industry Summary at September 30, 2022

Treasuries	18.9%
Banking	11.7
Finance Companies	7.0
Cable Satellite	6.6
Technology	6.6
Wireless	3.9
Metals & Mining	3.5
Independent Energy	3.1
Pharmaceuticals	3.1
Aerospace & Defense	3.0
Consumer Cyclical Services	2.8
Midstream	2.5
Healthcare	2.1
Media Entertainment	2.0
Other Investments, less than 2% each	17.0
Collateralized Loan Obligations	3.2
Short-Term Investments	2.4

Total Investments	99.4
Other assets less liabilities (including futures contracts)	0.6

Net Assets	100.0%

See accompanying notes to financial statements.

|  50

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund

Shares	Description	Value (†)
Common Stocks — 66.3% of Net Assets
	France — 4.3%
532,281	Dassault Systemes SE	$18,377,031
115,002	LVMH Moet Hennessy Louis Vuitton SE	67,802,267
494,321	Vinci S.A.	39,971,151

		126,150,449

	Hong Kong — 0.6%
2,056,000	AIA Group Ltd.	17,118,056

	Japan — 1.9%
2,341,961	Nomura Research Institute Ltd.	57,198,252

	Netherlands — 2.6%
187,791	ASML Holding NV	77,797,832

	Sweden — 2.0%
6,233,713	Atlas Copco AB, Class A	57,938,355

	Taiwan — 1.6%
3,629,000	Taiwan Semiconductor Manufacturing Co. Ltd.	48,103,814

	United Kingdom — 3.3%
702,473	Halma PLC	15,800,275
306,888	Linde PLC	82,733,936

		98,534,211

	United States — 50.0%
312,680	Accenture PLC, Class A	80,452,564
103,120	Adobe, Inc.(a)	28,378,624
761,682	Airbnb, Inc., Class A(a)	80,007,077
903,258	Alphabet, Inc., Class A(a)	86,396,628
819,011	Amazon.com, Inc.(a)	92,548,243
69,231	BlackRock, Inc.	38,096,435
142,577	Costco Wholesale Corp.	67,334,840
400,130	Cummins, Inc.	81,430,456
349,214	Danaher Corp.	90,198,484
197,931	Estee Lauder Cos., Inc. (The), Class A	42,733,303
238,592	Goldman Sachs Group, Inc. (The)	69,919,386
262,913	Home Depot, Inc. (The)	72,548,213
353,833	IQVIA Holdings, Inc.(a)	64,093,310
410,800	JPMorgan Chase & Co.	42,928,600
270,013	Mastercard, Inc., Class A	76,775,496
42,027	Mettler-Toledo International, Inc.(a)	45,562,311
387,486	NVIDIA Corp.	47,036,926
141,807	Roper Technologies, Inc.	50,999,469
279,853	S&P Global, Inc.	85,453,114
559,679	Salesforce, Inc.(a)	80,504,227
219,541	Sherwin-Williams Co. (The)	44,951,020
205,084	Texas Instruments, Inc.	31,742,901
156,680	UnitedHealth Group, Inc.	79,129,667

		1,479,221,294

	Total Common Stocks (Identified Cost $2,033,832,951)	1,962,062,263

Principal Amount (‡)	Description	Value (†)
Bonds and Notes — 32.3%
Non-Convertible Bonds — 29.6%
	Australia — 0.9%
$3,010,000	Australia Government Bond, Series 133, 5.500%, 4/21/2023, (AUD)	1,949,294
10,700,000	Australia Government Bond, Series 164, 0.500%, 9/21/2026, (AUD)	6,052,830
800,000	FMG Resources August 2006 Pty Ltd., 4.375%, 4/01/2031, 144A	614,126
	Australia — continued
670,000	GAIF Bond Issuer Pty Ltd., 3.400%, 9/30/2026, 144A	621,650
3,560,000	Glencore Funding LLC, 1.625%, 9/01/2025, 144A	3,194,103
5,000,000	Macquarie Group Ltd., (fixed rate to 1/14/2032, variable rate thereafter), 2.871%, 1/14/2033, 144A	3,757,204
4,000,000	Macquarie Group Ltd., (fixed rate to 9/23/2026, variable rate thereafter), 1.629%, 9/23/2027, 144A	3,347,807
11,610,000	New South Wales Treasury Corp., 2.000%, 3/08/2033, (AUD)	5,836,720
95,000	Sydney Airport Finance Co. Pty Ltd., 3.375%, 4/30/2025, 144A	89,102
1,370,000	Westpac Banking Corp., 1.953%, 11/20/2028	1,138,841

		26,601,677

	Belgium — 0.1%
2,745,000	Anheuser-Busch InBev S.A., EMTN, 2.000%, 1/23/2035, (EUR)	2,092,833

	Brazil — 0.8%
1,035,000	Braskem Netherlands Finance BV, 4.500%, 1/10/2028	876,635
1,785,000	Braskem Netherlands Finance BV, 4.500%, 1/31/2030	1,442,637
53,329(††)	Brazil Notas do Tesouro Nacional, Series F, 10.000%, 1/01/2031, (BRL)	8,924,555
2,685,000	Brazilian Government International Bond, 4.500%, 5/30/2029	2,386,054
1,085,000	Brazilian Government International Bond, 4.625%, 1/13/2028	1,006,858
2,980,000	BRF S.A., 4.875%, 1/24/2030	2,343,659
650,000	Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030, 144A	542,594
1,100,000	Embraer Netherlands Finance BV, 5.050%, 6/15/2025	1,046,375
575,000	Raizen Fuels Finance S.A., 5.300%, 1/20/2027, 144A	546,250
2,515,000	Suzano Austria GmbH, 2.500%, 9/15/2028	1,967,082
1,185,000	Suzano Austria GmbH, 3.125%, 1/15/2032	852,844
550,000	Suzano Austria GmbH, 3.750%, 1/15/2031	430,897

		22,366,440

	Canada — 1.5%
790,000	1011778 BC ULC/New Red Finance, Inc., 4.000%, 10/15/2030, 144A	622,188
351,782	Air Canada Pass Through Trust, Series 2015-2, Class A, 4.125%, 6/15/2029, 144A	286,273
711,704	Air Canada Pass Through Trust, Series 2017-1, Class AA, 3.300%, 7/15/2031, 144A	609,261
505,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	407,679
1,210,000	Antares Holdings LP, 3.950%, 7/15/2026, 144A	1,034,554
1,010,000	Antares Holdings LP, 6.000%, 8/15/2023, 144A	999,591
2,835,000	Bell Telephone Co. of Canada/Bell Canada (The), MTN, 3.600%, 9/29/2027, (CAD)	1,921,401
1,735,000	Brookfield Finance I UK PLC, 2.340%, 1/30/2032	1,297,547
1,015,000	Brookfield Finance, Inc., 3.900%, 1/25/2028	913,892

See accompanying notes to financial statements.

51  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Canada — continued
2,715,000	Brookfield Renewable Partners ULC, MTN, 4.250%, 1/15/2029, (CAD)	$1,878,143
1,220,000	Canada Housing Trust No. 1, 1.550%, 12/15/2026, 144A, (CAD)	811,373
1,920,000	Canadian Government Bond, 2.000%, 9/01/2023, (CAD)	1,365,621
2,465,000	Canadian Pacific Railway Co., 1.750%, 12/02/2026	2,158,419
800,000	CPPIB Capital, Inc., 0.375%, 6/20/2024, 144A, (EUR)	753,643
4,695,000	Enbridge Gas, Inc., MTN, 2.900%, 4/01/2030, (CAD)	3,019,095
4,770,000	Enbridge, Inc., MTN, 2.990%, 10/03/2029, (CAD)	2,987,763
2,965,000	Federation des Caisses Desjardins du Quebec, (fixed rate to 5/26/2025, variable rate thereafter), 2.856%, 5/26/2030, (CAD)	1,999,462
169,807	Institutional Mortgage Securities Canada, Inc., Series 2014-5A, Class A2, 2.616%, 7/12/2047, 144A, (CAD)	120,486
4,670,000	Ontario Power Generation, Inc., MTN, 2.977%, 9/13/2029, (CAD)	3,025,772
5,000,000	Province of British Columbia Canada, Series 10, 1.750%, 9/27/2024	4,748,698
2,355,000	Province of Quebec Canada, 2.300%, 9/01/2029, (CAD)	1,546,251
2,960,000	Shaw Communications, Inc., 3.300%, 12/10/2029, (CAD)	1,870,049
7,170,000	Toronto-Dominion Bank (The), 1.950%, 1/12/2027	6,238,049
1,675,000	Toronto-Dominion Bank (The), MTN, 1.150%, 6/12/2025	1,505,358
1,580,000	Videotron Ltd., 5.125%, 4/15/2027, 144A	1,450,195

		43,570,763

	Chile — 0.6%
575,000	Antofagasta PLC, 2.375%, 10/14/2030	429,755
975,000	Antofagasta PLC, 5.625%, 5/13/2032	900,656
715,000	Banco de Chile, 2.990%, 12/09/2031, 144A	557,521
2,525,000	Banco Santander Chile, 3.177%, 10/26/2031, 144A	2,026,338
950,000	Celulosa Arauco y Constitucion S.A., 4.500%, 8/01/2024	925,547
1,500,000	Chile Government International Bond, 2.450%, 1/31/2031	1,199,883
1,005,000	Chile Government International Bond, 2.550%, 1/27/2032	788,301
2,580,000	Colbun S.A., 3.150%, 3/06/2030	2,034,699
1,960,000	Corp. Nacional del Cobre de Chile, 3.000%, 9/30/2029, 144A	1,641,029
2,075,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031	1,766,178
570,000	Corp. Nacional del Cobre de Chile, 3.750%, 1/15/2031, 144A	485,167
595,000	Empresa Nacional de Telecomunicaciones S.A., 3.050%, 9/14/2032, 144A	437,325
1,980,000	Empresa Nacional del Petroleo, 3.450%, 9/16/2031, 144A	1,552,736
525,000	Enel Chile S.A., 4.875%, 6/12/2028	485,868
2,690,000	Engie Energia Chile S.A., 3.400%, 1/28/2030	2,025,790
800,000	Inversiones CMPC S.A., 4.375%, 5/15/2023, 144A	794,170
	Chile — continued
1,120,000	Transelec S.A., 4.250%, 1/14/2025, 144A	1,086,400

		19,137,363

	China — 0.3%
920,000	Alibaba Group Holding Ltd., 3.400%, 12/06/2027	827,848
795,000	Baidu, Inc., 3.875%, 9/29/2023	785,762
2,600,000	Country Garden Holdings Co. Ltd., 2.700%, 7/12/2026	824,512
2,800,000	Country Garden Holdings Co. Ltd., 3.300%, 1/12/2031	785,848
2,435,000	Country Garden Holdings Co. Ltd., 8.000%, 1/27/2024	1,075,101
905,000	Industrial & Commercial Bank of China Ltd., 2.957%, 11/08/2022	903,697
2,750,000	Shimao Group Holdings Ltd., 3.450%, 1/11/2031(b)	311,850
2,750,000	Sunac China Holdings Ltd., 5.950%, 4/26/2024(b)	387,887
625,000	Tencent Holdings Ltd., 2.880%, 4/22/2031, 144A	505,150
500,000	Tencent Holdings Ltd., 2.985%, 1/19/2023, 144A	498,329
1,175,000	Tencent Holdings Ltd., 3.280%, 4/11/2024, 144A	1,145,180
1,270,000	Weibo Corp., 3.500%, 7/05/2024	1,214,246

		9,265,410

	Colombia — 0.4%
1,395,000	Colombia Government International Bond, 3.125%, 4/15/2031	967,312
2,536,000	Ecopetrol S.A., 5.875%, 5/28/2045	1,535,320
1,300,000	Empresas Publicas de Medellin ESP, 4.250%, 7/18/2029, 144A	942,916
1,026,000	Millicom International Cellular S.A., 6.250%, 3/25/2029, 144A	870,315
1,035,000	Millicom International Cellular S.A., 6.625%, 10/15/2026	947,025
575,000	Republic of Colombia, 3.875%, 4/25/2027	487,536
7,073,300,000	Republic of Colombia, Series B, 6.250%, 11/26/2025, (COP)	1,305,642
29,559,900,000	Titulos De Tesoreria, Series B, 7.500%, 8/26/2026, (COP)	5,479,577
870,000	Transportadora de Gas Internacional S.A. E.S.P., 5.550%, 11/01/2028, 144A	777,354

		13,312,997

	Czech — 0.1%
1,525,000	CEZ A/S, EMTN, 0.875%, 12/02/2026, (EUR)	1,284,570
1,120,000	CEZ A/S, EMTN, 3.000%, 6/05/2028, (EUR)	980,866

		2,265,436

	Denmark — 0.1%
2,055,000	Orsted A/S, EMTN, 2.125%, 5/17/2027, (GBP)	1,924,869

	Dominican Republic — 0.1%
2,160,000	Dominican Republic, 4.500%, 1/30/2030, 144A	1,697,472
1,155,000	Dominican Republic, 4.875%, 9/23/2032, 144A	868,342
590,000	Dominican Republic, 5.950%, 1/25/2027, 144A	551,833
995,000	Dominican Republic, 6.000%, 7/19/2028, 144A	904,962

See accompanying notes to financial statements.

|  52

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Dominican Republic — continued
$425,000	Dominican Republic, 8.625%, 4/20/2027, 144A	$429,194

		4,451,803

	Ecuador — 0.1%
4,275,000	Ecuador Government International Bond, 5.500%, 7/31/2030	2,012,740

	Finland — 0.2%
3,575,000	Nordea Bank Abp, 0.750%, 8/28/2025, 144A	3,154,231
1,925,000	Nordea Bank Abp, 3.600%, 6/06/2025, 144A	1,845,016

		4,999,247

	France — 0.3%
205,000	BNP Paribas S.A., 4.375%, 5/12/2026, 144A	193,276
890,000	BNP Paribas S.A., (fixed rate to 6/09/2025, variable rate thereafter), 2.219%, 6/09/2026, 144A	800,238
250,000	Credit Agricole S.A., 3.250%, 10/04/2024, 144A	238,608
4,500,000	Credit Agricole S.A., (fixed rate to 1/26/2026, variable rate thereafter), 1.247%, 1/26/2027, 144A	3,831,068
1,300,000	Edenred, 1.875%, 3/06/2026, (EUR)	1,217,896
1,400,000	Engie S.A., 1.250%, 10/24/2041, (EUR)	774,306
1,015,000	Societe Generale S.A., 4.750%, 11/24/2025, 144A	959,584

		8,014,976

	Germany — 0.3%
1,635,000	Deutsche Bank AG, (fixed rate to 1/07/2027, variable rate thereafter), 2.552%, 1/07/2028	1,327,359
305,000	Deutsche Bank AG, (fixed rate to 10/07/2031, variable rate thereafter), 3.742%, 1/07/2033	197,708
2,255,000	Deutsche Bank AG, (fixed rate to 10/14/2030, variable rate thereafter), 3.729%, 1/14/2032	1,518,624
3,220,000	Fraport AG Frankfurt Airport Services Worldwide, 1.875%, 3/31/2028, (EUR)	2,651,313
3,790,000	Kreditanstalt fuer Wiederaufbau, EMTN, 1.250%, 8/28/2023, (NOK)	341,632
1,450,000	Siemens Financieringsmaatschappij NV, 2.350%, 10/15/2026, 144A	1,301,604
490,000	Volkswagen Group of America Finance LLC, 1.625%, 11/24/2027, 144A	398,312
730,000	Volkswagen Group of America Finance LLC, 4.350%, 6/08/2027, 144A	685,657

		8,422,209

	Guatemala — 0.0%
1,050,000	CT Trust, 5.125%, 2/03/2032, 144A	790,388

	Hong Kong — 0.1%
355,000	AIA Group Ltd., 3.200%, 3/11/2025, 144A	341,186
1,405,000	AIA Group Ltd., 3.600%, 4/09/2029	1,283,540
1,135,000	AIA Group Ltd., 3.900%, 4/06/2028, 144A	1,063,472

		2,688,198

	India — 0.4%
1,195,000	Adani Ports & Special Economic Zone Ltd., 3.100%, 2/02/2031, 144A	862,886
	India — continued
2,480,000	Adani Ports & Special Economic Zone Ltd., 4.200%, 8/04/2027	2,170,708
2,940,000	Bharti Airtel Ltd., 3.250%, 6/03/2031	2,365,112
2,790,000	Export-Import Bank of India, 2.250%, 1/13/2031, 144A	2,092,049
1,250,000	Power Finance Corp. Ltd., 3.950%, 4/23/2030, 144A	1,050,212
2,400,000	Shriram Transport Finance Co. Ltd., 4.150%, 7/18/2025, 144A	2,130,269
2,420,000	Shriram Transport Finance Co. Ltd., 4.400%, 3/13/2024	2,250,600

		12,921,836

	Indonesia — 0.3%
300,000	Indonesia Government International Bond, 4.125%, 1/15/2025, 144A	293,977
50,092,000,000	Indonesia Treasury Bond, Series FR75, 7.500%, 5/15/2038, (IDR)	3,299,838
43,840,000,000	Indonesia Treasury Bond, Series FR82, 7.000%, 9/15/2030, (IDR)	2,821,364
1,475,000	Republic of Indonesia, 2.850%, 2/14/2030	1,257,452

		7,672,631

	Ireland — 0.3%
645,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.000%, 10/29/2028	517,268
3,245,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.300%, 1/30/2032	2,440,461
1,250,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	1,227,450
375,000	Ireland Government Bond, 3.400%, 3/18/2024, (EUR)	375,464
3,710,000	Ireland Government Bond, Zero Coupon, 0.029%, 10/18/2031, (EUR)(c)	2,878,174

		7,438,817

	Israel — 0.9%
10,950,000	State of Israel, 1.000%, 3/31/2030, (ILS)	2,593,569
2,750,000	Teva Pharmaceutical Finance Co. LLC, 6.150%, 2/01/2036	2,264,857
4,570,000	Teva Pharmaceutical Finance Netherlands III BV, 3.150%, 10/01/2026	3,749,685
20,421,000	Teva Pharmaceutical Finance Netherlands III BV, 4.100%, 10/01/2046	12,203,201
4,675,000	Teva Pharmaceutical Finance Netherlands III BV, 4.750%, 5/09/2027	3,970,524
510,000	Teva Pharmaceutical Finance Netherlands III BV, 5.125%, 5/09/2029	420,730

		25,202,566

	Italy — 0.6%
200,000	Intesa Sanpaolo SpA, 5.710%, 1/15/2026, 144A	181,903
530,000	Intesa Sanpaolo SpA, EMTN, 3.928%, 9/15/2026, (EUR)	494,295
6,965,000	Italy Buoni Poliennali Del Tesoro, 1.350%, 4/01/2030, (EUR)	5,628,760
3,305,000	Italy Buoni Poliennali Del Tesoro, 2.000%, 2/01/2028, (EUR)	2,963,483
1,975,000	Italy Government International Bond, 2.375%, 10/17/2024	1,850,306
3,335,000	Republic of Italy, 2.500%, 11/15/2025, (EUR)	3,188,899

See accompanying notes to financial statements.

53  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Italy — continued
$830,000	UniCredit SpA, (fixed rate to 4/02/2029, variable rate thereafter), 7.296%, 4/02/2034, 144A	$704,409
1,460,000	UniCredit SpA, (fixed rate to 6/19/2027, variable rate thereafter), 5.861%, 6/19/2032, 144A	1,210,428
200,000	UniCredit SpA, (fixed rate to 6/30/2030, variable rate thereafter), 5.459%, 6/30/2035, 144A	148,708

		16,371,191

	Japan — 0.8%
1,014,927,200(†††)	Japan Government CPI Linked Bond, Series 23, 0.100%, 3/10/2028, (JPY)	7,358,412
2,375,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 1/19/2027, variable rate thereafter), 2.341%, 1/19/2028	2,051,802
3,000,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 10/13/2026, variable rate thereafter), 1.640%, 10/13/2027	2,542,472
2,020,000	Mizuho Financial Group, Inc., 2.564%, 9/13/2031	1,483,417
2,000,000	Mizuho Financial Group, Inc., (fixed rate to 7/10/2023, variable rate thereafter), 1.241%, 7/10/2024	1,934,769
2,000,000	Nomura Holdings, Inc., 1.851%, 7/16/2025	1,804,478
2,385,000	Nomura Holdings, Inc., 2.710%, 1/22/2029	1,941,197
3,050,000	Sumitomo Mitsui Financial Group, Inc., 1.402%, 9/17/2026	2,601,829
1,445,000	Sumitomo Mitsui Financial Group, Inc., 3.040%, 7/16/2029	1,213,209

		22,931,585

	Korea — 0.8%
765,000	Export-Import Bank of Korea, 3.000%, 11/01/2022	764,205
1,650,000	Kia Corp., 1.750%, 10/16/2026, 144A	1,424,478
1,060,000	Kia Corp., 2.750%, 2/14/2027, 144A	940,464
1,515,000	Korea East-West Power Co. Ltd., 1.750%, 5/06/2025, 144A	1,391,982
2,400,000	Korea National Oil Corp., 2.125%, 4/18/2027, 144A	2,096,208
670,000	KT Corp., 2.500%, 7/18/2026, 144A	609,493
1,180,000	LG Chem Ltd., 3.250%, 10/15/2024, 144A	1,135,408
4,500,000,000	Republic of Korea, 0.875%, 12/10/2023, (KRW)	3,040,213
4,500,000,000	Republic of Korea, 1.125%, 9/10/2025, (KRW)	2,876,809
13,130,550,000	Republic of Korea, 1.500%, 12/10/2030, (KRW)	7,539,464
770,000	Shinhan Bank Co. Ltd., 3.875%, 3/24/2026, 144A	727,334
2,765,000	SK Hynix, Inc., 2.375%, 1/19/2031, 144A	2,044,472
140,000	SK Telecom Co. Ltd., 6.625%, 7/20/2027, 144A	148,283

		24,738,813

	Luxembourg — 0.0%
920,000	ArcelorMittal S.A., 6.750%, 3/01/2041	842,200

	Malaysia — 0.2%
28,570,000	Malaysia Government Bond, 3.480%, 3/15/2023, (MYR)	6,179,745

	Mexico — 1.4%
620,000	Alfa SAB de CV, 6.875%, 3/25/2044	539,383
	Mexico — continued
770,000	America Movil SAB de CV, 2.125%, 3/10/2028, (EUR)	691,807
860,000	America Movil SAB de CV, 2.875%, 5/07/2030	722,245
10,000,000	America Movil SAB de CV, 6.450%, 12/05/2022, (MXN)	492,068
730,000	Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santander, 5.375%, 4/17/2025, 144A	709,750
1,905,000	Cemex SAB de CV, 3.875%, 7/11/2031, 144A	1,501,099
855,000	Cemex SAB de CV, 5.450%, 11/19/2029	764,156
400,000	Cemex SAB de CV, 7.375%, 6/05/2027, 144A	396,000
1,775,000	Coca-Cola Femsa SAB de CV, 2.750%, 1/22/2030	1,530,547
800,000	Gruma SAB de CV, 4.875%, 12/01/2024	786,808
10,000,000	Grupo Televisa SAB, EMTN, 7.250%, 5/14/2043, (MXN)	304,446
1,515,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031	1,210,243
840,000	Kimberly-Clark de Mexico SAB de CV, 2.431%, 7/01/2031, 144A	671,026
1,707,184(††††)	Mexican Fixed Rate Bonds, Series M, 5.750%, 3/05/2026, (MXN)	7,438,472
1,294,043(††††)	Mexican Fixed Rate Bonds, Series M 20, 8.500%, 5/31/2029, (MXN)	6,064,098
637,836(††††)	Mexican Fixed Rate Bonds, Series M 30, 8.500%, 11/18/2038, (MXN)	2,856,208
724,558(††††)	Mexican Fixed Rate Bonds, Series M-20, 7.500%, 6/03/2027, (MXN)	3,293,907
2,665,000	Mexico Government International Bond, 3.250%, 4/16/2030	2,221,967
1,880,000	Mexico Government International Bond, 3.500%, 2/12/2034	1,428,543
196,000	Mexico Government International Bond, 4.000%, 3/15/2115, (EUR)	127,413
810,000	Mexico Government International Bond, 4.875%, 5/19/2033	711,978
1,850,000	Orbia Advance Corp. SAB de CV, 1.875%, 5/11/2026, 144A	1,555,184
1,240,000	Orbia Advance Corp. SAB de CV, 4.000%, 10/04/2027	1,077,882
3,505,000	Petroleos Mexicanos, 5.950%, 1/28/2031	2,367,277
100,000	Sigma Alimentos S.A. de CV, 2.625%, 2/07/2024, 144A, (EUR)	94,724
835,000	Sigma Alimentos S.A. de CV, 4.125%, 5/02/2026	751,082
2,090,000	Sigma Finance Netherlands BV, 4.875%, 3/27/2028	1,871,031
1,010,000	Unifin Financiera SAB de CV, 7.250%, 9/27/2023(a)	149,318
2,195,000	Unifin Financiera SAB de CV, 9.875%, 1/28/2029(a)	274,375

		42,603,037

	Netherlands — 0.1%
870,000	Cooperatieve Rabobank U.A., 4.375%, 8/04/2025	831,798
1,725,000	ING Groep NV, (fixed rate to 7/01/2025, variable rate thereafter), 1.400%, 7/01/2026, 144A	1,523,149

		2,354,947

See accompanying notes to financial statements.

|  54

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	New Zealand — 0.6%
$3,495,000	ANZ New Zealand International Ltd., 1.250%, 6/22/2026, 144A	$3,032,564
5,000,000	Fonterra Co-operative Group Ltd., MTN, 5.500%, 2/26/2024, (AUD)	3,233,035
10,700,000	New Zealand Government Bond, 0.500%, 5/15/2024, (NZD)	5,641,415
6,310,000	New Zealand Government Bond, 1.500%, 5/15/2031, (NZD)	2,832,176
3,575,000	New Zealand Government Bond, 3.000%, 4/20/2029, (NZD)	1,858,596

		16,597,786

	Nigeria — 0.0%
1,975,000	Nigeria Government International Bond, 6.125%, 9/28/2028, 144A	1,306,146

	Norway — 0.6%
3,660,000	DNB Bank ASA, (fixed rate to 5/25/2026, variable rate thereafter), 1.535%, 5/25/2027, 144A	3,147,915
2,790,000	Equinor ASA, 3.625%, 4/06/2040	2,231,932
41,750,000	Norway Government Bond, 1.750%, 2/17/2027, 144A, (NOK)	3,608,257
16,500,000	Norway Government Bond, Series 478, 1.500%, 2/19/2026, 144A, (NOK)	1,433,312
36,610,000	Norway Government Bond, Series 480, 2.000%, 4/26/2028, 144A, (NOK)	3,156,022
46,500,000	Norway Government Bond, Series 482, 1.375%, 8/19/2030, 144A, (NOK)	3,712,381

		17,289,819

	Panama — 0.0%
1,485,000	Cable Onda S.A., 4.500%, 1/30/2030, 144A	1,169,054

	Paraguay — 0.1%
1,420,000	Paraguay Government International Bond, 4.950%, 4/28/2031, 144A	1,263,365
800,000	Republic of Paraguay, 5.000%, 4/15/2026, 144A	769,664

		2,033,029

	Peru — 0.2%
3,220,000	Corp. Financiera de Desarrollo S.A., 2.400%, 9/28/2027, 144A	2,651,960
2,005,000	Peruvian Government International Bond, 2.392%, 1/23/2026	1,818,187
2,455,000	Peruvian Government International Bond, 3.000%, 1/15/2034	1,843,353
1,050,000	Transportadora de Gas del Peru S.A., 4.250%, 4/30/2028, 144A	985,845

		7,299,345

	Philippines — 0.0%
1,060,000	Philippine Government International Bond, 2.457%, 5/05/2030	887,559

	Poland — 0.2%
26,400,000	Republic of Poland Government Bond, 1.250%, 10/25/2030, (PLN)	3,387,278
12,970,000	Republic of Poland Government Bond, 3.250%, 7/25/2025, (PLN)	2,343,910

		5,731,188

	Portugal — 0.1%
3,590,000	EDP Finance BV, 1.710%, 1/24/2028, 144A	2,919,891

	Qatar — 0.1%
1,770,000	Ooredoo International Finance Ltd., 2.625%, 4/08/2031, 144A	1,462,020
1,600,000	Qatar Energy, 2.250%, 7/12/2031, 144A	1,288,893

		2,750,913

	Romania — 0.0%
1,100,000	Romania Government International Bond, 2.000%, 4/14/2033, 144A, (EUR)	636,674

	Singapore — 0.4%
1,450,000	BOC Aviation Ltd., 3.250%, 4/29/2025, 144A	1,366,455
860,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	811,953
4,510,000	Republic of Singapore, 2.750%, 7/01/2023, (SGD)	3,124,913
10,055,000	Singapore Government Bond, 2.125%, 6/01/2026, (SGD)	6,657,828

		11,961,149

	South Africa — 0.6%
1,400,000	Anglo American Capital PLC, 2.625%, 9/10/2030, 144A	1,077,631
1,400,000	Anglo American Capital PLC, 5.625%, 4/01/2030, 144A	1,324,534
2,990,000	AngloGold Ashanti Holdings PLC, 3.375%, 11/01/2028	2,424,528
1,420,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024	1,359,162
930,000	MTN (Mauritius) Investments Ltd., 4.755%, 11/11/2024, 144A	890,155
116,835,000	Republic of South Africa, Series 2035, 8.875%, 2/28/2035, (ZAR)	5,274,358
39,185,000	Republic of South Africa, Series R213, 7.000%, 2/28/2031, (ZAR)	1,673,264
7,585,000	South Africa Government International Bond, 5.750%, 9/30/2049	4,865,778

		18,889,410

	Spain — 0.4%
2,000,000	Banco Santander S.A., (fixed rate to 9/14/2026, variable rate thereafter), 1.722%, 9/14/2027	1,654,549
600,000	CaixaBank S.A., (fixed rate to 4/17/2025, variable rate thereafter), EMTN, 2.250%, 4/17/2030, (EUR)	525,038
500,000	CaixaBank S.A., (fixed rate to 7/14/2023, variable rate thereafter), EMTN, 2.750%, 7/14/2028, (EUR)	477,353
3,700,000	Cellnex Telecom S.A., EMTN, 1.750%, 10/23/2030, (EUR)	2,551,007
700,000	Naturgy Finance BV, EMTN, 1.500%, 1/29/2028, (EUR)	602,377
430,000	Spain Government Bond, 1.600%, 4/30/2025, 144A, (EUR)	414,483
2,525,000	Spain Government Bond, 1.950%, 7/30/2030, 144A, (EUR)	2,297,523
2,565,000	Spain Government Bond, 4.400%, 10/31/2023, 144A, (EUR)	2,576,513

		11,098,843

	Supranationals — 0.4%
1,495,000	Corporacion Andina de Fomento, 2.375%, 5/12/2023	1,475,565
3,360,000	European Investment Bank, 1.750%, 7/30/2024, 144A, (CAD)	2,338,269

See accompanying notes to financial statements.

55  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Supranationals — continued
2,560,000	International Bank for Reconstruction & Development, 0.250%, 12/23/2022, (SEK)	$229,934
10,030,000	International Bank for Reconstruction & Development, 1.200%, 7/22/2026, (CAD)	6,589,296
16,750,000	Nordic Investment Bank, EMTN, 1.500%, 3/13/2025, (NOK)	1,466,481

		12,099,545

	Sweden — 0.1%
1,900,000	Heimstaden Bostad Treasury BV, EMTN, 1.375%, 7/24/2028, (EUR)	1,432,696
38,000,000	Sweden Government Bond, 0.125%, 5/12/2031, 144A, (SEK)	2,868,042

		4,300,738

	Switzerland — 0.2%
930,000	Credit Suisse AG, 2.950%, 4/09/2025	855,331
3,855,000	Credit Suisse Group AG, (fixed rate to 5/14/2031, variable rate thereafter), 3.091%, 5/14/2032, 144A	2,706,355
1,375,000	Novartis Capital Corp., 2.000%, 2/14/2027	1,233,403
340,000	Willow No. 2 (Ireland) PLC for Zurich Insurance Co. Ltd., EMTN, (fixed rate to 10/01/2025, variable rate thereafter), 4.250%, 10/01/2045	297,585

		5,092,674

	Taiwan — 0.2%
1,925,000	TSMC Arizona Corp., 2.500%, 10/25/2031	1,530,685
3,180,000	TSMC Arizona Corp., 4.125%, 4/22/2029	2,996,009

		4,526,694

	Tanzania — 0.0%
985,000	HTA Group Ltd., 7.000%, 12/18/2025, 144A	854,488

	Thailand — 0.0%
950,000	Thaioil Treasury Center Co. Ltd., 3.625%, 1/23/2023, 144A	945,316

	Trinidad And Tobago — 0.0%
415,000	Trinidad Generation Unlimited, 5.250%, 11/04/2027, 144A	399,438

	Turkey — 0.5%
2,045,000	Aydem Yenilenebilir Enerji A/S, 7.750%, 2/02/2027, 144A	1,492,850
2,250,000	TC Ziraat Bankasi A/S, 5.375%, 3/02/2026, 144A	1,878,750
2,830,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025	2,479,476
525,000	Turk Telekomunikasyon AS, 6.875%, 2/28/2025, 144A	459,974
2,875,000	Turkcell Iletisim Hizmetleri AS, 5.800%, 4/11/2028	2,271,480
6,970,000	Turkey Government International Bond, 5.250%, 3/13/2030	4,979,368
1,345,000	Turkey Government International Bond, 7.625%, 4/26/2029	1,143,250

		14,705,148

	United Arab Emirates — 0.1%
1,610,000	Abu Dhabi Crude Oil Pipeline LLC, 3.650%, 11/02/2029	1,491,263
1,295,000	Abu Dhabi Government International Bond, 3.125%, 4/16/2030, 144A	1,170,356

		2,661,619

	United Kingdom — 0.4%
200,000	Ashtead Capital, Inc., 5.500%, 8/11/2032, 144A	185,623
95,000	Avon Products, Inc., 8.450%, 3/15/2043	91,700
1,350,000	CK Hutchison International 19 Ltd., 3.625%, 4/11/2029, 144A	1,240,906
1,420,000	Diageo Capital PLC, 2.125%, 4/29/2032	1,098,941
1,125,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	1,084,738
1,395,000	Nationwide Building Society, (fixed rate to 7/18/2029, variable rate thereafter), 3.960%, 7/18/2030, 144A	1,202,288
1,190,000	NatWest Markets PLC, 0.800%, 8/12/2024, 144A	1,092,942
235,000	Network Rail Infrastructure Finance PLC, EMTN, 4.750%, 1/22/2024, (GBP)	261,718
955,000	Santander U.K. Group Holdings PLC, (fixed rate to 1/11/2027, variable rate thereafter), 2.469%, 1/11/2028	794,824
1,455,000	Standard Chartered PLC, (fixed rate to 11/18/2030, variable rate thereafter), 3.265%, 2/18/2036, 144A	1,068,185
2,200,000	Standard Chartered PLC, (fixed rate to 3/30/2025, variable rate thereafter), 3.971%, 3/30/2026, 144A	2,068,521
250,000	Standard Chartered PLC, EMTN, 3.125%, 11/19/2024, (EUR)	237,424
1,035,000	United Kingdom Gilt, 2.750%, 9/07/2024, (GBP)	1,123,719
1,660,000	Vodafone Group PLC, 4.375%, 5/30/2028	1,561,503

		13,113,032

	United States — 12.6%
165,000	AES Corp. (The), 3.950%, 7/15/2030, 144A	141,290
315,000	Aircastle Ltd., (fixed rate to 6/15/2026, variable rate thereafter), 5.250%, 144A(d)	236,280
1,915,000	Albemarle Corp., 5.050%, 6/01/2032	1,774,529
480,000	Allison Transmission, Inc., 4.750%, 10/01/2027, 144A	422,723
1,145,000	Ally Financial, Inc., Series B, (fixed rate to 5/15/2026, variable rate thereafter), 4.700%(d)	892,538
965,000	Ally Financial, Inc., Series C, (fixed rate to 5/15/2028, variable rate thereafter), 4.700%(d)	687,562
1,313,306	American Airlines Pass Through Trust, Series 2016-1, Class B, 5.250%, 7/15/2025	1,244,226
1,053,980	American Airlines Pass Through Trust, Series 2016-3, Class B, 3.750%, 4/15/2027	912,483
286,103	American Airlines Pass Through Trust, Series 2017-1B, Class B, 4.950%, 8/15/2026	260,139
375,212	American Airlines Pass Through Trust, Series 2017-2, Class B, 3.700%, 4/15/2027	327,665
3,975,000	Apple, Inc., Series MPLE, 2.513%, 8/19/2024, (CAD)	2,780,270
260,000	Aptiv PLC, 1.600%, 9/15/2028, (EUR)	210,524
2,330,000	Ares Capital Corp., 3.200%, 11/15/2031	1,660,800
1,300,000	Ashland LLC, 3.375%, 9/01/2031, 144A	1,004,789
945,000	Athene Global Funding, 1.608%, 6/29/2026, 144A	803,637
2,410,000	Athene Global Funding, 1.716%, 1/07/2025, 144A	2,202,957

See accompanying notes to financial statements.

|  56

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
2,865,000	Bank of America Corp., (fixed rate to 9/15/2026, variable rate thereafter), 1.978%, 9/15/2027, (CAD)	$1,825,171
730,000	Bank of America Corp., (fixed rate to 9/21/2031, variable rate thereafter), 2.482%, 9/21/2036	527,271
665,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	551,576
950,000	Bausch Health Cos., Inc., 4.875%, 6/01/2028, 144A	612,465
7,660,000	Bausch Health Cos., Inc., 5.000%, 1/30/2028, 144A	2,820,489
205,000	Bausch Health Cos., Inc., 5.000%, 2/15/2029, 144A	79,489
1,215,000	Bausch Health Cos., Inc., 5.250%, 1/30/2030, 144A	453,779
4,007,000	Bausch Health Cos., Inc., 5.250%, 2/15/2031, 144A	1,506,833
228,000	Bausch Health Cos., Inc., 6.250%, 2/15/2029, 144A	85,073
370,000	Bausch Health Cos., Inc., 7.000%, 1/15/2028, 144A	140,955
1,140,000	Beazer Homes USA, Inc., 7.250%, 10/15/2029	900,600
500,000	Block, Inc., 3.500%, 6/01/2031	387,657
140,000	Boeing Co. (The), 3.100%, 5/01/2026	127,806
25,000	Boeing Co. (The), 3.250%, 2/01/2035	17,656
165,000	Boeing Co. (The), 3.550%, 3/01/2038	113,022
25,000	Boeing Co. (The), 3.625%, 3/01/2048	15,548
80,000	Boeing Co. (The), 3.750%, 2/01/2050	51,672
635,000	Boeing Co. (The), 3.850%, 11/01/2048	411,008
640,000	Boeing Co. (The), 3.950%, 8/01/2059	397,601
30,000	Boeing Co. (The), 5.150%, 5/01/2030	27,751
875,000	BPR Trust, Series 2021-NRD, Class F, 1-month SOFR + 6.870%, 9.792%, 12/15/2023, 144A(e)	813,571
690,000	Broadcom, Inc., 3.187%, 11/15/2036, 144A	471,923
545,000	Carnival Corp., 5.750%, 3/01/2027, 144A	381,800
490,000	Catalent Pharma Solutions, Inc., 3.125%, 2/15/2029, 144A	377,913
12,500,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 2/01/2031, 144A	9,670,250
3,810,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.250%, 1/15/2034, 144A	2,727,122
1,575,000	CCO Holdings LLC/CCO Holdings Capital Corp., 4.750%, 2/01/2032, 144A	1,226,578
595,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.125%, 5/01/2027, 144A	536,987
240,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.500%, 5/01/2026, 144A	227,400
370,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	344,849
270,000	Celanese U.S. Holdings LLC, 6.379%, 7/15/2032	250,903
2,510,000	Centene Corp., 2.500%, 3/01/2031	1,891,992
160,000	Centene Corp., 2.625%, 8/01/2031	120,588
975,000	Centene Corp., 3.000%, 10/15/2030	772,141
165,000	Charles River Laboratories International, Inc., 3.750%, 3/15/2029, 144A	137,249
175,000	Charles River Laboratories International, Inc., 4.000%, 3/15/2031, 144A	141,124
150,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.300%, 2/01/2032	107,113
	United States — continued
360,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 2.800%, 4/01/2031	272,141
180,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.400%, 4/01/2033	149,052
1,075,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 3.950%, 6/30/2062	637,467
6,405,000	Charter Communications Operating LLC/Charter Communications Operating Capital Corp., 4.400%, 12/01/2061	4,080,450
5,315,000	CommScope Technologies LLC, 5.000%, 3/15/2027, 144A	4,012,825
7,265,000	CommScope, Inc., 4.750%, 9/01/2029, 144A	5,925,770
1,565,000	CommScope, Inc., 7.125%, 7/01/2028, 144A	1,208,040
905,000	Continental Resources, Inc., 2.875%, 4/01/2032, 144A	662,727
3,950,000	Continental Resources, Inc., 5.750%, 1/15/2031, 144A	3,570,241
2,125,000	Covanta Holding Corp., 4.875%, 12/01/2029, 144A	1,717,552
22,445,000	CSC Holdings LLC, 4.625%, 12/01/2030, 144A	15,262,600
2,060,000	CSC Holdings LLC, 5.000%, 11/15/2031, 144A	1,360,714
595,000	CSC Holdings LLC, 5.375%, 2/01/2028, 144A	519,137
495,000	CSC Holdings LLC, 5.750%, 1/15/2030, 144A	351,829
1,115,000	CSC Holdings LLC, 6.500%, 2/01/2029, 144A	983,987
490,000	Dana, Inc., 5.375%, 11/15/2027	415,275
80,000	Darling Ingredients, Inc., 6.000%, 6/15/2030, 144A	76,135
2,235,000	DCP Midstream Operating LP, 3.250%, 2/15/2032	1,766,808
380,000	DCP Midstream Operating LP, 5.125%, 5/15/2029	356,071
940,000	DH Europe Finance II S.a.r.l., 0.750%, 9/18/2031, (EUR)	707,531
50,000	Dillard’s, Inc., 7.000%, 12/01/2028	50,953
8,000	Dillard’s, Inc., 7.750%, 7/15/2026	8,298
355,000	DIRECTV Financing LLC/DIRECTV Financing Co-Obligor, Inc., 5.875%, 8/15/2027, 144A	306,049
2,475,000	DISH DBS Corp., 5.125%, 6/01/2029	1,454,062
4,115,000	DISH DBS Corp., 5.250%, 12/01/2026, 144A	3,371,201
1,960,000	DISH DBS Corp., 7.750%, 7/01/2026	1,503,457
160,000	Edison International, 4.950%, 4/15/2025	156,755
575,000	EnLink Midstream Partners LP, 5.450%, 6/01/2047	420,020
280,000	EPR Properties, 3.600%, 11/15/2031	200,049
70,000	EQT Corp., 3.125%, 5/15/2026, 144A	63,750
1,555,000	EQT Corp., 3.625%, 5/15/2031, 144A	1,296,351
515,000	EQT Corp., 3.900%, 10/01/2027	468,649
360,000	EQT Corp., 5.000%, 1/15/2029	335,893
275,000	EQT Corp., 5.678%, 10/01/2025	273,307
190,000	EQT Corp., 5.700%, 4/01/2028	186,267
115,000	Everi Holdings, Inc., 5.000%, 7/15/2029, 144A	94,291

See accompanying notes to financial statements.

57  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
$3,780,000	Expedia Group, Inc., 2.950%, 3/15/2031	$2,932,442
170,000	Ford Motor Co., 3.250%, 2/12/2032	122,456
2,105,000	Ford Motor Co., 6.625%, 10/01/2028	2,047,112
2,710,000	Freeport-McMoRan, Inc., 4.375%, 8/01/2028	2,440,245
6,640,000	Freeport-McMoRan, Inc., 5.400%, 11/14/2034	5,901,698
2,710,000	General Motors Co., 5.200%, 4/01/2045	2,063,451
405,000	General Motors Co., 6.250%, 10/02/2043	351,795
315,000	Georgia-Pacific LLC, 8.875%, 5/15/2031	383,475
460,000	GLP Capital LP/GLP Financing II, Inc., 3.250%, 1/15/2032	345,792
855,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 3.500%, 3/01/2029, 144A	699,287
975,000	Goodyear Tire & Rubber Co. (The), 7.000%, 3/15/2028	982,722
830,000	HCA, Inc., 3.500%, 9/01/2030	685,348
610,000	Hess Midstream Operations LP, 4.250%, 2/15/2030, 144A	492,575
350,000	Hess Midstream Operations LP, 5.625%, 2/15/2026, 144A	332,239
660,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 4.875%, 7/01/2031, 144A	503,950
470,000	Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, 5.000%, 6/01/2029, 144A	379,337
1,000,000	Hyundai Capital America, 2.650%, 2/10/2025	931,834
835,000	Hyundai Capital America, 2.650%, 2/10/2025, 144A	778,082
1,585,000	Hyundai Capital America, 2.750%, 9/27/2026, 144A	1,398,147
1,395,000	Hyundai Capital America, 6.375%, 4/08/2030, 144A	1,397,983
11,250,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.375%, 2/01/2029	9,054,900
1,180,000	Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.250%, 5/15/2027	1,033,102
1,210,000	iHeartCommunications, Inc., 4.750%, 1/15/2028, 144A	1,008,535
665,000	iHeartCommunications, Inc., 5.250%, 8/15/2027, 144A	568,076
1,980,000	iHeartCommunications, Inc., 8.375%, 5/01/2027	1,665,012
1,135,000	Iron Mountain, Inc., 4.875%, 9/15/2029, 144A	932,391
795,000	JBS USA LUX S.A./JBS USA Food Co./JBS USA Finance, Inc., 3.750%, 12/01/2031, 144A	636,429
730,000	JELD-WEN, Inc., 4.875%, 12/15/2027, 144A	521,950
1,135,000	John Deere Capital Corp., MTN, 0.450%, 6/07/2024	1,058,628
3,185,000	John Deere Financial, Inc., 1.340%, 9/08/2027, (CAD)	1,961,149
345,000	Lithia Motors, Inc., 3.875%, 6/01/2029, 144A	276,863
870,000	Marriott Ownership Resorts, Inc., 4.500%, 6/15/2029, 144A	687,566
44,000	Masco Corp., 6.500%, 8/15/2032	44,151
615,000	Medtronic Global Holdings SCA, 1.125%, 3/07/2027, (EUR)	547,599
	United States — continued
2,237,250	Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.500%, 6/20/2027, 144A	2,189,776
1,025,000	Minerals Technologies, Inc., 5.000%, 7/01/2028, 144A	894,097
435,000	Molina Healthcare, Inc., 3.875%, 5/15/2032, 144A	356,320
490,000	MSCI, Inc., 3.250%, 8/15/2033, 144A	378,393
2,135,000	Nationstar Mortgage Holdings, Inc., 5.500%, 8/15/2028, 144A	1,676,497
1,365,000	Navient Corp., 5.000%, 3/15/2027	1,116,450
421,000	Navient Corp., MTN, 5.625%, 8/01/2033	282,988
4,600,000	NCL Corp. Ltd., 5.875%, 3/15/2026, 144A	3,499,404
615,000	NCL Corp. Ltd., 5.875%, 2/15/2027, 144A	512,061
790,000	NCL Finance Ltd., 6.125%, 3/15/2028, 144A	582,605
835,000	Netflix, Inc., 4.875%, 4/15/2028	781,489
2,620,000	Netflix, Inc., 4.875%, 6/15/2030, 144A	2,394,254
310,000	Netflix, Inc., 5.375%, 11/15/2029, 144A	291,400
280,000	Netflix, Inc., 5.875%, 11/15/2028	273,218
530,000	Netflix, Inc., 6.375%, 5/15/2029	526,168
20,000	NGPL PipeCo LLC, 7.768%, 12/15/2037, 144A	20,214
475,000	Novelis Corp., 4.750%, 1/30/2030, 144A	389,500
1,865,000	NRG Energy, Inc., 3.625%, 2/15/2031, 144A	1,454,700
455,000	NRG Energy, Inc., 3.875%, 2/15/2032, 144A	354,920
30,000	Occidental Petroleum Corp., 6.125%, 1/01/2031	29,550
2,355,000	Occidental Petroleum Corp., 6.625%, 9/01/2030	2,390,325
50,000	Occidental Petroleum Corp., 7.875%, 9/15/2031	53,375
1,845,000	Occidental Petroleum Corp., 8.875%, 7/15/2030	2,054,038
1,170,000	OneMain Finance Corp., 5.625%, 3/15/2023	1,164,168
860,000	OneMain Finance Corp., 6.875%, 3/15/2025	808,271
2,310,000	OneMain Finance Corp., 7.125%, 3/15/2026	2,082,238
130,000	OneMain Finance Corp., 8.250%, 10/01/2023	131,452
1,490,000	Oracle Corp., 3.950%, 3/25/2051	988,176
1,000,000	Ovintiv, Inc., 6.500%, 8/15/2034	974,173
45,000	Ovintiv, Inc., 6.500%, 2/01/2038	43,695
230,000	Ovintiv, Inc., 6.625%, 8/15/2037	225,102
30,000	Ovintiv, Inc., 7.200%, 11/01/2031	30,589
115,000	Ovintiv, Inc., 7.375%, 11/01/2031	119,799
130,000	Ovintiv, Inc., 8.125%, 9/15/2030	140,326
8,630,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	7,892,498
1,550,000	Owl Rock Technology Finance Corp., 2.500%, 1/15/2027	1,243,600
2,120,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	1,908,277
325,000	Pacific Gas & Electric Co., 3.500%, 8/01/2050	197,782
320,000	Pacific Gas & Electric Co., 5.450%, 6/15/2027	301,443
1,265,000	Pilgrim’s Pride Corp., 3.500%, 3/01/2032, 144A	954,088
315,000	Pilgrim’s Pride Corp., 4.250%, 4/15/2031, 144A	251,455
1,060,000	Post Holdings, Inc., 4.500%, 9/15/2031, 144A	853,300

See accompanying notes to financial statements.

|  58

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	United States — continued
2,165,000	Prologis Euro Finance LLC, 0.250%, 9/10/2027, (EUR)	$1,768,642
1,530,000	Prologis Euro Finance LLC, 0.375%, 2/06/2028, (EUR)	1,243,651
365,000	Prologis LP, 2.250%, 6/30/2029, (GBP)	320,910
1,100,000	Realty Income Corp., EMTN, 1.625%, 12/15/2030, (GBP)	867,665
5,850,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 2.875%, 10/15/2026, 144A	4,797,000
6,794,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029	5,229,002
130,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.625%, 3/01/2029, 144A	100,055
12,416,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 3.875%, 3/01/2031, 144A	8,999,787
4,510,000	Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc., 4.000%, 10/15/2033, 144A	3,100,687
2,175,000	Royal Caribbean Cruises Ltd., 4.250%, 7/01/2026, 144A	1,598,810
4,130,000	Royal Caribbean Cruises Ltd., 5.500%, 4/01/2028, 144A	2,893,643
810,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	758,221
1,605,000	SBA Communications Corp., 3.125%, 2/01/2029	1,290,853
1,020,000	Scientific Games International, Inc., 7.000%, 5/15/2028, 144A	961,707
525,000	Scientific Games International, Inc., 7.250%, 11/15/2029, 144A	488,623
435,000	Sensata Technologies BV, 4.000%, 4/15/2029, 144A	359,958
140,000	Silgan Holdings, Inc., 3.250%, 3/15/2025, (EUR)	128,852
315,000	Southwestern Energy Co., 4.750%, 2/01/2032	264,002
2,785,000	Summit Materials LLC/Summit Materials Finance Corp., 5.250%, 1/15/2029, 144A	2,450,800
380,000	Synchrony Bank, 5.400%, 8/22/2025	370,496
765,000	Synchrony Bank, 5.625%, 8/23/2027	731,042
410,000	T-Mobile USA, Inc., 2.400%, 3/15/2029	334,631
735,000	T-Mobile USA, Inc., 2.700%, 3/15/2032	573,643
6,900,000	T-Mobile USA, Inc., 3.375%, 4/15/2029	5,961,462
5,840,000	T-Mobile USA, Inc., 3.500%, 4/15/2031	4,907,410
2,805,000	T-Mobile USA, Inc., 3.875%, 4/15/2030	2,488,079
255,000	Tapestry, Inc., 3.050%, 3/15/2032	190,249
165,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 4.875%, 2/01/2031	141,900
165,000	Targa Resources Partners LP/Targa Resources Partners Finance Corp., 5.500%, 3/01/2030	148,089
420,000	Terminix Co. LLC (The), 7.450%, 8/15/2027	473,550
100,000	Thermo Fisher Scientific, Inc., EMTN, 1.500%, 10/01/2039, (EUR)	65,818
245,000	Thermo Fisher Scientific, Inc., EMTN, 1.875%, 10/01/2049, (EUR)	149,990
90,000	Time Warner Cable LLC, 4.500%, 9/15/2042	62,137
85,000	Time Warner Cable LLC, 5.500%, 9/01/2041	66,718
400,000	TopBuild Corp., 4.125%, 2/15/2032, 144A	304,597
11,330,000	Travel & Leisure Co., 4.500%, 12/01/2029, 144A	8,785,225
615,000	Travel & Leisure Co., 4.625%, 3/01/2030, 144A	486,119
	United States — continued
75,000	Travel & Leisure Co., 6.000%, 4/01/2027	67,585
90,000	Travel & Leisure Co., 6.625%, 7/31/2026, 144A	84,307
5,000	TRI Pointe Group, Inc./TRI Pointe Homes, Inc., 5.875%, 6/15/2024	4,901
775,000	TriNet Group, Inc., 3.500%, 3/01/2029, 144A	631,237
59,537	U.S. Airways Pass Through Trust, Series 2012-1A, Class A, 5.900%, 4/01/2026	57,655
238,969	U.S. Airways Pass Through Trust, Series 2012-2A, Class A, 4.625%, 12/03/2026	215,924
5,320,000	U.S. Treasury Bond, 2.250%, 2/15/2052	3,865,312
4,784,161	U.S. Treasury Inflation Indexed Note, 0.375%, 7/15/2027(f)	4,463,519
7,273,220	U.S. Treasury Inflation Indexed Note, 0.625%, 4/15/2023(f)	7,164,122
28,520,000	U.S. Treasury Note, 0.125%, 1/31/2023(g)	28,189,779
7,860,000	U.S. Treasury Note, 0.125%, 4/30/2023	7,684,071
14,775,000	U.S. Treasury Note, 0.500%, 11/30/2023	14,140,714
2,910,000	U.S. Treasury Note, 0.875%, 1/31/2024	2,780,073
17,750,000	U.S. Treasury Note, 2.250%, 3/31/2024	17,217,500
13,115,000	Uber Technologies, Inc., 4.500%, 8/15/2029, 144A	11,024,797
10,745,000	Uber Technologies, Inc., 6.250%, 1/15/2028, 144A	9,992,850
1,555,000	Uber Technologies, Inc., 7.500%, 9/15/2027, 144A	1,523,900
140,000	Uber Technologies, Inc., 8.000%, 11/01/2026, 144A	139,779
313,438	United Airlines Pass Through Trust, Series 2016-2, Class B, 3.650%, 4/07/2027	272,816
2,062,904	United Airlines Pass Through Trust, Series 2020-1, Class A, 5.875%, 4/15/2029	1,978,098
3,095,000	Verizon Communications, Inc., Series MPLE, 2.500%, 5/16/2030, (CAD)	1,864,618
895,000	VICI Properties LP/VICI Note Co., Inc., 4.250%, 12/01/2026, 144A	807,822
740,000	VICI Properties LP/VICI Note Co., Inc., 4.500%, 9/01/2026, 144A	675,787
640,000	VICI Properties LP/VICI Note Co., Inc., 4.625%, 6/15/2025, 144A	602,258
525,000	VICI Properties LP/VICI Note Co., Inc., 5.625%, 5/01/2024, 144A	515,944
130,000	Western Digital Corp., 2.850%, 2/01/2029	101,028
90,000	Western Digital Corp., 3.100%, 2/01/2032	61,190
360,000	Western Midstream Operating LP, 4.300%, 2/01/2030	307,894
820,000	Western Midstream Operating LP, 5.300%, 3/01/2048	674,450
150,000	Western Midstream Operating LP, 5.450%, 4/01/2044	123,051
115,000	Western Midstream Operating LP, 5.500%, 8/15/2048	93,006
475,000	Western Midstream Operating LP, 5.500%, 2/01/2050	383,563
60,000	Weyerhaeuser Co., 6.950%, 10/01/2027	63,651
89,000	Weyerhaeuser Co., 7.375%, 3/15/2032	96,019
1,595,000	Yum! Brands, Inc., 4.625%, 1/31/2032	1,336,897

		372,089,676

See accompanying notes to financial statements.

59  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Principal Amount (‡)	Description	Value (†)
	Uruguay — 0.1%
$1,415,000	Uruguay Government International Bond, 4.375%, 1/23/2031	$1,353,522
86,955,000	Uruguay Government International Bond, 8.250%, 5/21/2031, (UYU)	1,721,099

		3,074,621

	Total Non-Convertible Bonds (Identified Cost $1,074,551,129)	875,608,512

Convertible Bonds — 2.7%
	United States — 2.7%
40,000	Bentley Systems, Inc., 0.375%, 7/01/2027	30,140
14,785,000	BioMarin Pharmaceutical, Inc., 1.250%, 5/15/2027	14,682,983
140,000	DISH Network Corp., 2.375%, 3/15/2024	124,880
26,970,000	DISH Network Corp., 3.375%, 8/15/2026	18,555,360
8,470,000	DISH Network Corp., Zero Coupon, 0.000%-9.514%, 12/15/2025(h)	5,574,446
805,000	Ionis Pharmaceuticals, Inc., Zero Coupon, 0.000%-0.979%, 4/01/2026(h)	795,441
305,000	JetBlue Airways Corp., 0.500%, 4/01/2026	216,550
5,340,000	Livongo Health, Inc., 0.875%, 6/01/2025	4,483,144
6,630,000	NCL Corp. Ltd., 1.125%, 2/15/2027, 144A	4,107,683
550,000	Nutanix, Inc., 0.250%, 10/01/2027, 144A	413,600
135,000	Peloton Interactive, Inc., Zero Coupon, 1.146%, 2/15/2026(c)	90,428
230,000	Penn Entertainment, Inc., 2.750%, 5/15/2026	321,885
565,000	RingCentral, Inc., Zero Coupon, 7.146%-8.016%, 3/15/2026(h)	434,485
725,000	Snap, Inc., Zero Coupon, 6.697%-7.641%, 5/01/2027(h)	499,887
8,160,000	Southwest Airlines Co., 1.250%, 5/01/2025	9,314,640
1,340,000	Splunk, Inc., 1.125%, 6/15/2027	1,054,280
655,000	Spotify USA, Inc., Zero Coupon, 5.189%-5.873%, 3/15/2026(h)	514,175
17,320,000	Teladoc Health, Inc., 1.250%, 6/01/2027	12,666,116
200,000	Twitter, Inc., Zero Coupon, 1.483%, 3/15/2026(c)	183,085
8,113,000	Uber Technologies, Inc., Zero Coupon, 0.000%-5.582%, 12/15/2025(h)	6,723,811
120,000	Zillow Group, Inc., 1.375%, 9/01/2026	115,980

	Total Convertible Bonds (Identified Cost $105,000,587)	80,902,999

Municipals — 0.0%
	United States — 0.0%
120,000	Tobacco Settlement Financing Corp., Series A-1, 6.706%, 6/01/2046 (Identified Cost $119,990)	104,588

	Total Bonds and Notes (Identified Cost $1,179,671,706)	956,616,099

Shares
Preferred Stocks — 0.2%
	United States — 0.2%
4,292	2020 Cash Mandatory Exchangeable Trust, 5.250%, 144A	4,828,071
38,952	El Paso Energy Capital Trust I, 4.750%	1,786,728

		6,614,799

	Total Preferred Stocks (Identified Cost $6,184,693)	6,614,799

Short-Term Investments — 0.7%
$20,415,194	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $20,417,065 on 10/03/2022 collateralized by $21,570,900 U.S. Treasury Note, 2.875% due 6/15/2025 valued at $20,823,512 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $20,415,194)	20,415,194

	Total Investments — 99.5% (Identified Cost $3,240,104,544)	2,945,708,355
	Other assets less liabilities — 0.5%	15,597,932

	Net Assets — 100.0%	$2,961,306,287

(‡)	Principal Amount stated in U.S. dollars unless otherwise noted.
(†)	See Note 2 of Notes to Financial Statements.
(††)	Amount shown represents units. One unit represents a principal amount of 1,000.
(†††)	Amount shown represents principal amount including inflation adjustments.
(††††)	Amount shown represents units. One unit represents a principal amount of 100.
(a)	Non-income producing security.
(b)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(c)	Interest rate represents annualized yield at time of purchase; not a coupon rate.
(d)	Perpetual bond with no specified maturity date.
(e)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(f)	Treasury Inflation Protected Security (TIPS).
(g)	Security (or a portion thereof) has been pledged as collateral for open derivative contracts.
(h)	Interest rate represents annualized yield at time of purchase; not a coupon rate. The Fund’s investment in this security is comprised of various lots with differing annualized yields.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $314,136,478 or 10.6% of net assets.
CPI	Consumer Price Index
EMTN	Euro Medium Term Note
MTN	Medium Term Note
SOFR	Secured Overnight Financing Rate

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
COP	Colombian Peso
EUR	Euro
GBP	British Pound
IDR	Indonesian Rupiah
ILS	Israeli Shekel
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso

See accompanying notes to financial statements.

|  60

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty

SEK	Swedish Krona
SGD	Singapore Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

At September 30, 2022, the Fund had the following open forward foreign currency contracts:

Counterparty	Delivery Date	Currency Bought/ Sold (B/S)	Units of Currency		In Exchange for	Notional Value	Unrealized Appreciation (Depreciation)
Bank of America, N.A.	12/21/2022	KRW	B	5,850,000,000	$4,198,966	$4,101,044	$(97,922)
Bank of America, N.A.	12/22/2022	KRW	S	19,047,379,000	13,375,029	13,353,946	21,083
Bank of America, N.A.	12/21/2022	KRW	S	5,850,000,000	4,107,569	4,101,044	6,525
Bank of America, N.A.	12/21/2022	MXN	S	256,059,000	12,566,634	12,536,724	29,910
Credit Suisse International	12/21/2022	CAD	S	28,930,000	21,975,852	20,950,750	1,025,102
Credit Suisse International	12/21/2022	COP	S	34,000,000,000	7,601,587	7,269,565	332,022
Credit Suisse International	12/21/2022	GBP	B	12,371,000	14,318,319	13,829,070	(489,249)
Credit Suisse International	12/21/2022	JPY	B	9,496,840,000	66,819,864	66,200,737	(619,127)
HSBC Bank USA	12/21/2022	AUD	B	18,075,000	12,179,477	11,577,258	(602,219)
HSBC Bank USA	12/21/2022	AUD	S	18,075,000	11,751,942	11,577,258	174,684
HSBC Bank USA	12/22/2022	AUD	S	3,040,000	1,976,673	1,947,214	29,459
Morgan Stanley Capital Services, Inc.	12/21/2022	EUR	B	109,215,000	111,454,781	107,689,992	(3,764,789)
Morgan Stanley Capital Services, Inc.	12/21/2022	NZD	S	6,003,000	3,610,937	3,361,074	249,863
UBS AG	12/21/2022	IDR	S	100,000,000,000	6,690,932	6,550,419	140,513
UBS AG	12/21/2022	SEK	B	7,350,000	689,560	665,575	(23,985)

Total							$(3,588,130)

At September 30, 2022, the Fund had the following open forward cross currency contracts:

Counterparty	Settlement Date	Deliver/Units of Currency		Receive/Units of Currency		Notional Value	Unrealized Appreciation (Depreciation)
Morgan Stanley Capital Services, Inc.	12/21/2022	NOK	30,959,000	EUR	3,091,684	$3,048,514	$199,890

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra 10 Year U.S. Treasury Note	12/20/2022	89	$11,166,922	$10,545,109	$(621,813)
Ultra Long U.S. Treasury Bond	12/20/2022	130	19,421,329	17,810,000	(1,611,329)

Total					$(2,233,142)

See accompanying notes to financial statements.

61  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Global Allocation Fund – (continued)

Industry Summary at September 30, 2022

Treasuries	8.3%
IT Services	7.2
Semiconductors & Semiconductor Equipment	6.9
Life Sciences Tools & Services	6.7
Capital Markets	6.6
Software	6.0
Machinery	4.8
Chemicals	4.6
Internet & Direct Marketing Retail	3.1
Interactive Media & Services	2.9
Banking	2.9
Hotels, Restaurants & Leisure	2.7
Health Care Providers & Services	2.7
Cable Satellite	2.6
Specialty Retail	2.5
Textiles, Apparel & Luxury Goods	2.3
Food & Staples Retailing	2.3
Finance Companies	2.0
Other Investments, less than 2% each	21.7
Short-Term Investments	0.7

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

Currency Exposure Summary at September 30, 2022

United States Dollar	78.2%
Euro	8.3
Swedish Krona	2.1
Japanese Yen	2.0
Other, less than 2% each	8.9

Total Investments	99.5
Other assets less liabilities (including forward foreign currency and futures contracts)	0.5

Net Assets	100.0%

See accompanying notes to financial statements.

|  62

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Growth Fund

Shares	Description	Value (†)
Common Stocks — 99.2% of Net Assets
	Aerospace & Defense — 4.4%
3,454,923	Boeing Co. (The)(a)	$418,322,077

	Air Freight & Logistics — 1.7%
1,866,750	Expeditors International of Washington, Inc.	164,852,693

	Automobiles — 3.5%
1,255,036	Tesla, Inc.(a)	332,898,299

	Beverages — 3.9%
4,303,273	Monster Beverage Corp.(a)	374,212,620

	Biotechnology — 6.7%
445,904	Regeneron Pharmaceuticals, Inc.(a)	307,169,889
1,138,052	Vertex Pharmaceuticals, Inc.(a)	329,511,576

		636,681,465

	Capital Markets — 3.6%
501,008	FactSet Research Systems, Inc.	200,458,311
2,874,926	SEI Investments Co.	141,015,120

		341,473,431

	Entertainment — 6.5%
1,421,277	Netflix, Inc.(a)	334,625,457
3,029,846	Walt Disney Co. (The)(a)	285,805,373

		620,430,830

	Health Care Equipment & Supplies — 1.2%
598,193	Intuitive Surgical, Inc.(a)	112,125,296

	Hotels, Restaurants & Leisure — 4.7%
2,758,885	Starbucks Corp.	232,463,650
1,602,964	Yum China Holdings, Inc.	75,868,286
1,329,540	Yum! Brands, Inc.	141,383,284

		449,715,220

	Interactive Media & Services — 11.2%
3,665,655	Alphabet, Inc., Class A(a)	350,619,900
3,190,659	Alphabet, Inc., Class C(a)	306,781,863
2,963,788	Meta Platforms, Inc., Class A(a)	402,126,756

		1,059,528,519

	Internet & Direct Marketing Retail — 7.5%
1,578,398	Alibaba Group Holding Ltd., Sponsored ADR(a)	126,256,056
5,152,050	Amazon.com, Inc.(a)	582,181,650

		708,437,706

	IT Services — 10.0%
1,799,138	Block, Inc.(a)	98,934,599
1,825,180	PayPal Holdings, Inc.(a)	157,093,242
4,245,104	Shopify, Inc., Class A(a)	114,363,102
3,262,849	Visa, Inc., Class A	579,645,125

		950,036,068

	Life Sciences Tools & Services — 2.0%
1,000,799	Illumina, Inc.(a)	190,942,441

	Machinery — 1.9%
524,969	Deere & Co.	175,281,899

	Pharmaceuticals — 7.3%
4,075,984	Novartis AG, Sponsored ADR	309,815,544
1,374,978	Novo Nordisk A/S, Sponsored ADR	136,989,058
5,986,990	Roche Holding AG, Sponsored ADR	243,191,534

		689,996,136

	Semiconductors & Semiconductor Equipment — 6.3%
3,209,263	NVIDIA Corp.	389,572,436
1,806,829	QUALCOMM, Inc.	204,135,540

		593,707,976

	Software — 16.8%
1,905,053	Autodesk, Inc.(a)	$355,863,900
2,101,099	Microsoft Corp.	489,345,957
5,695,873	Oracle Corp.	347,846,964
2,026,049	Salesforce, Inc.(a)	291,426,888
688,171	Workday, Inc., Class A(a)	104,753,390

		1,589,237,099

	Total Common Stocks (Identified Cost $7,628,225,854)	9,407,879,775

Principal Amount
Short-Term Investments — 1.0%
$96,001,789	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $96,010,590 on 10/03/2022 collateralized by $81,779,600 U.S. Treasury Inflation Indexed Note, 0.375% due 7/15/2025 valued at $97,921,906 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $96,001,789)	96,001,789

	Total Investments — 100.2% (Identified Cost $7,724,227,643)	9,503,881,564
	Other assets less liabilities — (0.2)%	(16,185,840)

	Net Assets — 100.0%	$9,487,695,724

(†)	See Note 2 of Notes to Financial Statements.
(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2022

Software	16.8%
Interactive Media & Services	11.2
IT Services	10.0
Internet & Direct Marketing Retail	7.5
Pharmaceuticals	7.3
Biotechnology	6.7
Entertainment	6.5
Semiconductors & Semiconductor Equipment	6.3
Hotels, Restaurants & Leisure	4.7
Aerospace & Defense	4.4
Beverages	3.9
Capital Markets	3.6
Automobiles	3.5
Life Sciences Tools & Services	2.0
Other Investments, less than 2% each	4.8
Short-Term Investments	1.0

Total Investments	100.2
Other assets less liabilities	(0.2)

Net Assets	100.0%

See accompanying notes to financial statements.

63  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 97.8% of Net Assets
	ABS Car Loan — 8.2%
$194,603	American Credit Acceptance Receivables Trust, Series 2020-4, Class C, 1.310%, 12/14/2026, 144A	$191,762
385,000	American Credit Acceptance Receivables Trust, Series 2021-3, Class B, 0.660%, 2/13/2026, 144A	382,331
180,000	American Credit Acceptance Receivables Trust, Series 2022-1, Class B, 1.680%, 9/14/2026, 144A	172,462
70,335	AmeriCredit Automobile Receivables Trust, Series 2019-2, Class B, 2.540%, 7/18/2024	70,294
10,645	AmeriCredit Automobile Receivables Trust, Series 2020-1, Class A3, 1.110%, 8/19/2024	10,636
38,403	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	38,164
265,000	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B, 0.970%, 2/18/2026	259,443
215,000	AmeriCredit Automobile Receivables Trust, Series 2021-2, Class B, 0.690%, 1/19/2027	201,847
520,000	AmeriCredit Automobile Receivables Trust, Series 2021-3, Class C, 1.410%, 8/18/2027	474,765
335,000	AmeriCredit Automobile Receivables Trust, Series 2022-2, Class A3, 4.380%, 4/18/2028	332,051
140,000	Avis Budget Rental Car Funding AESOP LLC, Series 2019-2A, Class A, 3.350%, 9/22/2025, 144A	134,515
86,303	Capital One Prime Auto Receivables Trust, Series 2019-2, Class A3, 1.920%, 5/15/2024	86,036
157,040	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	156,139
252,000	CarMax Auto Owner Trust, Series 2020-3, Class A3, 0.620%, 3/17/2025	247,873
91,162	Carvana Auto Receivables Trust, Series 2021-N2, Class B, 0.750%, 3/10/2028	84,756
305,000	Carvana Auto Receivables Trust, Series 2021-N4, Class C, 1.720%, 9/11/2028	291,583
1,075,000	Carvana Auto Receivables Trust, Series 2021-P4, Class A3, 1.310%, 1/11/2027	1,012,044
165,000	Carvana Auto Receivables Trust, Series 2022-P3, Class A3, 4.610%, 11/10/2027	161,904
70,062	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A, 2.010%, 2/15/2029, 144A	70,012
585,000	Credit Acceptance Auto Loan Trust, Series 2020-1A, Class B, 2.390%, 4/16/2029, 144A	579,058
241,650	Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A, 1.370%, 7/16/2029, 144A	238,626
265,000	Credit Acceptance Auto Loan Trust, Series 2021-3A, Class A, 1.000%, 5/15/2030, 144A	252,437
191,402	Drive Auto Receivables Trust, Series 2021-1, Class B, 0.650%, 7/15/2025	190,787
585,000	Drive Auto Receivables Trust, Series 2021-2, Class B, 0.580%, 12/15/2025	576,286
465,000	Drive Auto Receivables Trust, Series 2021-3, Class B, 1.110%, 5/15/2026	449,503
320,000	DT Auto Owner Trust, Series 2020-2A, Class C, 3.280%, 3/16/2026, 144A	316,435
30,000	DT Auto Owner Trust, Series 2021-1A, Class B, 0.620%, 9/15/2025, 144A	29,642
300,000	DT Auto Owner Trust, Series 2021-2A, Class B, 0.810%, 1/15/2027, 144A	292,526
410,000	DT Auto Owner Trust, Series 2021-4A, Class C, 1.500%, 9/15/2027, 144A	378,593
248,038	Exeter Automobile Receivables Trust, Series 2020-2A, Class C, 3.280%, 5/15/2025, 144A	247,149
24,037	Exeter Automobile Receivables Trust, Series 2021-1A, Class B, 0.500%, 2/18/2025	24,011
	ABS Car Loan — continued
$271,617	Exeter Automobile Receivables Trust, Series 2021-2A, Class B, 0.570%, 9/15/2025	$269,278
715,000	Exeter Automobile Receivables Trust, Series 2021-4A, Class B, 1.050%, 5/15/2026	692,952
605,000	Exeter Automobile Receivables Trust, Series 2022-3A, Class B, 4.860%, 12/15/2026	600,470
436,761	Flagship Credit Auto Trust, Series 2020-1, Class B, 2.050%, 2/17/2025, 144A	435,392
290,000	Flagship Credit Auto Trust, Series 2021-2, Class B, 0.930%, 6/15/2027, 144A	274,310
1,217,616	Flagship Credit Auto Trust, Series 2022-1, Class A, 1.790%, 10/15/2026, 144A	1,174,629
595,000	Ford Credit Auto Owner Trust, Series 2018-1, Class A, 3.190%, 7/15/2031, 144A	572,000
58,429	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	57,795
328,960	Ford Credit Auto Owner Trust, Series 2020-B, Class A3, 0.560%, 10/15/2024	324,766
570,000	Ford Credit Auto Owner Trust, Series 2021-1, Class A, 1.370%, 10/17/2033, 144A	502,371
410,000	Foursight Capital Automobile Receivables Trust, Series 2022-1, Class A3, 1.830%, 12/15/2026, 144A	391,977
340,000	Foursight Capital Automobile Receivables Trust, Series 2022-2, Class A3,, 4.590%, 6/15/2027, 144A	332,562
45,710	GLS Auto Receivables Issuer Trust, Series 2019-4A, Class B, 2.780%, 9/16/2024, 144A	45,666
265,000	GLS Auto Receivables Issuer Trust, Series 2020-4A, Class C, 1.140%, 11/17/2025, 144A	259,546
340,000	GLS Auto Receivables Issuer Trust, Series 2021-2A, Class B, 0.770%, 9/15/2025, 144A	334,096
995,000	GLS Auto Receivables Issuer Trust, Series 2021-4A, Class B, 1.530%, 4/15/2026, 144A	947,022
31,588	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	31,556
57,417	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	56,841
180,000	GMF Floorplan Owner Revolving Trust, Series 2020-1, Class A, 0.680%, 8/15/2025, 144A	174,023
201,481	Honda Auto Receivables Owner Trust, Series 2020-2, Class A3, 0.820%, 7/15/2024	198,853
34,220	Hyundai Auto Receivables Trust, Series 2019-B, Class A3, 1.940%, 2/15/2024	34,182
89,225	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	88,165
135,509	Mercedes-Benz Auto Receivables Trust, Series 2020-1, Class A3, 0.550%, 2/18/2025	133,575
865,000	NextGear Floorplan Master Owner Trust, Series 2020-1A, Class A2, 1.550%, 2/15/2025, 144A	856,096
645,377	Prestige Auto Receivables Trust, Series 2020-1A, Class C, 1.310%, 11/16/2026, 144A	641,391
430,000	Prestige Auto Receivables Trust, Series 2021-1A, Class C, 1.530%, 2/15/2028, 144A	400,583
210,000	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class C, 3.710%, 2/17/2026, 144A	208,723
12,026	Santander Consumer Auto Receivables Trust, Series 2020-BA, Class A3, 0.460%, 8/15/2024, 144A	12,010
206,900	Santander Drive Auto Receivables Trust, Series 2020-3, Class C, 1.120%, 1/15/2026	205,319
157,689	Santander Drive Auto Receivables Trust, Series 2020-4, Class C, 1.010%, 1/15/2026	155,861
835,000	Santander Drive Auto Receivables Trust, Series 2022-3, Class B, 4.130%, 8/16/2027	812,945
560,000	Santander Drive Auto Receivables Trust, Series 2022-4, Class B, 4.420%, 11/15/2027	553,808

See accompanying notes to financial statements.

|  64

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	ABS Car Loan — continued
$285,000	Santander Drive Auto Receivables Trust, Series 2022-5, Class B, 4.430%, 3/15/2027	$278,811
440,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	400,145
84,811	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	83,978
185,000	United Auto Credit Securitization Trust, Series 2022-1, Class B, 2.100%, 3/10/2025, 144A	180,442
320,000	United Auto Credit Securitization Trust, Series 2022-2, Class C, 5.810%, 5/10/2027, 144A	316,160
400,000	Westlake Automobile Receivables Trust, Series 2020-2A, Class C, 2.010%, 7/15/2025, 144A	396,390
590,000	Westlake Automobile Receivables Trust, Series 2021-1A, Class B, 0.640%, 3/16/2026, 144A	576,121
270,000	Westlake Automobile Receivables Trust, Series 2021-2A, Class B, 0.620%, 7/15/2026, 144A	260,750
1,050,000	Westlake Automobile Receivables Trust, Series 2021-3A, Class C, 1.580%, 1/15/2027, 144A	983,924
359,283	World Omni Auto Receivables Trust, Series 2020-B, Class A3, 0.630%, 5/15/2025	352,445
151,699	World Omni Select Auto Trust, Series 2020-A, Class A3, 0.550%, 7/15/2025	150,356
360,000	World Omni Select Auto Trust, Series 2021-A, Class B, 0.850%, 8/16/2027	336,715

		24,048,670

	ABS Credit Card — 0.3%
960,000	Mercury Financial Credit Card Master Trust, Series 2022-1A, Class A, 2.500%, 9/21/2026, 144A	888,318

	ABS Home Equity — 0.0%
1,878	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3, 5.115%, 2/25/2035(a)	1,860

	ABS Other — 1.5%
395,000	Affirm Asset Securitization Trust, Series 2021-B, Class A, 1.030%, 8/17/2026, 144A	372,588
125,000	Affirm Asset Securitization Trust, Series 2022-A, Class A, 4.300%, 5/17/2027, 144A	119,251
391,885	Aqua Finance Trust, Series 2021-A, Class A, 1.540%, 7/17/2046, 144A	354,833
140,000	BHG Securitization Trust, Series 2022-C, Class A, 5.320%, 10/17/2035, 144A	140,022
143,035	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/15/2032, 144A	141,433
120,886	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	118,894
53,454	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	52,051
512,294	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	494,790
180,000	Enterprise Fleet Financing LLC, Series 2022-3, Class A2, 4.380%, 7/20/2029, 144A	177,478
106,338	Hilton Grand Vacations Trust, Series 2022-2A, Class C, 5.570%, 1/25/2037, 144A	103,230
110,260	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	109,505
234,435	Marlette Funding Trust, Series 2021-3A, Class A, 0.650%, 12/15/2031, 144A	230,713
170,000	Marlette Funding Trust, Series 2022-3A, Class A, 5.180%, 11/15/2032, 144A	169,264
73,805	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	66,917
1,135,000	OneMain Financial Issuance Trust, Series 2022-S1, Class A, 4.130%, 5/14/2035, 144A	1,078,061
	ABS Other — continued
216,274	S-Jets Ltd., Series 2017-1, Class A, 3.967%, 8/15/2042, 144A	173,882
370,000	SCF Equipment Leasing LLC, Series 2022-1A, Class A3, 2.920%, 7/20/2029, 144A	346,620
99,712	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	93,792
15,260	Verizon Owner Trust, Series 2019-B, Class A1A, 2.330%, 12/20/2023	15,248

		4,358,572

	ABS Student Loan — 0.1%
110,524	Massachusetts Educational Financing Authority, Series 2018-A, Class A, 3.850%, 5/25/2033	102,780
62,100	Navient Private Education Refi Loan Trust, Series 2020-GA, Class A, 1.170%, 9/16/2069, 144A	54,515
84,419	Navient Private Education Refi Loan Trust, Series 2020-HA, Class A, 1.310%, 1/15/2069, 144A	76,683
5,565	SoFi Professional Loan Program LLC, Series 2016-B, Class A2B, 2.740%, 10/25/2032, 144A	5,556
17,454	SoFi Professional Loan Program LLC, Series 2017-E, Class A2B, 2.720%, 11/26/2040, 144A	17,273

		256,807

	ABS Whole Business — 0.2%
513,600	Planet Fitness Master Issuer LLC, Series 2018-1A, Class A2II, 4.666%, 9/05/2048, 144A	483,498

	Aerospace & Defense — 0.0%
29,000	Raytheon Technologies Corp., 3.650%, 8/16/2023	28,718

	Agency Commercial Mortgage-Backed Securities — 0.7%
474,357	FHLMC Multifamily Structured Pass Through Certificates, Series K029, Class A2, 3.320%, 2/25/2023(a)	472,629
701,647	FHLMC Multifamily Structured Pass Through Certificates, Series K042, Class A2, 2.670%, 12/25/2024	673,844
1,087,794	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	1,024,385
28,491	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	28,064

		2,198,922

	Automotive — 3.4%
600,000	American Honda Finance Corp., MTN, 2.250%, 1/12/2029	504,197
145,000	American Honda Finance Corp., MTN, 3.625%, 10/10/2023	143,735
665,000	Denso Corp., 1.239%, 9/16/2026, 144A	573,393
675,000	General Motors Co., 5.400%, 10/15/2029	622,381
390,000	General Motors Financial Co., Inc., 3.800%, 4/07/2025	371,481
370,000	General Motors Financial Co., Inc., 5.000%, 4/09/2027	350,726
295,000	Harley-Davidson Financial Services, Inc., 3.350%, 6/08/2025, 144A	276,396
645,000	Hyundai Capital America, 2.100%, 9/15/2028, 144A	506,550
195,000	Hyundai Capital America, 2.375%, 2/10/2023, 144A	193,284
240,000	Kia Corp., 1.000%, 4/16/2024, 144A	224,982
160,000	Mercedes-Benz Finance North America LLC, 3.350%, 2/22/2023, 144A	159,251
275,000	Nissan Motor Acceptance Co. LLC, 3.450%, 3/15/2023, 144A	273,184
205,000	PACCAR Financial Corp., 2.000%, 2/04/2027	183,816

See accompanying notes to financial statements.

65  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Automotive — continued
$555,000	PACCAR Financial Corp., MTN, 4.950%, 10/03/2025	$556,825
105,000	PACCAR Financial Corp., MTN, 0.800%, 6/08/2023	102,526
160,000	PACCAR Financial Corp., MTN, 1.800%, 2/06/2025	149,798
955,000	PACCAR Financial Corp., MTN, 1.900%, 2/07/2023	947,821
1,105,000	Stellantis Finance U.S., Inc., 6.375%, 9/12/2032, 144A	1,022,240
235,000	Toyota Motor Credit Corp., 4.450%, 6/29/2029	226,728
1,495,000	Toyota Motor Credit Corp., MTN, 4.550%, 9/20/2027	1,460,021
275,000	Volkswagen Group of America Finance LLC, 3.350%, 5/13/2025, 144A	260,844
290,000	Volkswagen Group of America Finance LLC, 4.250%, 11/13/2023, 144A	286,949
590,000	Volkswagen Group of America Finance LLC, 4.350%, 6/08/2027, 144A	554,161

		9,951,289

	Banking — 23.1%
500,000	ABN AMRO Bank NV, (fixed rate to 12/13/2028, variable rate thereafter), 2.470%, 12/13/2029, 144A	396,335
1,130,000	Ally Financial, Inc., 4.750%, 6/09/2027	1,042,513
180,000	American Express Co., 2.550%, 3/04/2027	160,328
820,000	American Express Co., (fixed rate to 8/03/2032, variable rate thereafter), 4.420%, 8/03/2033	745,769
525,000	ANZ New Zealand International Ltd., 2.166%, 2/18/2025, 144A	490,425
565,000	ASB Bank Ltd., (fixed rate to 6/17/2027, variable rate thereafter), 5.284%, 6/17/2032, 144A	530,733
800,000	Banco Bilbao Vizcaya Argentaria S.A., 0.875%, 9/18/2023	768,680
1,000,000	Banco Santander S.A, 5.294%, 8/18/2027	941,953
1,600,000	Banco Santander S.A., 3.892%, 5/24/2024	1,557,424
840,000	Bank of America Corp., (fixed rate to 4/02/2025, variable rate thereafter), MTN, 3.384%, 4/02/2026	793,478
395,000	Bank of Ireland Group PLC, 4.500%, 11/25/2023, 144A	387,874
1,070,000	Bank of Ireland Group PLC, (fixed rate to 9/16/2025, variable rate thereafter), 6.253%, 9/16/2026, 144A	1,047,075
910,000	Bank of Ireland Group PLC, (fixed rate to 9/30/2026, variable rate thereafter), 2.029%, 9/30/2027, 144A	752,103
330,000	Bank of Montreal, MTN, 1.500%, 1/10/2025	303,530
1,580,000	Bank of Montreal, Series H, MTN, 4.700%, 9/14/2027	1,524,666
425,000	Bank of New York Mellon Corp. (The), 2.050%, 1/26/2027	377,019
655,000	Bank of New York Mellon Corp. (The), MTN, 1.600%, 4/24/2025	604,980
295,000	Bank of New York Mellon Corp. (The), MTN, 1.800%, 7/28/2031	225,208
635,000	Bank of New Zealand, 2.000%, 2/21/2025, 144A	590,820
690,000	Bank of New Zealand, 2.285%, 1/27/2027, 144A	610,118
825,000	Bank of Nova Scotia (The), 3.450%, 4/11/2025	790,187
200,000	Banque Federative du Credit Mutuel S.A., 2.375%, 11/21/2024, 144A	187,807
840,000	Banque Federative du Credit Mutuel S.A., 4.753%, 7/13/2027, 144A	802,806
1,080,000	Barclays PLC, (fixed rate to 08/09/2027, variable rate thereafter), 5.501%, 8/09/2028	1,012,432
485,000	Barclays PLC, (fixed rate to 5/16/2023, variable rate thereafter), 4.338%, 5/16/2024	479,433
865,000	Canadian Imperial Bank of Commerce, 3.945%, 8/04/2025	835,503
170,000	Capital One Financial Corp., (fixed rate to 11/02/2031, variable rate thereafter), 2.618%, 11/02/2032	127,221
	Banking — continued
1,015,000	Capital One Financial Corp., (fixed rate to 12/06/2023, variable rate thereafter), 1.343%, 12/06/2024	964,074
335,000	Capital One Financial Corp., (fixed rate to 5/10/2027, variable rate thereafter), 4.927%, 5/10/2028	319,167
255,000	Capital One Financial Corp., (fixed rate to 7/29/2031, variable rate thereafter), 2.359%, 7/29/2032	180,608
510,000	Citigroup, Inc., (fixed rate to 4/08/2025, variable rate thereafter), 3.106%, 4/08/2026	478,007
230,000	Citigroup, Inc., (fixed rate to 5/01/2024, variable rate thereafter), 0.981%, 5/01/2025	213,105
3,065,000	Citigroup, Inc., (fixed rate to 9/29/2025, variable rate thereafter), 5.610%, 9/29/2026	3,048,090
290,000	Citizens Bank NA, (fixed rate to 08/09/2027, variable rate thereafter), 4.575%, 8/09/2028	276,152
815,000	Citizens Financial Group, Inc., (fixed rate to 5/21/2032, variable rate thereafter), 5.641%, 5/21/2037	751,552
225,000	Comerica, Inc., 3.700%, 7/31/2023	223,061
295,000	Commonwealth Bank of Australia, 2.552%, 3/14/2027, 144A	266,487
535,000	Cooperatieve Rabobank U.A., (fixed rate to 12/15/2026, variable rate thereafter), 1.980%, 12/15/2027, 144A	455,717
750,000	Credit Agricole S.A., (fixed rate to 6/16/2025, variable rate thereafter), 1.907%, 6/16/2026, 144A	670,549
1,605,000	Credit Suisse AG, 5.000%, 7/09/2027	1,480,000
1,210,000	Credit Suisse Group AG, (fixed rate to 8/11/2027, variable rate thereafter), 6.442%, 8/11/2028, 144A	1,125,482
500,000	Danske Bank A/S, 3.875%, 9/12/2023, 144A	491,985
390,000	Danske Bank A/S, (fixed rate to 3/28/2024, variable rate thereafter), 3.773%, 3/28/2025, 144A	375,053
800,000	Danske Bank A/S, (fixed rate to 9/10/2024, variable rate thereafter), 0.976%, 9/10/2025, 144A	724,410
1,105,000	Deutsche Bank AG, 5.371%, 9/09/2027	1,066,481
1,260,000	Deutsche Bank AG, (fixed rate to 7/14/2025, variable rate thereafter), 6.119%, 7/14/2026	1,223,685
935,000	DNB Bank ASA, (fixed rate to 3/28/2024, variable rate thereafter), 2.968%, 3/28/2025, 144A	901,848
590,000	DNB Bank ASA, (fixed rate to 9/16/2025, variable rate thereafter), 1.127%, 9/16/2026, 144A	514,950
850,000	Fifth Third Bancorp, (fixed rate to 7/28/2029, variable rate thereafter), 4.772%, 7/28/2030	793,841
485,000	Goldman Sachs Group, Inc. (The), (fixed rate to 10/21/2026, variable rate thereafter), 1.948%, 10/21/2027	414,418
1,125,000	HSBC Holdings PLC, (fixed rate to 08/11/2027, variable rate thereafter), 5.210%, 8/11/2028	1,051,731
1,405,000	HSBC USA, Inc., 3.750%, 5/24/2024	1,377,066
555,000	Huntington Bancshares, Inc., (fixed rate to 8/04/2027, variable rate thereafter), 4.443%, 8/04/2028	524,039
315,000	Huntington National Bank (The), (fixed rate to 5/16/2024, variable rate thereafter), 4.008%, 5/16/2025	308,505
465,000	JPMorgan Chase & Co., (fixed rate to 4/26/2025, variable rate thereafter), 4.080%, 4/26/2026	447,708
550,000	JPMorgan Chase & Co., (fixed rate to 6/01/2028, variable rate thereafter), 2.069%, 6/01/2029	445,890
570,000	JPMorgan Chase & Co., (fixed rate to 9/14/2032, variable rate thereafter), 5.717%, 9/14/2033	539,017
430,000	KeyBank NA, 4.150%, 8/08/2025	416,796

See accompanying notes to financial statements.

|  66

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Banking — continued
$280,000	Lloyds Banking Group PLC, (fixed rate to 3/18/2025, variable rate thereafter), 3.511%, 3/18/2026	$262,125
375,000	Lloyds Banking Group PLC, (fixed rate to 7/09/2024, variable rate thereafter), 3.870%, 7/09/2025	361,579
65,000	Macquarie Bank Ltd., 2.300%, 1/22/2025, 144A	61,146
1,170,000	Macquarie Group Ltd., (fixed rate to 11/09/2032, variable rate thereafter), 5.491%, 11/09/2033, 144A	1,062,096
1,650,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 4/17/2025, variable rate thereafter), 3.837%, 4/17/2026	1,579,256
785,000	Mitsubishi UFJ Financial Group, Inc., (fixed rate to 9/13/2027, variable rate thereafter), 5.354%, 9/13/2028	765,417
910,000	Mizuho Financial Group, Inc., (fixed rate to 9/13/2032, variable rate thereafter), 5.669%, 9/13/2033	875,167
1,130,000	National Bank of Canada, (fixed rate to 6/09/2024, variable rate thereafter), 3.750%, 6/09/2025	1,095,117
1,625,000	Nationwide Building Society, 4.850%, 7/27/2027, 144A	1,543,014
620,000	Nationwide Building Society, (fixed rate to 3/08/2023, variable rate thereafter), 3.766%, 3/08/2024, 144A	613,044
1,215,000	NatWest Markets PLC, 1.600%, 9/29/2026, 144A	1,025,974
1,305,000	Nordea Bank Abp, 1.500%, 9/30/2026, 144A	1,112,237
915,000	Nordea Bank Abp, 3.600%, 6/06/2025, 144A	876,982
575,000	Nordea Bank Abp, 5.375%, 9/22/2027, 144A	560,414
1,110,000	Norinchukin Bank (The), 4.867%, 9/14/2027, 144A	1,086,772
210,000	Northern Trust Corp., (fixed rate to 5/08/2027, variable rate thereafter), 3.375%, 5/08/2032	188,429
690,000	Santander Holdings USA, Inc., 3.450%, 6/02/2025	645,892
375,000	Santander Holdings USA, Inc., (fixed rate to 9/09/2025, variable rate thereafter), 5.807%, 9/09/2026	366,520
470,000	Societe Generale S.A., 4.677%, 6/15/2027, 144A	447,901
390,000	Standard Chartered PLC, (fixed rate to 1/12/2027, variable rate thereafter), 2.608%, 1/12/2028, 144A	328,493
375,000	Standard Chartered PLC, (fixed rate to 6/29/2031, variable rate thereafter), 2.678%, 6/29/2032, 144A	273,964
335,000	State Street Corp., (fixed rate to 11/18/2026, variable rate thereafter), 1.684%, 11/18/2027	292,320
1,015,000	Sumitomo Mitsui Financial Group, Inc., 1.902%, 9/17/2028	817,404
840,000	Sumitomo Mitsui Trust Bank Ltd., 0.850%, 3/25/2024, 144A	787,961
200,000	Sumitomo Mitsui Trust Bank Ltd., 2.550%, 3/10/2025, 144A	187,190
235,000	Swedbank AB, 3.356%, 4/04/2025, 144A	224,668
945,000	Swedbank AB, 5.337%, 9/20/2027, 144A	915,604
560,000	Synchrony Bank, 5.400%, 8/22/2025	545,994
1,020,000	Synchrony Financial, 4.875%, 6/13/2025	983,997
270,000	Toronto-Dominion Bank, 4.108%, 6/08/2027	254,572
1,580,000	Toronto-Dominion Bank (The), MTN, 4.693%, 9/15/2027	1,527,372
820,000	Truist Financial Corp., (fixed rate to 7/28/2032, variable rate thereafter), 4.916%, 7/28/2033	741,210
260,000	Truist Financial Corp., MTN, (fixed rate to 6/07/2028, variable rate thereafter), 1.887%, 6/07/2029	212,704
1,175,000	UBS Group AG, (fixed rate to 08/05/2026, variable rate thereafter), 4.703%, 8/05/2027, 144A	1,112,290
585,000	UniCredit SpA, (fixed rate to 9/22/2025, variable rate thereafter), 2.569%, 9/22/2026, 144A	501,243
	Banking — continued
1,055,000	Wells Fargo & Co., (fixed rate to 08/15/2025, variable rate thereafter), 4.540%, 8/15/2026	1,021,578
1,470,000	Wells Fargo & Co., (fixed rate to 4/25/2025, variable rate thereafter), MTN, 3.908%, 4/25/2026	1,405,272
805,000	Westpac Banking Corp., (fixed rate to 08/10/2032, variable rate thereafter), 5.405%, 8/10/2033	721,908

		67,540,720

	Brokerage — 0.7%
595,000	Ares Finance Co. IV LLC, 3.650%, 2/01/2052, 144A	364,597
705,000	Blue Owl Finance LLC, 4.375%, 2/15/2032, 144A	552,482
195,000	KKR Group Finance Co. XII LLC, 4.850%, 5/17/2032, 144A	179,414
1,205,000	Nomura Holdings, Inc., 2.329%, 1/22/2027	1,035,755

		2,132,248

	Building Materials — 0.3%
440,000	Ferguson Finance PLC, 4.650%, 4/20/2032, 144A	387,332
640,000	Fortune Brands Home & Security, Inc., 4.000%, 3/25/2032	531,080

		918,412

	Chemicals — 0.6%
360,000	Cabot Corp., 4.000%, 7/01/2029	313,732
310,000	Cabot Corp., 5.000%, 6/30/2032	278,279
175,000	Celanese U.S. Holdings LLC, 6.330%, 7/15/2029	163,104
960,000	Nutrien Ltd., 1.900%, 5/13/2023	942,409

		1,697,524

	Collateralized Mortgage Obligations — 1.2%
266,456	Government National Mortgage Association, Series 2010-H02, Class FA, 1-month LIBOR + 0.680%, 3.173%, 2/20/2060(b)	265,337
165,053	Government National Mortgage Association, Series 2010-H03, Class FA, 1-month LIBOR + 0.550%, 3.043%, 3/20/2060(b)	164,074
105,169	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.298%, 7/20/2064(b)	104,162
87,348	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.857%, 7/20/2064(b)	86,438
224	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)	201
214,619	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	207,496
315,437	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.277%, 2/20/2066(b)	312,807
880,512	Government National Mortgage Association, Series 2018-H17, Class JA, 3.750%, 9/20/2068(a)	837,890
219,875	Government National Mortgage Association, Series 2019-H01, Class FL, 1-month LIBOR + 0.450%, 2.807%, 12/20/2068(b)	217,785
678,483	Government National Mortgage Association, Series 2019-H01, Class FT, 1-month LIBOR + 0.400%, 2.757%, 10/20/2068(b)	674,170
675,292	Government National Mortgage Association, Series 2019-H10, Class FM, 1-month LIBOR + 0.400%, 2.757%, 5/20/2069(b)	667,320

		3,537,680

See accompanying notes to financial statements.

67  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Construction Machinery — 1.4%
$1,340,000	Caterpillar Financial Services Corp., 3.600%, 8/12/2027	$1,265,158
300,000	CNH Industrial Capital LLC, 1.950%, 7/02/2023	293,631
945,000	CNH Industrial Capital LLC, 3.950%, 5/23/2025	911,350
845,000	John Deere Capital Corp., 4.150%, 9/15/2027	820,010
895,000	Komatsu Finance America, Inc., 5.499%, 10/06/2027, 144A	895,235

		4,185,384

	Consumer Cyclical Services — 0.3%
710,000	eBay, Inc., 1.400%, 5/10/2026	621,163
165,000	Expedia Group, Inc., 6.250%, 5/01/2025, 144A	166,077

		787,240

	Consumer Products — 0.2%
385,000	Brunswick Corp., 4.400%, 9/15/2032	310,505
495,000	JAB Holdings BV, 4.500%, 4/08/2052, 144A	318,383

		628,888

	Diversified Manufacturing — 0.5%
135,000	Amphenol Corp., 2.050%, 3/01/2025	126,321
895,000	Eaton Corp., 4.150%, 3/15/2033	808,630
225,000	Kennametal, Inc., 4.625%, 6/15/2028	208,951
135,000	Timken Co. (The), 4.500%, 12/15/2028	123,280
275,000	WW Grainger, Inc., 1.850%, 2/15/2025	257,756

		1,524,938

	Electric — 5.5%
240,000	AEP Texas, Inc., 4.700%, 5/15/2032	220,973
435,000	AES Corp. (The), 3.300%, 7/15/2025, 144A	401,127
560,000	Alabama Power Co., 3.940%, 9/01/2032	505,642
360,000	Alliant Energy Finance LLC, 4.250%, 6/15/2028, 144A	331,676
550,000	American Electric Power Co., Inc., 2.031%, 3/15/2024	526,385
245,000	Appalachian Power Co., Series BB, 4.500%, 8/01/2032	220,551
120,000	Consolidated Edison Co. of New York, Inc., Series B, 2.900%, 12/01/2026	108,895
225,000	Dominion Energy, Inc., 3.071%, 8/15/2024	215,771
270,000	DTE Energy Co., 2.250%, 11/01/2022	269,555
980,000	DTE Energy Co., 4.220%, 11/01/2024	960,821
1,135,000	Duke Energy Carolinas LLC, 3.050%, 3/15/2023	1,128,881
1,110,000	Edison International, 4.700%, 8/15/2025	1,075,385
820,000	Enel Finance International NV, 5.000%, 6/15/2032, 144A	699,093
605,000	Entergy Corp., 0.900%, 9/15/2025	532,286
350,000	Eversource Energy, 4.600%, 7/01/2027	337,799
355,000	ITC Holdings Corp., 4.950%, 9/22/2027, 144A	346,331
188,000	National Rural Utilities Cooperative Finance Corp., (fixed rate to 4/30/2023, variable rate thereafter), 4.750%, 4/30/2043	171,053
900,000	NextEra Energy Capital Holdings, Inc., 0.650%, 3/01/2023	886,201
905,000	NextEra Energy Capital Holdings, Inc., 4.255%, 9/01/2024	891,990
825,000	Oncor Electric Delivery Co. LLC, 2.750%, 5/15/2030	707,529
325,000	Oncor Electric Delivery Co. LLC, 4.550%, 9/15/2032, 144A	312,615
115,000	Pacific Gas & Electric Co., SOFR Index + 1.150%, 3.803%, 11/14/2022(b)	114,749
525,000	Pacific Gas & Electric Co., 4.950%, 6/08/2025	509,628
235,000	Public Service Enterprise Group, Inc., 2.875%, 6/15/2024	226,035
275,000	Puget Energy, Inc., 4.224%, 3/15/2032	237,368
	Electric — continued
845,000	Southern California Edison Co., SOFR + 0.470%, 3.277%, 12/02/2022(b)	844,314
825,000	Southern California Edison Co., Series D, 4.700%, 6/01/2027	800,728
1,040,000	Vistra Operations Co. LLC, 5.125%, 5/13/2025, 144A	1,007,687
1,540,000	WEC Energy Group, Inc., 0.550%, 9/15/2023	1,475,539

		16,066,607

	Finance Companies — 3.4%
510,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 3.150%, 2/15/2024	489,807
360,000	Air Lease Corp., 1.875%, 8/15/2026	305,093
555,000	Aircastle Ltd., 2.850%, 1/26/2028, 144A	430,852
500,000	Ares Capital Corp., 2.875%, 6/15/2028	393,531
50,000	Ares Capital Corp., 4.250%, 3/01/2025	47,234
305,000	Aviation Capital Group LLC, 3.875%, 5/01/2023, 144A	299,443
225,000	Aviation Capital Group LLC, 4.375%, 1/30/2024, 144A	217,600
545,000	Bain Capital Specialty Finance, Inc., 2.550%, 10/13/2026	446,298
200,000	Barings BDC, Inc., 3.300%, 11/23/2026, 144A	165,887
1,115,000	Blackstone Private Credit Fund, 2.625%, 12/15/2026	915,316
615,000	Blackstone Secured Lending Fund, 2.850%, 9/30/2028	466,474
650,000	FS KKR Capital Corp., 3.125%, 10/12/2028	504,749
250,000	GATX Corp., 4.900%, 3/15/2033	224,773
810,000	Golub Capital BDC, Inc., 2.500%, 8/24/2026	678,983
695,000	Hercules Capital, Inc., 3.375%, 1/20/2027	576,337
785,000	Main Street Capital Corp., 3.000%, 7/14/2026	660,899
600,000	Morgan Stanley Direct Lending Fund, 4.500%, 2/11/2027	532,336
110,000	Oaktree Specialty Lending Corp., 3.500%, 2/25/2025	104,495
260,000	Owl Rock Capital Corp., 3.750%, 7/22/2025	238,738
90,000	Owl Rock Capital Corp., 4.250%, 1/15/2026	82,309
500,000	Owl Rock Core Income Corp., 5.500%, 3/21/2025	470,402
280,000	OWL Rock Core Income Corp., 7.750%, 9/16/2027, 144A	275,748
1,110,000	Owl Rock Technology Finance Corp., 4.750%, 12/15/2025, 144A	999,145
520,000	USAA Capital Corp., 3.375%, 5/01/2025, 144A	500,949

		10,027,398

	Financial Other — 0.4%
470,000	LeasePlan Corp. NV, 2.875%, 10/24/2024, 144A	440,970
185,000	ORIX Corp., 3.250%, 12/04/2024	177,693
555,000	ORIX Corp., 5.200%, 9/13/2032	527,845

		1,146,508

	Food & Beverage — 1.7%
120,000	Brown-Forman Corp., 3.500%, 4/15/2025	116,280
1,095,000	General Mills, Inc., 2.600%, 10/12/2022	1,094,667
1,925,000	JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc., 5.750%, 4/01/2033, 144A	1,738,544
1,110,000	Nestle Holdings, Inc., 4.300%, 10/01/2032, 144A	1,056,023
915,000	Pernod Ricard International Finance LLC, 1.250%, 4/01/2028, 144A	749,348
340,000	Viterra Finance BV, 2.000%, 4/21/2026, 144A	288,806

		5,043,668

	Government Owned – No Guarantee — 0.4%
800,000	Antares Holdings LP, 3.750%, 7/15/2027, 144A	645,828
350,000	BOC Aviation USA Corp., 1.625%, 4/29/2024, 144A	330,446
325,000	DAE Funding LLC, 1.550%, 8/01/2024, 144A	296,928

		1,273,202

See accompanying notes to financial statements.

|  68

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Healthcare — 0.5%
$650,000	Baxter International, Inc., 2.272%, 12/01/2028	$536,748
227,000	Cigna Corp., 3.750%, 7/15/2023	225,328
92,000	CVS Health Corp., 4.300%, 3/25/2028	86,771
510,000	DH Europe Finance II S.a.r.l., 2.200%, 11/15/2024	482,234

		1,331,081

	Hybrid ARMs — 0.0%
17,980	FHLMC, 1-year CMT + 2.225%, 3.201%, 1/01/2035(b)	18,372
34,559	FHLMC, 1-year CMT + 2.500%, 3.238%, 5/01/2036(b)	35,407

		53,779

	Independent Energy — 0.2%
530,000	Pioneer Natural Resources Co., 0.550%, 5/15/2023	517,153

	Life Insurance — 6.2%
535,000	AIG Global Funding, 0.900%, 9/22/2025, 144A	471,356
635,000	Athene Global Funding, 2.500%, 3/24/2028, 144A	528,585
410,000	Brighthouse Financial Global Funding, 1.200%, 12/15/2023, 144A	391,046
780,000	Brighthouse Financial Global Funding, 1.750%, 1/13/2025, 144A	711,377
985,000	CNO Global Funding, 2.650%, 1/06/2029, 144A	818,391
830,000	Corebridge Financial, Inc., 3.650%, 4/05/2027, 144A	758,002
575,000	Equitable Financial Life Global Funding, 1.800%, 3/08/2028, 144A	480,322
615,000	F&G Global Funding, 2.000%, 9/20/2028, 144A	497,324
1,170,000	F&G Global Funding, 5.150%, 7/07/2025, 144A	1,146,251
230,000	GA Global Funding Trust, 1.250%, 12/08/2023, 144A	218,921
995,000	GA Global Funding Trust, 2.250%, 1/06/2027, 144A	861,729
665,000	Great-West Lifeco U.S. Finance LP, 0.904%, 8/12/2025, 144A	584,497
1,370,000	Guardian Life Global Funding, 1.100%, 6/23/2025, 144A	1,230,539
955,000	Jackson National Life Global Funding, 1.750%, 1/12/2025, 144A	877,604
155,000	Jackson National Life Global Funding, 3.875%, 6/11/2025, 144A	148,521
340,000	Lincoln National Corp., 3.400%, 3/01/2032	278,459
380,000	MassMutual Global Funding II, 4.150%, 8/26/2025, 144A	370,310
795,000	Metropolitan Life Global Funding I, 0.900%, 6/08/2023, 144A	775,045
700,000	Metropolitan Life Global Funding I, 0.950%, 7/02/2025, 144A	628,187
1,070,000	New York Life Global Funding, 2.875%, 4/10/2024, 144A	1,039,816
775,000	Northwestern Mutual Global Funding, 4.350%, 9/15/2027, 144A	748,290
550,000	Pacific LifeCorp, 5.400%, 9/15/2052, 144A	515,411
745,000	Protective Life Global Funding, 1.646%, 1/13/2025, 144A	683,090
1,175,000	Protective Life Global Funding, 4.714%, 7/06/2027, 144A	1,135,327
655,000	Reliance Standard Life Global Funding II, 2.750%, 5/07/2025, 144A	611,165
175,000	Reliance Standard Life Global Funding II, 3.850%, 9/19/2023, 144A	172,503
770,000	RGA Global Funding, 2.700%, 1/18/2029, 144A	644,595
755,000	Security Benefit Global Funding, 1.250%, 5/17/2024, 144A	703,964

		18,030,627

	Lodging — 0.3%
540,000	Marriott International, Inc., 5.000%, 10/15/2027	521,497
	Lodging — continued
350,000	Marriott International, Inc., Series Z, 4.150%, 12/01/2023	346,053

		867,550

	Media Entertainment — 0.1%
550,000	Prosus NV, 4.193%, 1/19/2032, 144A	403,579

	Metals & Mining — 0.2%
200,000	Anglo American Capital PLC, 3.875%, 3/16/2029, 144A	171,863
155,000	Glencore Funding LLC, 4.125%, 3/12/2024, 144A	152,308
395,000	Nucor Corp., 3.950%, 5/23/2025	382,809

		706,980

	Midstream — 0.5%
300,000	Boardwalk Pipelines LP, 3.600%, 9/01/2032	237,220
25,000	Energy Transfer LP, 4.250%, 3/15/2023	24,933
255,000	MPLX LP, 4.950%, 3/14/2052	199,556
950,000	Targa Resources Corp., 5.200%, 7/01/2027	913,878

		1,375,587

	Mortgage Related — 0.7%
814	FHLMC, 3.000%, 10/01/2026	793
35	FHLMC, 6.500%, 1/01/2024	37
17	FHLMC, 8.000%, 7/01/2025	17
4,865	GNMA, 3.890%, 10/20/2062(a)	4,583
5,894	GNMA, 3.992%, 5/20/2062(a)	5,655
13,427	GNMA, 4.015%, 4/20/2063(a)	12,946
43,763	GNMA, 4.255%, 11/20/2066(a)	42,977
19,326	GNMA, 4.303%, 6/20/2066(a)	18,883
39,854	GNMA, 4.388%, 9/20/2066(a)	39,099
52,816	GNMA, 4.427%, 10/20/2066(a)	51,919
140,619	GNMA, 4.438%, 10/20/2066(a)	138,520
35,732	GNMA, 4.471%, 8/20/2066(a)	35,242
122,923	GNMA, 4.497%, 9/20/2066(a)	121,448
61,937	GNMA, 4.504%, 11/20/2066(a)	61,042
5,048	GNMA, 4.541%, 11/20/2064(a)	4,992
50,356	GNMA, 4.586%, 10/20/2066(a)	49,807
274,067	GNMA, 4.600%, 7/20/2067(a)	270,493
706,065	GNMA, 4.644%, 4/20/2067(a)	698,908
444,802	GNMA, 4.673%, 1/20/2067(a)	440,841
157,828	GNMA, 4.700%, with various maturities from 2061 to 2064(a)(d)	157,386
101	GNMA, 6.500%, 12/15/2023	104

		2,155,692

	Natural Gas — 0.1%
290,000	Sempra Energy, 3.700%, 4/01/2029	259,003

	Non-Agency Commercial Mortgage-Backed Securities — 6.0%
230,000	BANK, Series 2019-BN24, Class A3, 2.960%, 11/15/2062	197,688
270,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	226,859
870,000	BANK, Series 2021-BN37, Class A5, 2.618%, 11/15/2064(a)	706,843
281,186	Barclays Commercial Mortgage Securities Trust, Series 2017-C1, Class A2, 3.189%, 2/15/2050	280,776
660,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 4.958%, 10/15/2037, 144A(b)	650,049
865,000	BBCMS Mortgage Trust, Series 2021-C12, Class A5, 2.689%, 11/15/2054	707,325
285,000	Benchmark Mortgage Trust, Series 2020-B16, Class A5, 2.732%, 2/15/2053	241,338

See accompanying notes to financial statements.

69  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$755,000	Benchmark Mortgage Trust, Series 2021-B31, Class A5, 2.669%, 12/15/2054	$614,048
520,000	BPR Trust, Series 2021-NRD, Class A, 1-month SOFR + 1.525%, 4.447%, 12/15/2023, 144A(b)	497,682
360,000	BPR Trust, Series 2022-OANA, Class A, 1-month SOFR + 1.898%, 4.743%, 4/15/2037, 144A(b)	354,604
491,600	CFCRE Commercial Mortgage Trust, Series 2016-C3, Class A3, 3.865%, 1/10/2048	467,253
361,996	CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.283%, 5/10/2058	336,997
992,138	Citigroup Commercial Mortgage Trust, Series 2016-GC37, Class A4, 3.314%, 4/10/2049	928,022
540,000	Citigroup Commercial Mortgage Trust, Series 2019-C7, Class A4, 3.102%, 12/15/2072	468,735
535,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	502,898
263,676	Commercial Mortgage Pass Through Certificates, Series 2013-CR8, Class A5, 3.612%, 6/10/2046(a)	261,702
21,808	Commercial Mortgage Pass Through Certificates, Series 2014-CR14, Class A2, 3.147%, 2/10/2047	21,569
50,231	Commercial Mortgage Pass Through Certificates, Series 2014-CR16, Class ASB, 3.653%, 4/10/2047	49,800
280,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS3, Class A4, 3.819%, 6/10/2047	273,713
280,000	Commercial Mortgage Pass Through Certificates, Series 2015-DC1, Class A5, 3.350%, 2/10/2048	267,320
520,299	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class A5, 3.765%, 2/10/2049	493,919
795,000	Credit Suisse Mortgage Trust, Series 2014-USA, Class A2, 3.953%, 9/15/2037, 144A	721,628
51,733	CSAIL Commercial Mortgage Trust, Series 2015-C4, Class ASB, 3.617%, 11/15/2048	50,469
470,000	CSAIL Commercial Mortgage Trust, Series 2019-C18, Class A4, 2.968%, 12/15/2052	405,369
605,000	GS Mortgage Securities Corp. II, Series 2012-BWTR, Class A, 2.954%, 11/05/2034, 144A	574,774
440,000	GS Mortgage Securities Corp. Trust, Series 2013-PEMB, Class A, 3.668%, 3/05/2033, 144A(a)	401,256
330,000	GS Mortgage Securities Trust, Series 2014-GC18, Class A4, 4.074%, 1/10/2047	324,822
245,000	GS Mortgage Securities Trust, Series 2020-GC45, Class A5, 2.911%, 2/13/2053	209,992
180,000	Hudsons Bay Simon JV Trust, Series 2015-HB10, Class A10, 4.155%, 8/05/2034, 144A	156,957
355,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	314,834
31,504	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2014-C19, Class ASB, 3.584%, 4/15/2047	31,137
575,000	JPMorgan Chase Commercial Mortgage Securities Trust, Series 2019-COR5, Class A4, 3.386%, 6/13/2052	512,290
470,000	MedTrust, Series 2021-MDLN, Class A, 1-month LIBOR + 0.950%, 3.768%, 11/15/2038, 144A(b)	451,161
240,000	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C10, Class A4, 4.206%, 7/15/2046(a)	237,940
129,604	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class A4, 3.306%, 4/15/2048	123,246
550,000	Morgan Stanley Capital I Trust, Series 2020-L4, Class A3, 2.698%, 2/15/2053	464,879
	Non-Agency Commercial Mortgage-Backed Securities — continued
845,000	New Economy Assets Phase 1 Sponsor LLC, Series 2021-1, Class A1, 1.910%, 10/20/2061, 144A	715,015
980,000	SPGN Mortgage Trust, Series 2022-TFLM. Class A, 1-month SOFR + 1.550%, 4.395%, 2/15/2039, 144A(b)	934,416
201,215	UBS-Barclays Commercial Mortgage Trust, Series 2012-TFT, Class A, 2.892%, 6/05/2030, 144A	193,731
565,000	UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class A4, 3.244%, 4/10/2046	560,369
201,109	Wells Fargo Commercial Mortgage Trust, Series 2016-C33, Class A4, 3.426%, 3/15/2059	188,389
490,000	Wells Fargo Commercial Mortgage Trust, Series 2020-C58, Class A4, 2.092%, 7/15/2053	386,987
825,000	Wells Fargo Commercial Mortgage Trust, Series 2022-C62, Class A4, 4.000%, 4/15/2055(a)	744,592
325,000	WFRBS Commercial Mortgage Trust, Series 2014-C19, Class A5, 4.101%, 3/15/2047	319,775
102,746	WFRBS Commercial Mortgage Trust, Series 2014-C20, Class ASB, 3.638%, 5/15/2047	101,398

		17,674,566

	Packaging — 0.1%
335,000	Amcor Flexibles North America, Inc., 4.000%, 5/17/2025	323,393

	Pharmaceuticals — 0.2%
440,000	Amgen, Inc., 4.200%, 3/01/2033	398,483
235,000	Bayer U.S. Finance II LLC, 3.375%, 7/15/2024, 144A	226,676

		625,159

	Property & Casualty Insurance — 0.2%
135,000	Assurant, Inc., 4.200%, 9/27/2023	134,250
400,000	Fairfax Financial Holdings Ltd., 5.625%, 8/16/2032, 144A	368,812
240,000	Trustage Financial Group, Inc., 4.625%, 4/15/2032, 144A	207,201

		710,263

	Railroads — 0.1%
215,000	Union Pacific Corp., 3.646%, 2/15/2024	211,819

	REITs – Apartments — 0.1%
225,000	Invitation Homes Operating Partnership LP, 2.000%, 8/15/2031	161,410

	REITs – Diversified — 0.3%
810,000	Digital Realty Trust LP, 5.550%, 1/15/2028	803,240

	REITs – Health Care — 0.1%
235,000	Omega Healthcare Investors, Inc., 4.500%, 1/15/2025	229,006

	REITs – Office Property — 0.5%
890,000	Hudson Pacific Properties LP, 5.950%, 2/15/2028	852,368
190,000	Office Properties Income Trust, 2.400%, 2/01/2027	136,858
560,000	Office Properties Income Trust, 3.450%, 10/15/2031	338,351
205,000	Office Properties Income Trust, 4.500%, 2/01/2025	182,233

		1,509,810

	REITs – Storage — 0.1%
215,000	Extra Space Storage LP, 3.900%, 4/01/2029	191,424

	Restaurants — 0.1%
420,000	McDonald’s Corp., MTN, 3.350%, 4/01/2023	417,409

	Retailers — 0.9%
345,000	AutoNation, Inc., 3.500%, 11/15/2024	331,787
290,000	AutoNation, Inc., 4.500%, 10/01/2025	280,705
580,000	Home Depot, Inc. (The), 4.500%, 9/15/2032	554,379
190,000	Tapestry, Inc., 3.050%, 3/15/2032	141,754

See accompanying notes to financial statements.

|  70

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

Principal Amount	Description	Value (†)
	Retailers — continued
$1,245,000	Walgreens Boots Alliance, Inc., 0.950%, 11/17/2023	$1,191,833

		2,500,458

	Sovereigns — 0.2%
585,000	Mexico Government International Bond, 4.875%, 5/19/2033	514,206

	Technology — 2.6%
485,000	Avnet, Inc., 5.500%, 6/01/2032	440,378
440,000	Broadcom, Inc., 4.000%, 4/15/2029, 144A	387,832
870,000	CDW LLC/CDW Finance Corp., 3.276%, 12/01/2028	723,953
505,000	Equifax, Inc., 5.100%, 12/15/2027	488,584
630,000	Fidelity National Information Services, Inc., 4.700%, 7/15/2027	606,379
165,000	Flex Ltd., 4.875%, 6/15/2029	149,127
525,000	Global Payments, Inc., 1.500%, 11/15/2024	482,354
280,000	Global Payments, Inc., 4.950%, 8/15/2027	266,767
805,000	HP, Inc., 4.750%, 1/15/2028	755,430
315,000	Infor, Inc., 1.450%, 7/15/2023, 144A	303,925
560,000	Intel Corp., 4.150%, 8/05/2032	509,959
215,000	Jabil, Inc., 4.250%, 5/15/2027	200,409
515,000	KLA Corp., 4.650%, 7/15/2032	494,416
175,000	Marvell Technology, Inc., 4.200%, 6/22/2023	174,470
285,000	Microchip Technology, Inc., 0.972%, 2/15/2024	268,516
460,000	Microchip Technology, Inc., 2.670%, 9/01/2023	448,288
500,000	PayPal Holdings, Inc., 4.400%, 6/01/2032	466,018
200,000	Qorvo, Inc., 1.750%, 12/15/2024, 144A	184,362
170,000	Western Digital Corp., 2.850%, 2/01/2029	132,114
165,000	Western Union Co. (The), 4.250%, 6/09/2023	164,292

		7,647,573

	Tobacco — 0.6%
585,000	Altria Group, Inc., 2.450%, 2/04/2032	412,845
715,000	BAT Capital Corp., 4.700%, 4/02/2027	667,143
65,000	BAT Capital Corp., 4.742%, 3/16/2032	54,375
490,000	Imperial Brands Finance PLC, 6.125%, 7/27/2027, 144A	482,827

		1,617,190

	Transportation Services — 0.6%
450,000	Element Fleet Management Corp., 3.850%, 6/15/2025, 144A	425,886
175,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.000%, 7/15/2025, 144A	166,790
695,000	Penske Truck Leasing Co. LP/PTL Finance Corp., 4.125%, 8/01/2023, 144A	688,409
255,000	Ryder System, Inc., MTN, 3.750%, 6/09/2023	253,310
370,000	Ryder System, Inc., MTN, 4.625%, 6/01/2025	362,921

		1,897,316

	Treasuries — 22.0%
8,465,000	U.S. Treasury Note, 0.375%, 12/31/2025	7,485,242
1,605,000	U.S. Treasury Note, 0.500%, 3/31/2025	1,464,249
11,800,000	U.S. Treasury Note, 1.125%, 10/31/2026	10,461,898
6,825,000	U.S. Treasury Note, 1.875%, 2/28/2027	6,215,549
9,405,000	U.S. Treasury Note, 2.500%, 5/31/2024	9,133,137
4,865,000	U.S. Treasury Note, 2.625%, 5/31/2027	4,567,019
3,240,000	U.S. Treasury Note, 2.750%, 4/30/2027	3,057,624
8,045,000	U.S. Treasury Note, 2.750%, 7/31/2027	7,575,499
3,985,000	U.S. Treasury Note, 2.750%, 8/15/2032	3,643,784
1,485,000	U.S. Treasury Note, 3.250%, 8/31/2024	1,458,200
9,900,000	U.S. Treasury Note, 3.250%, 6/30/2027	9,541,125

		64,603,326

Principal Amount	Description	Value (†)
	Wireless — 0.2%
$455,000	Crown Castle, Inc., 2.900%, 3/15/2027	$403,872
200,000	SK Telecom Co. Ltd., 3.750%, 4/16/2023, 144A	198,379

		602,251

	Total Bonds and Notes (Identified Cost $308,919,622)	286,667,921

Short-Term Investments — 2.0%
2,651,372	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $2,651,615 on 10/03/2022 collateralized by $3,095,800 U.S. Treasury Bond, 3.000% due 8/15/2052 valued at $2,704,472 including accrued interest (Note 2 of Notes to Financial Statements)	2,651,372
3,195,000	U.S. Treasury Bills,(e) 2.747%, 11/25/2022	3,181,765

	Total Short-Term Investments (Identified Cost $5,832,965)	5,833,137

	Total Investments — 99.8% (Identified Cost $314,752,587)	292,501,058
	Other assets less liabilities — 0.2%	462,605

	Net Assets — 100.0%	$292,963,663

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2022 is disclosed.
(b)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(d)	The Fund’s investment in mortgage related securities of Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(e)	Interest rate represents discount rate at time of purchase; not a coupon rate.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $91,075,542 or 31.1% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate

See accompanying notes to financial statements.

71  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Intermediate Duration Bond Fund – (continued)

At September 30, 2022, open long futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
5 Year U.S. Treasury Note	12/30/2022	374	$41,628,660	$40,207,922	$(1,420,738)

At September 30, 2022, open short futures contracts were as follows:

Financial Futures	Expiration Date	Contracts	Notional Amount	Value	Unrealized Appreciation (Depreciation)
Ultra Long U.S. Treasury Bond	12/20/2022	12	$1,792,972	$1,644,000	$148,972

Industry Summary at September 30, 2022

Banking	23.1%
Treasuries	22.0
ABS Car Loan	8.2
Life Insurance	6.2
Non-Agency Commercial Mortgage-Backed Securities	6.0
Electric	5.5
Finance Companies	3.4
Automotive	3.4
Technology	2.6
Other Investments, less than 2% each	17.4
Short-Term Investments	2.0

Total Investments	99.8
Other assets less liabilities (including futures contracts)	0.2

Net Assets	100.0%

See accompanying notes to financial statements.

|  72

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund

Principal Amount	Description	Value (†)
Bonds and Notes — 95.8% of Net Assets
	ABS Car Loan — 3.1%
$137,901	AmeriCredit Automobile Receivables Trust, Series 2020-2, Class A3, 0.660%, 12/18/2024	$137,044
3,220,000	Avis Budget Rental Car Funding AESOP LLC, Series 2022-1A, Class A, 3.830%, 8/21/2028, 144A	3,046,893
526,545	CarMax Auto Owner Trust, Series 2020-2, Class A3, 1.700%, 11/15/2024	523,524
1,865,000	Carvana Auto Receivables Trust, Series 2021-N2, Class A2, 0.970%, 3/10/2028	1,726,029
9,695,000	Credit Acceptance Auto Loan Trust, Series 2020-3A, Class A, 1.240%, 10/15/2029, 144A	9,415,886
65,124	Flagship Credit Auto Trust, Series 2020-3, Class A, 0.700%, 4/15/2025, 144A	64,954
198,658	Ford Credit Auto Owner Trust, Series 2020-A, Class A3, 1.040%, 8/15/2024	196,502
103,538	GM Financial Consumer Automobile Receivables Trust, Series 2019-3, Class A3, 2.180%, 4/16/2024	103,434
146,257	GM Financial Consumer Automobile Receivables Trust, Series 2019-4, Class A3, 1.750%, 7/16/2024	145,773
289,055	GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class A3, 1.840%, 9/16/2024	287,385
197,990	GM Financial Consumer Automobile Receivables Trust, Series 2020-2, Class A3, 1.490%, 12/16/2024	196,004
655,000	GM Financial Revolving Receivables Trust, Series 2021-1, Class A, 1.170%, 6/12/2034, 144A	566,493
149,124	Honda Auto Receivables Owner Trust, Series 2020-1, Class A3, 1.610%, 4/22/2024	147,868
307,038	Hyundai Auto Receivables Trust, Series 2020-A, Class A3, 1.410%, 11/15/2024	303,392
823,599	Nissan Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.380%, 12/16/2024	814,191
620,000	PenFed Auto Receivables Owner Trust, Series 2022-A, Class A4, 4.180%, 12/15/2028, 144A	609,678
29,668	Santander Consumer Auto Receivables Trust, Series 2020-AA, Class A, 1.370%, 10/15/2024, 144A	29,659
765,000	Toyota Auto Loan Extended Note Trust, Series 2020-1A, Class A, 1.350%, 5/25/2033, 144A	695,706
4,365,000	Toyota Auto Loan Extended Note Trust, Series 2022-1A, Class A, 3.820%, 4/25/2035, 144A	4,184,047
147,776	Toyota Auto Receivables Owner Trust, Series 2020-A, Class A3, 1.660%, 5/15/2024	146,815
284,115	Toyota Auto Receivables Owner Trust, Series 2020-B, Class A3, 1.360%, 8/15/2024	281,326
33,561	World Omni Auto Receivables Trust, Series 2019-B, Class A3, 2.590%, 7/15/2024	33,545

		23,656,148

	ABS Other — 0.7%
491,294	Chesapeake Funding II LLC, Series 2020-1A, Class A1, 0.870%, 8/15/2032, 144A	485,791
207,924	CNH Equipment Trust, Series 2020-A, Class A3, 1.160%, 6/16/2025	204,497
201,239	Diamond Resorts Owner Trust, Series 2018-1, Class A, 3.700%, 1/21/2031, 144A	195,958
1,449,889	Donlen Fleet Lease Funding 2 LLC, Series 2021-2, Class A2, 0.560%, 12/11/2034, 144A	1,400,349
675,000	Enterprise Fleet Financing LLC, Series 2022-3, Class A2, 4.380%, 7/20/2029, 144A	665,542
348,077	Kubota Credit Owner Trust, Series 2020-1A, Class A3, 1.960%, 3/15/2024, 144A	345,693
419,634	MVW LLC, Series 2020-1A, Class A, 1.740%, 10/20/2037, 144A	380,474
	ABS Other — continued
$689,236	Sierra Timeshare Receivables Funding LLC, Series 2020-2A, Class A, 1.330%, 7/20/2037, 144A	$648,314
839,635	Welk Resorts LLC, Series 2019-AA, Class A, 2.800%, 6/15/2038, 144A	795,193

		5,121,811

	ABS Student Loan — 1.0%
1,776,114	Navient Private Education Refi Loan Trust, Series 2019-FA, Class A2, 2.600%, 8/15/2068, 144A	1,644,788
554,194	Navient Private Education Refi Loan Trust, Series 2020-DA, Class A, 1.690%, 5/15/2069, 144A	501,213
1,768,380	Navient Private Education Refi Loan Trust, Series 2021-CA, Class A, 1.060%, 10/15/2069, 144A	1,514,170
4,085,970	Navient Private Education Refi Loan Trust, Series 2021-EA, Class A, 0.970%, 12/16/2069, 144A	3,430,899
1,051,548	SMB Private Education Loan Trust, Series 2021-D, Class A1A, 1.340%, 3/17/2053, 144A	924,099
18,064	SoFi Professional Loan Program LLC, Series 2016-D, Class A1, 1-month LIBOR + 0.950%, 4.034%, 1/25/2039, 144A(a)	18,009

		8,033,178

	Agency Commercial Mortgage-Backed Securities — 38.3%
3,918,437	Federal Home Loan Mortgage Corp., Series Q016, Class APT1, 1.242%, 5/25/2051(b)	3,508,411
11,380,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series K747, Class A2, 2.050%, 11/25/2028(b)	9,830,715
7,165,000	Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Series KJ37, Class A2, 2.333%, 11/25/2030	6,272,302
3,244,816	Federal National Mortgage Association, Series 2014-M2, Class A2, 3.513%, 12/25/2023(b)	3,203,355
17,606	Federal National Mortgage Association, Series 2016-M3, Class ASQ2, 2.263%, 2/25/2023	17,540
2,754,033	Federal National Mortgage Association, Series 2020-M5, Class FA, 1-month LIBOR + 0.460%, 3.024%, 1/25/2027(a)	2,739,781
8,078,171	FHLMC Multifamily Structured Pass Through Certificates, Series KJ20, Class A2, 3.799%, 12/25/2025	7,894,463
3,552,733	FHLMC Multifamily Structured Pass Through Certificates, Series K-F100, Class AS, 30-day Average SOFR + 0.180%, 2.464%, 1/25/2028(a)	3,487,436
7,900,000	FHLMC Multifamily Structured Pass Through Certificates, Series K034, Class A2, 3.531%, 7/25/2023(b)	7,838,087
7,770,210	FHLMC Multifamily Structured Pass Through Certificates, Series K035, Class A2, 3.458%, 8/25/2023(b)	7,703,152
7,500,000	FHLMC Multifamily Structured Pass Through Certificates, Series K038, Class A2, 3.389%, 3/25/2024	7,389,389
2,580,000	FHLMC Multifamily Structured Pass Through Certificates, Series K064, Class A2, 3.224%, 3/25/2027	2,444,085
19,138,779	FHLMC Multifamily Structured Pass Through Certificates, Series K139, Class A1, 2.209%, 10/25/2031	16,752,244
8,000,000	FHLMC Multifamily Structured Pass Through Certificates, Series KC06, Class A2, 2.541%, 8/25/2026	7,488,190

See accompanying notes to financial statements.

73  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Agency Commercial Mortgage-Backed Securities — continued
$17,334,308	FHLMC Multifamily Structured Pass Through Certificates, Series KF123, Class AS, 30-day Average SOFR + 0.200%, 2.484%, 9/25/2028(a)	$17,037,267
297,828	FHLMC Multifamily Structured Pass Through Certificates, Series KF14, Class A, 1-month LIBOR + 0.650%, 3.203%, 1/25/2023(a)	297,830
1,574,605	FHLMC Multifamily Structured Pass Through Certificates, Series KF53, Class A, 1-month LIBOR + 0.390%, 2.943%, 10/25/2025(a)	1,562,720
7,507,707	FHLMC Multifamily Structured Pass Through Certificates, Series KF72, Class A, 1-month LIBOR + 0.500%, 3.053%, 10/25/2026(a)	7,481,405
5,593,638	FHLMC Multifamily Structured Pass Through Certificates, Series KF74, Class AS, 1-month Average Compounded SOFR + 0.530%, 2.815%, 1/25/2027(a)	5,574,033
7,893,174	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AL, 1-month LIBOR + 0.700%, 3.253%, 2/25/2027(a)	7,862,004
10,381,546	FHLMC Multifamily Structured Pass Through Certificates, Series KF77, Class AS, 30-day Average SOFR + 0.900%, 3.184%, 2/25/2027(a)	10,410,490
25,949,920	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AL, 1-month LIBOR + 0.800%, 3.353%, 3/25/2030(a)	25,965,630
25,949,920	FHLMC Multifamily Structured Pass Through Certificates, Series KF78, Class AS, 30-day Average SOFR + 1.000%, 3.284%, 3/25/2030(a)	25,982,682
4,092,689	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AL, 1-month LIBOR + 0.470%, 3.023%, 5/25/2030(a)	4,084,747
3,776,570	FHLMC Multifamily Structured Pass Through Certificates, Series KF79, Class AS, 30-day Average SOFR + 0.580%, 2.864%, 5/25/2030(a)	3,722,244
5,840,698	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AL, 1-month LIBOR + 0.440%, 2.993%, 6/25/2030(a)	5,786,765
3,281,663	FHLMC Multifamily Structured Pass Through Certificates, Series KF80, Class AS, 30-day Average SOFR + 0.510%, 2.794%, 6/25/2030(a)	3,247,123
1,410,131	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AL, 1-month LIBOR + 0.360%, 2.913%, 6/25/2027(a)	1,399,815
1,057,598	FHLMC Multifamily Structured Pass Through Certificates, Series KF81, Class AS, 30-day Average SOFR + 0.400%, 2.684%, 6/25/2027(a)	1,050,698
821,448	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AL, 1-month LIBOR + 0.300%, 2.853%, 7/25/2030(a)	803,880
691,059	FHLMC Multifamily Structured Pass Through Certificates, Series KF84, Class AS, 30-day Average SOFR + 0.320%, 2.604%, 7/25/2030(a)	670,975
326,252	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AL, 1-month LIBOR + 0.300%, 2.853%, 8/25/2030(a)	322,081
	Agency Commercial Mortgage-Backed Securities — continued
$869,712	FHLMC Multifamily Structured Pass Through Certificates, Series KF85, Class AS, 30-day Average SOFR + 0.330%, 2.614%, 8/25/2030(a)	$856,950
1,019,154	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AL, 1-month LIBOR + 0.290%, 2.843%, 8/25/2027(a)	1,008,439
910,075	FHLMC Multifamily Structured Pass Through Certificates, Series KF86, Class AS, 30-day Average SOFR + 0.320%, 2.604%, 8/25/2027(a)	900,181
9,008,896	FHLMC Multifamily Structured Pass Through Certificates, Series KJ21, Class A2, 3.700%, 9/25/2026	8,731,030
7,147,037	FHLMC Multifamily Structured Pass Through Certificates, Series KJ26, Class A2, 2.606%, 7/25/2027	6,730,430
317,894	FHLMC Multifamily Structured Pass Through Certificates, Series KJ28, Class A1, 1.766%, 2/25/2025	313,132
16,300,000	FHLMC Multifamily Structured Pass Through Certificates, Series KJ42, Class A2, 4.118%, 11/25/2032	15,647,511
8,515,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS12, Class A, 1-month LIBOR + 0.650%, 3.203%, 8/25/2029(a)	8,484,453
2,855,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AL, 1-month LIBOR + 0.340%, 2.893%, 4/25/2030(a)	2,816,675
3,140,000	FHLMC Multifamily Structured Pass Through Certificates, Series KS14, Class AS, 30-day Average SOFR + 0.370%, 2.654%, 4/25/2030(a)	3,063,406
1,372,520	FHLMC Multifamily Structured Pass Through Certificates, Series Q008, Class A, 1-month LIBOR + 0.390%, 2.943%, 10/25/2045(a)	1,365,185
5,200,000	FNMA, 3.580%, 1/01/2026	5,042,862
15,093,884	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-107, Class AS, 30-day Average SOFR + 0.250%, 2.534%, 3/25/2028(a)	14,890,378
9,073,574	Freddie Mac Multifamily Structured Pass Through Certificates, Series K-F121, Class AS, 30-day Average SOFR + 0.180%, 2.464%, 8/25/2028(a)	8,920,338
675,911	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AL, 1-month LIBOR + 0.280%, 2.833%, 10/25/2027(a)	669,839
811,531	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF93, Class AS, 30-day Average SOFR + 0.310%, 2.594%, 10/25/2027(a)	804,939
3,538,588	Freddie Mac Multifamily Structured Pass Through Certificates, Series KF97, Class AS, 30-day Average SOFR + 0.250%, 2.534%, 12/25/2030(a)	3,471,133
1,595,593	Freddie Mac Multifamily Structured Pass Through Certificates, Series Q015, Class A, 30-day Average SOFR + 0.200%, 2.485%, 8/25/2024(a)	1,592,173
94,325	Government National Mortgage Association, Series 2003-72, Class Z, 5.332%, 11/16/2045(b)	92,545

		295,233,138

See accompanying notes to financial statements.

|  74

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — 14.0%
$2,272	Federal Home Loan Mortgage Corp., REMIC, Series 1500, Class FD, 7-year CMT – 0.200%, 2.830%, 5/15/2023(a)(c)	$2,199
2,516	Federal Home Loan Mortgage Corp., REMIC, Series 1552, Class I, 10-year CMT – 0.650%, 2.220%, 8/15/2023(a)(c)	2,431
52,927	Federal Home Loan Mortgage Corp., REMIC, Series 2131, Class ZB, 6.000%, 3/15/2029(c)	51,619
432,699	Federal Home Loan Mortgage Corp., REMIC, Series 2978, Class JG, 5.500%, 5/15/2035(c)	433,093
628,666	Federal Home Loan Mortgage Corp., REMIC, Series 3036, Class NE, 5.000%, 9/15/2035(c)	626,995
211,140	Federal Home Loan Mortgage Corp., REMIC, Series 3412, Class AY, 5.500%, 2/15/2038(c)	203,288
647,802	Federal Home Loan Mortgage Corp., REMIC, Series 3561, Class W, IO, 2.500%, 6/15/2048(b)(d)	595,409
560,973	Federal Home Loan Mortgage Corp., REMIC, Series 3620, Class AT, IO, 3.823%, 12/15/2036(b)(d)	551,052
98,978	Federal Home Loan Mortgage Corp., REMIC, Series 4212, Class FW, 4.918%, 6/15/2043(b)(c)	86,776
4,602	Federal National Mortgage Association, REMIC, Series 1994-42, Class FD, 10-year CMT – 0.500%, 2.550%, 4/25/2024(a)(c)	4,436
5,773	Federal National Mortgage Association, REMIC, Series 2002-W10, Class A7, 4.152%, 8/25/2042(b)(c)	5,394
611,844	Federal National Mortgage Association, REMIC, Series 2003-48, Class GH, 5.500%, 6/25/2033(c)	618,964
48,969	Federal National Mortgage Association, REMIC, Series 2005-100, Class BQ, 5.500%, 11/25/2025(c)	47,377
308,383	Federal National Mortgage Association, REMIC, Series 2007-73, Class A1, 1-month LIBOR + 0.060%, 2.426%, 7/25/2037(a)(c)	300,080
593,414	Federal National Mortgage Association, REMIC, Series 2008-86, Class LA, 3.442%, 8/25/2038(b)	558,197
1,163,651	Federal National Mortgage Association, REMIC, Series 2012-56, Class FK, 1-month LIBOR + 0.450%, 3.534%, 6/25/2042(a)	1,152,245
1,385,249	Federal National Mortgage Association, REMIC, Series 2012-58, Class KF, 1-month LIBOR + 0.550%, 3.634%, 6/25/2042(a)	1,381,693
3,180,329	Federal National Mortgage Association, REMIC, Series 2012-83, Class LF, 1-month LIBOR + 0.510%, 3.594%, 8/25/2042(a)	3,156,315
1,840,298	Federal National Mortgage Association, REMIC, Series 2013-67, Class NF, 1-month LIBOR + 1.000%, 4.084%, 7/25/2043(a)	1,733,120
3,317,947	Federal National Mortgage Association, REMIC, Series 2015-4, Class BF, 1-month LIBOR + 0.400%, 3.484%, 2/25/2045(a)	3,269,585
5,502,050	Federal National Mortgage Association, REMIC, Series 2020-35, Class FA, 1-month LIBOR + 0.500%, 2.873%, 6/25/2050(a)	5,392,366
5,289	FHLMC Structured Pass Through Securities, Series T-60, Class 2A1, 3.568%, 3/25/2044(b)(c)	4,336
275,715	FHLMC Structured Pass Through Securities, Series T-62, Class 1A1, 12-month MTA + 1.200%, 2.304%, 10/25/2044(a)(c)	286,045
1,011,301	Government National Mortgage Association, Series 2005-18, Class F, 1-month LIBOR + 0.200%, 3.214%, 2/20/2035(a)	1,005,532
758,317	Government National Mortgage Association, Series 2007-59, Class FM, 1-month LIBOR + 0.520%, 3.534%, 10/20/2037(a)(c)	755,767
	Collateralized Mortgage Obligations — continued
240,919	Government National Mortgage Association, Series 2009-H01, Class FA, 1-month LIBOR + 1.150%, 4.164%, 11/20/2059(a)(c)	240,462
686,969	Government National Mortgage Association, Series 2010-H20, Class AF, 1-month LIBOR + 0.330%, 2.687%, 10/20/2060(a)	680,412
544,509	Government National Mortgage Association, Series 2010-H24, Class FA, 1-month LIBOR + 0.350%, 2.707%, 10/20/2060(a)	538,974
352,251	Government National Mortgage Association, Series 2010-H27, Class FA, 1-month LIBOR + 0.380%, 2.737%, 12/20/2060(a)	348,793
35,185	Government National Mortgage Association, Series 2011- H20, Class FA, 1-month LIBOR + 0.550%, 2.907%, 9/20/2061(a)	34,954
443,766	Government National Mortgage Association, Series 2011-H06, Class FA, 1-month LIBOR + 0.450%, 2.807%, 2/20/2061(a)	440,083
27,013	Government National Mortgage Association, Series 2011-H08, Class FA, 1-month LIBOR + 0.600%, 2.957%, 2/20/2061(a)	26,871
28,890	Government National Mortgage Association, Series 2011-H23, Class HA, 3.000%, 12/20/2061(c)	26,447
26,481	Government National Mortgage Association, Series 2012-124, Class HT, 6.500%, 7/20/2032(b)(c)	25,648
2,317,625	Government National Mortgage Association, Series 2012-18, Class FM, 1-month LIBOR + 0.250%, 3.264%, 9/20/2038(a)	2,309,215
89	Government National Mortgage Association, Series 2012-H15, Class FA, 1-month LIBOR + 0.450%, 2.807%, 5/20/2062(a)(c)	85
325,963	Government National Mortgage Association, Series 2012-H18, Class NA, 1-month LIBOR + 0.520%, 2.877%, 8/20/2062(a)	324,132
1,196,920	Government National Mortgage Association, Series 2012-H20, Class PT, 3.664%, 7/20/2062(b)	1,193,174
16,382	Government National Mortgage Association, Series 2012-H29, Class HF, 1-month LIBOR + 0.500%, 2.857%, 10/20/2062(a)(c)	15,691
27,460	Government National Mortgage Association, Series 2013-H02, Class GF, 1-month LIBOR + 0.500%, 2.857%, 12/20/2062(a)(c)	26,373
1,041,779	Government National Mortgage Association, Series 2013-H08, Class FA, 1-month LIBOR + 0.350%, 2.707%, 3/20/2063(a)	1,033,591
1,056,319	Government National Mortgage Association, Series 2013-H10, Class FA, 1-month LIBOR + 0.400%, 2.757%, 3/20/2063(a)	1,047,144
145,025	Government National Mortgage Association, Series 2013-H14, Class FG, 1-month LIBOR + 0.470%, 2.827%, 5/20/2063(a)	143,862
4,026,948	Government National Mortgage Association, Series 2013-H22, Class FT, 1-year CMT + 0.650%, 3.660%, 4/20/2063(a)	4,016,657
3,166,018	Government National Mortgage Association, Series 2014-H14, Class FA, 1-month LIBOR + 0.500%, 2.298%, 7/20/2064(a)	3,135,720
2,595,824	Government National Mortgage Association, Series 2014-H15, Class FA, 1-month LIBOR + 0.500%, 2.857%, 7/20/2064(a)	2,568,784
1,821,559	Government National Mortgage Association, Series 2015-H04, Class FL, 1-month LIBOR + 0.470%, 2.827%, 2/20/2065(a)	1,803,891

See accompanying notes to financial statements.

75  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Collateralized Mortgage Obligations — continued
$3,428	Government National Mortgage Association, Series 2015-H05, Class FA, 1-month LIBOR + 0.300%, 2.657%, 4/20/2061(a)(c)	$3,297
5,990	Government National Mortgage Association, Series 2015-H09, Class HA, 1.750%, 3/20/2065(c)	5,383
236,268	Government National Mortgage Association, Series 2015-H10, Class FC, 1-month LIBOR + 0.480%, 2.837%, 4/20/2065(a)	233,848
3,627,332	Government National Mortgage Association, Series 2015-H10, Class JA, 2.250%, 4/20/2065	3,506,939
2,785	Government National Mortgage Association, Series 2015-H11, Class FA, 1-month LIBOR + 0.250%, 2.607%, 4/20/2065(a)(c)	2,668
2,148,484	Government National Mortgage Association, Series 2015-H12, Class FL, 1-month LIBOR + 0.230%, 2.587%, 5/20/2065(a)	2,125,234
54,724	Government National Mortgage Association, Series 2015-H19, Class FH, 1-month LIBOR + 0.300%, 2.657%, 7/20/2065(a)(c)	53,856
2,792	Government National Mortgage Association, Series 2015-H29, Class FA, 1-month LIBOR + 0.700%, 3.057%, 10/20/2065(a)(c)	2,686
2,979	Government National Mortgage Association, Series 2015-H30, Class FA, 1-month LIBOR + 0.680%, 3.037%, 8/20/2061(a)(c)	2,857
3,455,886	Government National Mortgage Association, Series 2016-H06, Class FC, 1-month LIBOR + 0.920%, 3.277%, 2/20/2066(a)	3,427,076
982,559	Government National Mortgage Association, Series 2016-H20, Class FB, 1-month LIBOR + 0.550%, 2.907%, 9/20/2066(a)	974,666
2,318,859	Government National Mortgage Association, Series 2017-H05, Class FC, 1-month LIBOR + 0.750%, 3.107%, 2/20/2067(a)	2,300,065
33,912	Government National Mortgage Association, Series 2018-H02, Class FJ, 1-month LIBOR + 0.200%, 2.557%, 10/20/2064(a)(c)	33,547
4,743,525	Government National Mortgage Association, Series 2018-H11, Class FJ, 12-month LIBOR + 0.080%, 2.855%, 6/20/2068(a)	4,610,998
108,858	Government National Mortgage Association, Series 2018-H14, Class FG, 1-month LIBOR + 0.350%, 2.707%, 9/20/2068(a)	107,644
6,857,879	Government National Mortgage Association, Series 2018-H16, Class FA, 1-month LIBOR + 0.420%, 2.777%, 9/20/2068(a)	6,714,246
6,140,983	Government National Mortgage Association, Series 2019-H04, Class NA, 3.500%, 9/20/2068	5,760,900
2,163,025	Government National Mortgage Association, Series 2019-H13, Class FT, 1-year CMT + 0.450%, 3.460%, 8/20/2069(a)	2,162,021
1,900,285	Government National Mortgage Association, Series 2020-30, Class F, 1-month LIBOR + 0.400%, 2.166%, 4/20/2048(a)	1,853,070
3,641,415	Government National Mortgage Association, Series 2020-53, Class NF, 1-month LIBOR + 0.450%, 2.021%, 5/20/2046(a)	3,474,715
3,697,548	Government National Mortgage Association, Series 2020-H02, Class FG, 1-month LIBOR + 0.600%, 2.957%, 1/20/2070(a)	3,652,906
4,227,922	Government National Mortgage Association, Series 2020-H04, Class FP, 1-month LIBOR + 0.500%, 2.857%, 6/20/2069(a)	4,168,861
	Collateralized Mortgage Obligations — continued
8,183,179	Government National Mortgage Association, Series 2020-H07, Class FL, 1-month LIBOR + 0.650%, 3.007%, 4/20/2070(a)	8,138,818
8,587,998	Government National Mortgage Association, Series 2020-H10, Class FD, 1-month LIBOR + 0.400%, 2.757%, 5/20/2070(a)	8,533,223
3,573,404	Government National Mortgage Association, Series 2020-HO1, Class FT, 1-year CMT + 0.500%, 0.710%, 1/20/2070(a)	3,559,868

		107,614,669

	Hybrid ARMs — 2.6%
152,368	FHLMC, 12-month LIBOR + 1.730%, 2.114%, 4/01/2037(a)	153,766
42,859	FHLMC, 12-month LIBOR + 1.741%, 2.220%, 12/01/2037(a)	42,315
479,509	FHLMC, 1-year CMT + 2.285%, 2.433%, 2/01/2036(a)	489,903
150,439	FHLMC, 12-month LIBOR + 1.903%, 2.453%, 4/01/2037(a)	149,174
85,996	FHLMC, 1-year CMT + 2.250%, 2.497%, 2/01/2035(a)	87,115
281,271	FHLMC, 1-year CMT + 2.245%, 2.573%, 3/01/2036(a)	285,185
789,994	FHLMC, 1-year CMT + 2.261%, 2.585%, 2/01/2036(a)	802,797
65,666	FHLMC, 1-year CMT + 2.470%, 2.595%, 9/01/2038(a)	64,248
222,711	FHLMC, 6-month LIBOR + 1.770%, 2.643%, 6/01/2037(a)	218,034
87,347	FHLMC, 1-year CMT + 2.208%, 2.660%, 9/01/2038(a)	86,040
79,932	FHLMC, 12-month LIBOR + 1.739%, 2.801%, 3/01/2038(a)	79,278
1,437,164	FHLMC, 12-month LIBOR + 1.840%, 2.844%, 1/01/2046(a)	1,446,459
244,259	FHLMC, 1-year CMT + 2.165%, 2.891%, 4/01/2036(a)	240,528
81,885	FHLMC, 12-month LIBOR + 1.790%, 3.057%, 11/01/2038(a)	81,223
1,332,055	FHLMC, 1-year CMT + 2.251%, 3.190%, 3/01/2037(a)	1,359,655
157,815	FHLMC, 12-month LIBOR + 1.935%, 3.245%, 12/01/2034(a)	156,590
654,568	FHLMC, 12-month LIBOR + 1.896%, 3.275%, 9/01/2041(a)	666,823
439,282	FHLMC, 12-month LIBOR + 1.765%, 3.746%, 9/01/2035(a)	445,126
81,620	FHLMC, 12-month LIBOR + 1.698%, 3.751%, 11/01/2038(a)	80,571
293,238	FHLMC, 1-year CMT + 2.247%, 3.917%, 9/01/2038(a)	300,580
313,262	FHLMC, 1-year CMT + 2.220%, 4.144%, 7/01/2033(a)	309,751
818,930	FNMA, 12-month LIBOR + 1.800%, 2.050%, 10/01/2041(a)	832,059
114,557	FNMA, 12-month LIBOR + 1.800%, 2.050%, 12/01/2041(a)	112,931
41,707	FNMA, 12-month LIBOR + 1.754%, 2.089%, 1/01/2037(a)	41,329
181,007	FNMA, 12-month LIBOR + 1.734%, 2.188%, 2/01/2037(a)	179,772
308,509	FNMA, 1-year CMT + 2.185%, 2.310%, 1/01/2036(a)	310,443
30,271	FNMA, 12-month LIBOR + 1.565%, 2.315%, 4/01/2037(a)	29,964
141,017	FNMA, 12-month LIBOR + 1.667%, 2.384%, 10/01/2033(a)	141,645
470,620	FNMA, 12-month LIBOR + 1.820%, 2.445%, 2/01/2047(a)	476,304
88,267	FNMA, 12-month LIBOR + 1.729%, 2.450%, 11/01/2035(a)	90,115
453,762	FNMA, 12-month LIBOR + 1.804%, 2.489%, 3/01/2037(a)	456,146

See accompanying notes to financial statements.

|  76

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Hybrid ARMs — continued
$97,674	FNMA, 12-month LIBOR + 1.800%, 2.544%, 3/01/2034(a)	$98,839
139,870	FNMA, 1-year CMT + 2.486%, 2.608%, 5/01/2035(a)	143,991
962,404	FNMA, 1-year CMT + 2.225%, 2.734%, 4/01/2034(a)	974,296
107,460	FNMA, 1-year CMT + 2.199%, 2.739%, 4/01/2034(a)	105,311
472,671	FNMA, 12-month LIBOR + 1.566%, 2.785%, 7/01/2035(a)	478,316
666,820	FNMA, 12-month LIBOR + 1.554%, 2.902%, 4/01/2037(a)	674,797
510,662	FNMA, 12-month LIBOR + 1.712%, 2.926%, 9/01/2037(a)	520,352
251,730	FNMA, 1-year CMT + 2.145%, 2.968%, 6/01/2036(a)	252,989
143,953	FNMA, 1-year CMT + 2.148%, 2.988%, 9/01/2034(a)	147,499
264,728	FNMA, 6-month LIBOR + 1.546%, 2.994%, 7/01/2035(a)	269,747
131,304	FNMA, 12-month LIBOR + 1.688%, 3.024%, 11/01/2036(a)	133,622
278,708	FNMA, 6-month LIBOR + 2.031%, 3.038%, 7/01/2037(a)	282,221
100,142	FNMA, 1-year CMT + 2.185%, 3.068%, 12/01/2034(a)	98,568
47,033	FNMA, 1-year CMT + 2.211%, 3.211%, 4/01/2033(a)	46,431
20,518	FNMA, 12-month LIBOR + 1.806%, 3.293%, 7/01/2041(a)	20,325
844,117	FNMA, 1-year CMT + 2.169%, 3.348%, 12/01/2040(a)	860,744
1,442,931	FNMA, 1-year CMT + 2.205%, 3.354%, 10/01/2034(a)	1,473,476
115,269	FNMA, 1-year CMT + 2.287%, 3.406%, 10/01/2033(a)	114,040
124,960	FNMA, 1-year CMT + 2.500%, 3.479%, 8/01/2036(a)	129,051
888,326	FNMA, 1-year CMT + 2.188%, 3.724%, 11/01/2033(a)	911,260
20,745	FNMA, 6-month LIBOR + 1.460%, 3.737%, 2/01/2037(a)	20,956
393,310	FNMA, 12-month LIBOR + 1.564%, 3.738%, 9/01/2037(a)	395,950
87,812	FNMA, 12-month LIBOR + 1.554%, 3.804%, 8/01/2035(a)	86,745
218,660	FNMA, 12-month LIBOR + 1.639%, 3.889%, 8/01/2038(a)	216,651
195,490	FNMA, 1-year CMT + 2.287%, 3.914%, 6/01/2033(a)	193,680
308,633	FNMA, 12-month LIBOR + 1.669%, 3.919%, 7/01/2038(a)	306,635
295,549	FNMA, 12-month LIBOR + 1.678%, 3.928%, 8/01/2034(a)	292,510
52,446	FNMA, 1-year CMT + 2.145%, 3.934%, 9/01/2036(a)	52,353
366,784	FNMA, 1-year CMT + 2.270%, 4.020%, 6/01/2037(a)	381,932
62,096	FNMA, 12-month LIBOR + 2.473%, 4.223%, 6/01/2035(a)	61,736
135,384	FNMA, 1-year CMT + 2.223%, 4.223%, 8/01/2035(a)	133,342
53,358	FNMA, 1-year CMT + 2.440%, 4.266%, 8/01/2033(a)	52,843

		20,147,077

	Mortgage Related — 1.8%
16,624	FHLMC, 3.000%, 10/01/2026	16,196
127,717	FHLMC, 4.000%, with various maturities from 2024 to 2042(e)	122,224
37,714	FHLMC, 4.500%, with various maturities from 2025 to 2034(e)	36,827
2,644	FHLMC, 5.500%, 10/01/2023	2,642
119,226	FHLMC, 6.500%, 12/01/2034	123,845
38	FHLMC, 7.500%, 6/01/2026	38
80,850	FNMA, 3.000%, 3/01/2042	72,452
	Mortgage Related — continued
592,377	FNMA, 5.000%, with various maturities from 2037 to 2038(e)	596,128
195,562	FNMA, 5.500%, with various maturities from 2023 to 2033(e)	196,504
2,050	FNMA, 6.000%, 12/01/2022	2,047
138,235	FNMA, 6.500%, with various maturities from 2032 to 2037(e)	143,148
30,135	FNMA, 7.500%, with various maturities from 2030 to 2032(e)	30,689
1,442,302	GNMA, 1-month LIBOR + 1.747%, 3.374%, 2/20/2061(a)	1,456,209
992,284	GNMA, 1-month LIBOR + 1.890%, 3.523%, 2/20/2063(a)	1,004,795
716,334	GNMA, 1-month LIBOR + 2.122%, 3.790%, 3/20/2063(a)	728,433
535,882	GNMA, 1-month LIBOR + 2.209%, 3.842%, 5/20/2065(a)	547,064
543,822	GNMA, 1-month LIBOR + 2.248%, 3.881%, 6/20/2065(a)	558,308
489,911	GNMA, 1-month LIBOR + 2.337%, 3.969%, 2/20/2063(a)	498,746
55,863	GNMA, 4.007%, 12/20/2062(b)	55,411
25,205	GNMA, 4.140%, 12/20/2061(b)	24,446
14,029	GNMA, 4.317%, 8/20/2061(b)	13,738
166,370	GNMA, 4.434%, 7/20/2063(b)	163,562
2,274,728	GNMA, 4.457%, 10/20/2065(b)	2,249,082
1,112,001	GNMA, 4.594%, 2/20/2066(b)	1,105,431
1,740,393	GNMA, 4.604%, 3/20/2064(b)	1,734,635
168,727	GNMA, 4.609%, 1/20/2064(b)	167,995
6,860	GNMA, 4.619%, 2/20/2062(b)	6,366
3,050	GNMA, 4.622%, 8/20/2062(b)	3,007
50,310	GNMA, 4.630%, with various maturities from 2062 to 2063(b)(e)	48,843
1,575,317	GNMA, 4.677%, 11/20/2063(b)	1,570,643
592,165	GNMA, 4.700%, with various maturities from 2061 to 2064(b)(e)	587,356
2,108	GNMA, 4.878%, 4/20/2061(b)	2,046
5,464	GNMA, 6.000%, 12/15/2031	5,819
24,144	GNMA, 6.500%, 5/15/2031	25,131
22,571	GNMA, 7.000%, 10/15/2028	22,980

		13,922,786

	Non-Agency Commercial Mortgage-Backed Securities — 3.8%
1,595,000	BANK, Series 2020-BN25, Class A5, 2.649%, 1/15/2063	1,340,148
3,895,000	Barclays Commercial Mortgage Securities Trust, Series 2020-BID, Class A, 1-month LIBOR + 2.140%, 4.958%, 10/15/2037, 144A(a)	3,836,272
1,825,000	BPR Trust, Series 2021-NRD, Class A, 1-month SOFR + 1.525%, 4.447%, 12/15/2023, 144A(a)	1,746,671
4,650,000	BPR Trust, Series 2022-SSP, Class A, 1-month SOFR + 3.000%, 5.845%, 5/15/2039, 144A(a)	4,631,121
1,745,000	CFCRE Commercial Mortgage Trust, Series 2016-C7, Class A3, 3.839%, 12/10/2054	1,643,510
1,310,000	Commercial Mortgage Pass Through Certificates, Series 2012-LTRT, Class A2, 3.400%, 10/05/2030, 144A	1,231,396
1,488,000	Commercial Mortgage Pass Through Certificates, Series 2014-UBS2, Class A5, 3.961%, 3/10/2047	1,459,364
2,847,198	Commercial Mortgage Pass Through Certificates, Series 2016-DC2, Class ASB, 3.550%, 2/10/2049	2,770,885

See accompanying notes to financial statements.

77  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Limited Term Government and Agency Fund – (continued)

Principal Amount	Description	Value (†)
	Non-Agency Commercial Mortgage-Backed Securities — continued
$2,570,000	DROP Mortgage Trust, Series 2021-FILE, Class A, 1-month LIBOR + 1.150%, 3.970%, 10/15/2043, 144A(a)	$2,476,593
2,600,000	Hudsons Bay Simon JV Trust, Series 2015-HB7, Class A7, 3.914%, 8/05/2034, 144A	2,305,825
705,399	Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C8, Class A4, 3.134%, 12/15/2048	703,460
3,295,000	SPGN Mortgage Trust, Series 2022-TFLM. Class A, 1-month SOFR + 1.550%, 4.395%, 2/15/2039, 144A(a)	3,141,734
3,279,464	Starwood Retail Property Trust, Series 2014-STAR, Class A, 1-month LIBOR + 1.470%, 4.288%, 11/15/2027, 144A(a)	2,246,433

		29,533,412

	Treasuries — 30.5%
7,425,000	U.S. Treasury Note, 0.375%, 9/30/2027	6,194,364
41,725,000	U.S. Treasury Note, 0.750%, 8/31/2026	36,592,499
25,460,000	U.S. Treasury Note, 0.875%, 9/30/2026	22,397,838
21,410,000	U.S. Treasury Note, 1.250%, 12/31/2026	19,017,265
8,920,000	U.S. Treasury Note, 1.875%, 2/28/2027	8,123,472
17,930,000	U.S. Treasury Note, 2.750%, 4/30/2027	16,920,737
71,120,000	U.S. Treasury Note, 2.750%, 2/15/2028	66,599,991
11,365,000	U.S. Treasury Note, 2.750%, 8/15/2032	10,391,872
3,955,000	U.S. Treasury Note, 4.125%, 9/30/2027	3,967,977
45,290,000	U.S. Treasury Note, 4.250%, 9/30/2024	45,311,230

		235,517,245

	Total Bonds and Notes (Identified Cost $774,491,961)	738,779,464

Short-Term Investments — 4.1%
2,293,099	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $2,293,309 on 10/03/2022 collateralized by $2,385,000 U.S. Treasury Note, 3.500% due 9/15/2025 valued at $2,338,977 including accrued interest (Note 2 of Notes to Financial Statements)	2,293,099
29,775,000	U.S. Treasury Bills, 2.315%-2.450%, 10/11/2022(f)(g)	29,758,789

	Total Short-Term Investments (Identified Cost $32,051,057)	32,051,888

	Total Investments — 99.9% (Identified Cost $806,543,018)	770,831,352
	Other assets less liabilities — 0.1%	663,791

	Net Assets — 100.0%	$771,495,143

(†)	See Note 2 of Notes to Financial Statements.
(a)	Variable rate security. Rate as of September 30, 2022 is disclosed.
(b)	Variable rate security. The interest rate adjusts periodically based on; (i) changes in current interest rates and/or prepayments on underlying pools of assets, if applicable, (ii) reference to a base lending rate plus or minus a margin, and/or (iii) reference to a base lending rate adjusted by a multiplier and/or subject to certain floors or caps. Rate as of September 30, 2022 is disclosed.
(c)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.

(d)	Interest only security. Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the outstanding par amount of the pool held as of the end of the period.
(e)	The Fund’s investment in mortgage related securities of Federal Home Loan Mortgage Corporation, Federal National Mortgage Association and Government National Mortgage Association are interests in separate pools of mortgages. All separate investments in securities of each issuer which have the same coupon rate have been aggregated for the purpose of presentation in the Portfolio of Investments.
(f)	Interest rate represents discount rate at time of purchase; not a coupon rate.
(g)	The Fund’s investment in U.S. Government/Agency securities is comprised of various lots with differing discount rates. These separate investments, which have the same maturity date, have been aggregated for the purpose of presentation in the Portfolio of Investments.

144A	All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2022, the value of Rule 144A holdings amounted to $53,179,853 or 6.9% of net assets.
ABS	Asset-Backed Securities
ARMs	Adjustable Rate Mortgages
CMT	Constant Maturity Treasury
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
LIBOR	London Interbank Offered Rate
MTA	Monthly Treasury Average Interest
REMIC	Real Estate Mortgage Investment Conduit
SOFR	Secured Overnight Financing Rate

Industry Summary at September 30, 2022

Agency Commercial Mortgage-Backed Securities	38.3%
Treasuries	30.5
Collateralized Mortgage Obligations	14.0
Non-Agency Commercial Mortgage-Backed Securities	3.8
ABS Car Loan	3.1
Hybrid ARMs	2.6
Other Investments, less than 2% each	3.5
Short-Term Investments	4.1

Total Investments	99.9
Other assets less liabilities	0.1

Net Assets	100.0%

See accompanying notes to financial statements.

|  78

Statements of Assets and Liabilities

September 30, 2022

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
ASSETS
Investments at cost	$6,753,613,336	$24,438,425	$3,240,104,544
Net unrealized depreciation	(910,582,848)	(4,104,362)	(294,396,189)

Investments at value	5,843,030,488	20,334,063	2,945,708,355
Cash	2,626,054	1,240	365
Due from brokers (Note 2)	8,300,000	25,000	4,766,726
Foreign currency at value (identified cost $0, $0 and $4,022,662, respectively)	—	—	3,894,539
Receivable for Fund shares sold	8,968,496	—	2,246,026
Receivable from investment adviser (Note 6)	—	7,657	—
Receivable for securities sold	222,797,920	—	13,828,151
Collateral received for open forward foreign currency contracts (Notes 2 and 4)	—	—	120,000
Dividends and interest receivable	44,918,335	204,184	10,223,879
Unrealized appreciation on forward foreign currency contracts (Note 2)	—	—	2,209,051
Tax reclaims receivable	—	—	421,934
Prepaid expenses (Note 8)	795	3	478

TOTAL ASSETS	6,130,642,088	20,572,147	2,983,419,504

LIABILITIES
Payable for securities purchased	194,192,874	39,399	5,694,356
Payable for Fund shares redeemed	20,289,788	—	7,553,457
Unrealized depreciation on forward foreign currency contracts (Note 2)	—	—	5,597,291
Foreign taxes payable (Note 2)	—	—	42,238
Due to brokers (Note 2)	—	—	120,000
Payable for variation margin on futures contracts (Note 2)	1,641,428	4,500	255,704
Management fees payable (Note 6)	1,575,451	—	1,966,348
Deferred Trustees’ fees (Note 6)	791,783	5,392	357,843
Administrative fees payable (Note 6)	232,042	797	122,126
Payable to distributor (Note 6d)	59,307	1	53,123
Audit and tax services fees payable	60,912	68,386	62,918
Other accounts payable and accrued expenses	405,025	2,271	287,813

TOTAL LIABILITIES	219,248,610	120,746	22,113,217

NET ASSETS	$5,911,393,478	$20,451,401	$2,961,306,287

NET ASSETS CONSIST OF:
Paid-in capital	$7,166,194,154	$24,573,182	$3,053,267,894
Accumulated loss	(1,254,800,676)	(4,121,781)	(91,961,607)

NET ASSETS	$5,911,393,478	$20,451,401	$2,961,306,287

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$428,825,437	$175,280	$482,030,976

Shares of beneficial interest	38,295,691	21,085	24,178,882

Net asset value and redemption price per share	$11.20	$8.31	$19.94

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$11.70	$8.68	$21.16

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$48,678,503	$869	$302,501,011

Shares of beneficial interest	4,343,551	105	15,637,926

Net asset value and offering price per share	$11.21	$8.30 *	$19.34

Class N shares:
Net assets	$1,890,793,347	$20,228,810	$243,861,731

Shares of beneficial interest	167,246,947	2,434,178	12,105,708

Net asset value, offering and redemption price per share	$11.31	$8.31	$20.14

Class Y shares:
Net assets	$3,543,096,191	$46,442	$1,932,912,569

Shares of beneficial interest	313,593,773	5,589	95,972,302

Net asset value, offering and redemption price per share	$11.30	$8.31	$20.14

*	Net asset value calculations have been determined utilizing fractional share and penny amounts.

See accompanying notes to financial statements.

79  |

Statements of Assets and Liabilities (continued)

September 30, 2022

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
ASSETS
Investments at cost	$7,724,227,643	$314,752,587	$806,543,018
Net unrealized appreciation (depreciation)	1,779,653,921	(22,251,529)	(35,711,666)

Investments at value	9,503,881,564	292,501,058	770,831,352
Cash	—	69	63
Due from brokers (Note 2)	—	475,000	—
Receivable for Fund shares sold	27,028,448	356,283	1,106,442
Receivable for securities sold	—	1,353,374	20,089,702
Dividends and interest receivable	596,148	1,775,714	1,579,815
Tax reclaims receivable	5,854,326	2,965	—
Prepaid expenses (Note 8)	1,386	37	101

TOTAL ASSETS	9,537,361,872	296,464,500	793,607,475

LIABILITIES
Payable for securities purchased	—	2,875,005	20,319,032
Payable for Fund shares redeemed	43,473,022	262,289	742,343
Payable for variation margin on futures contracts (Note 2)	—	79,822	—
Distributions payable	—	—	260,189
Management fees payable (Note 6)	4,246,391	42,914	177,616
Deferred Trustees’ fees (Note 6)	743,523	141,898	405,421
Administrative fees payable (Note 6)	391,601	11,548	30,411
Payable to distributor (Note 6d)	89,583	2,325	13,252
Audit and tax services fees payable	48,471	57,904	62,456
Other accounts payable and accrued expenses	673,557	27,132	101,612

TOTAL LIABILITIES	49,666,148	3,500,837	22,112,332

NET ASSETS	$9,487,695,724	$292,963,663	$771,495,143

NET ASSETS CONSIST OF:
Paid-in capital	$6,501,830,885	$336,485,275	$860,567,714
Accumulated earnings (loss)	2,985,864,839	(43,521,612)	(89,072,571)

NET ASSETS	$9,487,695,724	$292,963,663	$771,495,143

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$1,164,115,560	$18,077,056	$246,532,128

Shares of beneficial interest	70,770,956	1,958,702	23,145,253

Net asset value and redemption price per share	$16.45	$9.23	$10.65

Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$17.45	$9.64	$10.90

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$65,976,578	$174,030	$14,144,764

Shares of beneficial interest	4,573,999	18,781	1,331,286

Net asset value and offering price per share	$14.42	$9.27	$10.62

Class N shares:
Net assets	$663,000,518	$19,294,301	$19,656,357

Shares of beneficial interest	37,095,812	2,092,396	1,840,520

Net asset value, offering and redemption price per share	$17.87	$9.22	$10.68

Class Y shares:
Net assets	$7,594,603,068	$255,418,276	$491,161,894

Shares of beneficial interest	425,314,607	27,686,594	45,966,094

Net asset value, offering and redemption price per share	$17.86	$9.23	$10.69

See accompanying notes to financial statements.

|  80

Statements of Operations

For the Year Ended September 30, 2022

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund
INVESTMENT INCOME
Interest	$210,277,484	$723,261	$45,510,780
Dividends	—	28,259	25,668,899
Less net foreign taxes withheld	—	—	(1,076,779)

	210,277,484	751,520	70,102,900

Expenses
Management fees (Note 6)	23,767,446	96,549	31,131,971
Service and distribution fees (Note 6)	2,184,202	272	5,910,914
Administrative fees (Note 6)	3,265,761	10,145	1,860,255
Trustees’ fees and expenses (Note 6)	216,171	12,490	127,869
Trustees’ fees deferred compensation (Note 6)	(111,172)	2,441	(42,781)
Transfer agent fees and expenses (Notes 6 and 7)	5,478,136	3,958	3,157,302
Audit and tax services fees	57,614	66,360	63,458
Custodian fees and expenses	277,586	8,074	337,807
Legal fees (Note 8)	229,962	699	138,499
Registration fees	143,416	67,032	117,903
Shareholder reporting expenses	351,406	5,825	241,938
Miscellaneous expenses	238,053	27,212	172,402

Total expenses	36,098,581	301,057	43,217,537
Less waiver and/or expense reimbursement (Note 6)	(206,650)	(181,170)	—

Net expenses	35,891,931	119,887	43,217,537

Net investment income	174,385,553	631,633	26,885,363

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS, SHORT SALES, SWAP AGREEMENTS, FORWARD FOREIGN CURRENCY CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	(272,059,962)	(31,665)	259,590,341
Futures contracts	(7,112,236)	293,058	(315,243)
Short sales	1,888,412	—	—
Swap agreements	—	5,371	127,433
Forward foreign currency contracts (Note 2e)	—	—	(52,272,395)
Foreign currency transactions (Note 2d)	48,829	—	(1,372,180)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,044,004,098)	(4,664,434)	(1,369,676,354)
Futures contracts	(14,563,241)	(57,368)	(2,901,289)
Forward foreign currency contracts (Note 2e)	—	—	1,334,625
Foreign currency translations (Note 2d)	(3,433)	—	103,575

Net realized and unrealized loss on investments, futures contracts, short sales, swap agreements, forward foreign currency contracts and foreign currency transactions	(1,335,805,729)	(4,455,038)	(1,165,381,487)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,161,420,176)	$(3,823,405)	$(1,138,496,124)

See accompanying notes to financial statements.

81  |

Statements of Operations (continued)

For the Year Ended September 30, 2022

	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
INVESTMENT INCOME
Interest	$174,229	$7,370,382	$12,390,131
Dividends	76,324,181	—	—
Less net foreign taxes withheld	(2,765,680)	—	—

	73,732,730	7,370,382	12,390,131

Expenses
Management fees (Note 6)	61,919,222	874,113	2,919,401
Service and distribution fees (Note 6)	4,835,421	54,733	846,386
Administrative fees (Note 6)	5,454,700	154,230	411,358
Trustees’ fees and expenses (Note 6)	352,527	21,426	37,842
Trustees’ fees deferred compensation (Note 6)	(65,470)	(24,584)	(77,294)
Transfer agent fees and expenses (Notes 6 and 7)	9,651,608	233,862	774,084
Audit and tax services fees	66,981	55,832	60,297
Custodian fees and expenses	558,555	26,172	42,302
Legal fees (Note 8)	399,159	11,008	29,186
Registration fees	304,857	85,133	110,948
Shareholder reporting expenses	667,685	35,462	70,554
Miscellaneous expenses	418,114	35,781	56,948

Total expenses	84,563,359	1,563,168	5,282,012
Less waiver and/or expense reimbursement (Note 6)	—	(119,658)	(244,804)

Net expenses	84,563,359	1,443,510	5,037,208

Net investment income (loss)	(10,830,629)	5,926,872	7,352,923

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
Investments	1,235,669,337	(18,098,631)	(21,343,422)
Futures contracts	—	(1,596,732)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(4,804,674,396)	(23,620,839)	(38,167,377)
Futures contracts	—	(1,274,989)	—
Foreign currency translations (Note 2d)	(309,904)	—	—

Net realized and unrealized loss on investments, futures contracts and foreign currency transactions	(3,569,314,963)	(44,591,191)	(59,510,799)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,580,145,592)	$(38,664,319)	$(52,157,876)

See accompanying notes to financial statements.

|  82

Statements of Changes in Net Assets

	Core Plus Bond Fund		Credit Income Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment income	$174,385,553	$163,972,599	$631,633	$616,673
Net realized gain (loss) on investments, futures contracts, short sales, swap agreements and foreign currency transactions	(277,234,957)	116,923,272	266,764	91,677
Net change in unrealized appreciation (depreciation) on investments, futures contracts and foreign currency translations	(1,058,570,772)	(226,524,491)	(4,721,802)	680,884

Net increase (decrease) in net assets resulting from operations	(1,161,420,176)	54,371,380	(3,823,405)	1,389,234

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(16,005,020)	(26,989,208)	(3,571)	(2,194)
Class C	(1,420,755)	(4,109,684)	(25)	(20)
Class N	(68,723,627)	(114,300,522)	(818,127)	(776,415)
Class Y	(135,179,006)	(253,871,577)	(1,898)	(642)

Total distributions	(221,328,408)	(399,270,991)	(823,621)	(779,271)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(1,555,408,285)	(84,293,745)	142,887	(572,703)

Net increase (decrease) in net assets	(2,938,156,869)	(429,193,356)	(4,504,139)	37,260
NET ASSETS
Beginning of the year	8,849,550,347	9,278,743,703	24,955,540	24,918,280

End of the year	$5,911,393,478	$8,849,550,347	$20,451,401	$24,955,540

See accompanying notes to financial statements.

83  |

Statements of Changes in Net Assets (continued)

	Global Allocation Fund		Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment income (loss)	$26,885,363	$15,287,268	$(10,830,629)	$(1,879,895)
Net realized gain on investments, futures contracts, swap agreements, forward foreign currency contracts and foreign currency transactions	205,757,956	369,056,675	1,235,669,337	688,859,379
Net change in unrealized appreciation (depreciation) on investments, futures contracts, forward foreign currency contracts and foreign currency translations	(1,371,139,443)	307,378,584	(4,804,984,300)	1,682,048,663

Net increase (decrease) in net assets resulting from operations	(1,138,496,124)	691,722,527	(3,580,145,592)	2,369,028,147

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(54,983,218)	(37,700,764)	(87,877,160)	(71,172,533)
Class C	(37,592,938)	(27,793,335)	(6,955,691)	(6,613,461)
Class N	(26,402,455)	(17,490,999)	(39,935,698)	(27,159,617)
Class Y	(248,208,914)	(172,869,178)	(530,904,861)	(427,889,322)

Total distributions	(367,187,525)	(255,854,276)	(665,673,410)	(532,834,933)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(410,454,398)	400,018,429	(35,119,431)	432,416,142

Net increase (decrease) in net assets	(1,916,138,047)	835,886,680	(4,280,938,433)	2,268,609,356
NET ASSETS
Beginning of the year	4,877,444,334	4,041,557,654	13,768,634,157	11,500,024,801

End of the year	$2,961,306,287	$4,877,444,334	$9,487,695,724	$13,768,634,157

See accompanying notes to financial statements.

|  84

Statements of Changes in Net Assets (continued)

	Intermediate Duration Bond Fund		Limited Term Government and Agency Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment income	$5,926,872	$4,516,514	$7,352,923	$5,377,989
Net realized gain (loss) on investments and futures contracts	(19,695,363)	2,618,566	(21,343,422)	4,014,542
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(24,895,828)	(6,669,694)	(38,167,377)	(13,859,882)

Net increase (decrease) in net assets resulting from operations	(38,664,319)	465,386	(52,157,876)	(4,467,351)

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(418,231)	(742,805)	(2,294,331)	(1,888,946)
Class C	(3,268)	(18,045)	(45,623)	(6,855)
Class N	(457,509)	(788,205)	(191,170)	(104,954)
Class Y	(6,995,943)	(12,363,185)	(6,809,271)	(6,301,562)

Total distributions	(7,874,951)	(13,912,240)	(9,340,395)	(8,302,317)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 11)	(42,173,549)	77,608,974	(200,047,990)	27,315,308

Net increase (decrease) in net assets	(88,712,819)	64,162,120	(261,546,261)	14,545,640
NET ASSETS
Beginning of the year	381,676,482	317,514,362	1,033,041,404	1,018,495,764

End of the year	$292,963,663	$381,676,482	$771,495,143	$1,033,041,404

See accompanying notes to financial statements.

85  |

Financial Highlights

For a share outstanding throughout each period

	Core Plus Bond Fund—Class A
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.59		$14.08	$13.25		$12.53		$12.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26		0.21	0.26		0.34		0.35
Net realized and unrealized gain (loss)	(2.30)		(0.13)	0.86		0.70		(0.38)

Total from Investment Operations	(2.04)		0.08	1.12		1.04		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.32)		(0.29)	(0.29)		(0.32)		(0.40)
Net realized capital gains	(0.03)		(0.28)	—		—		—

Total Distributions	(0.35)		(0.57)	(0.29)		(0.32)		(0.40)

Net asset value, end of the period	$11.20		$13.59	$14.08		$13.25		$12.53

Total return(b)	(15.24	)%(c)	0.53%	8.60%		8.39%		(0.27)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$428,825		$747,497	$617,609		$558,291		$600,762
Net expenses	0.73	%(d)(e)	0.71%	0.72	%(f)	0.73%		0.73%
Gross expenses	0.74%		0.71%	0.72%		0.73%		0.73%
Net investment income	2.08%		1.51%	1.88%		2.63%		2.71%
Portfolio turnover rate	280%		266%	359	%(g)	297	%(h)	181%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.75% to 0.74%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  86

Financial Highlights (continued)

For a share outstanding throughout each period

	Core Plus Bond Fund—Class C
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.60		$14.09	$13.25		$12.53		$12.96

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17		0.10	0.15		0.24		0.25
Net realized and unrealized gain (loss)	(2.30)		(0.13)	0.88		0.70		(0.38)

Total from Investment Operations	(2.13)		(0.03)	1.03		0.94		(0.13)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.23)		(0.18)	(0.19)		(0.22)		(0.30)
Net realized capital gains	(0.03)		(0.28)	—		—		—

Total Distributions	(0.26)		(0.46)	(0.19)		(0.22)		(0.30)

Net asset value, end of the period	$11.21		$13.60	$14.09		$13.25		$12.53

Total return(b)	(15.88	)%(c)	(0.24)%	7.83%		7.57%		(1.03)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$48,679		$95,755	$132,590		$160,201		$185,758
Net expenses	1.48	%(d)(e)	1.46%	1.47	%(f)	1.48%		1.48%
Gross expenses	1.49%		1.46%	1.47%		1.48%		1.48%
Net investment income	1.33%		0.75%	1.13%		1.88%		1.96%
Portfolio turnover rate	280%		266%	359	%(g)	297	%(h)	181%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 1.50% to 1.49%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

87  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Core Plus Bond Fund—Class N
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.72		$14.21	$13.37		$12.63		$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.31		0.26	0.30		0.38		0.39
Net realized and unrealized gain (loss)	(2.32)		(0.14)	0.88		0.72		(0.38)

Total from Investment Operations	(2.01)		0.12	1.18		1.10		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.37)		(0.33)	(0.34)		(0.36)		(0.44)
Net realized capital gains	(0.03)		(0.28)	—		—		—

Total Distributions	(0.40)		(0.61)	(0.34)		(0.36)		(0.44)

Net asset value, end of the period	$11.31		$13.72	$14.21		$13.37		$12.63

Total return	(14.94)%		0.86%	8.95%		8.85%		0.07%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,890,793		$2,563,736	$2,682,487		$2,610,699		$1,899,190
Net expenses	0.38	%(b)	0.38%	0.38	%(c)	0.39%		0.39%
Gross expenses	0.38%		0.38%	0.38%		0.39%		0.39%
Net investment income	2.47%		1.84%	2.21%		2.96%		3.06%
Portfolio turnover rate	280%		266%	359	%(d)	297	%(e)	181%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Effective July 1, 2022, the expense limit decreased from 0.45% to 0.44%. See Note 6 of Notes to Financial Statements.
(c)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(d)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(e)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  88

Financial Highlights (continued)

For a share outstanding throughout each period

	Core Plus Bond Fund—Class Y
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$13.71		$14.20	$13.36		$12.63		$13.06

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.30		0.24	0.29		0.37		0.38
Net realized and unrealized gain (loss)	(2.32)		(0.13)	0.88		0.71		(0.38)

Total from Investment Operations	(2.02)		0.11	1.17		1.08		0.00 (b)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.36)		(0.32)	(0.33)		(0.35)		(0.43)
Net realized capital gains	(0.03)		(0.28)	—		—		—

Total Distributions	(0.39)		(0.60)	(0.33)		(0.35)		(0.43)

Net asset value, end of the period	$11.30		$13.71	$14.20		$13.36		$12.63

Total return	(15.03	)%(c)	0.78%	8.87%		8.67%		(0.02)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$3,543,096		$5,442,563	$5,846,057		$4,163,785		$3,733,751
Net expenses	0.48	%(d)(e)	0.46%	0.47	%(f)	0.48%		0.48%
Gross expenses	0.49%		0.46%	0.47%		0.48%		0.48%
Net investment income	2.35%		1.76%	2.11%		2.87%		2.97%
Portfolio turnover rate	280%		266%	359	%(g)	297	%(h)	181%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2022, the expense limit decreased from 0.50% to 0.49%. See Note 6 of Notes to Financial Statements.
(f)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(g)	The variation in the Fund’s turnover rate from 2019 to 2020 was primarily due to a significant repositioning of the portfolio.
(h)	The variation in the Fund’s turnover rate from 2018 to 2019 is due to an increase in the volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

89  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Credit Income Fund—Class A
	Year Ended September 30, 2022	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.21	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.23	0.21		(0.00	)(b)
Net realized and unrealized gain (loss)	(1.82)	0.31		(0.03)

Total from Investment Operations	(1.59)	0.52		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.27)	(0.28)		—
Net realized capital gains	(0.04)	(0.00	)(b)	—

Total Distributions	(0.31)	(0.28)		—

Net asset value, end of the period	$8.31	$10.21		$9.97

Total return(c)(d)	(15.88)%	5.24%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$175	$91		$1
Net expenses(f)	0.82%	0.82%		0.82	%(g)
Gross expenses	3.37%	4.79%		125.79	%(g)
Net investment income (loss)	2.54%	2.07%		(0.82	)%(g)
Portfolio turnover rate	21%	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  90

Financial Highlights (continued)

For a share outstanding throughout each period

	Credit Income Fund—Class C
	Year Ended September 30, 2022	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.20	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.16	0.13		(0.00	)(b)
Net realized and unrealized gain (loss)	(1.82)	0.30		(0.03)

Total from Investment Operations	(1.66)	0.43		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.20)	(0.20)		—
Net realized capital gains	(0.04)	(0.00	)(b)	—

Total Distributions	(0.24)	(0.20)		—

Net asset value, end of the period	$8.30	$10.20		$9.97

Total return(c)(d)	(16.53)%	4.34%		(0.30	)%(e)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1	$1		$1
Net expenses(f)	1.57%	1.57%		1.57	%(g)
Gross expenses	4.18%	5.60%		126.54	%(g)
Net investment income (loss)	1.67%	1.29%		(1.57	)%(g)
Portfolio turnover rate	21%	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	Periods less than one year are not annualized.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

91  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Credit Income Fund—Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.21	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.26	0.24		0.00	(b)
Net realized and unrealized gain (loss)	(1.82)	0.31		(0.03)

Total from Investment Operations	(1.56)	0.55		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.30)	(0.31)		—
Net realized capital gains	(0.04)	(0.00	)(b)	—

Total Distributions	(0.34)	(0.31)		—

Net asset value, end of the period	$8.31	$10.21		$9.97

Total return(c)	(15.63)%	5.54%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$20,229	$24,842		$24,915
Net expenses(e)	0.52%	0.52%		0.52	%(f)
Gross expenses	1.30%	1.16%		27.91	%(f)
Net investment income	2.75%	2.38%		0.55	%(f)
Portfolio turnover rate	21%	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

|  92

Financial Highlights (continued)

For a share outstanding throughout each period

	Credit Income Fund—Class Y
	Year Ended September 30, 2022	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$10.20	$9.97		$10.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.25	0.24		(0.00	)(b)
Net realized and unrealized gain (loss)	(1.81)	0.29		(0.03)

Total from Investment Operations	(1.56)	0.53		(0.03)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.29)	(0.30)		—
Net realized capital gains	(0.04)	(0.00	)(b)	—

Total Distributions	(0.33)	(0.30)		—

Net asset value, end of the period	$8.31	$10.20		$9.97

Total return(c)	(15.59)%	5.38%		(0.30	)%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$46	$22		$1
Net expenses(e)	0.57%	0.57%		0.57	%(f)
Gross expenses	3.12%	4.54%		125.54	%(f)
Net investment income (loss)	2.70%	2.33%		(0.57	)%(f)
Portfolio turnover rate	21%	55%		0%

*	From commencement of operations on September 29, 2020 through September 30, 2020.
(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.

See accompanying notes to financial statements.

93  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Global Allocation Fund—Class A
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$28.86	$26.23	$23.76	$23.10	$21.60

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.06	0.10	0.19	0.23
Net realized and unrealized gain (loss)	(6.89)	4.18	3.05	1.38	1.75

Total from Investment Operations	(6.76)	4.24	3.15	1.57	1.98

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.13)	(0.12)	(0.16)	(0.19)
Net realized capital gains	(2.16)	(1.48)	(0.56)	(0.75)	(0.29)

Total Distributions	(2.16)	(1.61)	(0.68)	(0.91)	(0.48)

Net asset value, end of the period	$19.94	$28.86	$26.23	$23.76	$23.10

Total return(b)	(25.59)%	16.73%	13.41%	7.66%	9.26%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$482,031	$737,469	$632,479	$453,009	$401,036
Net expenses	1.14%	1.13%	1.15%	1.16%	1.16%
Gross expenses	1.14%	1.13%	1.15%	1.16%	1.16%
Net investment income	0.52%	0.23%	0.42%	0.83%	1.03%
Portfolio turnover rate	35%	45%	37%	27%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  94

Financial Highlights (continued)

For a share outstanding throughout each period

	Global Allocation Fund—Class C
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$28.26	$25.78	$23.43	$22.78		$21.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	(0.14)	(0.08)	0.02		0.06
Net realized and unrealized gain (loss)	(6.70)	4.10	2.99	1.38		1.73

Total from Investment Operations	(6.76)	3.96	2.91	1.40		1.79

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	(0.00	)(b)	(0.01)
Net realized capital gains	(2.16)	(1.48)	(0.56)	(0.75)		(0.29)

Total Distributions	(2.16)	(1.48)	(0.56)	(0.75)		(0.30)

Net asset value, end of the period	$19.34	$28.26	$25.78	$23.43		$22.78

Total return(c)	(26.16)%	15.85%	12.55%	6.85%		8.46%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$302,501	$503,073	$483,814	$480,479		$412,610
Net expenses	1.89%	1.88%	1.90%	1.91%		1.91%
Gross expenses	1.89%	1.88%	1.90%	1.91%		1.91%
Net investment income (loss)	(0.23)%	(0.52)%	(0.33)%	0.08%		0.29%
Portfolio turnover rate	35%	45%	37%	27%		22%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

95  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Global Allocation Fund—Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$29.09	$26.42	$23.92	$23.25	$21.73

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22	0.15	0.18	0.27	0.31
Net realized and unrealized gain (loss)	(6.96)	4.21	3.07	1.38	1.75

Total from Investment Operations	(6.74)	4.36	3.25	1.65	2.06

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.21)	(0.19)	(0.23)	(0.25)
Net realized capital gains	(2.16)	(1.48)	(0.56)	(0.75)	(0.29)

Total Distributions	(2.21)	(1.69)	(0.75)	(0.98)	(0.54)

Net asset value, end of the period	$20.14	$29.09	$26.42	$23.92	$23.25

Total return	(25.36)%	17.10%	13.78%	8.04%	9.60%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$243,862	$350,222	$264,338	$202,692	$80,346
Net expenses	0.81%	0.81%	0.82%	0.82%	0.83%
Gross expenses	0.81%	0.81%	0.82%	0.82%	0.83%
Net investment income	0.87%	0.55%	0.76%	1.20%	1.36%
Portfolio turnover rate	35%	45%	37%	27%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

|  96

Financial Highlights (continued)

For a share outstanding throughout each period

	Global Allocation Fund—Class Y
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$29.09	$26.42	$23.92	$23.25	$21.74

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.20	0.13	0.16	0.24	0.29
Net realized and unrealized gain (loss)	(6.96)	4.21	3.07	1.40	1.75

Total from Investment Operations	(6.76)	4.34	3.23	1.64	2.04

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.19)	(0.17)	(0.22)	(0.24)
Net realized capital gains	(2.16)	(1.48)	(0.56)	(0.75)	(0.29)

Total Distributions	(2.19)	(1.67)	(0.73)	(0.97)	(0.53)

Net asset value, end of the period	$20.14	$29.09	$26.42	$23.92	$23.25

Total return	(25.41)%	17.02%	13.70%	7.95%	9.49%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,932,913	$3,286,680	$2,660,927	$1,938,124	$1,549,689
Net expenses	0.89%	0.88%	0.90%	0.91%	0.91%
Gross expenses	0.89%	0.88%	0.90%	0.91%	0.91%
Net investment income	0.77%	0.48%	0.67%	1.08%	1.29%
Portfolio turnover rate	35%	45%	37%	27%	22%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

97  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Growth Fund—Class A
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$23.85	$20.72	$16.02	$16.05	$14.04

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.06)	(0.05)	0.01	0.05	0.06
Net realized and unrealized gain (loss)	(6.10)	4.17	5.14	0.71	2.29

Total from Investment Operations	(6.16)	4.12	5.15	0.76	2.35

LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.05)	(0.05)	(0.05)
Net realized capital gains	(1.24)	(0.99)	(0.40)	(0.74)	(0.29)

Total Distributions	(1.24)	(0.99)	(0.45)	(0.79)	(0.34)

Net asset value, end of the period	$16.45	$23.85	$20.72	$16.02	$16.05

Total return(b)	(27.48)%	20.43%	32.80%	5.81%	16.98%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,164,116	$1,740,523	$1,477,915	$1,250,030	$1,083,362
Net expenses	0.90%	0.89%	0.90%	0.91%	0.90%
Gross expenses	0.90%	0.89%	0.90%	0.91%	0.90%
Net investment income (loss)	(0.30)%	(0.22)%	0.04%	0.35%	0.39%
Portfolio turnover rate	20%	9%	19%	7%	11%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.

See accompanying notes to financial statements.

|  98

Financial Highlights (continued)

For a share outstanding throughout each period

	Growth Fund—Class C
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$21.21	$18.66	$14.53	$14.68	$12.92

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.20)	(0.20)	(0.11)	(0.06)	(0.05)
Net realized and unrealized gain (loss)	(5.35)	3.74	4.64	0.65	2.10

Total from Investment Operations	(5.55)	3.54	4.53	0.59	2.05

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.24)	(0.99)	(0.40)	(0.74)	(0.29)

Net asset value, end of the period	$14.42	$21.21	$18.66	$14.53	$14.68

Total return(b)	(28.05)%	19.55%	31.76%	5.05%	16.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$65,977	$127,003	$128,764	$120,493	$130,133
Net expenses	1.65%	1.63%	1.65%	1.66%	1.65%
Gross expenses	1.65%	1.63%	1.65%	1.66%	1.65%
Net investment loss	(1.05)%	(0.97)%	(0.71)%	(0.39)%	(0.36)%
Portfolio turnover rate	20%	9%	19%	7%	11%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.

See accompanying notes to financial statements.

99  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Growth Fund—Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$25.73	$22.26	$17.17	$17.15	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01	0.02	0.07	0.11	0.12
Net realized and unrealized gain (loss)	(6.63)	4.49	5.53	0.76	2.44

Total from Investment Operations	(6.62)	4.51	5.60	0.87	2.56

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.05)	(0.11)	(0.11)	(0.09)
Net realized capital gains	(1.24)	(0.99)	(0.40)	(0.74)	(0.29)

Total Distributions	(1.24)	(1.04)	(0.51)	(0.85)	(0.38)

Net asset value, end of the period	$17.87	$25.73	$22.26	$17.17	$17.15

Total return	(27.25)%	20.80%	33.26%	6.14%	17.40	%(b)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$663,001	$806,186	$579,571	$442,787	$1,001,688
Net expenses	0.57%	0.56%	0.57%	0.56%	0.57	%(c)
Gross expenses	0.57%	0.56%	0.57%	0.56%	0.58%
Net investment income	0.04%	0.09%	0.38%	0.69%	0.73%
Portfolio turnover rate	20%	9%	19%	7%	11%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  100

Financial Highlights (continued)

For a share outstanding throughout each period

	Growth Fund—Class Y
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$25.73	$22.26	$17.17	$17.14	$14.97

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	0.01	0.05	0.10	0.10
Net realized and unrealized gain (loss)	(6.62)	4.48	5.53	0.77	2.44

Total from Investment Operations	(6.63)	4.49	5.58	0.87	2.54

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.03)	(0.09)	(0.10)	(0.08)
Net realized capital gains	(1.24)	(0.99)	(0.40)	(0.74)	(0.29)

Total Distributions	(1.24)	(1.02)	(0.49)	(0.84)	(0.37)

Net asset value, end of the period	$17.86	$25.73	$22.26	$17.17	$17.14

Total return	(27.29)%	20.72%	33.15%	6.09%	17.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$7,594,603	$11,094,922	$9,313,775	$7,017,707	$6,620,996
Net expenses	0.65%	0.64%	0.65%	0.66%	0.65%
Gross expenses	0.65%	0.64%	0.65%	0.66%	0.65%
Net investment income (loss)	(0.05)%	0.02%	0.27%	0.60%	0.64%
Portfolio turnover rate	20%	9%	19%	7%	11%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.

See accompanying notes to financial statements.

101  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Intermediate Duration Bond Fund—Class A
	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$10.58	$10.99		$10.51	$9.97	$10.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.11		0.19	0.25	0.22
Net realized and unrealized gain (loss)	(1.30)	(0.11)		0.54	0.55	(0.31)

Total from Investment Operations	(1.15)	(0.00	)(b)	0.73	0.80	(0.09)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.15)	(0.12)		(0.20)	(0.26)	(0.23)
Net realized capital gains	(0.05)	(0.29)		(0.05)	—	—

Total Distributions	(0.20)	(0.41)		(0.25)	(0.26)	(0.23)

Net asset value, end of the period	$9.23	$10.58		$10.99	$10.51	$9.97

Total return(c)(d)	(10.98)%	(0.06)%		7.06%	8.11%	(0.85)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$18,077	$20,942		$19,962	$21,415	$19,149
Net expenses(e)	0.65%	0.65%		0.65%	0.65%	0.65%
Gross expenses	0.68%	0.70%		0.72%	0.72%	0.70%
Net investment income	1.49%	1.03%		1.78%	2.42%	2.17%
Portfolio turnover rate	144%	100%		123%	135%	152%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

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Financial Highlights (continued)

For a share outstanding throughout each period

	Intermediate Duration Bond Fund—Class C
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$10.62	$11.02	$10.54	$10.00	$10.30

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.06	0.03	0.11	0.17	0.13
Net realized and unrealized gain (loss)	(1.29)	(0.11)	0.54	0.55	(0.31)

Total from Investment Operations	(1.23)	(0.08)	0.65	0.72	(0.18)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.03)	(0.12)	(0.18)	(0.12)
Net realized capital gains	(0.05)	(0.29)	(0.05)	—	—

Total Distributions	(0.12)	(0.32)	(0.17)	(0.18)	(0.12)

Net asset value, end of the period	$9.27	$10.62	$11.02	$10.54	$10.00

Total return(b)(c)	(11.65)%	(0.76)%	6.27%	7.28%	(1.71)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$174	$315	$668	$467	$2
Net expenses(d)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.43%	1.45%	1.46%	1.48%	1.45%
Net investment income	0.60%	0.30%	1.00%	1.64%	1.31%
Portfolio turnover rate	144%	100%	123%	135%	152%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

103  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Intermediate Duration Bond Fund—Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Period Ended September 30, 2019*
Net asset value, beginning of the period	$10.57	$10.98	$10.50	$10.07

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.18	0.14	0.22	0.17
Net realized and unrealized gain (loss)	(1.30)	(0.11)	0.54	0.45

Total from Investment Operations	(1.12)	0.03	0.76	0.62

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.15)	(0.23)	(0.19)
Net realized capital gains	(0.05)	(0.29)	(0.05)	—

Total Distributions	(0.23)	(0.44)	(0.28)	(0.19)

Net asset value, end of the period	$9.22	$10.57	$10.98	$10.50

Total return(b)	(10.73)%	0.25%	7.39%	6.19	%(c)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,294	$20,094	$3,307	$3,546
Net expenses(d)	0.35%	0.35%	0.35%	0.35	%(e)
Gross expenses	0.37%	0.38%	0.43%	0.42	%(e)
Net investment income	1.80%	1.32%	2.09%	2.54	%(e)
Portfolio turnover rate	144%	100%	123%	135	%(f)

*	From commencement of Class operations on February 1, 2019 through September 30, 2019.
(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	Periods less than one year are not annualized.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year.
(f)	Represents the Fund’s portfolio turnover rate for year ended September 30, 2019.

See accompanying notes to financial statements.

|  104

Financial Highlights (continued)

For a share outstanding throughout each period

	Intermediate Duration Bond Fund—Class Y
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$10.58	$10.99	$10.51	$9.97	$10.29

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.17	0.14	0.21	0.27	0.25
Net realized and unrealized gain (loss)	(1.29)	(0.11)	0.54	0.55	(0.31)

Total from Investment Operations	(1.12)	0.03	0.75	0.82	(0.06)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.18)	(0.15)	(0.22)	(0.28)	(0.26)
Net realized capital gains	(0.05)	(0.29)	(0.05)	—	—

Total Distributions	(0.23)	(0.44)	(0.27)	(0.28)	(0.26)

Net asset value, end of the period	$9.23	$10.58	$10.99	$10.51	$9.97

Total return(b)	(10.76)%	0.20%	7.33%	8.38%	(0.60)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$255,418	$340,326	$293,577	$215,752	$148,119
Net expenses(c)	0.40%	0.40%	0.40%	0.40%	0.40%
Gross expenses	0.44%	0.45%	0.47%	0.48%	0.45%
Net investment income	1.70%	1.28%	2.01%	2.67%	2.43%
Portfolio turnover rate	144%	100%	123%	135%	152%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

105  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Limited Term Government and Agency Fund—Class A
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.40		$11.54		$11.34		$11.09		$11.32

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.07		0.04		0.11		0.15		0.11
Net realized and unrealized gain (loss)	(0.72)		(0.11)		0.25		0.34		(0.13)

Total from Investment Operations	(0.65)		(0.07)		0.36		0.49		(0.02)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.10)		(0.07)		(0.16)		(0.24)		(0.21)

Net asset value, end of the period	$10.65		$11.40		$11.54		$11.34		$11.09

Total return(b)	(5.75	)%(c)	(0.58	)%(c)	3.19%		4.42%		(0.17)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$246,532		$287,244		$296,217		$308,186		$328,475
Net expenses	0.69	%(d)(e)	0.73	%(d)(f)(g)	0.78	%(h)	0.80%		0.80%
Gross expenses	0.72	%(e)	0.73	%(f)	0.78%		0.80%		0.80%
Net investment income	0.65%		0.36%		0.93%		1.31%		1.02%
Portfolio turnover rate	203%		247%		319	%(i)	527	%(i)	157%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes refund of prior year service fee of 0.01%. See Note 6b of Notes to Financial Statements.
(f)	Includes refund of prior year service fee of 0.01%.
(g)	Effective July 1, 2021, the expense limit decreased from 0.75% to 0.70%.
(h)	Effective July 1, 2020, the expense limit decreased from 0.80% to 0.75%.
(i)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  106

Financial Highlights (continued)

For a share outstanding throughout each period

	Limited Term Government and Agency Fund—Class C
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.38		$11.54		$11.35		$11.10		$11.33

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)		(0.05)		0.02		0.06		0.03
Net realized and unrealized gain (loss)	(0.71)		(0.11)		0.24		0.34		(0.13)

Total from Investment Operations	(0.73)		(0.16)		0.26		0.40		(0.10)

LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)		(0.00	)(b)	(0.07)		(0.15)		(0.13)

Net asset value, end of the period	$10.62		$11.38		$11.54		$11.35		$11.10

Total return(c)	(6.43	)%(d)	(1.35	)%(d)	2.34%		3.64%		(0.91)%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$14,145		$24,922		$19,628		$22,142		$23,341
Net expenses	1.45	%(e)	1.48	%(e)(f)	1.53	%(g)	1.55%		1.55%
Gross expenses	1.48%		1.49%		1.53%		1.55%		1.55%
Net investment income (loss)	(0.16)%		(0.40)%		0.18%		0.57%		0.24%
Portfolio turnover rate	203%		247%		319	%(h)	527	%(h)	157%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Effective July 1, 2021, the expense limit decreased from 1.50% to 1.45%.
(g)	Effective July 1, 2020, the expense limit decreased from 1.55% to 1.50%.
(h)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

107  |

Financial Highlights (continued)

For a share outstanding throughout each period

	Limited Term Government and Agency Fund—Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.43	$11.57		$11.37		$11.12		$11.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.11	0.08		0.14		0.19		0.15
Net realized and unrealized gain (loss)	(0.73)	(0.11)		0.26		0.33		(0.14)

Total from Investment Operations	(0.62)	(0.03)		0.40		0.52		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.13)	(0.11)		(0.20)		(0.27)		(0.25)

Net asset value, end of the period	$10.68	$11.43		$11.57		$11.37		$11.12

Total return(b)	(5.45)%	(0.25)%		3.53%		4.77%		0.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$19,656	$12,972		$11,035		$5,272		$3,176
Net expenses(c)	0.39%	0.40	%(d)	0.45	%(e)	0.46%		0.46%
Gross expenses	0.40%	0.41%		0.46%		0.48%		0.48%
Net investment income	1.03%	0.68%		1.20%		1.65%		1.37%
Portfolio turnover rate	203%	247%		319	%(f)	527	%(f)	157%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.45% to 0.40%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.50% to 0.45%.
(f)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

|  108

Financial Highlights (continued)

For a share outstanding throughout each period

	Limited Term Government and Agency Fund—Class Y
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020		Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$11.43		$11.57		$11.38		$11.13		$11.36

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.07		0.13		0.17		0.14
Net realized and unrealized gain (loss)	(0.72)		(0.11)		0.25		0.34		(0.13)

Total from Investment Operations	(0.62)		(0.04)		0.38		0.51		0.01

LESS DISTRIBUTIONS FROM:
Net investment income	(0.12)		(0.10)		(0.19)		(0.26)		(0.24)

Net asset value, end of the period	$10.69		$11.43		$11.57		$11.38		$11.13

Total return	(5.42	)%(b)	(0.33	)%(b)	3.35%		4.67%		0.09%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$491,162		$707,904		$691,616		$457,248		$366,847
Net expenses	0.45	%(c)	0.48	%(c)(d)	0.53	%(e)	0.55%		0.55%
Gross expenses	0.48%		0.49%		0.53%		0.55%		0.55%
Net investment income	0.87%		0.61%		1.11%		1.55%		1.26%
Portfolio turnover rate	203%		247%		319	%(f)	527	%(f)	157%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2021, the expense limit decreased from 0.50% to 0.45%.
(e)	Effective July 1, 2020, the expense limit decreased from 0.55% to 0.50%.
(f)	The variation in the Fund’s turnover rate from 2018 to 2020 is due to changes in volume of U.S. Treasury securities related to certain trading strategies.

See accompanying notes to financial statements.

109  |

Notes to Financial Statements

September 30, 2022

1.   Organization.  Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Natixis Funds Trust I:

Loomis Sayles Core Plus Bond Fund (the “Core Plus Bond Fund”)

Loomis Sayles Funds I:

Loomis Sayles Intermediate Duration Bond Fund (the “Intermediate Duration Bond Fund”)

Loomis Sayles Funds II:

Loomis Sayles Credit Income Fund (the “Credit Income Fund”)

Loomis Sayles Global Allocation Fund (the “Global Allocation Fund”)

Loomis Sayles Growth Fund (the “Growth Fund”)

Loomis Sayles Limited Term Government and Agency Fund (the “Limited Term Government and Agency Fund”)

Each Fund is a diversified investment company.

Each Fund, except Growth Fund, offers Class A, Class C, Class N and Class Y shares. Growth Fund was closed to new investors effective April 28, 2017. Growth Fund offers Class A, Class C, Class N, and Class Y shares to defined contribution and defined benefit plans, clients of registered investment advisers and registered representatives trading through intermediary programs/platforms on which the Fund is already available and existing shareholders.

Class A shares are sold with a maximum front-end sales charge of 4.25% for Core Plus Bond Fund, Credit Income Fund and Intermediate Duration Bond Fund, 5.75% for Global Allocation Fund and Growth Fund, and 2.25% for Limited Term Government and Agency Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Funds’ prospectus.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation.  Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded

|  110

Notes to Financial Statements (continued)

September 30, 2022

most extensively. Futures contracts are valued at the closing settlement price on the exchange on which the valuation designee believes that, over time, they are traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Short sales of debt investments are fair valued based on an evaluated ask price furnished to the Funds by an independent pricing service. Senior loans and collateralized loan obligations are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value debt, unlisted equities, senior loans and collateralized loan obligations where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment. Forward foreign currency contracts are fair valued utilizing interpolated rates determined based on information provided by an independent pricing service. Bilateral credit default swaps are fair valued based on mid prices (between the bid price and the ask price) supplied by an independent pricing service. Bilateral interest rate swaps are fair valued based on prices supplied by an independent pricing source. Centrally cleared swap agreements are fair valued at settlement prices of the clearing house on which the contracts were traded or prices obtained from broker-dealers.

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Periodic principal adjustments for inflation-protected securities are recorded to interest income. Negative principal adjustments (in the event of deflation) are recorded as reductions of interest income to the extent of interest income earned, not to exceed the amount of positive principal adjustments on a cumulative basis. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Short Sales.   A short sale is a transaction in which a Fund sells a security it does not own, usually in anticipation of a decline in the fair market value of the security. When closing out a short position, a Fund will have to purchase the security it originally sold short. The value of short sales is reflected as a liability in the Statements of Assets and Liabilities and is marked-to-market daily. A Fund will realize a profit from closing out a short position if the price of the security sold short has declined since the short position was opened; a Fund will realize a loss from closing out a short position if the value of the shorted security has risen since the short position was opened. Because there is no upper limit on the price to which a security can rise, short selling exposes a Fund to potentially unlimited losses. The Funds intend to cover their short sale transactions by segregating or earmarking liquid assets, such that the segregated/earmarked amount, equals the current market value of the securities underlying the short sale.

For the year ended September 30, 2022, Core Plus Bond Fund engaged in short sales.

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d.  Foreign Currency Translation.  The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

e.  Forward Foreign Currency Contracts.  A Fund may enter into forward foreign currency contracts, including forward foreign cross currency contracts to acquire exposure to foreign currencies or to hedge the Funds’ investments against currency fluctuation. A contract can also be used to offset a previous contract. These contracts involve market risk in excess of the unrealized appreciation (depreciation) reflected in the Funds’ Statements of Assets and Liabilities. The U.S. dollar value of the currencies a Fund has committed to buy or sell represents the aggregate exposure to each currency the Fund has acquired or hedged through currency contracts outstanding at period end. Gains or losses are recorded for financial statement purposes as unrealized until settlement date. Contracts are traded over-the-counter directly with a counterparty. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Certain contracts may require the movement of cash and/or securities as collateral for the Funds’ or counterparty’s net obligations under the contracts. Forward foreign currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

f.  Futures Contracts.  A Fund may enter into futures contracts. Futures contracts are agreements between two parties to buy and sell a particular instrument or index for a specified price on a specified future date.

When a Fund enters into a futures contract, it is required to deposit with (or for the benefit of) its broker an amount of cash or short-term high-quality securities as “initial margin.” As the value of the contract changes, the value of the futures contract position increases or declines. Subsequent payments, known as “variation margin,” are made or received by a Fund, depending on the price fluctuations in the fair value of the contract and the value of cash or securities on deposit with the broker. The aggregate principal amounts of the contracts are not recorded in the financial statements. Daily fluctuations in the value of the contracts are recorded in the Statements of Assets and Liabilities as a receivable (payable) and in the Statements of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses). Realized gain or loss on a futures position is equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, minus brokerage commissions. When a Fund enters into a futures contract certain risks may arise, such as illiquidity in the futures market, which may limit a Fund’s ability to close out a futures contract prior to settlement date, and unanticipated movements in the value of securities or interest rates. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

Futures contracts are exchange-traded. Exchange-traded futures contracts are standardized and are settled through a clearing house with fulfillment supported by the credit of the exchange. Therefore, counterparty credit risks to the Funds are reduced; however, in the event that a counterparty enters into bankruptcy, a Fund’s claim against initial/variation margin on deposit with the counterparty may be subject to terms of a final settlement in bankruptcy court.

g.  Swap Agreements.  A Fund may enter into credit default swaps. A credit default swap is an agreement between two parties (the “protection buyer” and “protection seller”) to exchange the credit risk of an issuer (“reference obligation”) for a specified time period.

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The reference obligation may be one or more debt securities or an index of such securities. The Funds may be either the protection buyer or the protection seller. As a protection buyer, the Funds have the ability to hedge the downside risk of an issuer or group of issuers. As a protection seller, the Funds have the ability to gain exposure to an issuer or group of issuers whose bonds are unavailable or in short supply in the cash bond market, as well as realize additional income in the form of fees paid by the protection buyer. The protection buyer is obligated to pay the protection seller a stream of payments (“fees”) over the term of the contract, provided that no credit event, such as a default or a downgrade in credit rating, occurs on the reference obligation. The Funds may also pay or receive upfront premiums. If a credit event occurs, the protection seller must pay the protection buyer the difference between the agreed upon notional value and market value of the reference obligation. Market value in this case is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the value. The maximum potential amount of undiscounted future payments that a Fund as the protection seller could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

Implied credit spreads, represented in absolute terms, are disclosed in the Portfolio of Investments for those agreements for which the Fund is the protection seller. Implied credit spreads serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The notional amounts of swap agreements are not recorded in the financial statements. Swap agreements are valued daily and fluctuations in the value are recorded in the Statements of Operations as change in unrealized appreciation (depreciation) on swap agreements. Fees are accrued in accordance with the terms of the agreement and are recorded in the Statement of Assets and Liabilities as part of unrealized appreciation (depreciation) on swap agreements. When received or paid, fees are recorded in the Statement of Operations as realized gain or loss. Upfront premiums paid or received by the Funds are recorded on the Statements of Assets and Liabilities as an asset or liability, respectively, and are amortized or accreted over the term of the agreement and recorded as realized gain or loss. Payments made or received by the Funds as a result of a credit event or termination of the agreement are recorded as realized gain or loss.

Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). Bilateral swap agreements are traded between counterparties and, as such, are subject to the risk that a party to the agreement will not be able to meet its obligations. In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Subsequent payments, known as “variation margin,” are made or received by the Fund based on the daily change in the value of the centrally cleared swap agreement. For centrally cleared swaps, the Fund’s counterparty credit risk is reduced as the CCP stands between the Fund and the counterparty. The Funds cover their net obligations under outstanding swap agreements by segregating or earmarking cash or securities. Swap agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

h.  When-Issued and Delayed Delivery Transactions.  A Fund may enter into when-issued or delayed delivery transactions. When-issued refers to transactions made conditionally because a security, although authorized, has not been issued. Delayed delivery refers to transactions for which delivery or payment will occur at a later date, beyond the normal settlement period. The price of when-issued and delayed delivery securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The security and the obligation to pay for it are recorded by the Funds at the time the commitment is entered into. The value of the security may vary with market fluctuations during the time before the Funds take delivery of the security. No interest accrues to the Funds until the transaction settles.

Delayed delivery transactions include those designated as To Be Announced (“TBAs”) in the Portfolios of Investments. For TBAs, the actual security that will be delivered to fulfill the transaction is not designated at the time of the trade. The security is “to be announced” 48 hours prior to the established trade settlement date. Certain transactions require the Funds or counterparty to post cash and/or securities as collateral for the net mark-to-market exposure to the other party. The Funds cover their net obligations under outstanding delayed delivery commitments by segregating or earmarking cash or securities.

Purchases of when-issued or delayed delivery securities may have a similar effect on the Funds’ NAV as if the Funds’ had created a degree of leverage in the portfolio. Risks may arise upon entering into such transactions from the potential inability of counterparties to meet their obligations under the transactions. Additionally, losses may arise due to changes in the value of the underlying securities.

i.  Federal and Foreign Income Taxes.  The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies,

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September 30, 2022

and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years, where applicable, remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

Certain Funds have filed tax reclaims for previously withheld taxes on dividends earned in certain European Union countries (EU reclaims) and may continue to make such filings when it is determined to be in the best interest of the Funds and their shareholders. These filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. EU reclaims are recognized by a Fund when deemed more likely than not to be collected, and are reflected as a reduction of foreign taxes withheld in the Statements of Operations. Any related receivable is reflected as tax reclaims receivable in the Statements of Assets and Liabilities. Under certain circumstances, EU reclaims may be subject to closing agreements with the Internal Revenue Service (IRS), which may materially reduce the reclaim amounts realized by the Funds. Fees and expenses associated with closing agreements will be reflected in the Statements of Operations when it is determined that a closing agreement with the IRS is required.

j.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, net operating losses, premium amortization and paydown gains and losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, forward foreign currency contract mark-to-market, wash sales, premium amortization foreign currency gains and losses, futures contract mark-to-market and paydown gains and losses. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and net realized short-term capital gains are considered to be distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Core Plus Bond Fund	$203,923,706	$17,404,702	$221,328,408	$363,707,896	$35,563,095	$399,270,991
Credit Income Fund	778,535	45,086	823,621	779,271	—	779,271
Global Allocation Fund	17,835,692	349,351,833	367,187,525	26,444,526	229,409,750	255,854,276
Growth Fund	38,655,122	627,018,288	665,673,410	24,536,652	508,298,281	532,834,933
Intermediate Duration Bond Fund	6,692,992	1,181,959	7,874,951	12,774,431	1,137,809	13,912,240
Limited Term Government and Agency Fund	9,340,395	—	9,340,395	8,302,317	—	8,302,317

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September 30, 2022

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund
Undistributed ordinary income	$2,398,474	$100,896	$—	$1,801,992
Undistributed long-term capital gains	—	38,241	254,473,665	1,212,454,444

Total undistributed earnings	2,398,474	139,137	254,473,665	1,214,256,436

Capital loss carryforward:
Short-term:
No expiration date	(190,454,871)	—	—	—
Long-term:
No expiration date	(126,333,113)	—	—	—

Total capital loss carryforward	(316,787,984)	—	—	—

Late-year ordinary and post-October capital loss deferrals*	—	—	(32,949,657)	—

Unrealized appreciation (depreciation)	(939,619,383)	(4,254,087)	(312,833,154)	1,772,351,926

Total accumulated earnings (losses)	$(1,254,008,893)	$(4,114,950)	$(91,309,146)	$2,986,608,362

*

Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Global Allocation Fund is deferring foreign currency losses.

	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Undistributed ordinary income	$61,355	$382,029

Capital loss carryforward:
Short-term:
No expiration date	(15,733,520)	(6,200,137)
Long-term:
No expiration date	(5,381,480)	(46,724,620)

Total capital loss carryforward	(21,115,000)	(52,924,757)

Unrealized depreciation	(22,326,069)	(35,864,233)

Total accumulated losses	$(43,379,714)	$(88,406,961)

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September 30, 2022

As of September 30, 2022, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Core Plus Bond Fund	Credit Income Fund	Global Allocation Fund	Growth Fund	Intermediate Duration Bond Fund	Limited Term Government and Agency Fund
Federal tax cost	$6,782,577,760	$24,588,150	$3,258,631,660	$7,731,211,345	$314,827,127	$806,695,585

Gross tax appreciation	$13,522,679	$79,536	$172,525,710	$2,819,795,771	$8,776	$579,032
Gross tax depreciation	(953,069,951)	(4,333,623)	(484,976,479)	(1,047,125,552)	(22,334,845)	(36,443,265)

Net tax appreciation (depreciation)	$(939,547,272)	$(4,254,087)	$(312,450,769)	$1,772,670,219	$(22,326,069)	$(35,864,233)

The difference between these amounts and those reported in the components of distributable earnings, if any, is primarily attributable to capital gains taxes and foreign exchange gains or losses.

k.  Senior Loans.  A Fund’s investment in senior loans may be to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior Loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. A Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

l.  Collateralized Loan Obligations.  A Fund may invest in collateralized loan obligations (“CLOs”). A CLO is a type of asset-backed security designed to redirect the cash flows from a pool of leveraged loans to investors based on their risk preferences. Cash flows from a CLO are split into two or more portions, called tranches, varying in risk and yield. The risk of an investment in a CLO depends largely on the type of the collateralized securities and the class of the instrument in which the Fund invests. CLOs outstanding at the end of the period, if any, are listed in each applicable Fund’s Portfolio of Investments.

m.  Repurchase Agreements.  Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

n.  Due to/from Brokers.  Transactions and positions in certain futures, forward foreign currency contracts and swap agreements are maintained and cleared by registered U.S. broker/dealers pursuant to customer agreements between the Funds and the various broker/dealers. The due from brokers balance in the Statements of Assets and Liabilities for Core Plus Bond Fund represents cash pledged as initial margin for futures contracts. The due from brokers balance in the Statements of Assets and Liabilities for Credit Income Fund represents cash pledged as initial margin for closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash pledged as collateral for forward foreign currency contracts and as initial margin for futures contracts and closed centrally cleared swap agreements. The due from brokers balance in the Statements of Assets and Liabilities for Intermediate Duration Bond Fund represents cash pledged as initial margin for futures contracts. The due to brokers balance in the Statements of Assets and Liabilities for Global Allocation Fund represents cash received as collateral for forward foreign currency contracts. In certain circumstances a Fund’s use of cash held at brokers is restricted by regulation or broker mandated limits.

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o.  Securities Lending.  Each Fund, except Credit Income Fund, has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2022, none of the Funds had loaned securities under this agreement.

p.  Indemnifications.  Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

q.  New Accounting Pronouncement.  In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

In January 2021, the Financial Accounting Standards Board issued Accounting Standard Update 2021-01, Reference Rate Reform (Topic 848) (“ASU 2021-01”). ASU 2021-01 is an update of ASU 2020-04, which was issued in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), expected to occur no later than June 30, 2023. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. The amendments are currently effective and an entity may elect to apply its provisions as of any date from the beginning of an interim period that includes or is subsequent to March 12, 2020. Management expects to apply the optional expedients when appropriate.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

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The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022, at value:

Core Plus Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$—	$7,404,821	$122,859	$7,527,680
All Other Non-Convertible Bonds(a)	—	5,324,987,956	—	5,324,987,956

Total Non-Convertible Bonds	—	5,332,392,777	122,859	5,332,515,636

Municipals(a)	—	7,718,386	—	7,718,386

Total Bonds and Notes	—	5,340,111,163	122,859	5,340,234,022

Senior Loans(a)	—	168,585,158	—	168,585,158
Collateralized Loan Obligations	—	102,287,601	—	102,287,601
Short-Term Investments	—	231,923,707	—	231,923,707

Total	$—	$5,842,907,629	$122,859	$5,843,030,488

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(14,563,241)	$—	$—	$(14,563,241)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Credit Income Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes(a)	$—	$18,678,691	$—	$18,678,691
Collateralized Loan Obligations	—	654,709	—	654,709
Preferred Stocks
Wireless	—	281,225	—	281,225
All Other Preferred Stocks(a)	225,354	—	—	225,354

Total Preferred Stocks	225,354	281,225	—	506,579

Short-Term Investments	—	494,084	—	494,084

Total Investments	225,354	20,108,709	—	20,334,063

Futures Contracts (unrealized appreciation)	27,929	—	—	27,929

Total	$253,283	$20,108,709	$—	$20,361,992

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(49,579)	$—	$—	$(49,579)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

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September 30, 2022

Global Allocation Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks
France	$—	$126,150,449	$—	$126,150,449
Hong Kong	—	17,118,056	—	17,118,056
Japan	—	57,198,252	—	57,198,252
Netherlands	—	77,797,832	—	77,797,832
Sweden	—	57,938,355	—	57,938,355
Taiwan	—	48,103,814	—	48,103,814
United Kingdom	82,733,936	15,800,275	—	98,534,211
United States	1,479,221,294	—	—	1,479,221,294

Total Common Stocks	1,561,955,230	400,107,033	—	1,962,062,263

Bonds and Notes(a)	—	956,616,099	—	956,616,099
Preferred Stocks(a)	1,786,728	4,828,071	—	6,614,799
Short-Term Investments	—	20,415,194	—	20,415,194

Total Investments	1,563,741,958	1,381,966,397	—	2,945,708,355

Forward Foreign Currency Contracts (unrealized appreciation)	—	2,209,051	—	2,209,051

Total	$1,563,741,958	$1,384,175,448	$—	$2,947,917,406

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Forward Foreign Currency Contracts (unrealized depreciation)	$—	$(5,597,291)	$—	$(5,597,291)
Futures Contracts (unrealized depreciation)	(2,233,142)	—	—	(2,233,142)

Total	$(2,233,142)	$(5,597,291)	$—	$(7,830,433)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$9,407,879,775	$—	$—	$9,407,879,775
Short-Term Investments	—	96,001,789	—	96,001,789

Total	$9,407,879,775	$96,001,789	$—	$9,503,881,564

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Intermediate Duration Bond Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$3,537,479	$201	$3,537,680
All Other Bonds and Notes(a)	—	283,130,241	—	283,130,241

Total Bonds and Notes	—	286,667,720	201	286,667,921

Short-Term Investments	—	5,833,137	—	5,833,137

Total Investments	$—	$292,500,857	$201	$292,501,058

Futures Contracts (unrealized appreciation)	148,972	—	—	148,972

Total	$148,972	$292,500,857	$201	$292,650,030

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September 30, 2022

Intermediate Duration Bond Fund (continued)

Liability Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Futures Contracts (unrealized depreciation)	$(1,420,738)	$—	$—	$(1,420,738)

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Bonds and Notes
Collateralized Mortgage Obligations	$—	$103,746,869	$3,867,800	$107,614,669
All Other Bonds and Notes(a)	—	631,164,795	—	631,164,795

Total Bonds and Notes	—	734,911,664	3,867,800	738,779,464

Short-Term Investments	—	32,051,888	—	32,051,888

Total	$—	$766,963,552	$3,867,800	$770,831,352

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of September 30, 2021 and/or September 30, 2022:

Core Plus Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2022
Bonds and Notes
Non-Convertible Bonds
Collateralized Mortgage Obligations	$1,001,922	$—	$(16,371)	$4,286	$2,971	$(869,949)	$—	$—	$122,859	$(12,112)

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Intermediate Duration Bond Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2022
Bonds and Notes
ABS Other	$564,912	$—	$—	$—	$—	$—	$—	$(564,912)	$—	$—
Collateralized Mortgage Obligations	531	—	(3)	(22)	—	(305)	—	—	201	(24)

Total	$565,443	$—	$(3)	$(22)	$—	$(305)	$—	$(564,912)	$201	$(24)

A debt security valued at $564,912 was transferred from Level 3 to Level 2 during the period ended September 30, 2022. At September 30, 2021, this security was valued using broker-dealer bid prices based on inputs unobservable to the Fund as an independent pricing service was unable to price the security. At September 30, 2022, this security was fair valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies.

Limited Term Government and Agency Fund

Asset Valuation Inputs

Investments in Securities	Balance as of September 30, 2021	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of September 30, 2022	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at September 30, 2022
Bonds and Notes
Collateralized Mortgage Obligations	$4,629,151	$—	$(84,484)	$(260,229)	$359	$(1,400,056)	$983,059	$—	$3,867,800	$(271,447)

Debt securities valued at $983,059 were transferred from Level 2 to Level 3 during the period ended September 30, 2022. At September 30, 2021, these securities were valued based on evaluated bids furnished to the Fund by an independent pricing service in accordance with the Fund’s valuation policies. At September 30, 2022, these securities were fair valued as determined by the Fund’s valuation designee as an independent pricing service did not provide a reliable price for the securities.

4.  Derivatives.  Derivative instruments are defined as financial instruments whose value and performance are based on the value and performance of an underlying asset, reference rate or index. Derivative instruments that Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund used during the period include forward foreign currency contracts, futures contracts and swap agreements.

Credit Income Fund and Global Allocation Fund are subject to the risk that companies in which the Fund invests will fail financially or otherwise be unwilling or unable to meet their obligations to the Fund. The Funds may use credit default swaps, as a protection buyer, to hedge its credit exposure to issuers of bonds it holds without having to sell the bonds. The Funds may also use credit default swaps, as a protection seller, to gain investment exposure. During the year ended September 30, 2022, Credit Income Fund and Global Allocation Fund engaged in credit default swap agreements (as a protection seller) to gain investment exposure.

Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund are subject to the risk that changes in interest rates will affect the value of the Funds’ investments in fixed income securities. The Funds will be subject to increased interest rate risk to the extent that they invest in fixed income securities with longer maturities or durations, as compared to investing in fixed income securities with shorter maturities or durations. The Funds may use futures contracts to hedge against

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September 30, 2022

changes in interest rates and to manage duration without having to buy or sell portfolio securities. The Funds may also use futures contracts to gain investment exposure. During the year ended September 30, 2022, Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund each used futures contracts to manage duration.

Global Allocation Fund is subject to the risk that changes in foreign currency exchange rates will have an unfavorable effect on the value of Fund assets denominated in foreign currencies. The Fund may enter into forward foreign currency contracts for hedging purposes to protect the value of the Fund’s holdings of foreign securities. The Fund may also use forward foreign currency contracts to gain exposure to foreign currencies, regardless of whether securities denominated in such currencies are held in the Fund. During the year ended September 30, 2022, Global Allocation Fund engaged in forward foreign currency transactions for hedging purposes and to gain exposure to foreign currencies.

The following is a summary of derivative instruments for Core Plus Bond Fund as of September 30, 2022, as reflected within the Statements of Assets and Liabilities:

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives Interest rate contracts	$(14,563,241)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Core Plus Bond Fund during the year ended September 30, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(7,112,236)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(14,563,241)

The following is a summary of derivative instruments for Credit Income Fund as of September 30, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives Interest rate contracts	$27,929

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives Interest rate contracts	$(49,579)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

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Notes to Financial Statements (continued)

September 30, 2022

Transactions in derivative instruments for Credit Income Fund during the year ended September 30, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts	Swap agreements
Interest rate contracts	$293,058	$—
Credit contracts	—	5,371

Total	$293,058	$5,371

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(57,368)

The following is a summary of derivative instruments for Global Allocation Fund as of September 30, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on forward foreign currency contracts
Over-the-counter asset derivatives Foreign exchange contracts	$2,209,051

Liabilities	Unrealized depreciation on forward foreign currency contracts	Unrealized depreciation on futures contracts[1]
Over-the-counter liability derivatives Foreign exchange contracts	$(5,597,291)	$—
Exchange-traded liability derivatives Interest rate contracts	—	(2,233,142)

Total liability derivatives	$(5,597,291)	$(2,233,142)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Global Allocation Fund during the year ended September 30, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Forward foreign currency contracts	Futures contracts	Swap agreements
Interest rate contracts	$—	$(315,243)	$—
Foreign exchange contracts	(52,272,395)	—	—
Credit contracts	—	—	127,433

Total	$(52,272,395)	$(315,243)	$127,433

Net Change in Unrealized Appreciation (Depreciation) on:	Forward foreign currency contracts	Futures contracts
Interest rate contracts	$—	$(2,901,289)
Foreign exchange contracts	1,334,625	—

Total	$1,334,625	$(2,901,289)

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Notes to Financial Statements (continued)

September 30, 2022

The following is a summary of derivative instruments for Intermediate Duration Bond Fund as of September 30, 2022, as reflected within the Statements of Assets and Liabilities:

Assets	Unrealized appreciation on futures contracts[1]
Exchange-traded asset derivatives Interest rate contracts	$148,972

Liabilities	Unrealized depreciation on futures contracts[1]
Exchange-traded liability derivatives Interest rate contracts	$(1,420,738)

[1]

Represents cumulative unrealized appreciation (depreciation) on futures contracts. Only the current day’s variation margin on futures contracts is reported within the Statements of Assets and Liabilities as receivable or payable for variation margin, as applicable.

Transactions in derivative instruments for Intermediate Duration Bond Fund during the year ended September 30, 2022, as reflected within the Statements of Operations, were as follows:

Net Realized Gain (Loss) on:	Futures contracts
Interest rate contracts	$(1,596,732)

Net Change in Unrealized Appreciation (Depreciation) on:	Futures contracts
Interest rate contracts	$(1,274,989)

As the Funds value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting under authoritative guidance for derivative instruments. The Funds’ investments in derivatives may represent an economic hedge; however, they are considered to be non-hedge transactions for the purpose of these disclosures.

The volume of forward foreign currency contract, futures contract and swap agreement activity, as a percentage of net assets for Core Plus Bond Fund, Credit Income Fund, Global Allocation Fund and Intermediate Duration Bond Fund, based on gross month-end notional amounts outstanding during the period, including long and short positions at absolute value, was as follows for the year ended September 30, 2022:

Core Plus Bond Fund	Futures
Average Notional Amount Outstanding	1.73%
Highest Notional Amount Outstanding	6.74%
Lowest Notional Amount Outstanding	0.00%
Notional Amount Outstanding as of September 30, 2022	6.74%

Credit Income Fund	Futures	Credit Default Swaps
Average Notional Amount Outstanding	7.70%	0.07%
Highest Notional Amount Outstanding	9.34%	1.00%
Lowest Notional Amount Outstanding	2.41%	0.00%
Notional Amount Outstanding as of September 30, 2022	5.00%	0.00%

Global Allocation Fund	Forwards	Futures	Credit Default Swaps
Average Notional Amount Outstanding	11.62%	0.66%	0.01%
Highest Notional Amount Outstanding	13.78%	0.96%	0.15%
Lowest Notional Amount Outstanding	9.52%	0.13%	0.00%
Notional Amount Outstanding as of September 30, 2022	9.85%	0.96%	0.00%

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September 30, 2022

Intermediate Duration Bond Fund	Futures
Average Notional Amount Outstanding	11.34%
Highest Notional Amount Outstanding	17.03%
Lowest Notional Amount Outstanding	6.24%
Notional Amount Outstanding as of September 30, 2022	14.29%

Notional amounts outstanding at the end of the prior period are included in the average notional amount outstanding.

Unrealized gain and/or loss on open forwards, futures and swaps is recorded in the Statements of Assets and Liabilities. The aggregate notional values of forwards and futures contracts are not recorded in the Statements of Assets and Liabilities, and therefore are not included in the Funds’ net assets.

Over-the-counter derivatives, including forward foreign currency contracts, are entered into pursuant to International Swaps and Derivatives Association, Inc. (“ISDA”) agreements negotiated between the Funds and their counterparties. ISDA agreements typically contain, among other things, terms for the posting of collateral and master netting provisions in the event of a default or other termination event. Collateral is posted by a Fund or the counterparty to the extent of the net mark-to-market exposure to the other party of all open contracts under the agreement, subject to minimum transfer requirements. Master netting provisions allow the Funds and the counterparty, in the event of a default or other termination event, to offset amounts owed by each related to derivative contracts, including any posted collateral, to one net amount payable by either the Funds or the counterparty. The Funds’ ISDA agreements typically contain provisions that allow a counterparty to terminate open contracts early if the NAV of a Fund declines beyond a certain threshold. For financial reporting purposes, the Funds do not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statements of Assets and Liabilities.

As of September 30, 2022, gross amounts of over-the-counter derivative assets and liabilities not offset in the Statements of Assets and Liabilities and the related net amounts after taking into account master netting arrangements, by counterparty, are as follows:

Global Allocation Fund
Counterparty	Gross Amounts of Assets	Offset Amount	Net Asset Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$57,518	$(57,518)	$—	$—	$—
Credit Suisse International	1,357,124	(1,108,376)	248,748	—	248,748
HSBC Bank USA	204,143	(204,143)	—	—	—
Morgan Stanley Capital Services, Inc.	449,753	(449,753)	—	—	—
UBS AG	140,513	(23,985)	116,528	(116,528)	—

	$2,209,051	$(1,843,775)	$365,276	$(116,528)	$248,748

Counterparty	Gross Amounts of Liabilities	Offset Amount	Net Liability Balance	Collateral (Received)/ Pledged	Net Amount
Bank of America, N.A.	$(97,922)	$57,518	$(40,404)	$—	$(40,404)
Credit Suisse International	(1,108,376)	1,108,376	—	—	—
HSBC Bank USA	(602,219)	204,143	(398,076)	398,076	—
Morgan Stanley Capital Services, Inc.	(3,764,789)	449,753	(3,315,036)	3,315,036	—
UBS AG	(23,985)	23,985	—	—	—

	$(5,597,291)	$1,843,775	$(3,753,516)	$3,713,112	$(40,404)

The actual collateral received or pledged, if any, may exceed the amounts shown in the table due to overcollateralization. Timing differences may exist between when contracts under the ISDA agreements are marked-to-market and when collateral moves. The ISDA agreements include tri-party control agreements under which collateral is held for the benefit of the secured party at a third party custodian, State Street Bank.

Counterparty risk is managed based on policies and procedures established by each Fund’s adviser. Such policies and procedures may include, but are not limited to, minimum counterparty credit rating requirements, monitoring of counterparty credit default swap spreads and posting of collateral. A Fund’s risk of loss from counterparty credit risk on over-the-counter derivatives is generally limited to the Fund’s aggregated unrealized gains and the amount of any collateral pledged to the counterparty, which may be offset by any collateral posted to the Fund by the counterparty. ISDA master agreements can help to manage counterparty risk by specifying

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Notes to Financial Statements (continued)

September 30, 2022

collateral posting arrangements at pre-arranged exposure levels. Under these ISDA agreements, collateral is routinely transferred if the total net exposure in respect of certain transactions, net of existing collateral already in place, exceeds a specified amount (typically $250,000, depending on the counterparty). With exchange-traded derivatives, there is minimal counterparty credit risk to the Fund because the exchange’s clearing house, as counterparty to these instruments, stands between the buyer and the seller of the contract. Credit risk still exists in exchange-traded derivatives with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers typically are required to segregate customer margin for exchange-traded derivatives from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro rata basis across all of the broker’s customers, potentially resulting in losses to the Fund. Based on balances reflected on each Fund’s Statement of Assets and Liabilities, the following table shows (i) the maximum amount of loss due to credit risk that, based on the gross fair value of the financial instrument, the Fund would incur if parties (including OTC derivative counterparties and brokers holding margin for exchange-traded derivatives) to the relevant financial instruments failed completely to perform according to the terms of the contracts and the collateral or other security, if any, for the amount due proved to be of no value to the Fund, and (ii) the amount of loss that the Fund would incur after taking into account master netting provisions pursuant to ISDA agreements, as of September 30, 2022:

Fund	Maximum Amount of Loss—Gross	Maximum Amount of Loss—Net
Core Plus Bond Fund	$8,300,000	$8,300,000
Credit Income Fund	73,082	73,082
Global Allocation Fund	8,003,735	2,330,320
Intermediate Duration Bond Fund	475,000	475,000

Net loss amount reflects cash received as collateral for Global Allocation Fund of $120,000, which is recorded on the Statements of Assets and Liabilities.

5.  Purchases and Sales of Securities.  For the year ended September 30, 2022, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:

	U.S. Government/Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Core Plus Bond Fund	$18,940,257,397	$19,043,623,356	$580,893,017	$2,024,928,517
Credit Income Fund	771,481	530,002	3,895,551	4,118,861
Global Allocation Fund	89,880,452	193,390,648	1,340,962,655	2,013,245,929
Growth Fund	—	—	2,431,007,138	3,082,477,291
Intermediate Duration Bond Fund	142,689,963	196,004,731	340,801,681	324,190,344
Limited Term Government and Agency Fund	1,785,576,690	1,976,318,575	20,323,823	21,178,448

6.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on the Fund’s average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $400 million	Next $500 million	Next $1 billion	Next $2 billion	Over $4 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1875%	0.1875%	0.1500%	0.1500%
Credit Income Fund	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%	0.4200%
Global Allocation Fund	0.7500%	0.7500%	0.7500%	0.7500%	0.7300%	0.7000%
Growth Fund	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%	0.5000%
Intermediate Duration Bond Fund	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Limited Term Government and Agency Fund	0.3250%	0.3250%	0.3000%	0.2500%	0.2500%	0.2500%

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Natixis Advisors, LLC (“Natixis Advisors”) serves as the advisory administrator to Core Plus Bond Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Under the terms of the advisory administration agreement, the Fund pays an advisory administration fee at the following annual rates, calculated daily and payable monthly, based on its average daily net assets:

	Percentage of Average Daily Net Assets
Fund	First $100 million	Next $1.9 billion	Over $2 billion
Core Plus Bond Fund	0.2000%	0.1875%	0.1500%

Management and advisory administration fees are presented in the Statements of Operations as management fees.

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2023, except for Core Plus Bond Fund which is in effect until January 31, 2024, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

For the year ended September 30, 2022 the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.74%	1.49%	0.44%	0.49%
Credit Income Fund	0.82%	1.57%	0.52%	0.57%
Global Allocation Fund	1.25%	2.00%	0.95%	1.00%
Growth Fund	1.25%	2.00%	0.95%	1.00%
Intermediate Duration Bond Fund	0.65%	1.40%	0.35%	0.40%
Limited Term Government and Agency Fund	0.70%	1.45%	0.40%	0.45%

Prior to July 1, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreement for Core Plus Bond Fund were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	0.75%	1.50%	0.45%	0.50%

Loomis Sayles and Natixis Advisors have agreed to equally bear the waivers and/or expense reimbursements for Core Plus Bond Fund.

Loomis Sayles (and Natixis Advisors for Core Plus Bond Fund) shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2022, the management fees and waivers of management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
				Gross	Net
Core Plus Bond Fund	$11,883,723	$206,650	$11,677,073	0.16%	0.16%
Credit Income Fund	96,549	96,549	—	0.42%	—%
Global Allocation Fund	31,131,971	—	31,131,971	0.74%	0.74%
Growth Fund	61,919,222	—	61,919,222	0.50%	0.50%
Intermediate Duration Bond Fund	874,113	118,557	755,556	0.25%	0.22%
Limited Term Government and Agency Fund	2,919,401	—	2,919,401	0.31%	0.31%

127  |

Notes to Financial Statements (continued)

September 30, 2022

For the year ended September 30, 2022, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Class A	Class C	Class N	Class Y	Total
Limited Term Government and Agency Fund	$74,162	$5,238	$—	$164,012	$243,412

[1]	Waiver/expense reimbursements are subject to possible recovery until September 30, 2023.

In addition, Loomis Sayles reimbursed non-class specific expenses of Credit Income Fund in the amount of $83,572. Expense reimbursements are subject to possible recovery until September 30, 2023.

For the year ended September 30, 2022, the advisory administration fees for Core Plus Bond Fund were $11,883,723 (effective rate of 0.16% of average daily net assets).

No expenses were recovered for any of the Funds during the year ended September 30, 2022 under the terms of the expense limitation agreements.

b.  Service and Distribution Fees.  Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, the Trusts have adopted a Service Plan relating to each Fund’s Class A shares (the “Class A Plans”), and a Distribution and Service Plan relating to each Fund’s Class C shares (the “Class C Plans”).

Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.

Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.

For the year ended September 30, 2022, the service and distribution fees for each Fund were as follows:

	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Core Plus Bond Fund	$1,459,487	$181,179	$543,536
Credit Income Fund	261	3	8
Global Allocation Fund	1,616,598	1,073,579	3,220,737
Growth Fund	3,834,414	250,252	750,755
Intermediate Duration Bond Fund	51,884	712	2,137
Limited Term Government and Agency Fund	647,161	49,806	149,419

For the year ended September 30, 2022, Natixis Distribution refunded Limited Term Government and Agency Fund $20,054 of prior year Class A service fees paid to Natixis Distribution in excess of amounts subsequently paid to securities dealers or financial intermediaries. Service and distribution fees on the Statements of Operations have been reduced by these amounts.

c.  Administrative Fees.  Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

|  128

Notes to Financial Statements (continued)

September 30, 2022

For the year ended September 30, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Core Plus Bond Fund	$3,265,761
Credit Income Fund	10,145
Global Allocation Fund	1,860,255
Growth Fund	5,454,700
Intermediate Duration Bond Fund	154,230
Limited Term Government and Agency Fund	411,358

d.  Sub-Transfer Agent Fees.  Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Core Plus Bond Fund	$5,153,096
Credit Income Fund	27
Global Allocation Fund	3,072,093
Growth Fund	8,616,664
Intermediate Duration Bond Fund	222,399
Limited Term Government and Agency Fund	501,102

As of September 30, 2022, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Core Plus Bond Fund	$59,307
Credit Income Fund	1
Global Allocation Fund	53,123
Growth Fund	89,583
Intermediate Duration Bond Fund	2,325
Limited Term Government and Agency Fund	13,252

Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

129  |

Notes to Financial Statements (continued)

September 30, 2022

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended September 30, 2022, were as follows:

Fund	Commissions
Core Plus Bond Fund	$43,434
Global Allocation Fund	179,606
Growth Fund	72,455
Intermediate Duration Bond Fund	737
Limited Term Government and Agency Fund	68,663

f.  Trustees Fees and Expenses.  The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2022, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $199,000. All other Trustees fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended September 30, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Core Plus Bond Fund	$(111,172)
Global Allocation Fund	(42,781)
Growth Fund	(65,470)
Intermediate Duration Bond Fund	(24,584)
Limited Term Government Agency Fund	(77,294)

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

|  130

Notes to Financial Statements (continued)

September 30, 2022

g.  Affiliated Ownership.  As of September 30, 2022, the percentage of each Fund’s net assets owned by affiliates is as follows:

Percentage of Net Assets
Core Plus Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.15%
Credit Income Fund
Natixis and Affiliates	98.95%
Loomis Sayles Employees	0.04%

98.99%
Global Allocation Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.63%
Growth Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.68%
Loomis Sayles Funded Pension Plan and Trust	0.08%

0.76%
Intermediate Duration Bond Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.80%

Limited Term Government and Agency Fund
Loomis Sayles Employees’ Profit Sharing Retirement Plan	0.28%
Loomis Sayles Distribution and Trust	0.71%
Natixis Sustainable Future 2015 Fund	0.07%
Natixis Sustainable Future 2020 Fund	0.05%
Natixis Sustainable Future 2025 Fund	0.07%
Natixis Sustainable Future 2030 Fund	0.10%
Natixis Sustainable Future 2035 Fund	0.08%
Natixis Sustainable Future 2040 Fund	0.04%
Natixis Sustainable Future 2045 Fund	0.03%

1.43%

Investment activities of affiliated shareholders could have material impacts on the Funds.

h.  Reimbursement of Transfer Agent Fees and Expenses.  Natixis Advisors has given a binding contractual undertaking to Credit Income Fund, Intermediate Duration Bond Fund and Limited Term Government and Agency Fund to reimburse any and all transfer agency expenses for the Funds’ Class N shares. This undertaking is in effect through January 31, 2023 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2022, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:

Reimbursement of Transfer Agency Expenses
Fund	Class N
Credit Income Fund	$1,049
Intermediate Duration Bond Fund	1,101
Limited Term Government and Agency Fund	1,392

7.  Class-Specific Transfer Agent Fees and Expenses.  Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

131  |

Notes to Financial Statements (continued)

September 30, 2022

For the year ended September 30, 2022, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Core Plus Bond Fund	$611,781	$76,044	$11,651	$4,778,660
Credit Income Fund	1,912	18	1,049	979
Global Allocation Fund	522,856	346,482	3,935	2,284,029
Growth Fund	1,281,660	83,079	4,672	8,282,197
Intermediate Duration Bond Fund	14,557	204	1,101	218,000
Limited Term Government and Agency Fund	225,559	16,664	1,392	530,469

8.  Line of Credit.  Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2022, Intermediate Duration Bond Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $2,300,000 at a weighted average interest rate of 1.18%. Interest expense incurred on the line of credit was $75.

9.  Risk.  Global Allocation Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.

Core Plus Bond Fund and Limited Term Government and Agency Fund’s investments in mortgage-related and asset-backed securities are subject to certain risks not associated with investments in other securities. Mortgage-related and asset-backed securities are subject to the risk that unexpected changes in interest rates will have a direct effect on expected maturity. A shortened maturity may result in the reinvestment of prepaid amounts in securities with lower yields than the original obligations. An extended maturity may result in a reduction of a security’s value.

Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region and around the world are impossible to predict, but could be significant and have a severe adverse effect on the region and around the world, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

10.  Concentration of Ownership.  From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

	Number of 5% Account Holders	Percentage of Ownership
Core Plus Bond Fund	2	11.78%
Growth Fund	2	19.48%
Intermediate Duration Bond Fund	4	67.93%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

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Notes to Financial Statements (continued)

September 30, 2022

11.  Capital Shares.  Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended September 30, 2022		Year Ended September 30, 2021
Core Plus Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	10,474,485	$132,986,632	29,816,749	$411,705,864
Issued in connection with the reinvestment of distributions	938,411	11,828,548	1,418,984	19,617,302
Redeemed	(28,114,978)	(356,886,979)	(20,094,174)	(276,883,383)

Net change	(16,702,082)	$(212,071,799)	11,141,559	$154,439,783

Class C
Issued from the sale of shares	423,129	$5,278,465	1,270,632	$17,680,906
Issued in connection with the reinvestment of distributions	100,207	1,261,196	267,935	3,719,298
Redeemed	(3,221,131)	(40,470,551)	(3,908,443)	(53,805,611)

Net change	(2,697,795)	$(33,930,890)	(2,369,876)	$(32,405,407)

Class N
Issued from the sale of shares	38,179,814	$490,210,689	74,310,781	$1,036,339,256
Issued in connection with the reinvestment of distributions	5,162,553	65,205,642	7,758,533	108,261,976
Redeemed	(62,977,876)	(811,978,447)	(83,980,462)	(1,169,430,230)

Net change	(19,635,509)	$(256,562,116)	(1,911,148)	$(24,828,998)

Class Y
Issued from the sale of shares	102,729,590	$1,306,190,967	165,904,514	$2,311,069,290
Issued in connection with the reinvestment of distributions	8,612,778	108,982,625	15,514,659	216,562,574
Redeemed	(194,725,398)	(2,468,017,072)	(118,855,676)	(1,651,141,438)
Redeemed in-kind (Note 12)	—	—	(77,281,925)	(1,057,989,549)

Net change	(83,383,030)	$(1,052,843,480)	(14,718,428)	$(181,499,123)

Decrease from capital share transactions	(122,418,416)	$(1,555,408,285)	(7,857,893)	$(84,293,745)

	Year Ended September 30, 2022		Year Ended September 30, 2021
Credit Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	11,798	$103,473	8,583	$87,178
Issued in connection with the reinvestment of distributions	389	3,571	215	2,194

Net change	12,187	$107,044	8,798	$89,372

Class C
Issued in connection with the reinvestment of distributions	3	$25	2	$20

Net change	3	$25	2	$20

Class N
Issued in connection with the reinvestment of distributions	—	$—	70,365	$717,264
Redeemed	—	—	(136,187)	(1,400,000)

Net change	—	$—	(65,822)	$(682,736)

Class Y
Issued from the sale of shares	5,804	$57,920	1,992	$20,000
Issued in connection with the reinvestment of distributions	202	1,898	63	641
Redeemed	(2,572)	(24,000)	—	—

Net change	3,434	$35,818	2,055	$20,641

Increase (decrease) from capital share transactions	15,624	$142,887	(54,967)	$(572,703)

133  |

Notes to Financial Statements (continued)

September 30, 2022

11.  Capital Shares (continued).

	Year Ended September 30, 2022		Year Ended September 30, 2021
Global Allocation Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,486,306	$116,023,013	6,524,893	$180,992,665
Issued in connection with the reinvestment of distributions	1,295,399	36,335,959	920,421	24,308,308
Redeemed	(7,156,453)	(177,508,478)	(6,008,771)	(165,998,676)

Net change	(1,374,748)	$(25,149,506)	1,436,543	$39,302,297

Class C
Issued from the sale of shares	1,599,502	$41,324,930	3,263,944	$88,556,205
Issued in connection with the reinvestment of distributions	1,119,198	30,632,442	874,791	22,762,056
Redeemed	(4,879,499)	(116,412,070)	(5,108,914)	(139,833,825)

Net change	(2,160,799)	$(44,454,698)	(970,179)	$(28,515,564)

Class N
Issued from the sale of shares	1,767,033	$46,769,376	2,841,756	$79,949,134
Issued in connection with the reinvestment of distributions	769,270	21,747,266	538,052	14,290,673
Redeemed	(2,468,746)	(61,003,997)	(1,348,272)	(37,935,362)

Net change	67,557	$7,512,645	2,031,536	$56,304,445

Class Y
Issued from the sale of shares	17,815,028	$464,667,649	28,068,845	$781,608,888
Issued in connection with the reinvestment of distributions	7,072,360	200,006,364	5,159,028	137,075,378
Redeemed	(41,896,295)	(1,013,036,852)	(20,980,436)	(585,757,015)

Net change	(17,008,907)	$(348,362,839)	12,247,437	$332,927,251

Increase (decrease) from capital share transactions	(20,476,897)	$(410,454,398)	14,745,337	$400,018,429

	Year Ended September 30, 2022		Year Ended September 30, 2021
Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	39,717,368	$783,108,012	14,830,602	$336,860,802
Issued in connection with the reinvestment of distributions	2,690,613	64,816,875	2,584,797	55,159,560
Redeemed	(44,619,514)	(895,385,409)	(15,759,091)	(358,878,253)

Net change	(2,211,533)	$(47,460,522)	1,656,308	$33,142,109

Class C
Issued from the sale of shares	482,265	$9,254,099	758,965	$15,406,250
Issued in connection with the reinvestment of distributions	212,100	4,507,128	217,137	4,145,151
Redeemed	(2,108,692)	(39,692,654)	(1,887,469)	(38,343,784)

Net change	(1,414,327)	$(25,931,427)	(911,367)	$(18,792,383)

Class N
Issued from the sale of shares	16,076,988	$384,004,405	9,306,755	$236,713,241
Issued in connection with the reinvestment of distributions	974,540	25,445,235	791,041	18,170,220
Redeemed	(11,291,066)	(249,812,188)	(4,802,896)	(118,776,438)

Net change	5,760,462	$159,637,452	5,294,900	$136,107,023

Class Y
Issued from the sale of shares	106,157,081	$2,382,270,036	103,087,646	$2,516,764,085
Issued in connection with the reinvestment of distributions	15,751,106	411,103,854	14,341,619	329,570,400
Redeemed	(127,856,705)	(2,914,738,824)	(104,651,246)	(2,564,375,092)

Net change	(5,948,518)	$(121,364,934)	12,778,019	$281,959,393

Increase (decrease) from capital share transactions	(3,813,916)	$(35,119,431)	18,817,860	$432,416,142

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Notes to Financial Statements (continued)

September 30, 2022

11.  Capital Shares (continued).

	Year Ended September 30, 2022		Year Ended September 30, 2021
Intermediate Duration Bond Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	620,754	$6,337,904	391,289	$4,178,504
Issued in connection with the reinvestment of distributions	38,180	379,158	67,348	722,081
Redeemed	(679,509)	(6,739,182)	(295,471)	(3,162,591)

Net change	(20,575)	$(22,120)	163,166	$1,737,994

Class C
Issued from the sale of shares	25,419	$268,078	33,975	$362,538
Issued in connection with the reinvestment of distributions	318	3,209	1,594	17,157
Redeemed	(36,638)	(374,076)	(66,527)	(713,206)

Net change	(10,901)	$(102,789)	(30,958)	$(333,511)

Class N
Issued from the sale of shares	223,571	$2,186,390	1,919,981	$20,990,656
Issued in connection with the reinvestment of distributions	46,222	457,509	73,626	788,205
Redeemed	(78,242)	(767,571)	(393,996)	(4,192,408)

Net change	191,551	$1,876,328	1,599,611	$17,586,453

Class Y
Issued from the sale of shares	10,432,771	$104,382,931	10,808,587	$115,946,231
Issued in connection with the reinvestment of distributions	701,722	6,984,487	1,146,148	12,285,740
Redeemed	(15,625,439)	(155,292,386)	(6,495,177)	(69,613,933)

Net change	(4,490,946)	$(43,924,968)	5,459,558	$58,618,038

Increase (decrease) from capital share transactions	(4,330,871)	$(42,173,549)	7,191,377	$77,608,974

	Year Ended September 30, 2022		Year Ended September 30, 2021
Limited Term Government and Agency Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	3,443,653	$38,051,151	4,147,975	$47,644,899
Issued in connection with the reinvestment of distributions	180,701	1,981,779	142,329	1,632,849
Redeemed	(5,686,327)	(62,870,713)	(4,760,500)	(54,613,007)

Net change	(2,061,973)	$(22,837,783)	(470,196)	$(5,335,259)

Class C
Issued from the sale of shares	355,616	$3,946,921	1,491,979	$17,130,682
Issued in connection with the reinvestment of distributions	3,777	41,142	565	6,501
Redeemed	(1,217,350)	(13,438,953)	(1,003,816)	(11,516,279)

Net change	(857,957)	$(9,450,890)	488,728	$5,620,904

Class N
Issued from the sale of shares	1,015,581	$11,197,256	647,112	$7,445,249
Issued in connection with the reinvestment of distributions	17,409	191,162	9,104	104,691
Redeemed	(327,674)	(3,626,861)	(474,940)	(5,474,545)

Net change	705,316	$7,761,557	181,276	$2,075,395

Class Y
Issued from the sale of shares	29,040,597	$322,624,285	31,129,058	$358,564,945
Issued in connection with the reinvestment of distributions	473,606	5,223,069	418,562	4,816,720
Redeemed	(45,475,068)	(503,368,228)	(29,381,773)	(338,427,397)

Net change	(15,960,865)	$(175,520,874)	2,165,847	$24,954,268

Increase (decrease) from capital share transactions	(18,175,479)	$(200,047,990)	2,365,655	$27,315,308

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Notes to Financial Statements (continued)

September 30, 2022

12.  Redemption In-Kind.  In certain circumstances, a Fund may distribute portfolio securities rather than cash as payment for redemption of Fund shares (redemption in-kind). For financial reporting purposes, the Fund will recognize a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; the Fund will recognize a loss if the cost exceeds value. Gains and losses realized on redemptions in-kind are not recognized for tax purposes and are re-classified from realized gain (loss) to paid-in-capital. For the year ended September 30, 2021, Core Plus Bond Fund participated in a redemption in-kind transaction.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Core Plus Bond Fund, Loomis Sayles Intermediate Duration Bond Fund, Loomis Sayles Credit Income Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund and Loomis Sayles Limited Term Government and Agency Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Core Plus Bond Fund (one of the funds constituting Natixis Funds Trust I), Loomis Sayles Intermediate Duration Bond Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Credit Income Fund, Loomis Sayles Global Allocation Fund, Loomis Sayles Growth Fund and Loomis Sayles Limited Term Government and Agency Fund (four of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent, agency banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2022

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

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2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended September 30, 2022, a percentage of dividends distributed by the Funds listed below qualify for the dividends received deduction for corporate shareholders. These percentages are as follows:

Fund	Qualifying Percentage
Credit Income Fund	3.39%
Global Allocation Fund	80.36%
Growth Fund	100.00%

Capital Gains Distributions.  Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2022, unless subsequently determined to be different.

Fund	Amount
Core Plus Bond Fund	$17,404,702
Credit Income Fund	45,086
Global Allocation Fund	349,351,833
Growth Fund	627,018,288
Intermediate Duration Bond Fund	1,181,959

Qualified Dividend Income.  For the fiscal year ended September 30, 2022, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Credit Income Fund
Global Allocation Fund
Growth Fund

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Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust I, Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information includes additional information about the Trustees of the Trusts and is available by calling Natixis Funds/Loomis Sayles Funds at 800-225-5478/800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

139  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

|  140

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES – continued

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54

Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);

formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

INTERESTED TRUSTEES

Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

141  |

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES – continued

David L. Giunta[4] (1965)

Trustee since 2011

President and Chief Executive Officer of Natixis Funds Trust I; and President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015

		President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS

Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company; Senior Manager, PricewaterhouseCoopers, LLC

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

OFFICERS OF THE TRUSTS – continued

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011–March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

143  |

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Small/Mid Cap Growth Fund

Annual Report

September 30, 2022

TABLE OF CONTENTS

Portfolio Review	1

Portfolio of Investments	17

Financial Statements	25

Notes to Financial Statements	34

LOOMIS SAYLES SMALL CAP GROWTH FUND

Managers	Symbols

Mark F. Burns, CFA®	Institutional Class	LSSIX

John J. Slavik, CFA®	Retail Class	LCGRX

	Class N	LSSNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The bear market that started in 2021 continued through the end of the period, as the first nine months of 2022 marked the fourth worst start to a year for small and midcap stocks going back to 1926. The third quarter of 2022 was the third consecutive quarterly decline for US equities, as every domestic size and style box was down.

The Russell 2000® Growth Index had its second worst start to the year since 2002, falling nearly 30% year-to-date and 38% from its peak. During the first nine months of 2022, market volatility in both directions has been quite significant. Historically, some of the biggest rallies have occurred during bear markets, and this period was certainly no exception. The most recent quarter started with optimism that the Federal Reserve (Fed) might pivot away from its monetary policy tightening but ended with the reality that inflation is going to be harder to tame than most originally thought. Recession risks are also rising, and a recession may have already started in the second half of 2022, with business confidence, housing and manufacturing orders all in recession territory.

While we do expect earnings estimates to continue to trend downward, we believe the market has discounted a lot of this bad news to date. Although overall sentiment remains bearish and further volatility near-term is likely, we believe there are bullish indicators that may be starting to emerge, particularly for small cap equities (relative to large caps) as we look ahead longer-term.

Performance Results

For the 12 months ended September 30, 2022, Institutional Class shares of the Loomis Sayles Small Cap Growth Fund returned -24.77% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Growth Index, which returned -29.27%.

Explanation of Fund Performance

Stock selection in the health care, information technology, and industrials sectors contributed most strongly to positive relative performance during the period. Conversely, stock selection within the energy sector and relative positioning in the energy and materials sectors detracted from relative performance.

The Fund’s top contributors to relative performance at the individual stock level were health care services and technology company Evolent Health Inc, healthcare services company Option Care Health Inc, and biotechnology company PTC Therapeutics Inc. Evolent Health helps providers and payers move towards a value-based payment system. Evolent has performed well, as it reported another strong quarter in August and provided an update that indicates its positive momentum should continue well into 2023. Option Care Health focuses on providing drug infusion services to patients at home or in specialty infusion clinics. Unlike many other healthcare service companies, Option Care Health made it through inflationary pressures with minimal impact on their income statement. In addition, the company continued to benefit from the transition to home health care services. PTC Therapeutics focuses on treating rare diseases. The company benefitted from positive results in a confirmatory European clinical trial for its Duchenne muscular dystrophy treatment. The result firmed up the company’s long-term revenue outlook and raised the possibility of bringing this product to the US market.

Conversely, the largest detractors of relative performance among individual stocks were digital on-demand printer manufacturer Kornit Digital Ltd., leading stock image and online video marketplace Shutterstock Inc., and leading cybersecurity provider Rapid7 Inc. Kornit Digital serves the growing e-commerce sector. The stock saw a sharp sell-off due to a rotation away from high-growth, high-valuation stocks during the period. Also, investors feared that Kornit’s massive growth during the Covid-19 pandemic period likely pulled forward demand, thus potentially slowing future growth. Shutterstock’s stock had been weak following a disappointing report in the first quarter of 2022 in which topline growth slowed, and there are emerging fears about how companies that depend on online marketing & advertising will fare in a recession. In addition, Shutterstock’s CEO announced an abrupt and unexpected departure just days after the earnings call, causing more concern about the near-term direction of the company. Rapid7 focuses on vulnerability management, incident detection and response, and cloud security. The stock had been weak due to valuation compression across the broader software space and a lackluster financial report in the first quarter of 2022, with results that were only in line with expectations, and Rapid7 didn’t raise its guidance on several key metrics.

Outlook

Excess volatility in our benchmarks was at highly elevated levels throughout the period, reflecting a market environment with low conviction among investors. Stock markets fluctuated from an oversold state to an overbought one, and vice versa during the course of the period. Below

1  |

the surface, new leadership groups gained momentum, while old leadership groups continued to gasp for air. Specifically, energy and certain areas within healthcare and industrials continued to garner support, while technology continued to struggle. While we certainly expect more “throwback” rallies in old leadership, we would expect this new leadership to maintain its relative performance edge.

We are also witnessing the early stages of small/mid cap stock outperformance relative to the broader market. While this seems counterintuitive given the economic struggles we are facing, this cohort of stocks seems to have much more harshly discounted the recession up to this point.

Investors are slowly coming to grips with investing in a rising rate environment, with no near-term safety net provided by the Fed. This will become even more challenging as companies report their third quarter earnings and provide an outlook for the remainder of the year and, hopefully, beyond. We clearly expect to see a broad downward revision in estimates across most sectors and industries and will quickly find out how much these lower prospective earnings have been discounted by the market. More durable growth businesses should weather the storm far better than their weaker peers, as will those business models with the most attractive return profiles.

We believe quality and (especially) growth become scarce and attractive attributes at this point in an economic cycle, and we expect will benefit our process going forward.

Top Ten Holdings as of September 30, 2022

	Security name	% of Net Assets
1	Casella Waste Systems, Inc., Class A	2.07%
2	Axonics, Inc.	2.06
3	Option Care Health, Inc.	2.02
4	Advanced Drainage Systems, Inc.	1.98
5	Evolent Health, Inc., Class A	1.98
6	WillScot Mobile Mini Holdings Corp.	1.96
7	WNS Holdings Ltd., ADR	1.93
8	Halozyme Therapeutics, Inc.	1.63
9	Pure Storage, Inc., Class A	1.61
10	KBR, Inc.	1.60

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2012 through September 30, 20222

See notes to charts on page 3.

|  2

LOOMIS SAYLES SMALL CAP GROWTH FUND

Average Annual Total Returns — September 30, 20222

				Life of	Expense Ratios[3]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Institutional Class	-24.77%	6.96%	10.31%	—%	0.92%	0.92%

Retail Class	-24.94	6.70	10.03	—	1.17	1.17

Class N (Inception 2/1/13)	-24.69	7.08	—	10.20	0.82	0.82

Comparative Performance
Russell 2000® Growth Index[1]	-29.27	3.60	8.81	6.21

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Russell 2000® Growth Index is an unmanaged index that measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® companies with higher price-to-book ratios and higher forecasted growth values.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

3  |

LOOMIS SAYLES SMALL CAP VALUE FUND

Managers	Symbols

Joseph R. Gatz, CFA®	Institutional Class	LSSCX

Jeffrey Schwartz, CFA®	Retail Class	LSCRX

	Admin Class	LSVAX

	Class N	LSCNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The period began on a positive note, with equity markets advancing in an environment of continued improvement in the global economy, robust corporate earnings in excess of expectations and an accommodative monetary policy. Many of these positive attributes began to fade in early 2022 as inflationary pressures mounted and investors began to focus their attention on a sharp increase in rates by the Federal Reserve. Adding to the concerns was the invasion of Ukraine, which created the potential to accelerate inflation, further disrupt supply chains and set the stage for tightening financial conditions on a global basis. Throughout the remainder of the fiscal year, persistent concerns regarding the pace of monetary tightening created a negative market environment centered on higher interest rates, a slowing economy and lower corporate earnings growth.

The net effect of these shifting conditions was a small cap market led by higher quality securities. For most of the fiscal year, smaller, more speculative companies with either minimal or no profits significantly lagged the market index. From a sector perspective, the rising price of oil resulted in the energy sector leading the market by a wide margin (up almost 25%) and was only one of two sectors in the broad based Russell 2000® Index to post a positive return. More defensive sectors such as utilities outperformed as well. Lagging sectors were those exposed to the consumer, as strong Covid-19 driven spending patterns weakened significantly. Healthcare, and more specifically biotech, were negatively impacted by investors’ avoidance of speculative companies and those without earnings, or even without sales.

Investors experienced a high level of market volatility during the period as they incorporated many evolving scenarios into their valuation models and outlooks. This has resulted in a downward equity market, with large cap stocks outperforming small cap and value stocks handily outperforming growth. In terms of returns, the Russell 1000® Index declined -17.2% while the broad based Russell 2000® Index declined -23.5%. Small cap value stocks, as measured by the Russell 2000® Value Index fell -17.7% while the Russell 2000® Growth Index returned -29.3%.

Performance Results

For the 12 months ended September 30, 2022, Institutional Class shares of the Loomis Sayles Small Cap Value Fund returned -16.18% at net asset value. The Fund outperformed its benchmark, the Russell 2000® Value Index, which returned -17.69%.

Explanation of Fund Performance

Strong security selection across a number of sectors drove positive relative return overall. Additionally, the Fund was positioned with a higher allocation to holdings with larger market capitalizations and higher quality than the index, both of which were positive factors in the prevailing market environment. The Fund maintained an underweight position to healthcare and real estate, which were two of the lower performing sectors of the small cap value market.

Stock selection was very favorable in the healthcare, information technology and communication services sectors. Among individual stocks, Lantheus Holdings Inc., Tower Semiconductor Ltd, and Houghton Mifflin Harcourt Company had the largest positive contributions to performance for the period.

Lantheus is a global leader in the development, manufacture and commercialization of diagnostic medical imaging agents and products for the diagnosis and treatment of cardiovascular and other diseases. The Fund acquired its position in July 2020 after a period of significant stock price weakness, primarily due to investor angst over initial dilution from an acquisition, masking the strong and steady profitability of the core imaging agent business. In May 2021, the company gained FDA approval for PYLARIFY, one of the previously acquired products and a first-of-its-kind imaging agent used to identify suspected metastasis or recurrence of prostate cancer. One year after approval, initial sales of PYLARIFY were well ahead of prior estimates, and the company has raised its estimates on the size of its addressable market on multiple occasions.

Tower Semiconductor is an independent foundry providing semiconductor manufacturing and related design services. The company is an integral part of the technology ecosystem and supply chain and is unique in having factories located in the United States, Europe and Japan. The semiconductor shortage has highlighted the strategic importance of Tower Semi and domestic manufacturing. During the first quarter of 2022, Intel Technologies validated our thesis by agreeing to acquire Tower Semiconductor at a generous premium. The Fund maintains a position in the stock, with the deal anticipated to close in the first quarter of 2023.

|  4

LOOMIS SAYLES SMALL CAP VALUE FUND

Houghton Mifflin is a leading education technology and book company in the K-12 market. Our thesis of a strong rebound in the company’s sales and margins coming out of Covid-19 played out through 2021, which resulted in share price appreciation. Then in early 2022, the company agreed to be taken private at a 16% premium. The Fund received cash in exchange for its shares in April 2022.

The Fund’s sector allocation detracted from return versus the index due mainly to its underweight to energy for most of the year and an overweight to the lagging information technology sector. Although the Fund significantly increased its weight to energy over the past few quarters based on strong industry fundamentals and more shareholder friendly capital allocation decisions by company management, the underweight in early 2022 had a meaningful negative impact to relative return versus the index. Weak stock selection within the consumer staples sector detracted from relative performance, while selection in the utilities sector more modestly trailed the index. Among individual stocks during the period, InMode Ltd., Herc Holdings, Inc. and Triumph Bancorp, Inc. detracted the most from performance.

InMode produces minimally-invasive medical aesthetic surgery instruments for fat reduction, skin tightening and tissue remodeling applications. The price decline during the period was unrelated to any company-specific fundamental news as the company continues to experience increasing demand from physicians, launched new products and delivered orders without delay. InMode stock reflected a retracement in valuation from previously elevated prices. The shares posted a 197% gain in calendar 2021, and we reduced the position size on price strength towards the end of 2021. Despite any changes in demand or fundamentals, as with other stocks with higher beta, the stock fell nearly 59% in the first nine months of 2022, negatively impacting the trailing 12-month return.

Herc Holdings is one of the leading equipment rental suppliers in North America, specializing in industrial products such as aerial platforms, earth moving equipment, and tele-handlers. The stock was one of our top performers during late 2020 and throughout calendar 2021 as the company deftly managed through Covid-19 related volatility and the subsequent economic recovery. In 2022, the stock has retraced some of its gains as investors have grown concerned about the economic outlook and the Federal Reserve’s actions to lower demand and fight inflation. Despite limited evidence of a material slowdown in the business and despite management’s proven skill in managing through the Covid-19 demand shock in early 2020, the stock has traded down to levels that imply a significant negative estimate revision lies ahead. We are maintaining our position in light of the company’s favorable intermediate and long term outlook and the stock’s attractive valuation.

Triumph Bancorp is a niche bank with a unique focus on transportation and freight payment factoring. As the company gradually transformed from a more traditional bank into a digital freight payments business, the stock was a top performer for the Fund in calendar 2021. This transition created significant future potential earnings as Triumph builds its freight payments network, but it also necessitated greater expenditures on programming talent to handle large freight broker onboarding, which negatively impacted earnings. Finally, the company is taking a “go slow” approach on pricing the network in order to foster early adoption. Ultimately Triumph expects its electronic process for paying freight invoices, to substantially lower transaction cost for brokers, shippers and factors.

Outlook

We remain committed to identifying inefficiencies in the small cap market that result in stock prices and valuations that do not accurately reflect our assessment of the underlying value of corporate enterprises. This approach is applied consistently over time, regardless of the current market environment.

While many forms of inefficiency may exist, we focus on companies that are misunderstood, underfollowed or in the midst of a “special situation” where we believe we can use our strengths consistent with our time horizon, resource deployment or a willingness to solve complex situations. We require fundamentally sound business models, capable management teams and financial stability. Key to our process is identifying distinct, company-specific catalysts on the horizon to sustain, enhance or highlight the fundamental outlook.

Our goal is to achieve an attractive total return for our investors, while managing to an appropriate level of risk over a market cycle.

5  |

Top Ten Holdings as of September 30, 2022

Security name		% of Net Assets
1	Herc Holdings, Inc.	1.86%
2	Wintrust Financial Corp.	1.56
3	ChampionX Corp.	1.52
4	Rambus, Inc.	1.50
5	Popular, Inc.	1.49
6	Northern Oil & Gas, Inc.	1.47
7	Lantheus Holdings, Inc.	1.45
8	Antero Resources Corp.	1.45
9	AECOM	1.35
10	Kadant, Inc.	1.33

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares

September 30, 2012 through September 30, 20223

See notes to charts on page 7.

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LOOMIS SAYLES SMALL CAP VALUE FUND

Average Annual Total Returns — September 30, 20223

				Life of	Expense Ratios[4]
	1 Year	5 Years	10 Years	Class N	Gross	Net

Institutional Class	-16.18%	2.31%	8.13%	—%	0.94%	0.90%

Retail Class	-16.40	2.05	7.85	—	1.19	1.15

Admin Class	-16.63	1.79	7.59	—	1.43	1.40

Class N (Inception 2/1/13)	-16.16	2.36	—	7.30	0.85	0.85

Comparative Performance
Russell 2000® Value Index[1]	-17.69	2.87	7.94	7.10
Russell 2000® Index[2]	-23.50	3.55	8.55	7.84

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Russell 2000® Value Index is an unmanaged index that measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

[2]	Russell 2000® Index is an unmanaged index that measures the performance of the small-cap segment of the U.S. equity universe.

[3]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[4]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

Managers	Symbols

Mark F. Burns, CFA®	Institutional Class	LSMIX

John J. Slavik, CFA®	Class N	LSMNX

Investment Objective

The Fund’s investment objective is long-term capital growth from investments in common stocks or other equity securities.

Market Conditions

The bear market that started in 2021 continued through the end of the period, as the first nine months of 2022 marked the fourth worst start to a year for small and mid cap stocks going back to 1926. The third quarter of 2022 was the third consecutive quarterly decline for US equities, as every domestic size and style box was down.

The Russell 2500™ Growth Index had its second-worst start to the year since 2002, falling nearly 30% year-to-date and 39% from its peak. During the first nine months of 2022, market volatility in both directions has been quite significant. Historically, some of the biggest rallies have occurred during bear markets, and this period was certainly no exception. The most recent quarter started with optimism that the Federal Reserve (Fed) might pivot away from its monetary policy tightening but ended with the reality that inflation is going to be harder to tame than most originally thought. Recession risks are also rising, and a recession may have already started in the second half of 2022, with business confidence, housing and manufacturing orders all in recession territory.

While we do expect earnings estimates to continue to move down, we believe the market has discounted a lot of this bad news to date. Although overall sentiment remains bearish and further volatility near-term is likely, we believe there are bullish indicators that may be starting to emerge — particularly for small cap equities (relative to large caps) as we look ahead longer-term.

Performance Results

For the 12 months ended September 30, 2022, Institutional Class shares of the Loomis Sayles Small/Mid Cap Growth Fund returned -25.43% at net asset value. The Fund outperformed its benchmark, the Russell 2500™ Growth Index, which returned -29.39%.

Explanation of Fund Performance

Among the top contributors to positive relative performance was stock selection in the healthcare, consumer discretionary, and consumer staples sectors. Conversely, relative positioning in energy and stock selection in the information technology and energy sectors detracted from relative performance.

The Fund’s top contributions to relative performance at the individual stock level were biotech company PTC Therapeutics Inc., behavioral health company Acadia Healthcare Co., and member-based warehouse club retailer BJ’s Wholesale Club Holdings Inc. PTC Therapeutics focuses on treating rare diseases. The company benefitted from positive results in a confirmatory European clinical trial for its Duchenne muscular dystrophy treatment. The result firmed up the company’s long-term revenue outlook and raised the possibility of bringing this product to the US market. Acadia Healthcare has a strong portfolio of inpatient facilities as well as outpatient addiction centers. Its earnings momentum continued to be strong despite concerns about labor costs, and its pipeline of new facilities and partnerships has also remained healthy, providing visibility into strong earnings in the coming years. BJ’s Wholesale Club operates membership warehouse clubs in the US, with an emphasis on selling groceries at prices roughly 25% lower than conventional grocers. The broad inflationary environment has driven consumers to seek value, and this trading-down effect led to robust membership gains and sales growth.

Conversely, the largest detractors of relative performance among individual stocks were semiconductor provider Semtech Corporation, consumer products producer Helen of Troy Ltd., and digital on-demand printer manufacturer Kornit Digital Ltd. Semtech provides semiconductors to various consumer, industrial, and communications end markets. Our original thesis was centered on the core business stabilizing at solid growth levels, while new products related to the Internet of Things accelerated growth. Unfortunately, the stock was caught up in the semiconductor downdraft given its exposure to the consumer-related areas of computing and smartphones. Additionally, Semtech’s proposed acquisition of Sierra Wireless was not ideally timed and involves integrating a lower gross margin business. Helen of Troy focuses on personal care and household products. Its retail customers got caught with too much inventory, as demand slowed leading to greater price promotions and lower earnings. Kornit Digital serves the growing e-commerce sector. The stock saw a sharp sell-off due to a rotation away from high-growth, high-valuation stocks during the period. Also, investors feared that Kornit’s massive growth during the Covid-19 pandemic period likely pulled forward demand, thus potentially slowing future growth.

Outlook

Excess volatility in our benchmarks was at highly elevated levels throughout the period, reflecting a market environment with low conviction among investors. Stock markets fluctuated from an oversold state to an overbought one, and vice versa during the course of the period. Below the surface, new leadership groups gained momentum, while old leadership groups continued to gasp for air. Specifically, energy and certain

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LOOMIS SAYLES SMALL/MID CAP GROWTH FUND

areas within healthcare and industrials continued to garner support, while technology continued to struggle. While we certainly expect more “throwback” rallies in old leadership, we would expect this new leadership to maintain its relative performance edge.

We are also witnessing the early stages of small/mid cap stock outperformance relative to the broader market. While this seems counterintuitive given the economic struggles we are facing, this cohort of stocks seems to have much more harshly discounted the recession up to this point.

Investors are slowly coming to grips with investing in a rising rate environment, with no near term safety net provided by the Fed. This will become even more challenging as companies report their third-quarter earnings and provide an outlook for the remainder of the year and, hopefully, beyond. We clearly expect to see a broad downward revision in estimates across most sectors and industries and will quickly find out how much these lower prospective earnings have been discounted by the market. More durable growth businesses should weather the storm far better than their weaker peers, as will those business models with the most attractive return profiles.

We believe quality and (especially) growth become scarce and attractive attributes at this point in an economic cycle, and should benefit our process going forward.

Top Ten Holdings as of September 30, 2022

Security name		% of Net Assets
1	Acadia Healthcare Co., Inc.	2.53%
2	BJ’s Wholesale Club Holdings, Inc.	2.45
3	HEICO Corp.	2.19
4	Pure Storage, Inc., Class A	2.15
5	Paylocity Holding Corp.	2.09
6	Advanced Drainage Systems, Inc.	1.89
7	Axonics, Inc.	1.79
8	WillScot Mobile Mini Holdings Corp.	1.77
9	FTI Consulting, Inc.	1.76
10	Texas Roadhouse, Inc.	1.71

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

Hypothetical Growth of $100,000 Investment in Institutional Class Shares2

June 30, 2015 (inception) through September 30, 2022

9  |

Average Annual Total Returns — September 30, 20222

			Life of	Life of	Expense Ratios[3]
	1 Year	5 Years	Class I	Class N	Gross	Net

Institutional Class (Inception 6/30/15)	-25.43%	7.27%	8.04%	—%	0.99%	0.85%

Class N (Inception 10/1/19)	-25.41	—	—	5.81	1.00	0.83

Comparative Performance
Russell 2500TM Growth Index[1]	-29.39	6.30	6.75	5.31

Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit loomissayles.com. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

[1]	Russell 2500™ Growth Index measures the performance of the small-to-mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500TM Index companies with higher price-to-book ratios and higher forecasted growth values. The Index is constructed to provide a comprehensive and unbiased barometer of the small-to-mid-cap growth market. The Index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-to-mid-cap opportunity set and that the represented companies continue to reflect growth characteristics. Indices are unmanaged.

[2]	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.

[3]	Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 1/31/23. When a Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.

All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.

Additional Index Information

This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.

The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.

Proxy Voting Information

A description of the Funds’ proxy voting policies and procedures is available without charge upon request, by calling Loomis Sayles at 800-633-3330; on the Funds’ website, at www.loomissayles.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information about how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Funds’ website and the SEC’s website.

Quarterly Portfolio Schedules

The Loomis Sayles Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at loomissayles.com. A hard copy may be requested from the Fund at no charge by calling 800-633-3330.

CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.

UNDERSTANDING YOUR FUND’S EXPENSES

As a mutual fund shareholder you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each Fund shows the actual amount of Fund expenses you would have paid on a $1,000 investment in the Fund from April 1, 2022 through September 30, 2022. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.6) and multiply the result by the number in the Expenses Paid During Period column as shown below for your class.

The second line in the table of each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the Funds to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

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Loomis Sayles Small Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period* 4/1/2022 – 9/30/2022
Actual	$1,000.00	$823.60	$4.25
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

Retail Class
Actual	$1,000.00	$822.60	$5.39
Hypothetical (5% return before expenses)	$1,000.00	$1,019.15	$5.97

Class N
Actual	$1,000.00	$823.80	$3.75
Hypothetical (5% return before expenses)	$1,000.00	$1,020.96	$4.15

* Expenses are equal to the Fund’s annualized expense ratio: 0.93%, 1.18% and 0.82% for Institutional Class, Retail Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small Cap Value Fund

Institutional Class	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period* 4/1/2022 – 9/30/2022
Actual	$1,000.00	$843.10	$4.16
Hypothetical (5% return before expenses)	$1,000.00	$1,020.56	$4.56

Retail Class
Actual	$1,000.00	$842.00	$5.31
Hypothetical (5% return before expenses)	$1,000.00	$1,019.30	$5.82

Admin Class
Actual	$1,000.00	$841.00	$6.46
Hypothetical (5% return before expenses)	$1,000.00	$1,018.05	$7.08

Class N
Actual	$1,000.00	$843.20	$3.88
Hypothetical (5% return before expenses)	$1,000.00	$1,020.86	$4.26

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement): 0.90%, 1.15%, 1.40% and 0.84% for Institutional Class, Retail Class, Admin Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Loomis Sayles Small/Mid Cap Growth Fund

Institutional Class	Beginning Account Value 4/1/2022	Ending Account Value 9/30/2022	Expenses Paid During Period* 4/1/2022 – 9/30/2022
Actual	$1,000.00	$811.00	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

Class N
Actual	$1,000.00	$811.10	$3.77
Hypothetical (5% return before expenses)	$1,000.00	$1,020.91	$4.20

* Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement) 0.83% and 0.83% for Institutional Class and Class N, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

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BOARD APPROVAL OF THE EXISTING ADVISORY AGREEMENTS

The Board of Trustees of the Trusts (the “Board”), including the Independent Trustees, considers matters bearing on each Fund’s advisory agreement (collectively, the “Agreements”) at most of its meetings throughout the year. Each year, usually in the spring, the Contract Review Committee of the Board meets to review the Agreements to determine whether to recommend that the full Board approve the continuation of the Agreements, typically for an additional one-year period. This meeting typically includes all the Independent Trustees, including the Trustees who do not serve on the Contract Review Committee. After the Contract Review Committee has made its recommendation, the full Board, including the Independent Trustees, determines whether to approve the continuation of the Agreements at its June Board Meeting.

In connection with these meetings, the Trustees receive materials that the Funds’ investment adviser (the “Adviser”) believes to be reasonably necessary for the Trustees to evaluate the Agreements. These materials generally include, among other items, (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks, (ii) information on the Funds’ advisory fees and other expenses, including information comparing the Funds’ advisory fees to the fees charged to institutional accounts with similar strategies managed by the Adviser, if any, and to those of peer groups of funds and information about any applicable expense limitations and/or fee “breakpoints,” (iii) sales and redemption data in respect of the Funds, (iv) information about the profitability of the Agreements to the Adviser, including how profitability is determined for the Funds, and (v) information obtained through the completion by the Adviser of a questionnaire distributed on behalf of the Trustees. The Board, including the Independent Trustees, also considers other matters such as (i) each Fund’s investment objective and strategies and the size, education and experience of the Adviser’s investment staff and its use of technology, external research and trading cost measurement tools, (ii) arrangements in respect of the distribution of the Funds’ shares and the related costs, (iii) the allocation of the Funds’ brokerage, if any, including, to the extent applicable, allocations to brokers affiliated with the Adviser and the use of “soft” commission dollars to pay for research and other similar services, (iv) each Adviser’s policies and procedures relating to, among other things, compliance, trading and best execution, proxy voting, liquidity and valuation, (v) information about amounts invested by the Funds’ portfolio managers in the Funds or in similar accounts that they manage and (vi) the general economic outlook with particular emphasis on the mutual fund industry. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide detailed information about the Funds’ investment performance and the fees charged to the Funds for advisory and other services. This information generally includes, where available, among other things, an internal performance rating for each Fund based on agreed-upon criteria, graphs showing each Fund’s performance and expense differentials against each Fund’s peer group/category of funds, total return information for various periods, third-party performance rankings for various periods comparing a Fund against similarly categorized funds, and performance ratings provided by a different third-party rating organization. The portfolio management team for each Fund or other representatives of the Adviser make periodic presentations to the Contract Review Committee and/or the full Board, and Funds identified as presenting possible performance concerns may be subject to more frequent Board or Committee presentations and reviews. In addition, the Trustees are periodically provided with detailed statistical information about each Fund’s portfolio. The Trustees also receive periodic updates between meetings, both at the Board and at the Committee level.

The Board most recently approved the continuation of the Agreements for a one-year period at its meeting held in June 2022. In considering whether to approve the continuation of the Agreements, the Board, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included, but were not limited to, the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by the Adviser and its affiliates to the Funds and the resources dedicated to the Funds by the Adviser and its affiliates. The Trustees also considered their experience with other funds advised or sub-advised by the Adviser as well as the affiliation between the Adviser and Natixis Investment Managers, LLC, whose affiliates provide investment advisory services to other funds in the Natixis family of funds.

The Trustees considered not only the advisory services provided by the Adviser to the Funds, but also the benefits to the Funds from the monitoring and oversight services provided by Natixis Advisors, LLC (“Natixis Advisors”). They also considered the administrative and shareholder services provided by Natixis Advisors and its affiliates to the Funds. They also took into consideration increases in the services provided resulting from new regulatory requirements, such as new rules relating to the fair valuation of investments and the use of derivatives.

For each Fund, the Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the nature, extent and quality of services provided supported the renewal of the Agreements.

13  |

Investment performance of the Funds and the Adviser. As noted above, the Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups and categories of funds and the Funds’ respective performance benchmarks. The Trustees also received information about how comparative peer groups are constructed. In addition, the Trustees reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics, including metrics that measured the performance of the Funds on a risk adjusted basis.

The Board noted that, through December 31, 2021, each Fund’s one-, three- and five-year performance, stated as percentile rankings within categories selected by the independent third-party data provider was as follows (where the best performance would be in the first percentile of its category):

	One-Year	Three-Year	Five-Year
Loomis Sayles Small Cap Growth Fund	54%	67%	45%
Loomis Sayles Small Cap Value Fund	22%	76%	90%
Loomis Sayles Small/Mid Cap Growth Fund	26%	54%	40%

In the case of each Fund that had performance that lagged that of a relevant category median as determined by the independent third party for certain (although not necessarily all) periods, the Board concluded that other factors relevant to performance supported renewal of the Agreements. These factors included one or more of the following: (1) that the underperformance was attributable, to a significant extent, to investment decisions (such as security selection or sector allocation) by the Adviser that were reasonable and consistent with the Fund’s investment objective and policies; (2) that the Fund had outperformed its relevant performance benchmark for the one-year period ended December 31, 2021; and (3) that the Adviser’s investment strategy is expected to result in cyclical underperformance from time to time, but that this style of investing is showing improved performance generally, which is expected to help the Fund’s performance. The Board also considered information about the Funds’ more recent performance, including how that performance had been impacted by the Covid-19 crisis.

The Trustees also considered the Adviser’s performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of the Adviser to Trustee concerns about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the performance of the Funds and the Adviser and/or other relevant factors supported the renewal of the Agreements.

The costs of the services to be provided and profits to be realized by the Adviser and its affiliates from their respective relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory and administrative services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and by an independent third party) of the Funds’ advisory fees and total expense levels to those of their peer groups and information about the advisory fees charged by the Adviser to comparable accounts (such as institutional separate accounts), as well as information about differences in such fees and the reasons for any such differences. In considering the fees charged to comparable accounts, the Trustees considered, among other things, management’s representations about the differences between managing mutual funds as compared to other types of accounts, including the additional resources required to effectively manage mutual fund assets, the greater regulatory costs associated with the management of such assets, and the entrepreneurial, regulatory and other risks associated with sponsoring and managing mutual funds. In evaluating each Fund’s advisory fee, the Trustees also took into account the demands, complexity and quality of the investment management of such Fund and the need for the Adviser to offer competitive compensation and the potential need to expend additional resources to the extent the Fund grows in size. The Trustees considered that over the past several years, management had demonstrated its intention to have competitive fee levels by making recommendations regarding reductions in advisory fee rates, implementation of advisory fee breakpoints and the institution of advisory fee waivers and expense limitations for various funds in the fund family. They noted that all of the Funds have expense limitations in place, and they considered the amounts waived or reimbursed by the Adviser for certain Funds under their respective expense limitation agreements. The Trustees also considered that Loomis Sayles Small Cap Growth Fund’s current expenses are below its expense limitation. The Trustees noted that the Funds had total advisory fee rates that were at or below the medians of their respective peer groups of funds.

The Trustees also considered the compensation directly or indirectly received by the Adviser and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of the Adviser’s and its affiliates’ relationships with the Funds, and information about how expenses are determined and allocated for purposes of profitability calculations. They also reviewed information provided by management about the effect of distribution costs and changes in asset levels on Adviser profitability, including information regarding resources spent on distribution activities. When reviewing profitability, the Trustees also considered information about court cases in which adviser compensation or profitability were issues, the performance of the Funds, the expense levels of the Funds, whether the Adviser had implemented breakpoints and/or expense limitations with respect to such Funds and the overall profit margin of Natixis Investment Managers, LLC compared to that of certain other investment managers for which such data was available.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the advisory fee charged to each of the Funds was fair and reasonable, and that the costs of these services generally and the related profitability of the Adviser and its affiliates in respect of their relationships with the Funds supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies are shared with the Funds through breakpoints in their investment advisory fees or other means, such as expense limitations.

|  14

The Trustees also considered management’s explanation of the factors that are taken into account with respect to the implementation of breakpoints in investment advisory fees or expense limitations. With respect to economies of scale, the Trustees noted that although none of the Funds’ management fees were subject to breakpoints, each of the Funds was subject to an expense limitation. In considering these issues, the Trustees also took note of the costs of the services provided (both on an absolute and on a relative basis) and the profitability to the Adviser and its affiliates of their relationships with the Funds, as discussed above. The Trustees also considered that the Funds have benefitted from the substantial reinvestment the Adviser has made into its business.

After reviewing these and related factors, the Trustees concluded, within the context of their overall conclusions regarding each of the Agreements, that the extent to which economies of scale were shared with the Funds supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•

The effect of recent market and economic events, including but not limited to the Covid-19 crisis and its significant disruptions to the economy and business operations, as well as more recent market volatility, on the performance, asset levels and expense ratios of each Fund.

•

Whether each Fund has operated in accordance with its investment objective and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Funds and the Adviser. They also considered the compliance-related resources the Adviser and its affiliates were providing to the Funds.

•

So-called “fallout benefits” to the Adviser, such as the engagement of affiliates of the Adviser to provide distribution and administrative services to the Funds, and the benefits of research made available to the Adviser by reason of brokerage commissions (if any) generated by the Funds’ securities transactions. The Trustees also considered the benefits to the parent company of Natixis Advisors from the retention of the Adviser. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

•	The Trustees’ review and discussion of the Funds’ advisory arrangements in prior years, and management’s record of responding to Trustee concerns raised during the year and in prior years.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that each of the existing Agreements should be continued through June 30, 2023.

15  |

LIQUIDITY RISK MANAGEMENT PROGRAM

Annual Report for the Period Commencing on January 1, 2021 and ending December 31, 2021 (including updates through September 30, 2022)

Effective December 1, 2018, the Funds adopted a liquidity risk management program (the “Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Rule”). The Rule requires registered open-end funds, including mutual funds and exchange-traded funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the Funds to assess, manage and review their liquidity risk considering applicable factors during normal and foreseeable stressed conditions. In fulfilling this requirement, each Fund assesses and reviews (where applicable and amongst other matters) its investment strategy, portfolio holdings, possible investment concentrations, use of derivatives, short-term and long-term cash flow projections, use of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Each Program has established a Program Administrator, which is the adviser of the Funds.

In accordance with the Program, each of the Fund’s portfolio investments is classified into one of four liquidity categories based on a determination of a reasonable expectation for how long it would take to convert the investment to cash (or sell or dispose of the investment) without significantly changing its market value.

Each Fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. If a Fund does not hold a majority of highly liquid investments in its portfolio, then the Fund is required to establish a highly liquid investment minimum (“HLIM”). None of the Funds has established an HLIM.

During the period from January 1, 2021 to December 31, 2021, there were no material changes to the Program and no material events that impacted the operation of the Funds’ Programs. During the period, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.

During the period January 1, 2022 through September 30, 2022, the Funds held sufficient liquid assets to meet redemptions on a timely basis and did not have any illiquid security violations.

Annual Program Assessment and Conclusion

In the opinion of the Program Administrators, the Program of each Fund approved by the Funds’ Board is operating effectively. The Program Administrators have also monitored, assessed and managed each Fund’s liquidity risk regularly throughout the period.

Pursuant to the Rule’s requirements, the Board has received and reviewed a written report prepared by each Fund’s Program Administrator that addressed the operation of the Programs, assessed their adequacy and effectiveness and described any material changes made to the Programs.

|  16

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 97.7% of Net Assets

	Aerospace & Defense – 0.7%
273,827	Hexcel Corp.	$14,162,332

	Air Freight & Logistics – 0.6%
170,410	HUB Group, Inc., Class A(a)	11,754,882

	Auto Components – 2.6%
275,945	Dorman Products, Inc.(a)	22,660,604
332,277	Gentherm, Inc.(a)	16,524,135
286,769	Patrick Industries, Inc.	12,571,953

		51,756,692

	Banks – 3.1%
432,101	Ameris Bancorp	19,319,236
889,778	Bancorp, Inc. (The)(a)	19,557,320
319,327	Lakeland Financial Corp.	23,250,199

		62,126,755

	Beverages – 0.8%
1,272,993	Primo Water Corp.	15,976,062

	Biotechnology – 6.4%
186,913	Blueprint Medicines Corp.(a)	12,315,698
813,265	Halozyme Therapeutics, Inc.(a)	32,156,498
587,825	Inhibrx, Inc.(a)	10,551,459
720,780	Insmed, Inc.(a)	15,525,601
544,120	PTC Therapeutics, Inc.(a)	27,314,824
577,379	Vericel Corp.(a)	13,395,193
618,043	Xencor, Inc.(a)	16,056,757

		127,316,030

	Building Products – 2.5%
315,347	Advanced Drainage Systems, Inc.	39,219,706
140,067	UFP Industries, Inc.	10,107,235

		49,326,941

	Capital Markets – 3.3%
497,284	Focus Financial Partners, Inc., Class A(a)	15,669,419
365,193	Hamilton Lane, Inc., Class A	21,769,155
418,319	PJT Partners, Inc., Class A	27,952,075

		65,390,649

	Commercial Services & Supplies – 3.1%
536,997	Casella Waste Systems, Inc., Class A(a)	41,021,201
706,776	Driven Brands Holdings, Inc.(a)	19,775,592

		60,796,793

	Communications Equipment – 1.5%
478,937	Calix, Inc.(a)	29,282,208

	Construction & Engineering – 2.4%
136,559	Arcosa, Inc.	7,808,444
963,055	WillScot Mobile Mini Holdings Corp.(a)	38,840,008

		46,648,452

	Electronic Equipment, Instruments & Components – 2.5%
230,511	Advanced Energy Industries, Inc.	17,843,857
203,955	Itron, Inc.(a)	8,588,545
204,611	Novanta, Inc.(a)	23,663,262

		50,095,664

	Energy Equipment & Services – 3.2%
667,577	Cactus, Inc., Class A	$25,654,984
571,955	Noble Corp. PLC(a)	16,918,429
643,728	Weatherford International PLC(a)	20,785,977

		63,359,390

	Food Products – 2.7%
500,029	Hostess Brands, Inc.(a)	11,620,674
807,654	Simply Good Foods Co. (The)(a)	25,836,851
1,084,399	Sovos Brands, Inc.(a)	15,441,842

		52,899,367

	Health Care Equipment & Supplies – 9.8%
521,673	AtriCure, Inc.(a)	20,397,414
578,546	Axonics, Inc.(a)	40,752,780
233,102	CONMED Corp.	18,687,787
288,067	Cutera, Inc.(a)	13,135,855
167,056	Inspire Medical Systems, Inc.(a)	29,630,723
208,552	LivaNova PLC(a)	10,588,185
481,419	Merit Medical Systems, Inc.(a)	27,204,988
463,218	NuVasive, Inc.(a)	20,293,581
195,546	STAAR Surgical Co.(a)	13,795,770

		194,487,083

	Health Care Providers & Services – 5.9%
357,962	Acadia Healthcare Co., Inc.(a)	27,985,469
881,773	Alignment Healthcare, Inc.(a)	10,440,193
304,100	Ensign Group, Inc. (The)	24,175,950
143,790	ModivCare, Inc.(a)	14,332,987
1,269,108	Option Care Health, Inc.(a)	39,938,829

		116,873,428

	Health Care Technology – 2.0%
1,090,405	Evolent Health, Inc., Class A(a)	39,178,252

	Hotels, Restaurants & Leisure – 2.2%
908,124	Life Time Group Holdings, Inc.(a)	8,854,209
209,144	Papa John’s International, Inc.	14,642,172
227,166	Texas Roadhouse, Inc.	19,822,505

		43,318,886

	Household Durables – 0.8%
185,078	Installed Building Products, Inc.	14,989,467

	Insurance – 2.0%
783,261	BRP Group, Inc., Class A(a)	20,638,927
77,061	Kinsale Capital Group, Inc.	19,682,921

		40,321,848

	Interactive Media & Services – 1.3%
617,719	CarGurus, Inc.(a)	8,753,078
326,381	Shutterstock, Inc.	16,374,535

		25,127,613

	IT Services – 3.6%
729,407	EVERTEC, Inc.	22,866,910
543,444	Grid Dynamics Holdings, Inc.(a)	10,178,706
465,663	WNS Holdings Ltd., ADR(a)	38,109,860

		71,155,476

	Leisure Products – 1.7%
334,868	Malibu Boats, Inc., Class A(a)	16,070,315
960,204	Topgolf Callaway Brands Corp.(a)	18,493,529

		34,563,844

See accompanying notes to financial statements.

17  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Life Sciences Tools & Services – 1.1%
137,464	Medpace Holdings, Inc.(a)	$21,605,217

	Machinery – 3.9%
345,564	Albany International Corp., Class A	27,240,810
341,019	Helios Technologies, Inc.	17,255,561
152,148	RBC Bearings, Inc.(a)	31,617,876

		76,114,247

	Media – 1.2%
397,460	TechTarget, Inc.(a)	23,529,632

	Oil, Gas & Consumable Fuels – 0.9%
99,572	Denbury, Inc.(a)	8,589,081
471,081	Magnolia Oil & Gas Corp., Class A	9,332,114

		17,921,195

	Personal Products – 2.6%
658,229	BellRing Brands, Inc.(a)	13,566,100
719,053	elf Beauty, Inc.(a)	27,050,774
141,803	Inter Parfums, Inc.	10,700,454

		51,317,328

	Pharmaceuticals – 2.4%
452,281	Pacira BioSciences, Inc.(a)	24,056,826
688,513	Supernus Pharmaceuticals, Inc.(a)	23,306,165

		47,362,991

	Professional Services – 4.2%
139,385	FTI Consulting, Inc.(a)	23,097,489
256,225	Huron Consulting Group, Inc.(a)	16,974,906
105,367	ICF International, Inc.	11,487,110
732,555	KBR, Inc.	31,661,027

		83,220,532

	Road & Rail – 0.6%
584,733	Marten Transport Ltd.	11,203,484

	Semiconductors & Semiconductor Equipment – 5.0%
522,541	MACOM Technology Solutions Holdings, Inc.(a)	27,062,398
552,136	MaxLinear, Inc.(a)	18,010,676
1,145,616	Rambus, Inc.(a)	29,121,559
194,176	Silicon Laboratories, Inc.(a)	23,969,086

		98,163,719

	Software – 4.2%
749,144	Box, Inc., Class A(a)	18,271,622
370,588	Envestnet, Inc.(a)	16,454,107
335,192	Q2 Holdings, Inc.(a)	10,793,182
540,881	Tenable Holdings, Inc.(a)	18,822,659
735,565	Varonis Systems, Inc.(a)	19,507,184

		83,848,754

	Specialty Retail – 0.7%
220,907	Boot Barn Holdings, Inc.(a)	12,914,223

	Technology Hardware, Storage & Peripherals – 1.6%
1,164,537	Pure Storage, Inc., Class A(a)	31,873,378

	Textiles, Apparel & Luxury Goods – 1.6%
223,173	Columbia Sportswear Co.	15,019,543
191,832	Oxford Industries, Inc.	17,222,677

		32,242,220

	Trading Companies & Distributors – 3.0%
211,249	Applied Industrial Technologies, Inc.	$21,712,172
246,375	McGrath RentCorp	20,661,008
163,171	SiteOne Landscape Supply, Inc.(a)	16,992,628

		59,365,808

	Total Common Stocks

	(Identified Cost $1,880,194,049)	1,931,590,842

Principal Amount

Short-Term Investments – 3.0%

$59,693,865	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $59,699,337 on 10/03/2022 collateralized by $50,850,500 U.S. Treasury Inflation Indexed Note, 0.375% due 7/15/2025 valued at $60,887,775 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $59,693,865)	59,693,865

	Total Investments – 100.7%

	(Identified Cost $1,939,887,914)	1,991,284,707

	Other assets less liabilities—(0.7)%	(14,190,031)

	Net Assets – 100.0%	$1,977,094,676

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

See accompanying notes to financial statements.

|  18

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Growth Fund – continued

Industry Summary at September 30, 2022

Health Care Equipment & Supplies	9.8%
Biotechnology	6.4
Health Care Providers & Services	5.9
Semiconductors & Semiconductor Equipment	5.0
Software	4.2
Professional Services	4.2
Machinery	3.9
IT Services	3.6
Capital Markets	3.3
Energy Equipment & Services	3.2
Banks	3.1
Commercial Services & Supplies	3.1
Trading Companies & Distributors	3.0
Food Products	2.7
Auto Components	2.6
Personal Products	2.6
Electronic Equipment, Instruments & Components	2.5
Building Products	2.5
Pharmaceuticals	2.4
Construction & Engineering	2.4
Hotels, Restaurants & Leisure	2.2
Insurance	2.0
Health Care Technology	2.0
Other Investments, less than 2% each	15.1
Short-Term Investments	3.0

Total Investments	100.7
Other assets less liabilities	(0.7)

Net Assets	100.0%

See accompanying notes to financial statements.

19  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Value Fund

Shares	Description	Value (†)

Common Stocks – 97.9% of Net Assets

	Auto Components – 1.0%
209,897	Dana, Inc.	$2,399,123
19,789	LCI Industries	2,007,792

		4,406,915

	Banks – 14.1%
120,373	Ameris Bancorp	5,381,877
131,546	Atlantic Union Bankshares Corp.	3,996,367
176,191	Cadence Bank	4,477,013
183,482	CVB Financial Corp.	4,645,764
236,839	Home BancShares, Inc.	5,331,246
269,865	OceanFirst Financial Corp.	5,030,284
68,791	Pinnacle Financial Partners, Inc.	5,578,950
87,484	Popular, Inc.	6,304,097
56,181	Prosperity Bancshares, Inc.	3,746,149
50,065	SouthState Corp.	3,961,143
79,870	Triumph Bancorp, Inc.(a)	4,340,935
80,878	Wintrust Financial Corp.	6,595,601

		59,389,426

	Biotechnology – 1.1%
23,126	United Therapeutics Corp.(a)	4,842,122

	Building Products – 2.3%
272,349	Janus International Group, Inc.(a)	2,429,353
166,607	Quanex Building Products Corp.	3,025,583
60,743	UFP Industries, Inc.	4,383,215

		9,838,151

	Capital Markets – 0.8%
64,429	Stifel Financial Corp.	3,344,509

	Chemicals – 3.6%
31,345	Ashland, Inc.	2,976,834
71,571	Cabot Corp.	4,572,671
245,435	LSB Industries, Inc.(a)	3,497,449
159,299	Valvoline, Inc.	4,036,637

		15,083,591

	Commercial Services & Supplies – 2.3%
49,036	Clean Harbors, Inc.(a)	5,392,979
83,923	IAA, Inc.(a)	2,672,948
41,538	VSE Corp.	1,470,445

		9,536,372

	Communications Equipment – 1.0%
329,070	Viavi Solutions, Inc.(a)	4,294,363

	Construction & Engineering – 3.7%
83,319	AECOM	5,696,520
81,859	Arcosa, Inc.	4,680,698
183,916	MDU Resources Group, Inc.	5,030,102

		15,407,320

	Diversified Financial Services – 0.7%
140,900	Cannae Holdings, Inc.(a)	2,910,994

	Electric Utilities – 0.8%
64,183	ALLETE, Inc.	3,212,359

	Electrical Equipment – 0.5%
27,568	Atkore, Inc.(a)	2,145,066

	Electronic Equipment, Instruments & Components – 5.7%
134,809	Kimball Electronics, Inc.(a)	$2,311,974
11,989	Littelfuse, Inc.	2,382,095
97,169	Methode Electronics, Inc.	3,609,828
95,682	National Instruments Corp.	3,611,039
51,402	TD SYNNEX Corp.	4,173,328
299,157	TTM Technologies, Inc.(a)	3,942,889
245,995	Vontier Corp.	4,110,577

		24,141,730

	Energy Equipment & Services – 2.6%
328,115	ChampionX Corp.	6,421,211
140,177	Weatherford International PLC(a)	4,526,315

		10,947,526

	Entertainment – 0.7%
100,530	Liberty Media Corp.-Liberty Braves, Class C(a)	2,764,575

	Food & Staples Retailing – 0.7%
91,252	Andersons, Inc. (The)	2,831,550

	Food Products – 1.3%
15,756	J&J Snack Foods Corp.	2,039,929
127,617	Nomad Foods Ltd.(a)	1,812,162
399,751	Whole Earth Brands, Inc.(a)	1,535,044

		5,387,135

	Health Care Equipment & Supplies – 3.9%
29,129	CONMED Corp.	2,335,272
51,732	Embecta Corp.	1,489,364
112,554	Inmode Ltd.(a)	3,276,447
87,196	Lantheus Holdings, Inc.(a)	6,132,495
39,148	UFP Technologies, Inc.(a)	3,360,464

		16,594,042

	Health Care Providers & Services – 2.8%
29,900	AMN Healthcare Services, Inc.(a)	3,168,204
146,724	Option Care Health, Inc.(a)	4,617,404
78,330	Tenet Healthcare Corp.(a)	4,040,262

		11,825,870

	Health Care Technology – 1.1%
300,300	Allscripts Healthcare Solutions, Inc.(a)	4,573,569

	Hotels, Restaurants & Leisure – 1.8%
20,127	Churchill Downs, Inc.	3,706,387
33,422	Marriott Vacations Worldwide Corp.	4,072,805

		7,779,192

	Household Durables – 1.8%
114,582	KB Home	2,969,966
88,991	Skyline Champion Corp.(a)	4,704,954

		7,674,920

	Household Products – 0.3%
30,646	Spectrum Brands Holdings, Inc.	1,196,113

	Independent Power & Renewable Electricity Producers – 0.8%
49,418	NextEra Energy Partners LP	3,573,416

	Insurance – 0.8%
100,002	Employers Holdings, Inc.	3,449,069

See accompanying notes to financial statements.

|  20

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Value Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Interactive Media & Services – 0.5%
100,018	TripAdvisor, Inc.(a)	$2,208,397

	IT Services – 3.1%
35,131	Concentrix Corp.	3,921,674
69,274	CSG Systems International, Inc.	3,663,209
26,645	Euronet Worldwide, Inc.(a)	2,018,625
155,777	International Money Express, Inc.(a)	3,550,158

		13,153,666

	Leisure Products – 0.9%
59,611	Brunswick Corp.	3,901,540

	Life Sciences Tools & Services – 1.0%
20,916	Charles River Laboratories International, Inc.(a)	4,116,269

	Machinery – 4.3%
46,020	Albany International Corp., Class A	3,627,757
104,615	Altra Industrial Motion Corp.	3,517,156
127,292	Columbus McKinnon Corp.	3,329,959
33,640	Kadant, Inc.	5,611,488
126,997	Wabash National Corp.	1,976,073

		18,062,433

	Marine – 0.8%
270,164	Genco Shipping & Trading Ltd.	3,385,155

	Media – 2.1%
173,155	Gray Television, Inc.	2,479,579
54,939	John Wiley & Sons, Inc., Class A	2,063,509
66,800	Scholastic Corp.	2,054,768
91,013	Thryv Holdings, Inc.(a)	2,077,827

		8,675,683

	Metals & Mining – 0.4%
107,640	Arconic Corp.(a)	1,834,186

	Multi-Utilities – 0.8%
49,109	Black Hills Corp.	3,326,153

	Oil, Gas & Consumable Fuels – 5.4%
200,840	Antero Resources Corp.(a)	6,131,645
103,304	California Resources Corp.	3,969,973
84,570	EQT Corp.	3,446,227
46,704	Laredo Petroleum, Inc.(a)	2,935,346
226,665	Northern Oil & Gas, Inc.	6,212,888

		22,696,079

	Personal Products – 0.6%
124,116	BellRing Brands, Inc.(a)	2,558,031

	Pharmaceuticals – 2.4%
14,563	Jazz Pharmaceuticals PLC(a)	1,941,102
58,786	Pacira BioSciences, Inc.(a)	3,126,827
143,616	Supernus Pharmaceuticals, Inc.(a)	4,861,402

		9,929,331

	Professional Services – 3.2%
46,263	Insperity, Inc.	4,722,990
82,283	Korn Ferry	3,863,187
55,596	Science Applications International Corp.	4,916,354

		13,502,531

	REITs – Diversified – 0.9%
119,404	Postal Realty Trust, Inc., Class A	$1,751,656
131,305	UMH Properties, Inc.	2,120,576

		3,872,232

	REITs – Single Tenant – 1.0%
63,454	Agree Realty Corp.	4,288,221

	REITs – Storage – 0.8%
81,061	CubeSmart	3,247,304

	REITs – Warehouse/Industrials – 1.0%
142,390	STAG Industrial, Inc.	4,048,148

	Semiconductors & Semiconductor Equipment – 2.2%
248,220	Rambus, Inc.(a)	6,309,752
72,602	Tower Semiconductor Ltd.(a)	3,190,132

		9,499,884

	Specialty Retail – 1.3%
47,954	Boot Barn Holdings, Inc.(a)	2,803,391
142,153	Urban Outfitters, Inc.(a)	2,793,306

		5,596,697

	Technology Hardware, Storage & Peripherals – 0.9%
67,288	Super Micro Computer, Inc.(a)	3,705,550

	Textiles, Apparel & Luxury Goods – 1.0%
61,370	Crocs, Inc.(a)	4,213,664

	Thrifts & Mortgage Finance – 1.9%
37,297	Federal Agricultural Mortgage Corp., Class C	3,697,625
94,150	WSFS Financial Corp.	4,374,209

		8,071,834

	Trading Companies & Distributors – 4.1%
192,103	Alta Equipment Group, Inc.	2,115,054
193,506	Custom Truck One Source, Inc.(a)	1,128,140
75,361	Herc Holdings, Inc.	7,828,501
51,617	McGrath RentCorp	4,328,602
270,266	MRC Global, Inc.(a)	1,943,212

		17,343,509

	Water Utilities – 0.4%
187,333	Pure Cycle Corp.(a)	1,564,230

	Wireless Telecommunication Services – 0.7%
119,229	United States Cellular Corp.(a)	3,103,531

	Total Common Stocks
	(Identified Cost $347,480,250)	413,054,153

See accompanying notes to financial statements.

21  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small Cap Value Fund – continued

Principal Amount	Description	Value (†)

Short-Term Investments – 1.8%

$7,382,880	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $7,383,557 on 10/03/2022 collateralized by $8,620,200 U.S. Treasury Bond, 3.000% due 8/15/2052 valued at $7,530,555 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $7,382,880)	$7,382,880

	Total Investments – 99.7%

	(Identified Cost $354,863,130)	420,437,033

	Other assets less liabilities—0.3%	1,264,941

	Net Assets – 100.0%	$421,701,974

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

REITs	Real Estate Investment Trusts

Industry Summary at September 30, 2022

Banks	14.1%
Electronic Equipment, Instruments & Components	5.7
Oil, Gas & Consumable Fuels	5.4
Machinery	4.3
Trading Companies & Distributors	4.1
Health Care Equipment & Supplies	3.9
Construction & Engineering	3.7
Chemicals	3.6
Professional Services	3.2
IT Services	3.1
Health Care Providers & Services	2.8
Energy Equipment & Services	2.6
Pharmaceuticals	2.4
Building Products	2.3
Commercial Services & Supplies	2.3
Semiconductors & Semiconductor Equipment	2.2
Media	2.1
Other Investments, less than 2% each	30.1
Short-Term Investments	1.8

Total Investments	99.7
Other assets less liabilities	0.3

Net Assets	100.0%

See accompanying notes to financial statements.

|  22

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small/Mid Cap Growth Fund

Shares	Description	Value (†)

Common Stocks – 96.9% of Net Assets

	Aerospace & Defense – 5.2%
20,152	Axon Enterprise, Inc.(a)	$2,332,594
23,335	HEICO Corp.	3,359,773
45,577	Hexcel Corp.	2,357,243

		8,049,610

	Banks – 2.2%
37,422	Glacier Bancorp, Inc.	1,838,543
48,063	Pacific Premier Bancorp, Inc.	1,488,030

		3,326,573

	Biotechnology – 6.4%
3,560	Argenx SE, ADR(a)	1,256,858
56,669	Halozyme Therapeutics, Inc.(a)	2,240,692
51,999	PTC Therapeutics, Inc.(a)	2,610,350
10,679	United Therapeutics Corp.(a)	2,235,969
55,069	Xencor, Inc.(a)	1,430,693

		9,774,562

	Building Products – 2.6%
23,278	Advanced Drainage Systems, Inc.	2,895,085
46,518	Zurn Elkay Water Solutions Corp.	1,139,691

		4,034,776

	Capital Markets – 3.2%
25,727	Hamilton Lane, Inc., Class A	1,533,586
11,300	Morningstar, Inc.	2,399,216
42,639	StepStone Group, Inc., Class A	1,045,082

		4,977,884

	Commercial Services & Supplies – 2.2%
42,357	Driven Brands Holdings, Inc.(a)	1,185,149
16,893	Tetra Tech, Inc.	2,171,257

		3,356,406

	Communications Equipment – 1.4%
51,886	Ciena Corp.(a)	2,097,751

	Construction & Engineering – 3.3%
8,723	Valmont Industries, Inc.	2,343,172
67,367	WillScot Mobile Mini Holdings Corp.(a)	2,716,911

		5,060,083

	Distributors – 1.1%
5,461	Pool Corp.	1,737,745

	Electronic Equipment, Instruments & Components – 2.9%
24,784	Advanced Energy Industries, Inc.	1,918,530
20,641	Coherent Corp.(a)	719,339
33,034	Trimble, Inc.(a)	1,792,755

		4,430,624

	Energy Equipment & Services – 1.4%
109,629	ChampionX Corp.	2,145,440

	Food & Staples Retailing – 4.9%
51,697	BJ’s Wholesale Club Holdings, Inc.(a)	3,764,058
10,980	Casey’s General Stores, Inc.	2,223,670
34,277	Performance Food Group Co.(a)	1,472,197

		7,459,925

	Food Products – 1.6%
74,580	Simply Good Foods Co. (The)(a)	$2,385,814

	Health Care Equipment & Supplies – 9.0%
107,614	AngioDynamics, Inc.(a)	2,201,782
39,079	Axonics, Inc.(a)	2,752,725
21,696	CONMED Corp.	1,739,368
51,811	Envista Holdings Corp.(a)	1,699,919
39,305	Globus Medical, Inc., Class A(a)	2,341,399
9,002	Insulet Corp.(a)	2,065,059
20,830	LivaNova PLC(a)	1,057,539

		13,857,791

	Health Care Providers & Services – 4.0%
49,663	Acadia Healthcare Co., Inc.(a)	3,882,654
118,876	R1 RCM Holdco, Inc.(a)	2,202,772

		6,085,426

	Health Care Technology – 1.3%
56,471	Evolent Health, Inc., Class A(a)	2,029,003

	Hotels, Restaurants & Leisure – 4.2%
11,281	Churchill Downs, Inc.	2,077,396
29,098	Planet Fitness, Inc., Class A(a)	1,677,791
30,021	Texas Roadhouse, Inc.	2,619,632

		6,374,819

	Household Durables – 0.4%
6,649	Helen of Troy Ltd.(a)	641,230

	Insurance – 2.3%
8,569	Kinsale Capital Group, Inc.	2,188,694
15,848	Palomar Holdings, Inc.(a)	1,326,795

		3,515,489

	IT Services – 5.2%
13,277	Broadridge Financial Solutions, Inc.	1,916,137
9,021	Concentrix Corp.	1,007,014
17,553	Endava PLC, Sponsored ADR(a)	1,415,299
15,481	ExlService Holdings, Inc.(a)	2,281,280
10,716	WEX, Inc.(a)	1,360,289

		7,980,019

	Machinery – 5.2%
8,541	Chart Industries, Inc.(a)	1,574,533
38,665	Ingersoll Rand, Inc.	1,672,648
14,973	John Bean Technologies Corp.	1,287,678
9,981	Middleby Corp. (The)(a)	1,279,265
10,358	RBC Bearings, Inc.(a)	2,152,496

		7,966,620

	Oil, Gas & Consumable Fuels – 1.9%
95,315	Magnolia Oil & Gas Corp., Class A	1,888,190
21,684	Matador Resources Co.	1,060,781

		2,948,971

	Pharmaceuticals – 1.3%
37,478	Pacira BioSciences, Inc.(a)	1,993,455

	Professional Services – 3.4%
16,329	FTI Consulting, Inc.(a)	2,705,879
58,929	KBR, Inc.	2,546,911

		5,252,790

See accompanying notes to financial statements.

23  |

Portfolio of Investments – as of September 30, 2022

Loomis Sayles Small/Mid Cap Growth Fund – continued

Shares	Description	Value (†)

Common Stocks – continued

	Semiconductors & Semiconductor Equipment – 5.0%
16,366	MKS Instruments, Inc.	$1,352,486
3,390	Monolithic Power Systems, Inc.	1,231,926
18,645	Nova Ltd.(a)	1,590,419
15,763	Power Integrations, Inc.	1,013,876
30,962	Semtech Corp.(a)	910,592
12,920	Silicon Laboratories, Inc.(a)	1,594,845

		7,694,144

	Software – 6.0%
88,046	Box, Inc., Class A(a)	2,147,442
13,259	Paylocity Holding Corp.(a)	3,203,109
30,830	Q2 Holdings, Inc.(a)	992,726
5,349	Tyler Technologies, Inc.(a)	1,858,777
29,982	Verint Systems, Inc.(a)	1,006,796

		9,208,850

	Specialty Retail – 1.1%
11,996	Five Below, Inc.(a)	1,651,489

	Technology Hardware, Storage & Peripherals – 2.8%
45,614	Avid Technology, Inc.(a)	1,060,982
120,269	Pure Storage, Inc., Class A(a)	3,291,762

		4,352,744

	Textiles, Apparel & Luxury Goods – 3.4%
20,208	Columbia Sportswear Co.	1,359,999
7,176	Deckers Outdoor Corp.(a)	2,243,289
50,756	Skechers U.S.A., Inc., Class A(a)	1,609,980

		5,213,268

	Thrifts & Mortgage Finance – 1.0%
45,237	Axos Financial, Inc.(a)	1,548,463

	Trading Companies & Distributors – 1.0%
15,067	SiteOne Landscape Supply, Inc.(a)	1,569,077

	Total Common Stocks
	(Identified Cost $171,670,663)	148,720,841

Principal Amount

Short-Term Investments – 3.2%

$4,882,775	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 9/30/2022 at 1.100% to be repurchased at $4,883,223 on 10/03/2022 collateralized by $5,078,500 U.S. Treasury Note, 3.500% due 9/15/2025 valued at $4,980,500 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $4,882,775)	4,882,775

	Total Investments – 100.1%

	(Identified Cost $176,553,438)	153,603,616

	Other assets less liabilities—(0.1)%	(223,408)

	Net Assets – 100.0%	$153,380,208

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

ADR	An American Depositary Receipt is a certificate issued by a custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the United States.

Industry Summary at September 30, 2022

Health Care Equipment & Supplies	9.0%
Biotechnology	6.4
Software	6.0
Aerospace & Defense	5.2
IT Services	5.2
Machinery	5.2
Semiconductors & Semiconductor Equipment	5.0
Food & Staples Retailing	4.9
Hotels, Restaurants & Leisure	4.2
Health Care Providers & Services	4.0
Professional Services	3.4
Textiles, Apparel & Luxury Goods	3.4
Construction & Engineering	3.3
Capital Markets	3.2
Electronic Equipment, Instruments & Components	2.9
Technology Hardware, Storage & Peripherals	2.8
Building Products	2.6
Insurance	2.3
Commercial Services & Supplies	2.2
Banks	2.2
Other Investments, less than 2% each	13.5
Short-Term Investments	3.2

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

|  24

Statements of Assets and Liabilities

September 30, 2022

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
ASSETS
Investments at cost	$1,939,887,914	$354,863,130	$176,553,438
Net unrealized appreciation (depreciation)	51,396,793	65,573,903	(22,949,822)

Investments at value	1,991,284,707	420,437,033	153,603,616
Cash	—	278,061	—
Receivable for Fund shares sold	2,244,948	615,994	10,014
Receivable for securities sold	—	1,920,098	—
Dividends and interest receivable	438,436	381,170	38,434
Prepaid expenses (Note 7)	265	58	16

TOTAL ASSETS	1,993,968,356	423,632,414	153,652,080

LIABILITIES
Payable for securities purchased	14,351,905	953,881	62,629
Payable for Fund shares redeemed	700,230	296,223	21,901
Management fees payable (Note 5)	1,289,906	271,764	89,816
Deferred Trustees’ fees (Note 5)	277,701	284,529	37,150
Administrative fees payable (Note 5)	79,303	17,436	6,235
Payable to distributor (Note 5d)	12,125	3,350	27
Audit and tax services fees payable	45,425	45,915	45,071
Other accounts payable and accrued expenses	117,085	57,342	9,043

TOTAL LIABILITIES	16,873,680	1,930,440	271,872

NET ASSETS	$1,977,094,676	$421,701,974	$153,380,208

NET ASSETS CONSIST OF:
Paid-in capital	$1,881,479,062	$306,948,010	$182,975,262
Accumulated earnings (loss)	95,615,614	114,753,964	(29,595,054)

NET ASSETS	$1,977,094,676	$421,701,974	$153,380,208

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:

Institutional Class:
Net assets	$883,457,798	$276,019,643	$106,566,379

Shares of beneficial interest	38,614,974	12,231,891	10,301,830

Net asset value, offering and redemption price per share	$22.88	$22.57	$10.34

Retail Class:
Net assets	$62,909,145	$63,738,219	$—

Shares of beneficial interest	3,149,117	2,903,727	—

Net asset value, offering and redemption price per share	$19.98	$21.95	$—

Admin Class shares:
Net assets	$—	$6,775,952	$—

Shares of beneficial interest	—	333,598	—

Net asset value, offering and redemption price per share	$—	$20.31	$—

Class N shares:
Net assets	$1,030,727,733	$75,168,160	$46,813,829

Shares of beneficial interest	44,362,032	3,328,601	4,521,472

Net asset value, offering and redemption price per share	$23.23	$22.58	$10.35

See accompanying notes to financial statements.

25  |

Statements of Operations

For the Year Ended September 30, 2022

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
INVESTMENT INCOME
Dividends	$10,396,028 (a)	$7,411,939	$510,496
Interest	125,672	16,800	9,953
Less net foreign taxes withheld	(52,906)	(21,902)	—

	10,468,794	7,406,837	520,449

Expenses
Management fees (Note 5)	18,479,365	4,039,249	1,004,898
Service and distribution fees (Note 5)	211,376	243,852	—
Administrative fees (Note 5)	1,084,767	237,337	59,585
Trustees’ fees and expenses (Note 5)	79,886	27,037	15,767
Trustees’ fees deferred compensation (Note 5)	(38,332)	(53,840)	(3,526)
Transfer agent fees and expenses (Notes 5 and 6)	1,384,697	370,715	5,655
Audit and tax services fees	43,465	44,035	43,384
Custodian fees and expenses	89,404	18,355	9,911
Legal fees (Note 7)	77,331	16,909	4,237
Registration fees	82,576	79,620	48,125
Shareholder reporting expenses	137,432	93,453	5,323
Miscellaneous expenses	93,635	41,069	27,388

Total expenses	21,725,602	5,157,791	1,220,747
Less waiver and/or expense reimbursement (Note 5)	—	(122,879)	(103,974)

Net expenses	21,725,602	5,034,912	1,116,773

Net investment income (loss)	(11,256,808)	2,371,925	(596,324)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	55,541,403	53,239,567	(6,038,711)

Net change in unrealized appreciation (depreciation) on:
Investments	(710,299,435)	(140,778,533)	(41,617,706)

Net realized and unrealized loss on investments	(654,758,032)	(87,538,966)	(47,656,417)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(666,014,840)	$(85,167,041)	$(48,252,741)

(a)	Includes a non-recurring dividend of $1,235,166.

See accompanying notes to financial statements.

|  26

Statements of Changes in Net Assets

	Small Cap Growth Fund		Small Cap Value Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2022	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment income (loss)	$(11,256,808)	$(19,450,861)	$2,371,925	$507,378
Net realized gain on investments	55,541,403	533,253,178	53,239,567	100,227,931
Net change in unrealized appreciation (depreciation) on investments	(710,299,435)	177,322,872	(140,778,533)	147,963,359

Net increase (decrease) in net assets resulting from operations	(666,014,840)	691,125,189	(85,167,041)	248,698,668

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(225,523,167)	(22,559,287)	(63,922,055)	(26,695,330)
Retail Class	(19,793,925)	(2,296,488)	(14,932,854)	(7,238,030)
Admin Class	—	—	(1,673,437)	(668,585)
Class N	(252,701,386)	(24,308,305)	(19,629,374)	(8,552,785)

Total distributions	(498,018,478)	(49,164,080)	(100,157,720)	(43,154,730)

NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	261,184,927	36,085,434	14,383,874	(91,550,412)

Net increase (decrease) in net assets	(902,848,391)	678,046,543	(170,940,887)	113,993,526
NET ASSETS
Beginning of the year	2,879,943,067	2,201,896,524	592,642,861	478,649,335

End of the year	$1,977,094,676	$2,879,943,067	$421,701,974	$592,642,861

See accompanying notes to financial statements.

27  |

Statements of Changes in Net Assets – continued

	Small/Mid Cap Growth Fund
	Year Ended September 30, 2022	Year Ended September 30, 2021
FROM OPERATIONS:
Net investment loss	$(596,324)	$(105,005)
Net realized gain (loss) on investments	(6,038,711)	9,142,738
Net change in unrealized appreciation (depreciation) on investments	(41,617,706)	8,684,917

Net increase (decrease) in net assets resulting from operations	(48,252,741)	17,722,650

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Institutional Class	(7,348,311)	(450,185)
Class N	(901,138)	(58,589)

Total distributions	(8,249,449)	(508,774)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	130,096,993	10,400,054

Net increase in net assets	73,594,803	27,613,930
NET ASSETS
Beginning of the year	79,785,405	52,171,475

End of the year	$153,380,208	$79,785,405

See accompanying notes to financial statements.

|  28

Financial Highlights

For a share outstanding throughout each period.

	Small Cap Growth Fund – Institutional Class
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$36.57		$28.51	$26.30	$31.55	$27.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15	)(b)	(0.26)	(0.17)	(0.16)	(0.16)
Net realized and unrealized gain (loss)	(7.06)		8.94	4.73	(2.51)	7.54

Total from Investment Operations	(7.21)		8.68	4.56	(2.67)	7.38

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(6.48)		(0.62)	(2.35)	(2.58)	(3.20)

Net asset value, end of the period	$22.88		$36.57	$28.51	$26.30	$31.55

Total return	(24.77	)%(b)	30.53%	17.98%	(6.88)%	29.77%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$883,458		$1,299,777	$1,037,625	$908,616	$926,914
Net expenses	0.93%		0.92%	0.94%	0.95%	0.94%
Gross expenses	0.93%		0.92%	0.94%	0.95%	0.94%
Net investment loss	(0.51	)%(b)	(0.72)%	(0.66)%	(0.62)%	(0.58)%
Portfolio turnover rate	34%		52%	52%	67%	41%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.16), total return would have been (24.83%) and the ratio of net investment loss to average net assets would have been (0.56%).

	Small Cap Growth Fund – Retail Class
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$32.79		$25.67	$23.95	$29.09		$25.53

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.19	)(b)	(0.30)	(0.21)	(0.21)		(0.22)
Net realized and unrealized gain (loss)	(6.14)		8.04	4.28	(2.35)		6.98

Total from Investment Operations	(6.33)		7.74	4.07	(2.56)		6.76

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(6.48)		(0.62)	(2.35)	(2.58)		(3.20)

Net asset value, end of the period	$19.98		$32.79	$25.67	$23.95		$29.09

Total return	(24.94	)%(b)	30.20%	17.67%	(7.11	)%(c)	29.45%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$62,909		$105,027	$98,205	$95,635		$136,415
Net expenses	1.18%		1.17%	1.19%	1.19	%(d)	1.19%
Gross expenses	1.18%		1.17%	1.19%	1.20%		1.19%
Net investment loss	(0.76	)%(b)	(0.92)%	(0.91)%	(0.86)%		(0.82)%
Portfolio turnover rate	34%		52%	52%	67%		41%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), total return would have been (25.01%) and the ratio of net investment loss to average net assets would have been (0.81%).
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

29  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Growth Fund – Class N
	Year Ended September 30, 2022		Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$37.01		$28.81	$26.53	$31.76	$27.50

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.11	)(b)	(0.22)	(0.14)	(0.13)	(0.12)
Net realized and unrealized gain (loss)	(7.19)		9.04	4.77	(2.52)	7.58

Total from Investment Operations	(7.30)		8.82	4.63	(2.65)	7.46

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(6.48)		(0.62)	(2.35)	(2.58)	(3.20)

Net asset value, end of the period	$23.23		$37.01	$28.81	$26.53	$31.76

Total return	(24.69	)%(b)	30.66%	18.09%	(6.76)%	29.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$1,030,728		$1,475,139	$1,066,067	$629,914	$517,734
Net expenses	0.82%		0.82%	0.82%	0.82%	0.82%
Gross expenses	0.82%		0.82%	0.82%	0.82%	0.82%
Net investment loss	(0.39	)%(b)	(0.62)%	(0.54)%	(0.49)%	(0.43)%
Portfolio turnover rate	34%		52%	52%	67%	41%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.13), total return would have been (24.71%) and the ratio of net investment loss to average net assets would have been (0.44%).

	Small Cap Value Fund – Institutional Class
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$32.05	$22.34	$28.66	$35.27	$37.37

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.13	0.04	0.12	0.10	0.09
Net realized and unrealized gain (loss)	(4.18)	11.79	(4.03)	(2.49)	2.11

Total from Investment Operations	(4.05)	11.83	(3.91)	(2.39)	2.20

LESS DISTRIBUTIONS FROM:
Net investment income	(0.05)	(0.13)	(0.12)	(0.08)	(0.05)
Net realized capital gains	(5.38)	(1.99)	(2.29)	(4.14)	(4.25)

Total Distributions	(5.43)	(2.12)	(2.41)	(4.22)	(4.30)

Net asset value, end of the period	$22.57	$32.05	$22.34	$28.66	$35.27

Total return(b)	(16.18)%	55.05%	(15.31)%	(4.11)%	6.21%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$276,020	$378,856	$295,006	$433,360	$587,198
Net expenses(c)	0.90%	0.90%	0.90%	0.90%	0.90%
Gross expenses	0.93%	0.94%	0.95%	0.93%	0.92%
Net investment income	0.48%	0.12%	0.48%	0.36%	0.26%
Portfolio turnover rate	28%	23%	23%	24%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

|  30

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund – Retail Class
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$31.33	$21.87	$28.11	$34.66	$36.83

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	0.06	(0.04)	0.05	0.03	0.00 (b)
Net realized and unrealized gain (loss)	(4.06)	11.55	(3.96)	(2.44)	2.08

Total from Investment Operations	(4.00)	11.51	(3.91)	(2.41)	2.08

LESS DISTRIBUTIONS FROM:
Net investment income	—	(0.06)	(0.04)	—	—
Net realized capital gains	(5.38)	(1.99)	(2.29)	(4.14)	(4.25)

Total Distributions	(5.38)	(2.05)	(2.33)	(4.14)	(4.25)

Net asset value, end of the period	$21.95	$31.33	$21.87	$28.11	$34.66

Total return(c)	(16.40)%	54.69%	(15.56)%	(4.33)%	5.95%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$63,738	$92,036	$83,163	$134,434	$208,310
Net expenses(d)	1.15%	1.15%	1.15%	1.15%	1.15%
Gross expenses	1.18%	1.19%	1.20%	1.18%	1.17%
Net investment income (loss)	0.23%	(0.12)%	0.23%	0.10%	0.01%
Portfolio turnover rate	28%	23%	23%	24%	19%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

	Small Cap Value Fund – Admin Class
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$29.44	$20.65	$26.68	$33.25	$35.58

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.01)	(0.10)	(0.01)	(0.04)	(0.08)
Net realized and unrealized gain (loss)	(3.74)	10.88	(3.73)	(2.39)	2.00

Total from Investment Operations	(3.75)	10.78	(3.74)	(2.43)	1.92

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(5.38)	(1.99)	(2.29)	(4.14)	(4.25)

Net asset value, end of the period	$20.31	$29.44	$20.65	$26.68	$33.25

Total return(b)	(16.63)%	54.29%	(15.74)%	(4.60)%	5.68%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$6,776	$9,440	$7,662	$13,357	$24,530
Net expenses(c)	1.40%	1.40%	1.40%	1.40%	1.40%
Gross expenses	1.43%	1.43%	1.45%	1.43%	1.42%
Net investment loss	(0.02)%	(0.38)%	(0.03)%	(0.15)%	(0.24)%
Portfolio turnover rate	28%	23%	23%	24%	19%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.

See accompanying notes to financial statements.

31  |

Financial Highlights – continued

For a share outstanding throughout each period.

	Small Cap Value Fund – Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Year Ended September 30, 2018
Net asset value, beginning of the period	$32.07	$22.35	$28.68	$35.31	$37.41

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.15	0.05	0.13	0.12	0.12
Net realized and unrealized gain (loss)	(4.19)	11.80	(4.03)	(2.50)	2.11

Total from Investment Operations	(4.04)	11.85	(3.90)	(2.38)	2.23

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.14)	(0.14)	(0.11)	(0.08)
Net realized capital gains	(5.38)	(1.99)	(2.29)	(4.14)	(4.25)

Total Distributions	(5.45)	(2.13)	(2.43)	(4.25)	(4.33)

Net asset value, end of the period	$22.58	$32.07	$22.35	$28.68	$35.31

Total return	(16.16)%	55.15%	(15.28)%	(4.07)%	6.28%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$75,168	$112,310	$92,818	$141,821	$153,646
Net expenses	0.84%	0.85%	0.85%	0.83%	0.83%
Gross expenses	0.84%	0.85%	0.85%	0.83%	0.83%
Net investment income	0.53%	0.17%	0.53%	0.43%	0.33%
Portfolio turnover rate	28%	23%	23%	24%	19%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.

	Small/Mid Cap Growth Fund – Institutional Class
	Year Ended September 30, 2022		Year Ended September 30, 2021		Year Ended September 30, 2020	Year Ended September 30, 2019		Year Ended September 30, 2018
Net asset value, beginning of the period	$15.25		$11.81		$10.03	$15.49		$12.31

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.06)		(0.02	)(b)	(0.04)	(0.04)		(0.05)
Net realized and unrealized gain (loss)	(3.37)		3.56		2.06	(1.55	)(c)	3.23

Total from Investment Operations	(3.43)		3.54		2.02	(1.59)		3.18

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.48)		(0.10)		(0.24)	(3.87)		—

Net asset value, end of the period	$10.34		$15.25		$11.81	$10.03		$15.49

Total return(d)	(25.43)%		30.00	%(b)	20.38%	(3.27)%		25.83%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$106,566		$70,526		$52,170	$34,312		$17,500
Net expenses(e)	0.84	%(f)	0.84	%(f)	0.84%	0.85%		0.85%
Gross expenses	0.91%		0.99%		1.21%	1.30%		1.43%
Net investment loss	(0.45)%		(0.14	)%(b)	(0.34)%	(0.35)%		(0.35)%
Portfolio turnover rate	50%		50%		60%	67%		102%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.08), total return would have been 29.49% and the ratio of net investment loss to average net assets would have been (0.52%).
(c)	The amount shown for a share outstanding does not correspond with the aggregate realized and unrealized gain (loss) on investments for the period due to the timing of sales and redemptions of fund shares in relation to fluctuating market values of investments of the Fund.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes additional voluntary waiver of advisory fee of 0.01%.

See accompanying notes to financial statements.

|  32

Financial Highlights – continued

For a share outstanding throughout each period.

	Small/Mid Cap Growth Fund – Class N
	Year Ended September 30, 2022	Year Ended September 30, 2021		Period Ended September 30, 2020*
Net asset value, beginning of the period	$15.26	$11.81		$9.89

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.05)	(0.01	)(b)	(0.04)
Net realized and unrealized gain (loss)	(3.38)	3.56		2.20

Total from Investment Operations	(3.43)	3.55		2.16

LESS DISTRIBUTIONS FROM:
Net realized capital gains	(1.48)	(0.10)		(0.24)

Net asset value, end of the period	$10.35	$15.26		$11.81

Total return(c)	(25.41)%	30.08	%(b)	22.08	%(d)
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000’s)	$46,814	$9,260		$1
Net expenses(e)	0.83%	0.83%		0.83	%(f)
Gross expenses	0.91%	1.00%		107.49	%(f)
Net investment loss	(0.44)%	(0.08	)%(b)	(0.34	)%(f)
Portfolio turnover rate	50%	50%		60	%(g)

*	Class operations commenced on October 1, 2019.
(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.07), total return would have been 29.66% and the ratio of net investment loss to average net assets would have been (0.50%).
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	Periods less than one year are not annualized.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Computed on an annualized basis for periods less than one year.
(g)	Represents the Fund’s portfolio turnover rate for the year ended September 30, 2020.

See accompanying notes to financial statements.

33  |

Notes to Financial Statements

September 30, 2022

1.  Organization. Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts” and each a “Trust”) are each organized as a Massachusetts business trust. Each Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trusts are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:

Loomis Sayles Funds I:

Loomis Sayles Small Cap Value Fund (the “Small Cap Value Fund”)

Loomis Sayles Funds II:

Loomis Sayles Small Cap Growth Fund (the “Small Cap Growth Fund”)

Loomis Sayles Small/Mid Cap Growth Fund (the “Small/Mid Cap Growth Fund”)

Each Fund is a diversified investment company.

Small Cap Growth Fund offers Institutional Class, Retail Class and Class N shares. Small Cap Value Fund offers Institutional Class, Retail Class, Admin Class and Class N shares. Small/Mid Cap Growth Fund offers Institutional Class and Class N shares.

Each share class is sold without a sales charge. Retail Class and Admin Class shares pay a Rule 12b-1 fee. Class N shares are offered with an initial minimum investment of $1,000,000. Institutional Class shares are intended for institutional investors with a minimum initial investment of $100,000. Certain categories of investors are exempted from the minimum investment amount for Class N and Institutional Class as outlined in the relevant Fund’s prospectus. Admin Class shares are offered exclusively through intermediaries.

Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Retail Class and Admin Class), and transfer agent fees are borne collectively for Institutional Class, Retail Class and Admin Class, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds’ financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds’ financial statements.

a.  Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.

Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value per share.

Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.

Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Broker-dealer bid prices may be used to fair value debt and unlisted equities where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.

|  34

Notes to Financial Statements – continued

September 30, 2022

The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s net asset value (“NAV”) is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.

b.  Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains and return of capital included in distributions received from the Funds’ investments in real estate investment trusts (“REITs”) are reported to the Funds after the end of the fiscal year; accordingly, the Funds estimate these amounts for accounting purposes until the characterization of REIT distributions is reported to the Funds after the end of the fiscal year. Estimates are based on the most recent REIT distribution information available. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.

Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates.

The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities.

The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

d.  Federal and Foreign Income Taxes. The Trusts treat each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of September 30, 2022 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of

35  |

Notes to Financial Statements – continued

September 30, 2022

Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.

e.  Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as return of capital distributions received, distribution re-designations, capital gain distributions received and net operating losses. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Funds’ fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are reported as distributed from ordinary income for tax purposes.

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended September 30, 2022 and 2021 was as follows:

	2022 Distributions			2021 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Small Cap Growth Fund	$14,122,150	$483,896,328	$498,018,478	$—	$49,164,080	$49,164,080
Small Cap Value Fund	8,282,886	91,874,834	100,157,720	2,422,269	40,732,461	43,154,730
Small/Mid Cap Growth Fund	—	8,249,449	8,249,449	—	508,774	508,774

Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.

As of September 30, 2022, the components of distributable earnings on a tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Undistributed ordinary income	$—	$1,427,268	$—
Undistributed long-term capital gains	54,712,252	48,588,938	—

Total undistributed earnings	54,712,252	50,016,206	—

Late-year ordinary and post-October capital loss deferrals*	(7,898,482)	—	(6,245,087)

Unrealized appreciation (depreciation)	49,079,545	65,022,288	(23,312,817)

Total accumulated earnings (losses)	$95,893,315	$115,038,494	$(29,557,904)

* Under current tax law, net operating losses, capital losses, foreign currency losses, and losses on passive foreign investment companies and contingent payment debt instruments after October 31 or December 31, as applicable, may be deferred and treated as occurring on the first day of the following taxable year. Small Cap Growth Fund and Small/Mid Cap Growth Fund are deferring net operating losses and capital losses.

As of September 30, 2022, the tax cost of investments and unrealized appreciation (depreciation) on a federal tax basis were as follows:

	Small Cap Growth Fund	Small Cap Value Fund	Small/Mid Cap Growth Fund
Federal tax cost	$1,942,205,162	$355,414,745	$176,916,433

Gross tax appreciation	$265,284,889	$96,500,094	$5,091,042
Gross tax depreciation	(216,205,344)	(31,477,806)	(28,403,859)

Net tax appreciation (depreciation)	$49,079,545	$65,022,288	$(23,312,817)

f.  Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the

|  36

Notes to Financial Statements – continued

September 30, 2022

benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of September 30, 2022, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.

g.  Securities Lending. Small Cap Growth Fund and Small Cap Value Fund have entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Funds, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Funds may bear the risk of loss with respect to the investment of the collateral. The Funds invest cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Funds and State Street Bank as lending agent.

For the year ended September 30, 2022, neither Fund had loaned securities under this agreement.

h.  Indemnifications. Under the Trusts’ organizational documents, their officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

i.  New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update 2022-03, “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in ASC 820 related to the measurement of fair value of an equity security subject to contractual sale restrictions, eliminating the ability to apply a discount to the fair value of such securities, and introducing related disclosure requirements. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.

3.  Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1—quoted prices in active markets for identical assets or liabilities;

•

Level 2—prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and

•

Level 3—prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Funds’ pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.

Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.

37  |

Notes to Financial Statements – continued

September 30, 2022

The following is a summary of the inputs used to value the Funds’ investments as of September 30, 2022, at value:

Small Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$1,931,590,842	$—	$—	$1,931,590,842
Short-Term Investments	—	59,693,865	—	59,693,865

Total	$1,931,590,842	$59,693,865	$—	$1,991,284,707

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small Cap Value Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$413,054,153	$—	$—	$413,054,153
Short-Term Investments	—	7,382,880	—	7,382,880

Total	$413,054,153	$7,382,880	$—	$420,437,033

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Small/Mid Cap Growth Fund

Asset Valuation Inputs

Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$148,720,841	$—	$—	$148,720,841
Short-Term Investments	—	4,882,775	—	4,882,775

Total	$148,720,841	$4,882,775	$—	$153,603,616

(a) Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

4.  Purchases and Sales of Securities. For the year ended September 30, 2022, purchases and sales of securities (excluding short-term investments) were as follows:

Fund	Purchases	Sales
Small Cap Growth Fund	$809,093,493	$1,011,103,221
Small Cap Value Fund	147,792,628	227,940,431
Small/Mid Cap Growth Fund	182,539,304	63,489,680

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to each Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC, which is part of Natixis Investment Managers, an international asset management group based in Paris, France.

Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:

Fund	Percentage of Average Daily Net Assets
Small Cap Growth Fund	0.75%
Small Cap Value Fund	0.75%
Small/Mid Cap Growth Fund	0.75%

Loomis Sayles has given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until January 31, 2023, may be terminated before then only with the consent of the Funds’ Board of Trustees and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/ reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.

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Notes to Financial Statements – continued

September 30, 2022

For the year ended September 30, 2022, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:

	Expense Limit as a Percentage of Average Daily Net Assets
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	1.00%	1.25%	—	0.95%
Small Cap Value Fund	0.90%	1.15%	1.40%	0.85%
Small/Mid Cap Growth Fund	0.85%	—	—	0.83%

Loomis Sayles shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended September 30, 2022, the management fees for each Fund were as follows:

Fund	Gross Management Fees	Contractual Waivers of Management Fees[1]	Voluntary Waivers of Management Fees[2]	Net Management Fees	Percentage of Average Daily Net Assets
					Gross	Net
Small Cap Growth Fund	$18,479,365	$—	$—	$18,479,365	0.75%	0.75%
Small Cap Value Fund	4,039,249	—	—	4,039,249	0.75%	0.75%
Small/Mid Cap Growth Fund	1,004,898	88,872	13,965	902,061	0.75%	0.67%

For the year ended September 30, 2022, class-specific expenses have been reimbursed as follows:

	Reimbursement[1]
Fund	Institutional Class	Retail Class	Admin Class	Class N	Total
Small Cap Value Fund	$98,247	$22,229	$2,403	$—	$122,879

1 Waiver/expense reimbursements are subject to possible recovery until September 30, 2023.

2 In order to ensure that the total annual fund operating expenses after fee waiver and/or expense reimbursement do not exceed limitations, the Adviser may voluntarily waive additional advisory fees for Small/Mid Cap Growth Fund. Voluntary management fee waivers are not subject to recovery under the expense limitation agreement described above.

b.  Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trusts. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trusts.

Pursuant to Rule 12b-1 under the 1940 Act, Small Cap Growth Fund and Small Cap Value Fund have adopted a Distribution Plan relating to each Fund’s Retail Class shares (the “Retail Class Plans”) and Small Cap Value Fund has adopted a Distribution Plan relating to its Admin Class shares (the “Admin Class Plan”).

Under the Retail Class Plans, each Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Retail Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Retail Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Retail Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

Under the Admin Class Plan, Small Cap Value Fund pays Natixis Distribution a monthly distribution fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Admin Class shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Admin Class shares or for payments made by Natixis Distribution to securities dealers or other financial intermediaries as commissions, asset-based sales charges or other compensation with respect to the sale of Admin Class shares, or for providing personal services to investors and/or the maintenance of shareholder accounts.

In addition, the Admin Class shares of Small Cap Value Fund may pay Natixis Distribution an administrative service fee, at an annual rate not to exceed 0.25% of the average daily net assets attributable to Admin Class shares. These fees are subsequently paid to securities dealers or financial intermediaries for providing personal services and/or account maintenance for their customers who hold such shares.

39  |

Notes to Financial Statements – continued

September 30, 2022

For the year ended September 30, 2022, the service and distribution fees for each Fund were as follows:

	Service Fees	Distribution Fees
Fund	Admin Class	Retail Class	Admin Class
Small Cap Growth Fund	$—	$211,376	$—
Small Cap Value Fund	21,323	201,206	21,323

c.  Administrative Fees. Natixis Advisors, LLC (“Natixis Advisors”) provides certain administrative services for the Funds and contracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis Investment Managers, LLC. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.

For the year ended September 30, 2022, the administrative fees for each Fund were as follows:

Fund	Administrative Fees
Small Cap Growth Fund	$1,084,767
Small Cap Value Fund	237,337
Small/Mid Cap Growth Fund	59,585

d.  Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.

For the year ended September 30, 2022, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:

Fund	Sub-Transfer Agent Fees
Small Cap Growth Fund	$1,349,327
Small Cap Value Fund	346,081
Small/Mid Cap Growth Fund	1,983

As of September 30, 2022, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):

Fund	Reimbursements of Sub-Transfer Agent Fees
Small Cap Growth Fund	$12,125
Small Cap Value Fund	3,350
Small/Mid Cap Growth Fund	27

Sub-transfer agent fees attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.

e.  Trustees Fees and Expenses. The Trusts do not pay any compensation directly to their officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends

|  40

Notes to Financial Statements – continued

September 30, 2022

telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

Prior to January 1, 2022, each Independent Trustee (other than the Chairperson) received, in the aggregate, a retainer fee at the annual rate of $199,000. All other Trustees fees remained unchanged.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.

For the year ended September 30, 2022, net depreciation in the value of participants’ deferral accounts are reflected on the Statements of Operations as a reduction to expenses, as follows:

Fund	Amount
Small Cap Growth Fund	$(38,332)
Small Cap Value Fund	(53,840)
Small/Mid Cap Growth Fund	(3,526)

Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trusts.

f.  Affiliated Ownership. As of September 30, 2022, Loomis Sayles Funded Pension Plan and Trust (“Pension Plan”), Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) and Loomis Sayles non-qualified retirement plans held shares of the Funds representing the following percentages of the Funds’ net assets:

Fund	Pension Plan	Retirement Plan	Non-Qualified Retirement Plans	Total Affiliated Ownership
Small Cap Growth Fund	0.07%	1.11%	—	1.18%
Small Cap Value Fund	0.31%	5.33%	6.19%	11.83%

Investment activities of affiliated shareholders could have material impacts on the Funds.

g.  Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to Small/Mid Cap Growth Fund to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through January 31, 2023 and is not subject to recovery under the expense limitation agreement described above.

For the year ended September 30, 2022, Natixis Advisors reimbursed Small/Mid Cap Growth Fund $1,137 for transfer agency expenses related to Class N shares.

6.  Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Institutional Class, Retail Class and Admin Class are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.

For the year ended September 30, 2022, the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):

	Transfer Agent Fees and Expenses
Fund	Institutional Class	Retail Class	Admin Class	Class N
Small Cap Growth Fund	$1,277,963	$98,196	$—	$8,538
Small Cap Value Fund	293,931	68,022	7,224	1,538
Small/Mid Cap Growth Fund	4,518	—	—	1,137

41  |

Notes to Financial Statements – continued

September 30, 2022

7.  Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund may borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.

For the year ended September 30, 2022, none of the Funds had borrowings under this agreement.

8.  Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of September 30, 2022, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:

Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership Ownership (Note 5f)	Total Percentage of Ownership
Small Cap Value Fund	1	14.52%	11.83%	26.35%
Small/Mid Cap Growth Fund	4	71.21%	—	71.21%

Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.

9.   Risk. Russia launched a large-scale invasion of Ukraine on February 24, 2022. The extent and duration of the military action, resulting sanctions and resulting future market disruptions in the region and around the world are impossible to predict, but could be significant and have a severe adverse effect on the region and around the world, including significant negative impacts on the economy and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors.

10.  Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Small Cap Growth Fund

	Year Ended September 30, 2022		Year Ended September 30, 2021

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	8,017,172	$223,956,965	9,135,230	$323,499,208
Issued in connection with the reinvestment of distributions	6,623,931	211,700,835	603,506	21,484,823
Redeemed	(11,564,237)	(328,676,465)	(10,600,777)	(379,032,001)

Net change	3,076,866	$106,981,335	(862,041)	$(34,047,970)

Retail Class
Issued from the sale of shares	320,387	$7,927,984	559,662	$17,611,050
Issued in connection with the reinvestment of distributions	703,528	19,670,652	71,504	2,286,695
Redeemed	(1,078,080)	(27,258,549)	(1,253,848)	(39,965,014)

Net change	(54,165)	$340,087	(622,682)	$(20,067,269)

Class N
Issued from the sale of shares	8,143,108	$239,198,836	12,972,678	$459,829,686
Issued in connection with the reinvestment of distributions	7,685,869	249,252,745	666,169	23,982,068
Redeemed	(11,325,816)	(334,588,076)	(10,783,445)	(393,611,081)

Net change	4,503,161	$153,863,505	2,855,402	$90,200,673

Increase from capital share transactions	7,525,862	$261,184,927	1,370,679	$36,085,434

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Notes to Financial Statements – continued

September 30, 2022

10.  Capital Shares – continued

	Small Cap Value Fund

	Year Ended September 30, 2022		Year Ended September 30, 2021

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	1,638,952	$45,506,016	2,185,029	$65,327,936
Issued in connection with the reinvestment of distributions	2,209,266	63,052,444	969,486	25,449,017
Redeemed	(3,438,164)	(92,106,055)	(4,539,392)	(134,099,821)

Net change	410,054	$16,452,405	(1,384,877)	$(43,322,868)

Retail Class
Issued from the sale of shares	118,433	$3,328,950	272,038	$7,899,117
Issued in connection with the reinvestment of distributions	535,511	14,897,926	280,859	7,220,881
Redeemed	(687,758)	(19,095,126)	(1,417,269)	(40,836,991)

Net change	(33,814)	$(868,250)	(864,372)	$(25,716,993)

Admin Class
Issued from the sale of shares	41,072	$1,112,201	23,426	$655,054
Issued in connection with the reinvestment of distributions	64,887	1,673,437	27,530	666,234
Redeemed	(93,082)	(2,413,386)	(101,301)	(2,619,066)

Net change	12,877	$372,252	(50,345)	$(1,297,778)

Class N
Issued from the sale of shares	719,077	$21,151,505	710,243	$21,428,894
Issued in connection with the reinvestment of distributions	687,544	19,629,374	325,820	8,552,785
Redeemed	(1,580,215)	(42,353,412)	(1,686,418)	(51,194,452)

Net change	(173,594)	$(1,572,533)	(650,355)	$(21,212,773)

Increase (decrease) from capital share transactions	215,523	$14,383,874	(2,949,949)	$(91,550,412)

	Small/Mid Cap Growth Fund

	Year Ended September 30, 2022		Year Ended September 30, 2021

Institutional Class	Shares	Amount	Shares	Amount
Issued from the sale of shares	6,066,124	$75,764,451	770,533	$10,719,355
Issued in connection with the reinvestment of distributions	493,838	7,348,311	31,883	450,185
Redeemed	(882,881)	(10,629,212)	(596,871)	(8,728,075)

Net change	5,677,081	$72,483,550	205,545	$2,441,465

Class N
Issued from the sale of shares	4,203,057	$60,895,993	673,195	$8,900,000
Issued in connection with the reinvestment of distributions	60,520	901,138	4,146	58,589
Redeemed	(348,878)	(4,183,688)	(70,671)	(1,000,000)

Net change	3,914,699	$57,613,443	606,670	$7,958,589

Increase from capital share transactions	9,591,780	$130,096,993	812,215	$10,400,054

43  |

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Loomis Sayles Funds I and Loomis Sayles Funds II and Shareholders of Loomis Sayles Small Cap Value Fund, Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Small Cap Value Fund (one of the funds constituting Loomis Sayles Funds I), and Loomis Sayles Small Cap Growth Fund and Loomis Sayles Small/Mid Cap Growth Fund (two of the funds constituting Loomis Sayles Funds II) (hereafter collectively referred to as the “Funds”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2022

We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.

|  44

2022 U.S. Tax Distribution Information to Shareholders (Unaudited)

Corporate Dividends Received Deduction. For the fiscal year ended September 30, 2022, a percentage of dividends distributed by the Fund listed below qualifies for the dividends received deduction for corporate shareholders. This percentage is as follows:

Fund	Qualifying Percentage
Small Cap Value Fund	74.14%

Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended September 30, 2022, unless subsequently determined to be different.

Fund	Amount
Small Cap Growth Fund	$483,896,328
Small Cap Value Fund	91,874,834
Small/Mid Cap Growth Fund	8,249,449

Qualified Dividend Income. For the fiscal year ended September 30, 2022, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2022, complete information will be reported in conjunction with Form 1099-DIV.

Fund
Small Cap Value Fund

45  |

Trustee and Officer Information

The tables below provide certain information regarding the Trustees and officers of Loomis Sayles Funds I and Loomis Sayles Funds II (the “Trusts”). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds’ Statements of Additional Information include additional information about the Trustees of the Trusts and is available by calling Loomis Sayles Funds at 800-633-3330.

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Chairperson of the Governance Committee and Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	54 Director, Burlington Stores, Inc. (retail) and Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)

Richard A. Goglia (1951)	Trustee since 2015 Contract Review Committee Member and Governance Committee Member	Retired	54 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as vice president and treasurer of a defense company and experience at a financial services company)

Wendell J. Knox (1948)	Trustee since 2009 Chairperson of the Contract Review Committee	Retired	54 Director, Abt Associates Inc. (research and consulting); Director, The Hanover Insurance Group (property and casualty insurance); Formerly, Director, Eastern Bank (bank)	Significant experience on the Board and on the boards of other business organizations (including at a bank and at a property and casualty insurance firm); executive experience (including roles as president and chief executive officer of a research and consulting company)

Martin T. Meehan (1956)	Trustee since 2012 Contract Review Committee Member and Governance Committee Member	President, University of Massachusetts	54 None	Significant experience on the Board and on the boards of other business organizations; experience as President of the University of Massachusetts; government experience (including as a member of the U.S. House of Representatives); academic experience

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Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Maureen B. Mitchell (1951)	Trustee since 2017 Audit Committee Member and Governance Committee Member	Retired	54 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as president of global sales and marketing at a financial services company)

James P. Palermo (1955)	Trustee since 2016 Audit Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	54 Director, FutureFuel.io (chemicals and biofuels)	Significant experience on the Board; financial services industry and executive experience (including roles as chief executive officer of client management and asset servicing for a banking and financial services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio member of the Audit Committee, Contract Review Committee and Governance Committee	Professor of Finance at Babson College	54 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist

Peter J. Smail (1952)	Trustee since 2009 Audit Committee Member	Retired	54 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as president and chief executive officer for an investment adviser)

Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member	Managing Director of Accordia Partners, LLC (real estate development); President of Primary Corporation (real estate development); Managing Principal of Merrick Capital Partners (infrastructure finance)

54
Advisor Eastern Bank (bank); Director, Apartment Investment and Management Company (real estate investment trust);

formerly Director, Ares Commercial Real Estate Corporation (real estate investment trust)

Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)

Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee	Retired; Formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	54 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)

47  |

Name and Year of Birth	Position(s) Held with the Trusts, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2] and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015 President and Chief Executive Officer of Loomis Sayles Funds I since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	54 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

David L. Giunta[4] (1965)	Trustee since 2011 President of Loomis Sayles Funds II and Executive Vice President of Loomis Sayles Funds I since 2008; Chief Executive Officer of Loomis Sayles Funds II since 2015	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	54 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.

[2]

The Trustees of the Trusts serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]

Mr. Charleston is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]

Mr. Giunta is deemed an “interested person” of the Trusts because he holds the following positions with an affiliated person of the Trusts: President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

Name and Year of Birth	Position(s) Held with the Trusts	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]

Officers of the Trusts
Matthew Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex; Managing Director, State Street Bank and Trust Company; Senior Manager, PricewaterhouseCoopers, LLC

Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022	Executive Vice President, General Counsel and Secretary, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Executive Vice President and Chief Compliance Officer of Natixis Investment Managers (March 2019– May 2022) and Senior Vice President and Head of Compliance, US for Natixis Investment Managers (July 2011–March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]

Each officer of the Trusts serves for an indefinite term in accordance with the Trusts’ current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]

Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

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(b) Not Applicable.

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Maureen Mitchell, Mr. James Palermo, Mr. Peter Smail, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	10/1/20- 9/30/21	10/1/21- 9/30/22	10/1/20- 9/30/21	10/1/21- 9/30/22	10/1/20- 9/30/21	10/1/21- 9/30/22	10/1/20- 9/30/21	10/1/21- 9/30/22
Loomis Sayles Funds II	$253,570	$268,783	$3,828	$3,489	$81,725	$71,349	$—	$—

1.	Audit-related fees consist of:

2021	& 2022 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2021 & 2022 – review of Registrant’s tax returns

2021 & 2022 - filings with the French tax authorities to reclaim taxes withheld on dividend income received from French resident companies

Aggregate fees billed to the Registrant for non-audit services during 2021 and 2022 were $85,553 and $74,838, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and entities controlling, controlled by or under common control with Loomis, Sayles & Company, L.P. Registrant (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	10/1/20- 9/30/21	10/1/21- 9/30/22	10/1/20- 9/30/21	10/1/21- 9/30/22	10/1/20- 9/30/21	10/1/21- 9/30/22
Control Affiliates	$—	$—	$—	$—	$—	$50,000

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	10/1/20-9/30/21	10/1/21-9/30/22
Control Affiliates	$972	$50,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Loomis Sayles Funds II

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	November 21, 2022

By:	/s/ Matthew Block

Name:	Matthew Block
Title:	Treasurer and Principal Financial and Accounting Officer
Date:	November 21, 2022